UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-22175

ALPS ETF TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Brendan Hamill, Secretary

ALPS ETF Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: 877-398-8461

Date of fiscal year end: November 30

Date of reporting period: December 1, 2024 – November 30, 2025

Item 1.	Report to Stockholders.

(a)

Alerian MLP ETF	ALPS ETF TRUST
NYSE ARCA: AMLP	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about Alerian MLP ETF (the "Fund" or "AMLP") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at www.alpsfunds.com/exchange-traded-funds/amlp. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Alerian MLP ETF	$84	0.84%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?
Management's Discussion of Fund Performance

The Alerian MLP ETF delivered a total return of 0.79% for the Period. This compares to the Alerian MLP Infrastructure Index (the "Underlying Index"), which lost 5.51% on a price-return basis and gained 1.87% on a total-return basis. The difference in performance between the Fund and its Underlying Index is primarily attributable to the Fund's operating expenses and the tax impact of the Fund's C-Corporation structure, including the accrual of approximately $17.5 million in income tax expense during the Period.

During the Period, energy lagged the S&P 500 as West Texas Intermediate ("WTI") oil prices fell 18.36% and dipped below the $60 per barrel mark on multiple occasions starting in late April 2025. Lower oil prices raised concerns about US oil production growth and volumes for midstream, creating an overhang on the space. MLPs' fee-based business models and long-term contracts typically provide some insulation from commodity price volatility.

Pipeline Transportation | Petroleum was the best-performing subsector in AMLP for the Period. The worst-performing subsector was Pipeline Transportation | Natural Gas, which only includes Energy Transfer (ET) and Enterprise Products Partners (EPD).

AMLP: Index Total Return Attribution for Twelve Months Ended November 30, 2025
Compression	0.47%
Gathering & Processing	-0.46%
Liquefaction	-0.15%
Marketing & Distribution	0.31%
Pipeline Transportation | Natural Gas	-0.97%
Pipeline Transportation | Petroleum	2.66%
TOTAL	1.86%
Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	5 Year	10 Year
Alerian MLP ETF - NAV	0.79%	23.35%	6.10%
Alerian MLP Infrastructure Index	1.87%	26.73%	8.07%
Alerian MLP Index	3.55%	27.00%	8.63%
Bloomberg US 1000 Index‡	14.25%	14.41%	14.35%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$10,668,703,135
Number of Portfolio Holdings	13
Portfolio Turnover Rate	14%
Total Advisory Fees Paid	$86,416,918

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

MPLX LP	12.76%
Sunoco LP	12.26%
Western Midstream Partners LP	12.24%
Enterprise Products Partners LP	12.23%
Plains All American Pipeline LP	11.98%
Energy Transfer LP	11.39%
Hess Midstream LP	8.82%
Cheniere Energy Partners LP	4.44%
USA Compression Partners LP	3.91%
Genesis Energy LP	3.36%
Total % of Top 10 Holdings	93.39%
Sector Allocation*

Pipeline Transportation | Petroleum	29.89%
Pipeline Transportation | Natural Gas	23.62%
Gathering + Processing	21.06%
Marketing & Distribution	17.08%
Liquefaction	4.44%
Compression	3.91%
Money Market Fund	0.00%
Total	100.00%

*	% of Total Investments.

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit www.alpsfunds.com/exchange-traded-funds/amlp.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-AMLP-113025

Alerian Energy Infrastructure ETF	ALPS ETF TRUST
NYSE ARCA: ENFR	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about Alerian Energy Infrastructure ETF (the "Fund" or "ENFR") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/enfr. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Alerian Energy Infrastructure ETF	$35	0.35%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?
Management's Discussion of Fund Performance

The Fund delivered a total return of -0.16% for the Period. This compares to the Alerian Midstream Energy Select Index (the "Underlying Index"), which lost 4.85% on a price-return basis and gained 0.47% on a total-return basis.

During the Period, energy lagged the S&P 500 as West Texas Intermediate ("WTI") oil prices fell 18.36% and dipped below the $60 per barrel mark on multiple occasions starting in late April 2025. Lower oil prices raised concerns about US oil production growth and volumes for midstream, creating an overhang on the space. Midstream's fee-based business models and long-term contracts typically provide some insulation from commodity price volatility. Additionally, 70% of the Underlying Index as of November 30 was predominantly focused on natural gas infrastructure.

Three of ENFR's five subsectors saw positive total returns during the Period. The best-performing subsector in the portfolio was Pipeline Transportation | Petroleum. The worst-performing subsector was Pipeline Transportation | Natural Gas.

ENFR: Index Total Return Attribution for Twelve Months Ended November 30, 2025
Gathering & Processing	0.08%
Liquefaction	-1.46%
Pipeline Transportation | Natural Gas	-1.48%
Pipeline Transportation | Petroleum	2.99%
Storage	0.34%
TOTAL	0.47%
Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	5 Year	10 Year
Alerian Energy Infrastructure ETF - NAV	-0.16%	23.71%	10.87%
Alerian Midstream Energy Select Index	0.47%	24.60%	11.78%
Alerian MLP Index	3.55%	27.00%	8.63%
Bloomberg US 1000 Index‡	14.25%	14.41%	14.35%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$326,625,070
Number of Portfolio Holdings	26
Portfolio Turnover Rate	21%
Total Advisory Fees Paid	$1,030,016

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Enbridge, Inc.	8.72%
Energy Transfer LP	8.16%
Enterprise Products Partners LP	7.44%
The Williams Cos., Inc.	6.11%
DT Midstream, Inc.	5.75%
Targa Resources Corp.	5.39%
TC Energy Corp.	5.27%
Kinder Morgan, Inc.	4.91%
Plains GP Holdings LP	4.88%
Pembina Pipeline Corp.	4.87%
Total % of Top 10 Holdings	61.50%
Sector Allocation*

Pipeline Transportation | Natural Gas	37.32%
Pipeline Transportation | Petroleum	27.30%
Gathering + Processing	25.78%
Liquefaction	4.91%
Storage	1.73%
Exchange Traded Fund	1.53%
Energy	1.43%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/enfr.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-ENFR-113025

ALPS Active Equity Opportunity ETF	ALPS ETF TRUST
NYSE ARCA: RFFC	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about ALPS Active Equity Opportunity ETF (the "Fund" or "RFFC") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/rffc. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS Active Equity Opportunity ETF	$51	0.48%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS Active Equity Opportunity ETF (RFFC), for the trailing twelve-month period ended November 30, 2025, generated a NAV total return of 11.84%. The Fund underperformed the S&P Composite 1500® Index, which returned 13.67% for the same period.

Attribution

Top contributors to relative performance:

  Underweight allocation to the Consumer Staples sector.

  Security selection of names within the Financials sector, which outperformed.

  Internet services and digital advertising company, Alphabet Inc. (GOOGL, 5.46% weight*), provided the best individual contribution to RFFC's performance over the 1-year period (+2.70%).

Top detractors from relative performance:

  Underweight allocation to the Information Technology sector.

  Security selection of names within the Information Technology sector, which underperformed.

  Health insurance and healthcare services company, United Healthcare (UNH, dropped during the period), provided the worst individual contribution to RFFC's performance over the 1-year period (-1.27%).

* Weights as of 11/30/2025, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	5 Year	Since Inception^ (06/06/2016)
ALPS Active Equity Opportunity ETF - NAV	11.84%	13.52%	12.20%
S&P Composite 1500® Index	13.67%	14.87%	14.75%
Bloomberg US 1000 Index‡	14.25%	14.41%	14.90%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

^

Effective June 1, 2023, RiverFront Investment Group, LLC ceased to serve as the Sub-Adviser to the RiverFront Dynamic US Flex-Cap ETF and ALPS Advisors, Inc. assumed all responsibility for selecting the investments of the Fund. In addition, the Fund changed its name from RiverFront Dynamic US Flex-Cap ETF to ALPS Active Equity Opportunity ETF and its principal investment strategies. Performance figures shown above for periods before June 1, 2023 represent performance of the Fund during the times when the Fund's investments were selected by RiverFront Investment Group, LLC.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$26,756,051
Number of Portfolio Holdings	56
Portfolio Turnover Rate	42%
Total Advisory Fees Paid	$117,012

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Alphabet, Inc.	5.32%
Taiwan Semiconductor Manufacturing Co., Ltd.	4.24%
Amazon.com, Inc.	4.18%
NVIDIA Corp.	4.06%
Apple, Inc.	3.92%
Microsoft Corp.	3.63%
Johnson & Johnson	3.49%
Caterpillar, Inc.	3.09%
Meta Platforms, Inc.	3.02%
American Express Co.	2.90%
Total % of Top 10 Holdings	37.85%
Sector Allocation*

Information Technology	26.12%
Health Care	14.28%
Financials	13.40%
Consumer Discretionary	9.91%
Communication Services	9.40%
Industrials	9.27%
Utilities	3.98%
Energy	3.68%
Consumer Staples	3.03%
Real Estate	2.45%
Materials	1.81%
Money Market Fund	2.67%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/rffc.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-RFFC-113025

ALPS Active REIT ETF	ALPS ETF TRUST
NASDAQ: REIT	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about ALPS Active REIT ETF (the "Fund" or "REIT") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/reit. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS Active REIT ETF	$66	0.68%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

  In the midst of volatility driven by high levels of economic uncertainty centered around fiscal and trade policy, the recovery in REIT share prices from their trough in October of 2023 was delayed. The S&P United States REIT Index was down -2.34% for the fiscal year. The Fund was down -6.06% for the fiscal year, net of all fees and expenses, lagging the benchmark in an environment dominated by momentum-driven stock prices and returns. The continued lack of clarity concerning tariffs and global trade policy, combined with frequently changing news headlines, has made for a difficult environment to implement the Fund's investment strategy.

  The Fund benefited from strong fundamentals and excellent returns from its positions in the healthcare property sector, particularly in companies focused on senior housing. The property sector's strong returns were driven by a combination of increasing rents, growth in net operating income, and earnings growth from investment activity fueled by attractive expected returns financed with a favorable cost of capital, as the sector is trading at a significant premium to net asset value.

  The Fund also had positive total returns from its investments in the industrial and net lease property sectors. Industrial property returns were driven by better-than-expected earnings results and guidance. Positive returns in net lease property were fueled by high income and dividend levels, high occupancy rates, and stable operating cash flow. The largest contributions to the Fund's total returns were produced by significant position weights from certain key holdings in the senior housing, industrial, net lease, and regional mall property sectors.

  Total returns were negatively impacted by the Fund's investments in the underperforming sectors of data centers, office and lab space, and residential property. These sectors delivered negative returns for the fiscal year. Data centers were impacted by concerns over the dramatic increase in planned property development and profitability levels from companies focused on artificial intelligence. Office and lab space continue to be negatively impacted by weak property fundamentals. Residential property fundamentals suffered from headwinds fueled by excess supply and affordability issues from its tenants. The weakness in the residential sector also negatively impacted the self-storage property sector which derives much of its revenue from housing related business.

  The largest detractors of relative returns were the Fund's underweight position in the best performing health care sector, combined with stock selection in the sector which was overweight lab space and underweight senior housing, and its investments in companies in the discounted cold storage and lab space property sectors. These sectors have suffered from weakening demand and operating results but may be poised for a recovery as both are trading at severely discounted valuation levels that could provide the potential for favorable returns should business and sentiment recover.

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	Since Inception (02/25/2021)
ALPS Active REIT ETF - NAV	-6.06%	5.50%
S&P United States REIT Index	-2.34%	6.23%
Bloomberg US 1000 Index‡	14.25%	13.60%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$45,765,006
Number of Portfolio Holdings	29
Portfolio Turnover Rate	61%
Total Advisory Fees Paid	$296,139

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Welltower, Inc.	9.97%
Prologis, Inc.	9.16%
Equinix, Inc.	8.98%
Ventas, Inc.	5.79%
Simon Property Group, Inc.	4.38%
Digital Realty Trust, Inc.	4.37%
Extra Space Storage, Inc.	4.01%
Essex Property Trust, Inc.	3.76%
VICI Properties, Inc.	3.52%
AvalonBay Communities, Inc.	3.03%
Total % of Top 10 Holdings	56.97%
REIT Sector Allocation*

Real Estate	98.70%
Money Market Fund	1.30%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/reit.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-REIT-113025

ALPS Equal Sector Weight ETF	ALPS ETF TRUST
NYSE ARCA: EQL	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about ALPS Equal Sector Weight ETF (the "Fund" or "EQL") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/eql. You can also request this information by contacting us at 1-866-759-5679.

This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS Equal Sector Weight ETF	$18	0.17%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS Equal Sector Weight ETF (EQL), for the twelve-month period ended November 30, 2025, generated a NAV total return of 6.91%. The Fund underperformed the S&P 500 Index, which returned 15.00% for the same period.

Attribution

Top contributors to relative performance:

  Underweight allocation to the Financials sector.

  Security selection of names within the Financials sector, which outperformed.

  The Information Technology Select Sector SPDR ETF (XLF US, 9.18% weight*), provided the best individual contribution to EQL's performance over the 1-year period (+2.19%).

Top detractors from relative performance:

  Underweight allocation to the Information Technology sector.

  Security selection of names within the Communication Services sector, which underperformed.

  The Real Estate Select Sector SPDR ETF (XLRE US, 8.91% weight*), provided the worst individual contribution to EQL's performance over the 1-year period (-0.45%).

*Weights as of 11/30/2025, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	5 Year	10 Year
ALPS Equal Sector Weight ETF - NAV	6.91%	12.88%	11.97%
NYSE® Equal Sector Weight Index	7.10%	13.04%	12.14%
S&P 500® Index‡	15.00%	15.28%	14.63%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$562,944,361
Number of Portfolio Holdings	11
Portfolio Turnover Rate	10%
Total Advisory Fees Paid	$831,900

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Health Care Select Sector SPDR Fund	10.27%
Utilities Select Sector SPDR Fund	9.54%
Technology Select Sector SPDR Fund	9.18%
Energy Select Sector SPDR Fund	9.14%
Industrial Select Sector SPDR Fund	8.98%
Consumer Staples Select Sector SPDR Fund	8.95%
Real Estate Select Sector SPDR Fund	8.91%
Materials Select Sector SPDR Fund	8.81%
Financial Select Sector SPDR Fund	8.79%
Consumer Discretionary Select Sector SPDR Fund	8.76%
Total % of Top 10 Holdings	91.33%
Sector Allocation*

Healthcare	10.27%
Utilities	9.54%
Technology	9.18%
Energy	9.14%
Industrials	8.98%
Consumer Staples	8.95%
Real Estate	8.91%
Materials	8.81%
Financials	8.79%
Consumer Discretionary	8.76%
Communication Services	8.64%
Money Market Fund	0.03%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

HOW HAS THE FUND CHANGED OVER THE PERIOD?

This is a summary of certain changes to the Fund since November 30, 2024. For more complete information, you may review the Fund's prospectus, which is available at https://www.alpsfunds.com/exchange-traded-funds/eql or upon request at 1-866-759-5679.

Stock Split: On April 1, 2025, the Fund underwent a three-for-one stock split. The impact of the stock split was to increase the number of shares outstanding by a factor of three, while decreasing the NAV of shares outstanding by a factor of three, resulting in no effect to the net assets of the Fund.

Fee Waiver Change: Effective March 31, 2025 the fee waiver changed from 0.19% to 0.18% of average daily net assets of the Fund.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/eql.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-EQL-113025

ALPS Intermediate Municipal Bond ETF	ALPS ETF TRUST
NYSE ARCA: MNBD	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about ALPS Intermediate Municipal Bond ETF (the "Fund" or "MNBD") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/mnbd. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS Intermediate Municipal Bond ETF	$51	0.50%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

The ALPS Intermediate Municipal Bond ETF (the "Fund") produced a total return of 4.18% for the twelve-month period ending November 30, 2025. In comparison, its benchmark, the Bloomberg Municipal Bond 1-15 Year Blend Index, had a return of 3.84% over the same period. The municipal market experienced significant market volatility due to a variety of factors, including tariffs, tax reform, and ongoing elevated political uncertainties.

For the twelve-month period, intermediate and long-term tax-exempt interest rates moved in opposite directions, with 5-year maturity yields declining 20 basis points and 20-year maturity yields increasing 60 basis points. After remaining on hold for most of the year, the Federal Reserve System (the "Fed') eased its policy rate at both its September and October Federal Open Market Committee meetings. Although measures of inflation remain moderately above the Fed's long-term target of 2%, building concerns about the health of the labor market spurred the Fed to act.

The credit-sensitive portions of the municipal market performed roughly in line with higher rated securities. Despite the lack of return differentiation, we see rising risks associated with lower-rated bonds, particularly in the healthcare and higher education sectors. Unlike in the past several years, federal fiscal support for states is declining, which introduces further uncertainties. A core element of the Fund's strategy is to focus on smaller areas of the market and own securities that are structurally more complex. This has allowed us to enhance the risk-adjusted return of the Fund. To help preserve Fund liquidity, we focus on high quality securities in these sectors.

Against this backdrop, the Fund outperformed its benchmark by 0.34%, which left it strongly ranked relative to its peers. The Fund's significant holdings of state housing finance authorities, prepaid natural gas, and airports were large contributors to performance. Also enhancing returns were the Fund's positions in zero-coupon bonds and floating rate notes.

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	Since Inception (05/19/2022)
ALPS Intermediate Municipal Bond ETF - NAV	4.18%	4.78%
Bloomberg Municipal Bond 1-15 Year Blend Index	3.84%	3.82%
Bloomberg Municipal Bond Index‡	2.64%	3.87%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$42,812,414
Number of Portfolio Holdings	150
Portfolio Turnover Rate	98%
Total Advisory Fees Paid	$188,688

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Southeast Energy Authority A Cooperative District	3.82%
Salt Verde Financial Corp.	2.85%
Wyoming Community Development Authority	2.80%
Port Authority of New York & New Jersey	2.73%
South Carolina State Housing Finance & Development Authority	2.58%
United States Treasury Bill	2.25%
Pennsylvania Turnpike Commission	1.87%
North Carolina Housing Finance Agency	1.80%
University of North Carolina at Chapel Hill	1.63%
San Mateo Union High School District	1.44%
Total % of Top 10 Holdings	23.77%
Sector Allocation*

Revenue Bonds	81.06%
General Obligation Unltd	15.28%
Government	2.25%
General Obligation Ltd	1.18%
Money Market Fund	0.23%
Total	100.00%

*	% of Total Investments.

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/mnbd.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-MNBD-113025

ALPS Clean Energy ETF	ALPS ETF TRUST
NYSE ARCA: ACES	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about ALPS Clean Energy ETF (the "Fund" or "ACES") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/aces. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS Clean Energy ETF	$61	0.55%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS Clean Energy ETF (ACES), for the twelve-month period ended November 30, 2025, generated a NAV total return of 20.00%. The Fund outperformed the S&P 1000 Index, which returned -0.90% for the same period.

Attribution

Top contributors to relative performance:

  Overweight allocation to the Industrials sector.

  Security selection of names within the Industrials sector, which outperformed.

  Solar tracking software producer, Nextpower Inc. (NXT, 5.72% weight*), provided the best individual contribution to ACES's performance over the 1-year period (+5.13%).

Top detractors from relative performance:

  Overweight allocation to the Materials sector.

  Security selection of names within the Information Technology sector, which underperformed.

  Solar equipment manufacturer, Enphase Energy, Inc. (ENPH, 3.19% weight*), provided the worst individual contribution to ACES's performance over the 1-year period (-3.87%).

*Weights as of 11/30/2025, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	5 Year	Since Inception (06/28/2018)
ALPS Clean Energy ETF - NAV	20.00%	-12.96%	5.13%
CIBC Atlas Clean Energy Index	19.92%	-12.99%	5.35%
S&P 1000 Index	-0.90%	10.05%	8.37%
Bloomberg US 1000 Index‡	14.25%	14.41%	14.72%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$108,664,589
Number of Portfolio Holdings	34
Portfolio Turnover Rate	39%
Total Advisory Fees Paid	$555,495

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Albemarle Corp.	6.98%
First Solar, Inc.	5.81%
Eos Energy Enterprises, Inc.	5.73%
Nextpower, Inc.	5.72%
Ormat Technologies, Inc.	5.42%
Tesla, Inc.	5.37%
HA Sustainable Infrastructure Capital, Inc.	5.33%
Rivian Automotive, Inc.	5.19%
Brookfield Renewable Partners LP	5.03%
Sunrun, Inc.	4.87%
Total % of Top 10 Holdings	55.45%
Clean Energy Segment Allocation*

Solar	28.42%
Electric Vehicles	21.75%
Energy Management & Storage	14.95%
Wind	11.33%
Hydro/Geothermal	10.45%
Bioenergy	7.28%
Fuel Cell/Hydrogen	4.21%
Industrial	1.54%
Money Market Fund	0.07%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/aces.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-ACES-113025

ALPS Disruptive Technologies ETF	ALPS ETF TRUST
NYSE ARCA: DTEC	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about ALPS Disruptive Technologies ETF (the "Fund" or "DTEC") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/dtec. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS Disruptive Technologies ETF	$51	0.50%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS Disruptive Technologies ETF (DTEC), for the trailing twelve-month period ended November 30, 2025, generated a NAV total return of 5.47%. The Fund underperformed the Morningstar Global Markets Index, which returned 17.70% for the same period.

Attribution

Top contributors to relative performance:

  Overweight allocation to the Utilities sector.

  Security selection of names within the Utilities sector, which outperformed.

  Artificial intelligence software developer, SoundHound AI Inc. (SOUN, 0.85% weight*), provided the best individual contribution to DTEC's performance over the 1-year period (+1.84%).

Top detractors from relative performance:

  Underweight allocation to the Communication Services sector, which outperformed.

  Security selection of names within the Information Technology sector, which underperformed.

  Fintech solutions provider, Fiserv Inc. (FISV, 1.01% weight*), provided the worst individual contribution to DTEC's performance over the 1-year period (-0.99%).

*Weights as of 11/30/2025, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	5 Year	Since Inception (12/28/2017)
ALPS Disruptive Technologies ETF - NAV	5.47%	2.94%	9.12%
Indxx Disruptive Technologies Index	5.87%	3.28%	9.46%
Morningstar Global Markets Index‡	17.70%	11.51%	10.28%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$83,330,980
Number of Portfolio Holdings	99
Portfolio Turnover Rate	31%
Total Advisory Fees Paid	$436,210

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Globus Medical, Inc.	1.57%
First Solar, Inc.	1.38%
Enlight Renewable Energy, Ltd.	1.36%
Vestas Wind Systems A/S	1.32%
Intuitive Surgical, Inc.	1.29%
SolarEdge Technologies, Inc.	1.27%
AutoStore Holdings, Ltd.	1.23%
Crowdstrike Holdings, Inc.	1.21%
Tesla, Inc.	1.20%
Renishaw PLC	1.20%
Total % of Top 10 Holdings	13.03%
Thematic Allocation*

Clean Energy & Smart Grid	11.76%
Robotics & Artificial Intelligence	10.03%
Healthcare Innovation	9.84%
3D Printing	9.54%
Internet of Things	9.43%
FinTech	9.35%
Data & Analytics	9.32%
Mobile Payments	9.25%
Cloud Computing	8.82%
Cybersecurity	7.91%
Technology	2.92%
Consumer, Non-cyclical	1.83%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/dtec.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-DTEC-113025

ALPS Electrification Infrastructure ETF	ALPS ETF TRUST
NASDAQ: ELFY	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about ALPS Electrification Infrastructure ETF (the "Fund" or "ELFY") for the period of April 9, 2025 (inception) to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/elfy. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PERIOD?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment*
ALPS Electrification Infrastructure ETF	$38^	0.50%
*	Annualized.
^	ALPS Electrification Infrastructure ETF commenced operations on April 9, 2025. Actual expenses on this Fund are equal to the Fund's annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days since the Fund launched (235) divided by 365.
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS Electrification Infrastructure ETF (ELFY), returned 36.42% at net asset value for the period April 9, 2025 (inception) to end of period November 30, 2025. The Fund outperformed the Bloomberg US 1000 Index, which returned 26.73% for the same period.

Attribution

Top contributors to relative performance:

  Underweight allocation to the Industrials sector.

  Security selection of names within the Industrials sector, which outperformed.

  Mechanical and electrical contracting company, Comfort Systems USA, Inc (FIX, 1.31% weight*), provided the best individual contribution to ELFY's performance over the 1-year period (+1.64%).

Top detractors from relative performance:

  Underweight allocation to the Information Technology sector, which outperformed.

  Solar microinverter and home energy solutions provider, Enphase Energy, Inc. (ENPH, 0.80% weight*), provided the worst individual contribution to ELFY's performance since inception (-0.72%).

*Weights as of 11/30/2025, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
Since Inception (04/09/2025)
ALPS Electrification Infrastructure ETF - NAV	36.42%
Ladenburg Thalmann Electrification Infrastructure Index	36.87%
Bloomberg US 1000 Index‡	26.73%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$115,781,764
Number of Portfolio Holdings	92
Portfolio Turnover Rate	16%
Total Advisory Fees Paid	$178,075

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Bloom Energy Corp.	1.68%
Coherent Corp.	1.64%
Dycom Industries, Inc.	1.44%
Nextpower, Inc.	1.40%
First Solar, Inc.	1.38%
Vertiv Holdings Co.	1.37%
Comfort Systems USA, Inc.	1.31%
Ormat Technologies, Inc.	1.27%
NextEra Energy, Inc.	1.25%
Quanta Services, Inc.	1.23%
Total % of Top 10 Holdings	13.97%
Sector Allocation*

Utilities	39.52%
Industrials	29.20%
Information Technology	14.92%
Energy	13.17%
Materials	3.04%
Money Market Fund	0.15%
Total	100.00%

*	% of Total Investments.

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/elfy.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-ELFY-113025

ALPS Medical Breakthroughs ETF	ALPS ETF TRUST
NYSE ARCA: SBIO	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about ALPS Medical Breakthroughs ETF (the "Fund" or "SBIO") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/sbio. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS Medical Breakthroughs ETF	$58	0.50%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS Medical Breakthroughs ETF (SBIO), for the twelve-month period ended November 30, 2025, generated a NAV total return of 32.79%. The Fund outperformed the NASDAQ Biotechnology Index, which returned 26.28% for the same period.

Attribution

Top contributors to relative performance:

  Overweight allocation to mid-cap biotechnology stocks, which outperformed.

  Security selection of names within the Health Care sector, which outperformed.

  Biopharmaceutical company with a focus on lung disease treatments, Verona Pharma PLC (VRNA, dropped after acquisition on 10/08/25), provided the best individual contribution to SBIO's performance over the 1-year period (+4.30%).

Top detractors from relative performance:

  Underweight allocation to large-cap biopharma stocks, which underperformed.

  Inflammation treatment company, MoonLake Immunotherapeutics (MLTX, 0.37% weight*), provided the worst individual contribution to SBIO's performance over the 1-year period (-1.71%).

*Weights as of 11/30/2025, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	5 Year	Ten Years
ALPS Medical Breakthroughs ETF - NAV	32.79%	1.05%	5.31%
S-Network® Medical Breakthrough Index	32.69%	1.39%	5.63%
NASDAQ Biotechnology Index	26.28%	5.86%	5.91%
Bloomberg US 1000 Index‡	14.25%	14.41%	14.35%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$104,613,609
Number of Portfolio Holdings	98
Portfolio Turnover Rate	58%
Total Advisory Fees Paid	$445,477

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Avidity Biosciences, Inc.	4.47%
Cytokinetics, Inc.	3.41%
Axsome Therapeutics, Inc.	3.27%
Rhythm Pharmaceuticals, Inc.	3.18%
Arrowhead Pharmaceuticals, Inc.	3.03%
Merus NV	3.00%
Nuvalent, Inc.	2.98%
PTC Therapeutics, Inc.	2.80%
Vaxcyte, Inc.	2.67%
Krystal Biotech, Inc.	2.58%
Total % of Top 10 Holdings	31.39%
Sector Allocation*

Biotechnology	85.05%
Pharmaceuticals	14.37%
Health Care Providers & Services	0.38%
Health Care Equipment & Supplies	0.14%
Money Market Fund	0.06%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/sbio.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-SBIO-113025

ALPS Sector Dividend Dogs ETF	ALPS ETF TRUST
NYSE ARCA: SDOG	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about ALPS Sector Dividend Dogs ETF (the "Fund" or "SDOG") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/sdog. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS Sector Dividend Dogs ETF	$37	0.36%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS Sector Dividend Dogs ETF (SDOG), for the twelve-month period ended November 30, 2025, generated a NAV total return of 2.75%. The Fund underperformed the S&P 500® Index, which returned 15.00% for the same period.

Attribution

Top contributors to relative performance:

  Underweight allocation to the Real Estate sector.

  Security selection of dividend-paying stocks within the Health Care sector, which outperformed.

  Data storage solutions company, Seagate Technology Holdings PLC (STX, portfolio drop during December reconstitution), provided the best individual contribution to SDOG's performance over the 1-year period (+2.79%).

Top detractors from relative performance:

  Underweight allocation to the Information Technology sector.

  Security selection of dividend-paying stocks within the Communication Services sector, which underperformed.

  Chemical producer, Dow Inc. (DOW, 1.90% weight*), provided the worst individual contribution to SDOG's performance over the 1-year period (-0.96%).

*Weights as of 11/30/2025, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	5 Year	10 Year
ALPS Sector Dividend Dogs ETF - NAV	2.75%	11.03%	9.36%
S-Network® Sector Dividend Dogs Index	3.01%	11.42%	9.80%
S&P 500® Index‡	15.00%	15.28%	14.63%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$1,254,838,518
Number of Portfolio Holdings	50
Portfolio Turnover Rate	51%
Total Advisory Fees Paid	$4,343,633

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Seagate Technology Holdings PLC	2.81%
International Business Machines Corp.	2.42%
Cisco Systems, Inc.	2.30%
Newmont Mining Corp.	2.28%
Ford Motor Co.	2.26%
United Parcel Service, Inc.	2.26%
Southwest Airlines Co.	2.19%
FirstEnergy Corp.	2.17%
Exelon Corp.	2.16%
Pfizer, Inc.	2.14%
Total % of Top 10 Holdings	22.99%
Sector Allocation*

Information Technology	11.03%
Health Care	10.60%
Utilities	10.57%
Energy	10.01%
Financials	9.89%
Consumer Discretionary	9.88%
Industrials	9.86%
Materials	9.69%
Consumer Staples	9.44%
Communication Services	8.78%
Money Market Fund	0.25%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/sdog.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-SDOG-113025

ALPS International Sector Dividend Dogs ETF	ALPS ETF TRUST
NYSE ARCA: IDOG	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about ALPS International Sector Dividend Dogs ETF (the "Fund" or "IDOG") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/idog. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS International Sector Dividend Dogs ETF	$58	0.50%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS International Sector Dividend Dogs ETF (IDOG), for the twelve-month period ended November 30, 2025, generated a NAV total return of 32.86%. The Fund outperformed the Morningstar Developed Markets ex-North America Index, which returned 25.08% for the same period.

Attribution

Top contributors to relative performance:

  Overweight allocation to stocks within the Utilities sector.

  Overweight allocation to stocks domiciled in Finland.

  Security selection of dividend-paying stocks within the Energy sector, which outperformed.

  Integrated energy and petrochemicals company, Orlen SA (PKN PW, 2.19% weight*), provided the best individual contribution to IDOG's performance over the 1-year period (+2.00%).

Top detractors from relative performance:

  Underweight allocation to stocks within the Financials sector.

  Underweight allocation to Japan stocks.

  Security selection of dividend-paying stocks within the Utilities sector, which underperformed.

  Aluminum producer, Norsk Hydro ASA (NHY NO, 1.44% weight*), provided the worst individual contribution to IDOG's performance over the 1-year period (-0.31%).

*Weights as of 11/30/2025, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	5 Year	10 Year
ALPS International Sector Dividend Dogs ETF - NAV	32.86%	13.59%	9.08%
S-Network® International Sector Dividend Dogs Index	33.33%	14.03%	9.50%
Morningstar Developed Markets ex-North America Index‡	25.08%	8.88%	7.63%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$421,654,871
Number of Portfolio Holdings	50
Portfolio Turnover Rate	53%
Total Advisory Fees Paid	$1,678,694

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Nokia Oyj	2.58%
Telefonaktiebolaget LM Ericsson	2.31%
Kering SA	2.29%
Japan Tobacco, Inc.	2.23%
GSK PLC	2.22%
Roche Holding AG	2.20%
Deutsche Post AG	2.19%
ORLEN SA	2.19%
Rio Tinto PLC	2.19%
Fortum Oyj	2.18%
Total % of Top 10 Holdings	22.58%
Sector Allocation*

Information Technology	10.69%
Health Care	10.33%
Consumer Discretionary	10.27%
Materials	10.10%
Energy	9.95%
Utilities	9.94%
Consumer Staples	9.74%
Industrials	9.69%
Financials	9.62%
Communication Services	9.54%
Money Market Fund	0.13%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/idog.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-IDOG-113025

ALPS Emerging Sector Dividend Dogs ETF	ALPS ETF TRUST
NYSE ARCA: EDOG	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about ALPS Emerging Sector Dividend Dogs ETF (the "Fund" or "EDOG") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/edog. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS Emerging Sector Dividend Dogs ETF	$66	0.60%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS Emerging Sector Dividend Dogs ETF (EDOG), for the twelve-month period ended November 30, 2025, generated a NAV total return of 20.68%. The Fund underperformed the Morningstar Emerging Markets Index, which returned 25.79% for the same period.

Attribution

Top contributors to relative performance:

  Underweight allocation to stocks within the Financials sector.

  Overweight allocation to stocks domiciled in Colombia, which outperformed.

  Security selection of dividend-paying stocks within the Financials sector, which outperformed.

  Mining company, Valterra Platinum Limited (VAL SJ, 2.44% weight*), provided the best individual contribution to EDOG's performance over the 1-year period (+2.14%).

Top detractors from relative performance:

  Underweight allocation to stocks within the Information Technology sector.

  Underweight allocation to stocks domiciled in Taiwan.

  Security selection of dividend-paying names within the Information Technology sector, which underperformed.

  IT services and consulting company, Wipro Ltd. (WIT, 4.77% weight*), provided the worst individual contribution to EDOG's performance over the 1-year period (-1.14%).

*Weights as of 11/30/2025, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	5 Year	10 Year
ALPS Emerging Sector Dividend Dogs ETF - NAV	20.68%	8.41%	6.26%
S-Network® Emerging Sector Dividend Dogs Index	20.82%	9.07%	6.98%
Morningstar Emerging Markets Index‡	25.79%	5.71%	8.15%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$28,835,638
Number of Portfolio Holdings	51
Portfolio Turnover Rate	74%
Total Advisory Fees Paid	$160,361

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Infosys, Ltd.	5.01%
Wipro, Ltd.	4.77%
Valterra Platinum, Ltd.	2.44%
Grupo Cibest SA	2.37%
Fresnillo PLC	2.32%
COSCO SHIPPING Energy Transportation Co., Ltd.	2.31%
Interconexion Electrica SA ESP	2.30%
Vale SA	2.30%
Cementos Argos SA	2.23%
PLDT, Inc.	2.20%
Total % of Top 10 Holdings	28.25%
Sector Allocation*

Energy	10.44%
Financials	10.39%
Utilities	10.27%
Communication Services	10.24%
Information Technology	9.79%
Industrials	9.53%
Consumer Discretionary	9.53%
Consumer Staples	9.49%
Health Care	9.16%
Materials	8.82%
Building Materials	2.23%
Money Market Fund	0.11%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/edog.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-EDOG-113025

ALPS REIT Dividend Dogs ETF	ALPS ETF TRUST
NYSE ARCA: RDOG	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about ALPS REIT Dividend Dogs ETF (the "Fund" or "RDOG") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/rdog. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS REIT Dividend Dogs ETF	$34	0.35%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS REIT Dividend Dogs ETF (RDOG), for the twelve-month period ended November 30, 2025, generated a NAV total return of -6.59%. The Fund underperformed the S-Network® US Composite REIT Index, which returned -3.29% for the same period.

Attribution

Top contributors to relative performance:

  Overweight allocation to Technology REITs

  Security selection of Specialized REITs, which outperformed.

  Healthcare facility manager, Medical Properties Trust Inc. (MPW, 2.57% weight*), provided the best individual contribution to RDOG's performance over the 1-year period (+1.14%).

Top detractors from relative performance:

  Overweight allocation to Office REITs.

  Security selection of Diversified REITs, which underperformed.

  Industrials REIT, Innovative Industrial Properties, Inc. (IIPR, 1.99% weight*), provided the worst individual contribution to RDOG's performance over the 1-year period (-1.13%).

*Weights as of 11/30/2025, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	5 Year	10 Year
ALPS REIT Dividend Dogs ETF - NAV	-6.59%	3.90%	3.35%
S-Network® REIT Dividend Dogs Index**	-6.26%	4.25%	-
S-Network® US Composite REIT Index***	-3.29%	5.76%	-
S-Network® REIT Dividend Dogs Index / S&P USA REIT Blend*	-6.26%	4.25%	4.11%
Bloomberg US 1000 Index‡	14.25%	14.41%	14.35%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

*

The performance shown reflects a combination of the S-Network® REIT Dividend Dogs Index, and for periods prior to January 2, 2020, the S&P United States REIT Index. Prior to January 2, 2020, the Fund used a different underlying index than the S&P United States REIT Index. Therefore, the historical returns shown for the periods prior to January 2, 2020, are not necessarily indicative of the historical strategy of the Fund.

**	The Index commenced operations on October 29, 2019.
***	The Index commenced operations on February 12, 2016.
‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$9,167,053
Number of Portfolio Holdings	45
Portfolio Turnover Rate	54%
Total Advisory Fees Paid	$44,393

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Outfront Media, Inc.	2.84%
Alpine Income Property Trust, Inc.	2.70%
Centerspace	2.61%
Medical Properties Trust, Inc.	2.57%
CTO Realty Growth, Inc.	2.50%
STAG Industrial, Inc.	2.48%
LXP Industrial Trust	2.41%
Elme Communities	2.32%
Getty Realty Corp.	2.30%
NETSTREIT Corp.	2.29%
Total % of Top 10 Holdings	25.02%
Sector Allocation*

Residential REITs	11.43%
Health Care REITs	11.33%
Industrial REITs	11.33%
Diversified REITs	11.30%
Retail REITs	11.18%
Specialized REITs	11.04%
Hotel & Resort REITs	11.01%
Technology REITs	10.77%
Office REITs	10.02%
Money Market Fund	0.59%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/rdog.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-RDOG-113025

ALPS | O'Shares U.S. Quality Dividend ETF	ALPS ETF TRUST
NYSE ARCA: OUSA	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about ALPS | O'Shares U.S. Quality Dividend ETF (the "Fund" or "OUSA") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/ousa. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS | O'Shares U.S. Quality Dividend ETF	$49	0.48%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS | O'Shares U.S. Quality Dividend ETF (OUSA), for the twelve-month period ended November 30, 2025, generated a NAV total return of 5.21%. The Fund underperformed the Morningstar US Large-Mid Cap Broad Value Index, which returned 13.28% for the same period.

Attribution

Top contributors to relative performance:

  Overweight allocation to the Information Technology sector.

  Security selection of quality stocks within the Health Care sector, which outperformed.

  Internet services and digital advertising company, Alphabet Inc. (GOOGL, 6.55% weight*), provided the best individual contribution to OUSA's performance over the 1-year period (+3.44%).

Top detractors from relative performance:

  Underweight allocation to the Industrials sector.

  Security selection of quality names within the Industrials sector, which underperformed.

  Streaming and telecommunications company, Comcast Corp (CMCSA, 2.12% weight*), provided the worst individual contribution to OUSA's performance over the 1-year period (-1.34%).

*Weights as of 11/30/2025, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	5 Year	10 Year
ALPS O'Shares U.S. Quality Dividend ETF - NAV	5.21%	10.85%	10.95%
O'Shares U.S. Quality Dividend Index*	5.72%	11.41%	11.51%
Morningstar US Large-Mid Cap Broad Value Index	13.28%	14.27%	12.35%
Bloomberg US 1000 Index‡	14.25%	14.41%	14.35%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

*

The O'Shares U.S. Quality Dividend Index performance information reflects the blended performance of the FTSE USA Qual/Vol/Yield Factor 5% Capped Index through May 31, 2020 and the O'Shares U.S. Quality Dividend Index thereafter.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$818,060,504
Number of Portfolio Holdings	100
Portfolio Turnover Rate	17%
Total Advisory Fees Paid	$3,883,314

WHAT DID THE FUND INVEST IN?
Top Ten Holdings**

Alphabet, Inc.	6.55%
Apple, Inc.	5.96%
Microsoft Corp.	4.83%
Visa, Inc.	4.79%
Johnson & Johnson	4.63%
Mastercard, Inc.	4.60%
Home Depot, Inc.	4.15%
McDonald's Corp.	3.81%
Accenture PLC	3.74%
Abbott Laboratories	2.88%
Total % of Top 10 Holdings	45.94%
Sector Allocation**

Information Technology	22.91%
Financials	18.80%
Health Care	14.05%
Consumer Discretionary	13.74%
Industrials	11.86%
Communication Services	11.58%
Consumer Staples	6.95%
Money Market Fund	0.11%
Total	100.00%

**	% of Total Investments.

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/ousa.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-OUSA-113025

ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	ALPS ETF TRUST
NYSE ARCA: OUSM	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF (the "Fund" or "OUSM") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/ousm. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	$47	0.48%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF (OUSM), for the twelve-month period ended November 30, 2025, generated a NAV total return of -4.65%. The Fund underperformed the Morningstar US Small-Cap Broad Value Extended Index, which returned 1.19% for the same period.

Top contributors to relative performance:

  Underweight allocation to the Real Estate sector.

  Security selection of quality stocks within the Utilities sector, which outperformed.

  Wireless communications technology R&D and patent licensing company, InterDigital, Inc. (IDCC, 1.42% weight*), provided the best individual contribution to OUSM's performance over the 1-year period (+0.92%).

Top detractors from relative performance:

  Overweight allocation to the Consumer Discretionary and Industrials sectors.

  Security selection of quality names within the Information Technology and Consumer Discretionary sectors, which underperformed.

  Staffing company, Robert Half, Inc. (RHI, portfolio deletion during the September rebalance), provided the worst individual contribution to OUSM's performance over the 1-year period (-1.22%).

*Weights as of 11/30/2025, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	5 Year	Since Inception (12/29/2016)
ALPS O'Shares U.S. Small-Cap Quality Dividend ETF - NAV	-4.65%	10.17%	8.63%
O'Shares U.S. Small Cap Quality Dividend Index*	-4.19%	10.71%	9.17%
Morningstar US Small-Cap Broad Value Extended Index	1.19%	11.75%	7.56%
Bloomberg US 1000 Index‡	14.25%	14.41%	14.92%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

*

The O'Shares U.S. Small-Cap Quality Dividend Index performance information reflects the blended performance of the FTSE USA Small Cap Qual/Vol/Yield 3% Capped Factor Index through May 3, 2018, the FTSE USA Small Cap ex Real Estate 2Qual/Vol/Yield 3% Capped Factor Index from May 4, 2018 through May 31, 2020 and the O'Shares U.S. Small-Cap Quality Dividend Index thereafter.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$909,958,057
Number of Portfolio Holdings	111
Portfolio Turnover Rate	39%
Total Advisory Fees Paid	$4,368,763

WHAT DID THE FUND INVEST IN?
Top Ten Holdings**

National HealthCare Corp.	2.51%
Donaldson Co., Inc.	2.34%
Royalty Pharma PLC	2.32%
Texas Roadhouse, Inc.	2.23%
Western Union Co.	2.17%
Radian Group, Inc.	2.13%
TD SYNNEX Corp.	2.13%
Lincoln Electric Holdings, Inc.	2.09%
MGIC Investment Corp.	2.08%
Essent Group, Ltd.	2.07%
Total % of Top 10 Holdings	22.07%
Sector Allocation**

Industrials	22.86%
Financials	22.01%
Consumer Discretionary	18.87%
Information Technology	14.03%
Health Care	8.81%
Consumer Staples	5.06%
Utilities	4.71%
Communication Services	3.58%
Money Market Fund	0.07%
Total	100.00%

**	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/ousm.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-OUSM-113025

ALPS | O'Shares Global Internet Giants ETF	ALPS ETF TRUST
NYSE ARCA: OGIG	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about ALPS | O'Shares Global Internet Giants ETF (the "Fund" or "OGIG") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/ogig. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS | O'Shares Global Internet Giants ETF	$51	0.48%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS | O'Shares Global Internet Giants ETF (OGIG), for the twelve-month period ended November 30, 2025, generated a NAV total return of 12.06%. The Fund underperformed the NASDAQ 100 Index, which returned 22.40% for the same period.

Top contributors to relative performance:

  Overweight allocation to the Communication Services sector.

  Overweight allocation to Canada.

  Security selection of stocks within the Industrials sector, which outperformed.

  Internet services and digital advertising company, Alphabet Inc. (GOOGL, 7.13% weight*), provided the best individual contribution to OGIG's performance over the 1-year period (+4.27%).

Top detractors from relative performance:

  Underweight allocation to the Information Technology sector.

  Underweight allocation to the United States.

  Security selection of names within the Information Technology sector, which underperformed.

  Digital advertising platform provider, The Trade Desk, Inc. (TTD, 1.01% weight*), provided the worst individual contribution to OGIG's performance over the 1-year period (-1.15%).

*Weights as of 11/30/2025, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	5 Year	Since Inception (06/04/2018)
ALPS O'Shares Global Internet Giants ETF - NAV	12.06%	0.91%	10.59%
O'Shares Global Internet Giants Index	12.59%	1.41%	11.16%
NASDAQ 100 Index	22.40%	16.61%	19.50%
Bloomberg US 1000 Index‡	14.25%	14.41%	14.44%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$148,753,583
Number of Portfolio Holdings	61
Portfolio Turnover Rate	37%
Total Advisory Fees Paid	$710,506

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Alphabet, Inc.	7.13%
Microsoft Corp.	6.32%
Amazon.com, Inc.	5.82%
Meta Platforms, Inc.	5.55%
Palantir Technologies, Inc.	3.75%
Shopify, Inc.	2.59%
Oracle Corp.	2.55%
AppLovin Corp.	2.40%
PDD Holdings, Inc.	2.28%
Crowdstrike Holdings, Inc.	2.26%
Total % of Top 10 Holdings	40.65%
Sector Allocation*

Information Technology	49.03%
Communication Services	26.48%
Consumer Discretionary	18.29%
Industrials	3.62%
Real Estate	1.82%
Health Care	0.75%
Money Market Fund	0.01%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/ogig.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-OGIG-113025

ALPS | O'Shares International Developed Quality Dividend ETF	ALPS ETF TRUST
NYSE ARCA: OEFA	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about ALPS | O'Shares International Developed Quality Dividend ETF (formerly, ALPS | O'Shares Europe Quality Dividend ETF) (the "Fund" or "OEFA") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/oefa. You can also request this information by contacting us at 1-866-759-5679.

This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS | O'Shares International Developed Quality Dividend ETF	$52	0.48%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS | O'Shares International Developed Quality Dividend ETF (OEFA), for the twelve-month period ended November 30, 2025, generated a NAV total return of 16.72%. The Fund underperformed the Bloomberg Developed Markets ex-US Large, Mid and Small Cap Index which returned 25.09% for the same period.

Top contributors to relative performance:

  Overweight allocation to the Industrials sector.

  Overweight allocation to Switzerland.

  Security selection of quality stocks within the Utilities sector, which outperformed.

  Aerospace and defense company, BAE Systems PLC (BA/ LN, portfolio deletion during the October special reconstitution), provided the best individual contribution to OEFA's performance over the 1-year period (+1.88%).

Top detractors from relative performance:

  Underweight allocation to the Financials sector.

  Underweight allocation to Japan.

  Security selection of quality names within the Industrials sector, which underperformed.

  Pharmaceutical company focused on diabetes and obesity treatments, Novo Nordisk A/S (NOVOB DC, 2.05% weight*), provided the worst individual contribution to OEFA's performance over the 1-year period (-2.36%).

*Weights as of 11/30/2025, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	5 Year	10 Year
ALPS O'Shares International Developed Quality Dividend ETF - NAV	16.72%	9.45%	6.53%
O'Shares International Developed Quality Dividend Index*	16.93%	9.89%	7.02%
Bloomberg Developed Markets ex US Large, Mid and Small Cap Index‡	25.09%	9.49%	8.02%
Morningstar Europe Index#	28.08%	10.38%	8.32%

For the most current month end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

*

The O'Shares International Developed Quality Dividend Index performance information reflects the blended performance of the FTSE Developed Europe Qual/Vol/Yield 5% Capped Factor Index through May 31, 2020, the O'Shares Europe Quality Dividend Index through September 30, 2025, and the O'Shares International Developed Quality Dividend Index thereafter.

‡

Broad-based securities market index of the Fund beginning October 1, 2025. Effective October 1, 2025, the Fund changed its broad-based securities market index from the Morningstar Europe Index to the Bloomberg Developed Markets ex US Large, Mid & Small Cap Index to better align with the Fund's current strategy.

#	Broad-based securities market index of the Fund through September 30, 2025.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$41,842,408
Number of Portfolio Holdings	50
Portfolio Turnover Rate	57%
Total Advisory Fees Paid	$183,889

WHAT DID THE FUND INVEST IN?
Top Ten Holdings**

ASML Holding NV	4.44%
Nestle SA	3.27%
HSBC Holdings PLC	3.13%
Novartis AG	3.13%
SAP SE	3.08%
Iberdrola SA	2.92%
Siemens AG	2.82%
Roche Holding AG	2.80%
LVMH Moet Hennessy Louis Vuitton SE	2.65%
Unilever PLC	2.56%
Total % of Top 10 Holdings	30.80%
Sector Allocation**

Industrials	27.55%
Consumer Discretionary	18.44%
Health Care	15.17%
Financials	11.37%
Information Technology	10.59%
Consumer Staples	9.79%
Communication Services	4.09%
Utilities	2.92%
Money Market Fund	0.08%
Total	100.00%
Country Exposure**

Japan	16.31%
France	15.70%
Great Britain	13.28%
Switzerland	12.21%
Germany	8.23%
Netherlands	7.54%
Canada	6.13%
Australia	4.61%
Spain	4.25%
Sweden	2.31%
United States	2.27%
Denmark	2.00%
Italy	1.87%
Finland	1.84%
Ireland	1.45%
Total	100.00%

**	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

HOW HAS THE FUND CHANGED OVER THE PAST YEAR?

This is a summary of certain changes to the Fund since November 30, 2024. For more complete information, you may review the Fund's prospectus, which is available at https://www.alpsfunds.com/exchange-traded-funds/oefa or upon request at 1-866-759-5679.

Effective October 1, 2025, the Fund underwent the below changes:

Underlying Index: The Fund's Underlying Index changed from the O'Shares Europe Quality Dividend Index to the O'Shares International Developed Quality Dividend Index.

Name and Ticker: The Fund's name changed to the ALPS | O'Shares International Developed Quality Dividend ETF (formerly, the ALPS | O'Shares Europe Quality Dividend ETF), and the Fund's ticker symbol changed to OEFA (formerly, OEUR).

Investment Objective: The Fund adopted a new investment objective to seek to track the performance (before fees and expenses) of the O'Shares International Developed Quality Dividend Index.

Principal Investment Strategies and Principal Risks: The Fund adopted certain Principal Investment Strategy changes that reflect the new Underlying Index measuring the performance of Non-U.S. securities (formerly, European securities). The Fund also added "Industrials Sector Risk" and removed "Europe Risk" in connection with the strategy changes.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/oefa.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-OEFA-113025

Barron's 400SM ETF	ALPS ETF TRUST
NYSE ARCA: BFOR	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about Barron's 400SM ETF (the "Fund" or "BFOR") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/bfor. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Barron's 400 ETF	$66	0.65%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

The Barron's 400 ETF (Arca: BFOR) returned 4.06% at net asset value (NAV) for the twelve-month period ended November 30, 2025. The Fund outperformed the Russell Mid Cap Index, which returned 3.10% (on a total return basis) over the same period.

Top contributors to relative performance:

  Overweight allocation to small cap growth stocks added 0.65% in performance relative to the benchmark.

  Overweight allocation to small cap value stocks added 0.13% in performance relative to the benchmark.

Top detractors from relative performance:

  Underweight allocation to large cap value stocks subtracted 0.59% in performance relative to the benchmark.

  Underweight allocation to large cap growth stocks subtracted 1.75% in performance relative to the benchmark.

Overall, stock selection contributed 183 basis points in outperformance for BFOR relative to the benchmark, the Russell Mid Cap Index.

Data source: Morningstar Direct

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	5 Year	10 Year
Barron's 400 ETF - NAV	4.06%	12.80%	10.96%
Barron's 400 IndexSM	4.56%	13.49%	11.65%
Bloomberg US 1000 Index‡	14.25%	14.41%	14.35%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$182,082,682
Number of Portfolio Holdings	400
Portfolio Turnover Rate	93%
Total Advisory Fees Paid	$1,052,224

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Argan, Inc.	0.43%
Western Digital Corp.	0.41%
TETRA Technologies, Inc.	0.41%
Globus Medical, Inc.	0.38%
Applied Materials, Inc.	0.37%
Micron Technology, Inc.	0.37%
Hecla Mining Co.	0.37%
Eli Lilly & Co.	0.35%
Dycom Industries, Inc.	0.35%
Regeneron Pharmaceuticals, Inc.	0.35%
Total % of Top 10 Holdings	3.79%
Sector Allocation*

Financials	19.85%
Industrials	19.84%
Information Technology	14.79%
Health Care	14.00%
Consumer Discretionary	12.67%
Energy	6.54%
Materials	4.72%
Communication Services	3.58%
Consumer Staples	2.98%
Utilities	0.75%
Money Market Fund	0.28%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/bfor.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-BFOR-113025

Level Four Large Cap Growth Active ETF	ALPS ETF TRUST
NASDAQ: LGRO	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about Level Four Large Cap Growth Active ETF (the "Fund" or "LGRO") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/lgro. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Level Four Large Cap Growth Active ETF	$54	0.50%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

The Level Four Large Cap Growth Active ETF (LRGO), for the twelve-month period ended November 30, 2025, generated a NAV total return of 15.90%. The Fund modestly underperformed the Bloomberg US 1000 Growth Index, which returned 17.10% for the same period.

Top contributors to relative performance:

  Strong Stock Selection, Notably in Technology: Meaningful contributions from Lam Research, Corp. (LRCX) and Broadcom, Inc. (AVGO) supported performance, driven by positive AI developments and strong semiconductor demand, respectively.

  Overall Allocation Outperformance: An underweight allocation to select underperforming sectors, such as Health Care and Consumer Staples, contributed positively to the relative return against the benchmark.

Top detractors to relative performance:

  Underweight Allocation to "Magnificent Seven" names: While the Fund holds many "Magnificent Seven" names, the absence of exposure to Tesla, Inc. (TSLA), which outperformed amid renewed risk-on investor sentiment, detracted from relative results.

  Less Favorable Security Selection: Exposure to select Consumer Discretionary names, most notably RH (RH), detracted from relative performance.

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	Since Inception (08/22/2023)
Level Four Large Cap Growth Active ETF - NAV	15.90%	24.43%
Bloomberg US 1000 Growth Index	17.10%	25.98%
Bloomberg US 1000 Index‡	14.25%	23.10%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$118,471,124
Number of Portfolio Holdings	48
Portfolio Turnover Rate	15%
Total Advisory Fees Paid	$501,798

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Apple, Inc.	7.48%
Alphabet, Inc.	6.90%
Amazon.com, Inc.	6.12%
Microsoft Corp.	5.50%
NVIDIA Corp.	3.89%
UnitedHealth Group, Inc.	3.18%
Uber Technologies, Inc.	2.82%
PayPal Holdings, Inc.	2.73%
Meta Platforms, Inc.	2.67%
RH	2.64%
Total % of Top 10 Holdings	43.93%
Sector Allocation*

Information Technology	42.22%
Consumer Discretionary	14.90%
Communication Services	12.03%
Financials	8.53%
Health Care	7.55%
Industrials	7.34%
Consumer Staples	1.61%
Energy	1.58%
Real Estate	1.00%
Money Market Fund	3.24%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/lgro.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-LGRO-113025

RiverFront Dynamic Core Income ETF	ALPS ETF TRUST
NYSE ARCA: RFCI	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about RiverFront Dynamic Core Income ETF (the "Fund" or "RFCI") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/rfci. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
RiverFront Dynamic Core Income ETF	$52	0.51%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

The RiverFront Dynamic Core Income Fund returned 5.44% at net asset value for the twelve-month period ended November 30, 2025. The Fund underperformed its benchmark, the Bloomberg US Aggregate Bond Index, which returned 5.70% over the same period.

Top contributors to relative performance:

  Overweight allocation to high yield bonds

  Overweight allocation to investment grade corporate bonds

Top detractors from relative performance:

  Treasury selection

  Underweight mortgage-backed securities

  Shorter maturity selection on high yield and investment grade corporate bonds

Comparison of change in value of a $10,000 investment in the Fund and the Index

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	5 Year	Since Inception (06/13/2016)
RiverFront Dynamic Core Income ETF - NAV	5.44%	0.79%	2.03%
Bloomberg US Aggregate Bond Index‡	5.70%	-0.31%	1.66%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$17,689,264
Number of Portfolio Holdings	48
Portfolio Turnover Rate	28%
Total Advisory Fees Paid	$103,733

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*^

U.S. Treasury Bond 11/15/2043 4.75%	12.26%
U.S. Treasury Bond 05/15/2034 4.38%	5.50%
Kinetik Holdings LP 12/15/2028 6.63%	3.96%
U.S. Treasury Bond 11/15/2052 4.00%	3.88%
General Motors Financial Co., Inc. 01/09/2033 6.40%	3.58%
Ingersoll Rand, Inc. 08/14/2033 5.70%	3.53%
Hyatt Hotels Corp. 04/23/2030 5.75%	3.46%
Concentrix Corp. 08/02/2033 6.85%	3.30%
U.S. Treasury Bond 02/15/2037 4.75%	2.53%
PNC Financial Services Group, Inc. 12/31/9999 5Y US TI + 3.238%	2.43%
Total % of Top 10 Holdings	44.43%
Asset Allocation*

Government	26.29%
Consumer Discretionary	15.91%
Financials	14.80%
Energy	10.00%
Utilities	9.73%
Technology	8.14%
Industrials	6.09%
Communications	2.33%
Materials	1.79%
Health Care	1.32%
Money Market Fund	3.60%
Total	100.00%

*	% of Total Investments.
^	Excludes Money Market Fund.

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/rfci.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-RFCI-113025

RiverFront Dynamic US Dividend Advantage ETF	ALPS ETF TRUST
NYSE ARCA: RFDA	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about RiverFront Dynamic US Dividend Advantage ETF (the "Fund" or "RFDA") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/rfda. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
RiverFront Dynamic US Dividend Advantage ETF	$55	0.52%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Highlights

The RiverFront Dynamic US Dividend Advantage ETF returned 10.81% at net asset value for the twelve-months ended November 30, 2025. The Fund underperformed its benchmark, the S&P 500 Index, which returned 15.00% over the same period.

Top contributors to relative performance:

  Underweight to the Healthcare sector

  Security selection within the Communication Services and Materials sectors

  Security selection within the Materials sector

Top detractors from relative performance:

  Security selection within the Technology and Industrials sectors

  Overweight to the Real Estate and Energy Sectors

  Underweight to the Communications Sector

Comparison of change in value of a $10,000 investment in the Fund and the Index

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	5 Year	Since Inception (06/06/2016)
RiverFront Dynamic US Dividend Advantage ETF - NAV	10.81%	14.03%	12.68%
S&P 500® Index‡	15.00%	15.28%	15.18%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$85,358,858
Number of Portfolio Holdings	72
Portfolio Turnover Rate	1%
Total Advisory Fees Paid	$408,847

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

NVIDIA Corp.	11.55%
Apple, Inc.	8.83%
Microsoft Corp.	8.18%
Alphabet, Inc.	5.17%
Amazon.com, Inc.	4.37%
International Business Machines Corp.	2.33%
Perdoceo Education Corp.	2.26%
Cisco Systems, Inc.	2.11%
Old Republic International Corp.	1.83%
Antero Midstream Corp.	1.75%
Total % of Top 10 Holdings	48.38%
Asset Allocation*

Information Technology	35.74%
Financials	17.31%
Consumer Discretionary	9.91%
Energy	6.86%
Industrials	6.27%
Communication Services	5.80%
Real Estate	5.52%
Utilities	3.63%
Materials	2.92%
Consumer Staples	2.52%
Health Care	1.57%
Money Market Fund	1.95%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/rfda.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-RFDA-113025

RiverFront Strategic Income Fund	ALPS ETF TRUST
NYSE ARCA: RIGS	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about RiverFront Strategic Income Fund (the "Fund" or "RIGS") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/rigs. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
RiverFront Strategic Income Fund	$47	0.46%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

The RiverFront Strategic Income Fund returned 5.56% at net asset value for the twelve-month period ended November 30, 2025. The Fund underperformed its benchmark, the Bloomberg US Aggregate Bond Index, which returned 5.70% over the same period.

Top contributors to relative performance:

  Overweight allocation to high yield bonds

  Overweight allocation to investment grade corporate bonds

Top detractors from relative performance:

  Treasury selection

  Underweight allocation to mortgage-backed securities

  Shorter maturity selection on high yield and investment grade corporate bonds

Comparison of change in value of a $10,000 investment in the Fund and the Index

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	5 Year	10 Year
RiverFront Strategic Income Fund - NAV	5.56%	2.36%	3.48%
Bloomberg US Aggregate Bond Index‡	5.70%	-0.31%	1.99%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$78,001,595
Number of Portfolio Holdings	80
Portfolio Turnover Rate	18%
Total Advisory Fees Paid	$405,341

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*^

U.S. Treasury Bond 11/15/2052 4.00%	7.28%
U.S. Treasury Bond 02/15/2044 4.50%	5.31%
U.S. Treasury Bond 11/15/2043 4.75%	4.53%
U.S. Treasury Bond 05/15/2034 4.38%	4.34%
U.S. Treasury Bond 02/15/2037 4.75%	1.98%
U.S. Treasury Bond 05/15/2044 4.63%	1.68%
Textron, Inc. 05/15/2035 5.50%	1.52%
Concentrix Corp. 08/02/2028 6.60%	1.44%
T-Mobile USA, Inc. 02/01/2028 4.75%	1.39%
EQT Corp. 04/01/2029 6.38%	1.38%
Total % of Top 10 Holdings	30.85%

^	Excludes Money Market Fund
Asset Allocation*

Government	26.55%
Financials	15.55%
Consumer Discretionary	13.15%
Materials	9.91%
Industrials	8.92%
Energy	8.60%
Communications	4.53%
Utilities	2.92%
Technology	2.54%
Consumer Staples	2.08%
Health Care	1.82%
Money Market Fund	3.43%
Total	100.00%

*	% of Total Investments.

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/rigs.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-RIGS-113025

ALPS | Smith Core Plus Bond ETF	ALPS ETF TRUST
NYSE ARCA: SMTH	Annual Shareholder Report November 30, 2025

This annual shareholder report contains important information about ALPS | Smith Core Plus Bond ETF (the "Fund" or "SMTH") for the period of December 1, 2024 to November 30, 2025 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/smth. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS | Smith Core Plus Bond ETF	$61	0.59%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

The ALPS | Smith Core Bond Plus Bond ETF returned 6.01% for the twelve-month period ended November 30, 2025. The Fund outperformed the Bloomberg US Aggregate Bond Index, which returned 5.70%.

Top contributors to relative performance:

  Security selection was a primary driver of performance, specifically within both the investment-grade and high-yield segments of the Corporate Credit sector. With a focus on bottom-up fundamentals and avoidance of credits with deteriorating fundamentals, security selection continued to be a tailwind for performance during the period, reflected through overweight positions in companies such as Hilcorp Energy (HILCRP) and Boeing (BA), amongst others.

  With both limited supply and continued inflows into dedicated preferred funds, technicals supported the preferreds sleeve despite elevated valuations. The Preferred sector remained an area where incremental additions occurred opportunistically, with a focus on security-specific stories and short-duration paper with very defensive structural and fundamental backdrops, which was overall additive to performance over the year.

  With credit outperforming U.S. Treasuries from an aggregate level, the portfolio's average underweight positions to the Treasury sector proved to be additive to performance for the year.

Top detractors from relative performance:

  Security selection within Agency Mortgage-Backed Securities was an overall detractor to performance; the positioning to securities with higher stated coupons was a headwind relative to securities with lower stated coupons given the overall rally in yields.

  Yield curve positioning within U.S. Treasuries was a detractor to returns, as the Fund remained tactical in positioning throughout the year. Over the year, the Fund remained in a defensive posture; particularly during certain periods, the Fund favored the longer end of the Treasury curve to seek to protect against downside risk. The Fund's 10-year treasury inflation-protected securities ("TIPS") positions were slowly reduced after outperforming nominal coupons during the period as breakeven levels within TIPS moved higher, reflecting increased inflation expectations from the market.

Comparison of change in value of a $10,000 investment in the Fund and the Index

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2025)
	1 Year	Since Inception (12/05/2023)
ALPS | Smith Core Plus Bond ETF - NAV	6.01%	7.08%
Bloomberg US Aggregate Bond Index‡	5.70%	5.70%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	Broad-based securities market index.

WHAT ARE SOME KEY FUND STATISTICS?
(as of November 30, 2025)
Net Assets	$2,279,826,986
Number of Portfolio Holdings	870
Portfolio Turnover Rate	147%
Total Advisory Fees Paid	$10,526,031

WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

U.S. Treasury Note 11/15/2035 4.00%	5.46%
U.S. Treasury Note 10/31/2029 4.125%	3.99%
U.S. Treasury Bond 02/15/2045 4.75%	3.71%
U.S. Treasury Bond 11/15/2055 4.625%	3.69%
U.S. Treasury Note 01/31/2030 4.25%	3.59%
U.S. Treasury Note 02/28/2026 4.625%	2.87%
U.S. Treasury Bond 08/15/2045 4.875%	2.79%
U.S. Treasury Bond 08/15/2055 4.75%	2.32%
U.S. Treasury Note 11/30/2029 4.125%	2.13%
U.S. Treasury Note 08/31/2027 3.625%	2.08%
Total % of Top 10 Holdings	32.63%
Sector Allocation*

Government	41.61%
Mortgage Securities	14.65%
Financials	11.47%
Consumer Discretionary	5.62%
Industrials	5.53%
Energy	4.77%
Communications	3.79%
Health Care	3.49%
Technology	3.20%
Consumer Staples	2.42%
Utilities	1.12%
Materials	0.37%
Money Market Fund	1.96%
Total	100.00%

*	% of Total Investments.

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/smth.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-SMTH-113025

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert”. Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended November 30, 2025 and November 30, 2024, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $358,350 and $344,300, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended November 30, 2025 and November 30, 2024, the aggregate fees billed for professional services rendered by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended November 30, 2025 and November 30, 2024, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $85,250 and $85,250, respectively. The fiscal year 2025 and 2024 tax fees were for services pertaining to federal and state income tax return review, review of year-end dividend distributions and excise tax preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended November 30, 2025 and November 30, 2024, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively.

(e)

(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for the fiscal years ended November 30, 2025 and November 30, 2024 of the Registrant were $85,250 and $85,250, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $85,250 and $85,250, respectively as described in response to paragraph (c) above.

(h)	The Registrant’s audit committee has considered whether the provision of non- audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 7 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	The registrant’s most recent annual financial statements required, and for the period covered by this report, by Regulation S-X are attached herewith.

(b)	The registrant’s financial highlights, audited for the latest 5 years as required in Regulation S-X, are attached herewith.

SS&C | ALPS ADVISORS

FINANCIAL STATEMENTS & OTHER INFORMATION

Annual Report

November 30, 2025

Alerian MLP ETF

(NYSE ARCA: AMLP)

Alerian Energy Infrastructure ETF

(NYSE ARCA: ENFR)

An ALPS Advisors Solution

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Alerian MLP ETF
Schedule of Investments	1
Statement of Assets and Liabilities	2
Statement of Operations	3
Statements of Changes in Net Assets	4
Financial Highlights	5
Alerian Energy Infrastructure ETF
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements and Financial Highlights	12
Report of Independent Registered Public Accounting Firm	23
Additional Information	24
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	26
Proxy Disclosures for Open-End Management Investment Companies	27
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	28
Statement Regarding Basis for Approval of Investment Advisory Contract	29

alpsfunds.com | 1-866-759-5679

Alerian MLP ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (105.35%)
Compression (4.12%)
USA Compression Partners LP(a)	17,406,584	$439,516,246

Gathering + Processing (22.19%)
Hess Midstream LP, Class A(a)	29,437,184	991,444,357
Western Midstream Partners LP(a)	34,977,519	1,375,665,822
Total Gathering + Processing		2,367,110,179

Liquefaction (4.68%)
Cheniere Energy Partners LP	9,154,553	498,923,138

Marketing & Distribution (17.99%)
Global Partners LP(a)	5,824,600	256,165,908
Suburban Propane Partners LP(a)	14,583,997	285,117,142
Sunoco LP(a)	24,506,540	1,378,002,744
Total Marketing & Distribution		1,919,285,794

Pipeline Transportation | Natural Gas (24.89%)
Energy Transfer LP	76,611,385	1,280,176,244
Enterprise Products Partners LP	41,994,326	1,374,894,233
Total Pipeline Transportation | Natural Gas		2,655,070,477

Pipeline Transportation | Petroleum (31.48%)
Delek Logistics Partners LP(a)	4,367,632	200,212,251
Genesis Energy LP(a)	24,257,223	378,170,106
MPLX LP	26,389,720	1,433,753,488
Plains All American Pipeline LP(a)	77,366,186	1,346,945,298
Total Pipeline Transportation | Petroleum		3,359,081,143

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $5,402,675,757)		11,238,986,977

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.00%)(b)
Money Market Fund (0.00%)(b)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	3.91%	253,228	$253,228

TOTAL SHORT TERM INVESTMENTS
(Cost $253,228)			253,228

TOTAL INVESTMENTS (105.35%)
(Cost $5,402,928,985)			$11,239,240,205
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.35%)			(570,537,070)
NET ASSETS - 100.00%			$10,668,703,135

(a)	Affiliated Company. See Note 8 in Notes to Financial Statement.
(b)	Less than 0.005%

See Notes to Financial Statements and Financial Highlights.

1 | alpsfunds.com

Alerian MLP ETF

Statement of Assets and Liabilities	November 30, 2025

ASSETS:
Investments, at value	$4,588,000,331
Investments in affiliates, at value	6,651,239,874
Receivable for investments sold	57,770
Receivable for shares sold	20,272,964
Prepaid Income Tax	36,697,276
Total Assets	11,296,268,215

LIABILITIES:
Payable for investments purchased	20,308,682
Deferred tax liability (Note 2)	600,118,920
Payable to adviser	7,137,478
Total Liabilities	627,565,080
NET ASSETS	$10,668,703,135

NET ASSETS CONSIST OF:
Paid-in capital	$10,833,602,331
Distributable earnings/(accumulated losses)	(164,899,196)
NET ASSETS	$10,668,703,135

INVESTMENTS, AT COST	$1,423,444,801
INVESTMENTS IN AFFILIATES, AT COST	3,979,484,184

PRICING OF SHARES
Net Assets	$10,668,703,135
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	223,657,420
Net Asset Value, offering and redemption price per share	$47.70

See Notes to Financial Statements and Financial Highlights.

2 | alpsfunds.com

Alerian MLP ETF

Statement of Operations	For the Year Ended November 30, 2025

INVESTMENT INCOME:
Distributions from master limited partnerships	$815,407,484 (a)
Dividends	417,135
Less return of capital distributions	(780,566,173)
Total Investment Income	35,258,446

EXPENSES:
Investment adviser fee	86,416,918
Total Expenses	86,416,918
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(51,158,472)
Current income tax benefit/(expense)	10,606,983
NET INVESTMENT LOSS	(40,551,489)

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments, before income taxes	40,894,072
Net realized gain on affiliated investments, before income taxes	399,051,521
Current income tax benefit/(expense)	(91,216,478)
Net realized gain	348,729,115
Net change in unrealized depreciation on investments, before income taxes	(8,083,915)
Net change in unrealized depreciation on affiliated investments, before income taxes	(282,001,730)
Deferred income tax benefit/(expense)	63,037,271
Net change in unrealized depreciation	(227,048,374)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	121,680,741
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$81,129,252

(a)	Includes return of capital distributions and dividend income from affiliated investments in the amount of $462,505,864 and $34,841,311, respectively.

See Notes to Financial Statements and Financial Highlights.

3 | alpsfunds.com

Alerian MLP ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment loss	$(40,551,489)	$(44,219,440)
Net realized gain	348,729,115	74,296,129
Net change in unrealized appreciation/(depreciation)	(227,048,374)	1,973,436,066
Net increase in net assets resulting from operations	81,129,252	2,003,512,755

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(792,971,646)	(647,326,416)
From tax return of capital	(46,684,015)	(35,219,362)
Total distributions	(839,655,661)	(682,545,778)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	2,022,598,199	2,517,052,803
Cost of shares redeemed	(825,909,887)	(1,107,287,794)
Net increase from share transactions	1,196,688,312	1,409,765,009

Net increase in net assets	438,161,903	2,730,731,986

NET ASSETS:
Beginning of year	10,230,541,232	7,499,809,246
End of year	$10,668,703,135	$10,230,541,232

OTHER INFORMATION:
SHARE TRANSACTIONS:
Beginning shares	199,607,420	169,807,420
Shares sold	41,025,000	53,700,000
Shares redeemed	(16,975,000)	(23,900,000)
Shares outstanding, end of year	223,657,420	199,607,420

See Notes to Financial Statements and Financial Highlights.

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Alerian MLP ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$51.25	$44.17	$40.01	$31.63	$25.02

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.19)	(0.24)	(0.24)	(0.28)	(0.27)
Net realized and unrealized gain/(loss) on investments	0.57	11.03	7.74	11.59	9.68
Total from investment operations	0.38	10.79	7.50	11.31	9.41

DISTRIBUTIONS:
From net investment income	(3.71)	(3.52)	(3.34)	–	–
From tax return of capital	(0.22)	(0.19)	–	(2.93)	(2.80)
Total distributions	(3.93)	(3.71)	(3.34)	(2.93)	(2.80)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(3.55)	7.08	4.16	8.38	6.61
NET ASSET VALUE, END OF PERIOD	$47.70	$51.25	$44.17	$40.01	$31.63
TOTAL RETURN(b)	0.79%	25.74%	19.82%	36.31%	37.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$10,668,703	$10,230,541	$7,499,809	$6,679,200	$4,980,175

RATIO TO AVERAGE NET ASSETS:
Expenses (excluding net current and deferred tax expenses/benefits and franchise tax expense)	0.84%	0.85%	0.85%	0.85%	0.85%
Expenses (including current and deferred tax expenses/benefits)(c)	0.73%	0.72%	0.79%	0.74%	0.85%
Expenses (including net current and deferred tax expenses/benefits)(d)	1.01%	6.39%	2.67%	5.03%	0.87%
Net investment loss (excluding deferred tax expenses/benefits and franchise tax expense)	(0.50)%	(0.65)%	(0.65)%	(0.85)%	(0.85)%
Net investment loss (including deferred tax expenses/benefits)(c)	(0.39)%	(0.53)%	(0.59)%	(0.74)%	(0.85)%
PORTFOLIO TURNOVER RATE(e)	14%	18%	40%	26%	20%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Includes amount of current and deferred tax benefit associated with net investment income/(loss).
(d)	Includes amount of current and deferred taxes/benefits for all components of the Statement of Operations.
(e)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

5 | alpsfunds.com

Alerian Energy Infrastructure ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
CANADIAN ENERGY INFRASTRUCTURE COMPANIES (28.13%)
Gathering + Processing (4.28%)
Keyera Corp.	432,747	$13,981,557

Pipeline Transportation | Natural Gas (5.26%)
TC Energy Corp.(a)	317,559	17,156,753

Pipeline Transportation | Petroleum (16.87%)
Enbridge, Inc.(a)	584,117	28,393,909
Pembina Pipeline Corp.	409,196	15,861,854
South Bow Corp.(a)	394,578	10,850,930
Total Pipeline Transportation | Petroleum		55,106,693

Storage (1.72%)
Gibson Energy, Inc.(a)	309,426	5,626,330

TOTAL CANADIAN ENERGY INFRASTRUCTURE COMPANIES
(Cost $79,906,227)		91,871,333

Security Description	Shares	Value
EXCHANGE TRADED FUND (1.52%)
Exchange Traded Fund (1.52%)
Energy Select Sector SPDR Fund	55,000	4,974,750

TOTAL EXCHANGE TRADED FUND (Cost $4,975,163)		4,974,750

Security Description	Shares	Value
U.S. ENERGY INFRASTRUCTURE COMPANIES (28.24%)
Energy (1.43%)
Venture Global, Inc.	624,491	4,658,703

Gathering + Processing (5.53%)
Summit Midstream Corp.(a)(b)	20,366	509,965
Targa Resources Corp.	100,137	17,555,017
Total Gathering + Processing		18,064,982

Liquefaction (4.89%)
Cheniere Energy, Inc.	69,773	14,544,880
NextDecade Corp.(a)(b)	236,530	1,445,198
Total Liquefaction		15,990,078

Pipeline Transportation | Natural Gas (16.39%)
DT Midstream, Inc.	154,125	18,720,022
Kinder Morgan, Inc.	585,105	15,985,069
Kinetik Holdings, Inc.(a)	87,532	3,035,610

Security Description	Shares	Value
Pipeline Transportation | Natural Gas (continued)
ONEOK, Inc.	216,717	$15,781,332
Total Pipeline Transportation | Natural Gas		53,522,033

TOTAL U.S. ENERGY INFRASTRUCTURE COMPANIES
(Cost $74,764,850)		92,235,796

Security Description	Shares	Value
U.S. ENERGY INFRASTRUCTURE MLPS (27.32%)
Gathering + Processing (6.29%)
Delek Logistics Partners LP	24,130	1,106,119
Hess Midstream LP, Class A	245,093	8,254,732
Western Midstream Partners LP	284,638	11,194,813
Total Gathering + Processing		20,555,664

Pipeline Transportation | Natural Gas (15.56%)
Energy Transfer LP	1,590,542	26,577,957
Enterprise Products Partners LP	739,867	24,223,245
Total Pipeline Transportation | Natural Gas		50,801,202

Pipeline Transportation | Petroleum (5.47%)
Genesis Energy LP	133,715	2,084,617
MPLX LP	290,436	15,779,388
Total Pipeline Transportation | Petroleum		17,864,005

TOTAL U.S. ENERGY INFRASTRUCTURE MLPS
(Cost $79,155,933)		89,220,871

Security Description	Shares	Value
U.S. GENERAL PARTNERS (14.46%)
Gathering + Processing (9.59%)
Antero Midstream Corp.	635,928	11,453,063
The Williams Cos., Inc.	326,251	19,878,473
Total Gathering + Processing		31,331,536

Pipeline Transportation | Petroleum (4.87%)
Plains GP Holdings LP, Class A	857,533	15,898,662

TOTAL U.S. GENERAL PARTNERS
(Cost $33,546,234)		47,230,198

See Notes to Financial Statements and Financial Highlights.

6 | alpsfunds.com

Alerian Energy Infrastructure ETF

Schedule of Investments	November 30, 2025

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.87%)
Investments Purchased with Collateral from Securities Loaned (3.87%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.04%		12,646,848	$12,646,848

TOTAL SHORT TERM INVESTMENTS
(Cost $12,646,848)			12,646,848

TOTAL INVESTMENTS (103.54%)
(Cost $284,995,255)			$338,179,796
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.54%)			(11,554,726)
NET ASSETS - 100.00%			$326,625,070

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $25,682,618.
(b)	Non-income producing security.

See Notes to Financial Statements and Financial Highlights.

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Alerian Energy Infrastructure ETF

Statement of Assets and Liabilities	November 30, 2025

ASSETS:
Investments, at value*	$338,179,796
Foreign currency, at value (Cost $155,467)	156,313
Receivable for investments sold	5,772,848
Dividends receivable	336,595
Total Assets	344,445,552

LIABILITIES:
Payable for investments purchased	4,975,713
Payable to adviser	90,963
Payable to custodian for overdraft	106,958
Payable for collateral upon return of securities loaned	12,646,848
Total Liabilities	17,820,482
NET ASSETS	$326,625,070

NET ASSETS CONSIST OF:
Paid-in capital	$269,311,680
Distributable earnings	57,313,390
NET ASSETS	$326,625,070

INVESTMENTS, AT COST	$284,995,255

PRICING OF SHARES
Net Assets	$326,625,070
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	10,375,000
Net Asset Value, offering and redemption price per share	$31.48

*	Includes $25,682,618 of securities on loan.

See Notes to Financial Statements and Financial Highlights.

8 | alpsfunds.com

Alerian Energy Infrastructure ETF

Statement of Operations	For the Year Ended November 30, 2025

INVESTMENT INCOME:
Dividend Income*	$13,097,653
Securities lending income	22,049
Total Investment Income	13,119,702

EXPENSES:
Investment adviser fees	1,030,016
Total expenses	1,030,016
NET INVESTMENT INCOME	12,089,686

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(a)	11,345,367
Net realized loss on foreign currency transactions	(11,654)
Net realized gain	11,333,713
Net change in unrealized depreciation on investments	(22,186,038)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	197
Net change in unrealized depreciation	(22,185,841)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(10,852,128)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,237,558
* Net of foreign tax withholding.	$720,817

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements and Financial Highlights).

See Notes to Financial Statements and Financial Highlights.

9 | alpsfunds.com

Alerian Energy Infrastructure ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment income	$12,089,686	$7,017,638
Net realized gain	11,333,713	2,379,363
Net change in unrealized appreciation/(depreciation)	(22,185,841)	60,655,556
Net increase in net assets resulting from operations	1,237,558	70,052,557

DISTRIBUTIONS:
From distributable earnings	(7,161,194)	(4,193,460)
From tax return of capital	(7,257,523)	(4,060,038)
Total distributions	(14,418,717)	(8,253,498)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	134,640,979	46,196,532
Cost of shares redeemed	(30,375,387)	(4,729,155)
Net increase from share transactions	104,265,592	41,467,377
Net increase in net assets	91,084,433	103,266,436

NET ASSETS:
Beginning of year	235,540,637	132,274,201
End of year	$326,625,070	$235,540,637

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	7,125,000	5,700,000
Shares sold	4,200,000	1,625,000
Shares redeemed	(950,000)	(200,000)
Shares outstanding, end of year	10,375,000	7,125,000

See Notes to Financial Statements and Financial Highlights.

10 | alpsfunds.com

Alerian Energy Infrastructure ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$33.06	$23.21	$22.64	$18.59	$14.51

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.30	1.18	0.97	0.61	1.08
Net realized and unrealized gain/(loss) on investments	(1.38)	10.04	0.86	4.57	4.49
Total from investment operations	(0.08)	11.22	1.83	5.18	5.57

DISTRIBUTIONS:
From net investment income	(0.75)	(0.70)	(0.33)	(0.21)	(0.74)
Tax return of capital	(0.75)	(0.67)	(0.93)	(0.92)	(0.75)
Total distributions	(1.50)	(1.37)	(1.26)	(1.13)	(1.49)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.58)	9.85	0.57	4.05	4.08
NET ASSET VALUE, END OF PERIOD	$31.48	$33.06	$23.21	$22.64	$18.59
TOTAL RETURN(b)	(0.16)%	50.02%	8.63%	28.21%	38.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$326,625	$235,541	$132,274	$142,086	$59,487
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.51	%(c)
Ratio of net investment income to average net assets	4.11%	4.50%	4.46%	2.84%	5.84%
PORTFOLIO TURNOVER RATE(d)	21%	33%	28%	26%	34%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Effective July 1, 2021, the Fund's Advisory Fee changed from 0.65% to 0.35%.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

11 | alpsfunds.com

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2025

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2025, the Trust consisted of twenty-four separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the Alerian MLP ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index. The investment objective of the Alerian Energy Infrastructure ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index. The investment advisor uses a “passive management” or indexing investment approach to try to achieve each Fund’s investment objective. Each Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”), in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of each Fund as a whole. The Funds' Treasurer is the CODM for each Fund. Each Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that each Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of each Fund, against which the CODM assesses performance.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

12 | alpsfunds.com

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2025

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, and Limited Partnerships for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

13 | alpsfunds.com

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2025

The following is a summary of the inputs used to value each Fund’s investments as of November 30, 2025:

Alerian MLP ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Master Limited Partnerships*	$11,238,986,977	$–	$–	$11,238,986,977
Short Term Investments	253,228	–	–	253,228
Total	$11,239,240,205	$–	$–	$11,239,240,205

Alerian Energy Infrastructure ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Canadian Energy Infrastructure Companies*	$91,871,333	$–	$–	$91,871,333
Exchange Traded Fund	4,974,750	–	–	4,974,750
U.S. Energy Infrastructure Companies*	92,235,796	–	–	92,235,796
U.S. Energy Infrastructure MLPs*	89,220,871	–	–	89,220,871
U.S. General Partners*	47,230,198	–	–	47,230,198
Short Term Investments	12,646,848	–	–	12,646,848
Total	$338,179,796	$–	$–	$338,179,796

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2025.

C. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

D. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

E. Dividends and Distributions to Shareholders

Each Fund intends to declare and make quarterly distributions, or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Alerian Energy Infrastructure ETF, if any, are distributed at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Distributions received from each Fund’s investments in Master Limited Partnerships (“MLPs”) may be comprised of both income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The Funds each expect a portion of its distributions to shareholders might be comprised of tax deferred return of capital. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Funds when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Funds.

14 | alpsfunds.com

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2025

F. Federal Income Taxation and Tax Basis Information

Alerian MLP ETF

The Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. The Fund expects that substantially all of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Since the Fund will be subject to taxation on its taxable income, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Underlying Index however is calculated without any deductions for taxes. As a result, the Fund's after tax performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of Underlying Index are closely related.

Cash distributions from MLPs to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities. A portion of any gain or loss recognized by the Fund on a sale of an MLP equity security (or by an MLP on a sale of an underlying asset) may be separately computed and treated as ordinary income or loss under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other "unrealized receivables" or "inventory items" under the Code. Any such gain may exceed net taxable gain realized on the sale and will be recognized even if there is a net taxable loss on the sale. The Fund's net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a sale of an MLP equity security (or on an MLP's sale of an underlying asset) and would not be able to use the capital loss to offset that gain. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available and may consider, among other matters, the duration of statutory carryforward periods, shareholder transactions, underlying index constituent changes and market conditions. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

Alerian MLP ETF	Year ended November 30, 2025
	Current	Deferred	Total
Federal	$(34,833,880)	$50,428,743	$15,594,863
State	1,952,372	501,940	2,454,312
Valuation Allowance	–	(476,951)	(476,951)
Total tax expense/(benefit)	$(32,881,508)	$50,453,732	$17,572,224

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

15 | alpsfunds.com

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2025

Components of the Fund’s deferred tax assets and liabilities are as follows:

Alerian MLP ETF	As of November 30, 2025	As of November 30, 2024
Deferred tax assets:
Capital loss carryforward	$300,505,312	$443,596,517
Net operating loss carryforward	23,297,010	23,290,244
Income recognized from MLP investments	2,012,847,124	1,874,687,034
Other deferred tax assets	29,933,849	13,488,405
Corporate alternative minimum tax credit	46,707,131	83,538,587
Valuation allowance	(12,413,363)	(12,890,314)
Less Deferred tax liabilities:
Net unrealized gain on MLP investments	(3,000,995,983)	(2,975,307,956)
Other deferred tax liabilities	-	(67,705)
Net Deferred Tax Asset/(Liability)	$(600,118,920)	$(549,665,188)

Due to the activities of the MLPs that the Fund is invested in, the Fund is required to pay franchise tax in certain states. Generally, franchise tax expense is a tax on equity of a corporation, or base minimum fees, imposed by various jurisdictions. The amounts of the tax are estimated throughout the year based upon the Fund's estimate of underlying activities conducted in the states and reconciled to actual amounts paid upon the filing of the tax returns for the states. These taxes are paid as either estimated tax payments, extension payments, or with the tax return filings of the various states.

The capital loss carryforward is available to offset future taxable income. The capital loss can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2025. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
Federal	11/30/2021	$547,628,211	11/30/2026
Federal	11/30/2022	818,305,027	11/30/2027
Total		$1,365,933,238

The net operating loss carryforward is available to offset future taxable income. The Fund has net operating loss carryforwards for federal income tax purposes of $2,370,531, generated in the current year and has state tax net operating loss carryforwards of various amounts per state. The Deferred Tax Assets associated with these state tax net operating losses are as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
State	11/30/2012	$245,547	Varies by State
State	11/30/2013	1,060,712	Varies by State
State	11/30/2014	337,635	Varies by State
State	11/30/2015	2,107,168	Varies by State
State	11/30/2016	3,943,923	Varies by State
State	11/30/2017	3,273,384	Varies by State
State	11/30/2018	1,178,714	Varies by State
State	11/30/2019	1,047,429	Varies by State
State	11/30/2020	1,179,116	Varies by State
State	11/30/2021	1,712,944	Varies by State
State	11/30/2022	256,423	Varies by State
State	11/30/2023	146,812	Varies by State
State	11/30/2024	4,436,672	Varies by State
Total		$20,926,479

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years.

16 | alpsfunds.com

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2025

Based upon the Fund’s assessment, it has determined that it is “more-likely-than-not” that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund's net operating losses in certain states. The Fund will continue to assess the need for a valuation allowance in the future.

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

Alerian MLP ETF	As of November 30, 2025
Income tax expense at statutory rate	$20,727,310
State income taxes (net of federal benefit)	3,350,780
Permanent differences, net	(3,406,718)
Effect of tax rate change (state level)	(2,622,197)
Change in valuation allowance	(476,951)
Net income tax expense	$17,572,224

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year ended November 30, 2025, the Fund paid no penalties and interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. Tax periods ended November 30, 2022 through November 30, 2024 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Under the Inflation Reduction Act of 2022, a 15% corporate alternative minimum tax on adjusted financial statement income is applicable to corporate entities with average annual adjusted financial statement income in excess of $1 billion for a three-taxable-year period. This corporate alternative minimum tax applies to the Fund for the current taxable year, the additional tax liability of approximately $19.3 million is the excess of the Fund’s corporate alternative minimum tax over regular income tax imposed for the year. The impact to current tax expense and amounts payable result in an offsetting deferred tax benefit, subject to realization.

Alerian Energy Infrastructure ETF

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

No provision for income taxes is included in the accompanying financial statements, as the Alerian Energy Infrastructure ETF intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Alerian Energy Infrastructure ETF evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2025, the Alerian Energy Infrastructure ETF did not have a liability for any unrecognized tax benefits. The Alerian Energy Infrastructure ETF files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. The Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

For the year ended November 30, 2025, permanent book and tax differences resulting primarily from differing treatment of investments in partnerships, redemptions in kind, REIT true-up adjustments and prior year tax return true-up were identified and reclassified among components of the Fund’s net assets as follows:

Fund	Paid-in Capital	Total Distributable Earnings
Alerian Energy Infrastructure ETF	$13,516,875	$(13,516,875)

17 | alpsfunds.com

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2025

The tax character of the distributions paid during the fiscal years ended November 30, 2025 and November 30, 2024 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2025
Alerian Energy Infrastructure ETF	$7,161,194	$–	$7,257,523

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
Alerian Energy Infrastructure ETF	$4,193,460	$–	$4,060,038

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

As of November 30, 2025, the following amounts are available as carry forwards to the next tax year:

	Short-Term	Long-Term
Alerian Energy Infrastructure ETF	$–	$747,958

During the year ended November 30, 2025, Alerian Energy Infrastructure ETF utilized $27,727 in capital loss carryovers.

As of November 30, 2025, the components of distributable earnings on a tax basis were as follows:

Alerian Energy Infrastructure ETF
Accumulated net realized loss on investments	$(747,958)
Net unrealized appreciation on investments	58,061,348
Total	$57,313,390

As of November 30, 2025, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Alerian MLP ETF	Alerian Energy Infrastructure ETF
Cost of investments for income tax purposes	$6,747,488,864	$280,116,775
Gross appreciation (excess of value over tax cost)	$4,612,801,699	$67,077,654
Gross depreciation (excess of tax cost over value)	(121,050,358)	(9,014,633)
Net appreciation (depreciation) of foreign currency	–	(1,673)
Net unrealized appreciation/(depreciation)	$4,491,751,341	$58,061,348

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from a Funds’ investments in master limited partnerships and wash sales.

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Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2025

G. Lending of Portfolio Securities

The Alerian Energy Infrastructure ETF has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund's Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund's Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2025:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Alerian Energy Infrastructure ETF	$25,682,618	$12,646,848	$14,334,500	$26,981,348

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2025:

Alerian Energy Infrastructure ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$12,646,848	$–	$–	$–	$12,646,848
Total Borrowings					12,646,848
Gross amount of recognized liabilities for securities lending (collateral received)					$12,646,848

19 | alpsfunds.com

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2025

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below.

Fund		Advisory Fee
Alerian MLP ETF	0.85%	Average net assets up to and including $7 billion
	0.825%	Average net assets greater than $7 billion up to and including $8.5 billion
	0.80%	Average net assets greater than $8.5 billion up to and including $10.5 billion
	0.75%	Average net assets greater than $10.5 billion up to and including $12.5 billion
	0.70%	Average net assets greater than $12.5 billion up to and including $14.5 billion
	0.65%	Average net assets greater than $14.5 billion up to and including $16.5 billion
	0.60%	Average net assets greater than $16.5 billion up to and including $18.5 billion
	0.55%	Average net assets greater than $18.5 billion up to and including $20.5 billion
	0.50%	Average net assets greater than $20.5 billion up to and including $22.5 billion
	0.45%	Average net assets greater than $22.5 billion up to and including $25 billion
	0.40%	Average net assets greater than $25 billion

Fund		Advisory Fee
Alerian Energy Infrastructure ETF	0.35%

Out of the unitary management fees, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Effective April 1, 2025, each Trustee receives (1) a quarterly retainer of $27,500, (2) a per meeting fee of $16,500, (3) $4,000 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $7,000, the Chairman of the Audit Committee receives a quarterly retainer of $4,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,500, each in connection with their respective roles. Prior to April 1, 2025, each Trustee received (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2025, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$1,567,698,684	$2,508,029,452
Alerian Energy Infrastructure ETF	63,561,021	64,436,016

For the year ended ended November 30, 2025, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$1,919,785,448	$–
Alerian Energy Infrastructure ETF	134,586,577	30,380,058

20 | alpsfunds.com

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2025

For the year ended November 30, 2025, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
Alerian Energy Infrastructure ETF	$12,249,483

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. MASTER LIMITED PARTNERSHIPS

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include, among other things, natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is distributed to both common and subordinated units and generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

6. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

7. RELATED PARTY TRANSACTIONS

The Funds engaged in cross trades between other funds in the Trust, or other funds to which the Adviser provides advisory services, during the year ended November 30, 2025 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser or sub-adviser. The Board previously adopted procedures that apply to transactions pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2025, were as follows:

Fund	Purchase Cost Paid	Sale Proceeds Received	Realized Gain/(Loss) on Sales
Alerian MLP ETF	$708,624	$2,252,596	$15,159
Alerian Energy Infrastructure ETF	1,622,096	1,614,178	(157,481)

21 | alpsfunds.com

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2025

8. AFFILIATED COMPANIES

As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund.

For the year ended November 30, 2025, the Alerian MLP ETF held shares in the following affiliates, as defined by the Investment Company Act of 1940.

Security Name	Share Balance as of November 30, 2025	Market Value as of November 30, 2024	Purchases	Purchases In-Kind	Sales	Market Value as of November 30, 2025	Dividends*	Return of Capital Distributions	Change in Unrealized Appreciation / (Depreciation)	Realized Gain/(Loss)
Delek Logistics Partners LP*	4,367,632	$96,286,255	$76,037,888	$29,862,783	$(22,075,232)	$200,212,251	$–	$(18,238,936)	$39,596,625	$(1,257,132)
EnLink Midstream LLC	–	788,331,984	307,162	23,742,577	(718,492,675)	–	–	–	(526,595,591)	432,706,543
Genesis Energy LP	24,257,223	242,958,928	38,372,088	58,429,616	(45,317,465)	378,170,107	–	(15,425,953)	99,923,298	(770,405)
Global Partners LP	5,824,600	276,662,128	35,874,440	48,961,681	(36,757,649)	256,165,908	–	(16,625,776)	(49,855,010)	(2,093,906)
Hess Midstream LP, Class A	29,437,184	652,095,499	404,653,284	171,074,052	(86,805,602)	991,444,357	34,841,311	(41,854,386)	(98,424,311)	(9,294,179)
Plains All American Pipeline LP	77,366,186	1,251,024,723	204,920,292	233,118,001	(248,914,912)	1,346,945,298	–	(112,112,615)	24,359,746	(5,449,937)
Suburban Propane Partners LP	14,583,997	237,557,257	38,775,696	46,620,392	(32,094,992)	285,117,141	–	(18,107,243)	14,772,568	(2,406,537)
Sunoco LP	24,506,540	1,152,052,693	120,882,777	220,306,730	(110,841,382)	1,378,002,744	–	(84,388,028)	85,621,895	(5,631,941)
USA Compression Partners LP	17,406,584	320,598,737	85,980,600	68,219,247	(49,662,894)	439,516,246	–	(32,774,692)	51,715,261	(4,560,013)
Western Midstream Partners LP	34,977,519	1,222,175,509	136,995,702	233,194,392	(168,414,363)	1,375,665,822	–	(122,978,235)	76,883,789	(2,190,972)
						$6,651,239,874	$34,841,311	$(462,505,864)	$(282,001,730)	$399,051,521

*	Not an Affiliated Investment as of November 30, 2024.

9. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, bank failures, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions and related geopolitical events. In addition, the value of each Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, extreme weather or geological events, natural or man-made disasters or events, country instability, and infectious disease epidemics or pandemics.

10. RECENT ACCOUNTING PRONOUNCEMENT

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments that should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.

11. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

22 | alpsfunds.com

Alerian Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of Alerian MLP ETF and Alerian Energy Infrastructure ETF and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Alerian MLP ETF and Alerian Energy Infrastructure ETF (the “Funds”), each a series of ALPS ETF Trust, as of November 30, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2025, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2026

23 | alpsfunds.com

Alerian Exchange Traded Funds

Additional Information	November 30, 2025 (Unaudited)

TAX INFORMATION

The Funds report the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2024:

	Qualified Dividend Income	Dividend Received Deduction
Alerian MLP ETF	100.00%	100.00%
Alerian Energy Infrastructure ETF	97.37%	13.46%

In early 2025, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2024 via Form 1099. The Funds will notify shareholders in early 2026 of amounts paid to them by the Funds, if any, during the calendar year 2025.

LICENSING AGREEMENTS

Alerian (the “Licensor”) has entered into an index licensing agreement with the Adviser with respect to each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF, to allow the Adviser’s use of AMZI and AMEI. The following disclosure relates to the Licensor:

VettaFi is the designer of the construction and methodology for the Underlying Index. “Alerian,” “Alerian MLP Infrastructure Index,” “Alerian Midstream Energy Select Index,” “Alerian MLP Index,” “Alerian Index Series,” “AMZI,” “AMEI,” and “AMZ” are service marks or trademarks of VettaFi. VettaFi acts as brand licensor for each Underlying Index. VettaFi is not responsible for the descriptions of either Underlying Index or the Funds that appear herein. VettaFi is not affiliated with the Trust, the Adviser or the Distributor.

Neither Fund is issued, sponsored, endorsed, sold or promoted by VettaFi (“Licensor”) or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Alerian MLP Infrastructure Index or the Alerian Midstream Energy Select Index to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of either Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of either Fund or in the determination or calculation of the NAV of the relevant Fund. Alerian MLP Infrastructure Index, Alerian MLP Infrastructure Total Return Index, AMZI, AMZIX, Alerian Midstream Energy Select Index, Alerian Midstream Energy Select Total Return Index, Alerian MLP Index, AMEI, AMEIX, AMNA and AMZ are trademarks of VettaFi and their general use is granted under a license from VettaFi.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF EACH INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO EACH INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF EITHER FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EACH INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by either Fund, owners of the Shares of the relevant Fund or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index, even if notified of the possibility of such damages.

24 | alpsfunds.com

Alerian Exchange Traded Funds

Additional Information	November 30, 2025 (Unaudited)

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

25 | alpsfunds.com

Alerian Exchange Traded Funds

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

26 | alpsfunds.com

Alerian Exchange Traded Funds

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

27 | alpsfunds.com

Alerian Exchange Traded Funds

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	November 30, 2025 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2025:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee (1)	$40,000	$–	$40,000
Edmund J. Burke, Trustee	179,500	–	179,500
Jeremy W. Deems, Trustee	184,500	–	184,500
Rick A. Pederson, Trustee	194,500	–	194,500
Joseph F. Keenan, Trustee	170,500	–	170,500
Susan K. Wold, Trustee	170,500	–	170,500
Laton Spahr, President and Trustee*	–	–	–
Total	$939,500	$–	$939,500

(1)	Effective December 31, 2024, Ms. Anstine retired as Trustee of the Trust.
*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

Pursuant to the Funds’ unitary fee arrangements, the Funds do not pay any Trustee fees. The Trustee fees are paid by the Adviser.

28 | alpsfunds.com

Alerian Exchange Traded Funds

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2025 (Unaudited)

At its meetings held on June 4, 2025 and June 18, 2025, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Alerian MLP ETF (“AMLP”) and Alerian Energy infrastructure ETF (“ENFR”) (each a “Fund” and collectively “the Funds”). In evaluating the renewal of the Investment Advisory Agreement with respect to each of the Funds, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board, including the Independent Trustees, reviewed information on the performance of each Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable. The Board, including the Independent Trustees, also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board, including the Independent Trustees, noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summaries set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided. The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees reviewed and noted the relatively small sizes of the Funds (other than AMLP) and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Funds. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Funds, known as fall-out benefits.

With respect to each Fund, the Board, including the Independent Trustees, noted the following:

(i) AMLP

The gross management fee rate for AMLP is higher than the median of its FUSE expense group. AMLP’s net expense ratio is higher than the median of its FUSE expense group. The Board took into account, among other things, supplemental information provided by the Adviser showing AMLP’s total expenses were in line with the total expenses of peer groups deemed by the Adviser to be more comparable, including peer groups comprised of (i) the master limited partnership (“MLP”) asset class as a whole; and (ii) exchange-traded products focused solely on MLP investments. The Board also considered the brand recognition of AMLP’s index provider and the fees charged by the index provider for licensing its indexes, the additional costs and expenses incurred by AAI in managing and administering AMLP and that AMLP’s investment advisory fee schedule included breakpoints, which have been periodically adjusted for the benefit of AMLP shareholders.

With respect to AAI profitability from AMLP, the Independent Trustees noted that that it has breakpoints in its management fee. The Board considered, among other things, the brand recognition of AMLP’s index provider as well as the trading volumes of the Fund and the narrow trading spreads. The Board considered the breakpoint schedule previously adopted and whether breakpoints would benefit shareholders and appropriately reflect economies of scale achieved by AAI with respect to AMLP should AMLP’s assets continue to increase. Upon discussion, the Board, including the Independent Trustees, determined that the advisory fee rate for AMLP, inclusive of the existing breakpoint schedule, reflects an appropriate sharing of economies of scale.

29 | alpsfunds.com

Alerian Exchange Traded Funds

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2025 (Unaudited)

(ii) ENFR

The gross management fee rate for ENFR is lower than the median of its FUSE expense group. ENFR’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of ENFR and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to ENFR.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

30 | alpsfunds.com

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETFs.

SS&C | ALPS ADVISORS

alpsfunds.com | 1-866-759-5679

FINANCIAL STATEMENTS & OTHER INFORMATION

Annual Report

November 30, 2025

ALPS Active Equity Opportunity ETF

(NYSE ARCA: RFFC)

An ALPS Advisors Solution

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments	1
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5
Financial Highlights	6
Notes to Financial Statements and Financial Highlights	7
Report of Independent Registered Public Accounting Firm	13
Additional Information	14
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	15
Proxy Disclosures for Open-End Management Investment Companies	16
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	17
Statement Regarding Basis for Approval of Investment Advisory Contract	18

alpsfunds.com

ALPS Active Equity Opportunity ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
COMMON STOCKS (97.27%)
Communication Services (9.40%)
Alphabet, Inc., Class A	4,442	$1,422,239
Meta Platforms, Inc., Class A	1,248	808,642
Walt Disney Co.	2,715	283,636
Total Communication Services		2,514,517

Consumer Discretionary (9.90%)
Amazon.com, Inc.(a)	4,791	1,117,357
Lowe’s Cos., Inc.	1,275	309,162
Marriott International, Inc., Class A	903	275,225
McDonald’s Corp.	1,059	330,218
O’Reilly Automotive, Inc.(a)	3,472	353,103
Tesla, Inc.(a)	614	264,124
Total Consumer Discretionary		2,649,189

Consumer Staples (3.03%)
Costco Wholesale Corp.	356	325,238
Walmart, Inc.	4,389	485,028
Total Consumer Staples		810,266

Energy (3.68%)
Baker Hughes Co.	5,247	263,400
ConocoPhillips	2,951	261,724
Enbridge, Inc.	9,414	459,215
Total Energy		984,339

Financials (13.39%)
American Express Co.	2,126	776,564
Goldman Sachs Group, Inc.	691	570,794
Intercontinental Exchange, Inc.	2,167	340,869
JPMorgan Chase & Co.	2,395	749,827
Mastercard, Inc., Class A	907	499,331
S&P Global, Inc.	663	330,724
Wells Fargo & Co.	3,671	315,155
Total Financials		3,583,264

Health Care (14.27%)
Boston Scientific Corp.(a)	2,705	274,774
Eli Lilly & Co.	240	258,113
Gilead Sciences, Inc.	3,104	390,607
HCA Healthcare, Inc.	758	385,284
IQVIA Holdings, Inc.(a)	1,478	339,955
Johnson & Johnson	4,511	933,416
Merck & Co., Inc.	2,020	211,756
Thermo Fisher Scientific, Inc.	994	587,285
Vertex Pharmaceuticals, Inc.(a)	1,005	435,778
Total Health Care		3,816,968

Industrials (9.27%)
Caterpillar, Inc.	1,434	825,640
Deere & Co.	790	366,947
RTX Corp.	2,139	374,133
Schneider Electric SE, ADR	5,655	303,334
Trane Technologies PLC	635	267,640
Security Description	Shares	Value
Industrials (continued)
Waste Management, Inc.	1,568	$341,620
Total Industrials		2,479,314

Information Technology (26.10%)
Amphenol Corp., Class A	4,647	654,762
Apple, Inc.	3,755	1,047,082
Corning, Inc.	3,682	310,024
International Business Machines Corp.	1,026	316,603
Lam Research Corp.	2,823	440,388
Microsoft Corp.	1,975	971,720
Motorola Solutions, Inc.	685	253,231
NVIDIA Corp.	6,131	1,085,187
QUALCOMM, Inc.	1,377	231,460
Synopsys, Inc.(a)	445	186,014
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	3,886	1,132,808
TE Connectivity PLC	1,565	353,925
Total Information Technology		6,983,204

Materials (1.81%)
Freeport-McMoRan, Inc.	4,903	210,731
Linde PLC	669	274,504
Total Materials		485,235

Real Estate (2.45%)
Equity LifeStyle Properties, Inc.	4,327	272,038
Welltower, Inc.	1,845	384,166
Total Real Estate		656,204

Utilities (3.97%)
Alliant Energy Corp.	1,920	133,382
Duke Energy Corp.	2,387	295,845
NRG Energy, Inc.	1,683	285,252
PPL Corp(b)	9,458	349,000
Total Utilities		1,063,479

TOTAL COMMON STOCKS
(Cost $20,769,705)		26,025,979
1 | alpsfunds.com

ALPS Active Equity Opportunity ETF

Schedule of Investments (Continued)	November 30, 2025

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (2.66%)
Money Market Fund (2.66%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	3.91%	710,365	$710,365

TOTAL SHORT TERM INVESTMENTS
(Cost $710,365)			710,365

TOTAL INVESTMENTS (99.93%)
(Cost $21,480,070)			$26,736,344
OTHER ASSETS IN EXCESS OF LIABILITIES (0.07%)			19,707
NET ASSETS - 100.00%			$26,756,051

(a)	Non-income producing security.
(b)	Security or a portion of the security position is currently on loan. The total market value of the securities on loan is $314,093

See Notes to Financial Statements and Financial Highlights.

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ALPS Active Equity Opportunity ETF

Statement of Assets and Liabilities	November 30, 2025

ASSETS:
Investments, at value(a)	$26,736,344
Dividends receivable	30,056
Total Assets	26,766,400

LIABILITIES:
Payable to adviser	10,349
Total Liabilities	10,349
NET ASSETS	$26,756,051

NET ASSETS CONSIST OF:
Paid-in capital	$44,320,256
Total distributable earnings/(accumulated losses)	(17,564,205)
NET ASSETS	$26,756,051

INVESTMENTS, AT COST	$21,480,070

PRICING OF SHARES
Net Assets	$26,756,051
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	400,002
Net Asset Value, offering and redemption price per share	$66.89

(a)	Includes $314,093 of securities on loan.

See Notes to Financial Statements and Financial Highlights.

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ALPS Active Equity Opportunity ETF

Statement of Operations	For the Year Ended November 30, 2025

INVESTMENT INCOME:
Dividend Income(a)	$331,726
Securities lending income	1,513
Total investment income	333,239

EXPENSES:
Investment adviser fees	117,012
Net expenses	117,012
NET INVESTMENT INCOME	216,227

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(a)	3,011,272
Net realized loss on foreign currency transactions	(91)
Total Net realized gain	3,011,181
Net change in unrealized depreciation on investments	(1,938,236)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(13)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,072,932
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,289,159

(a)	Net of foreign tax withholding of $10,547.
(b)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements and Financial Highlights).

See Notes to Financial Statements and Financial Highlights.

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ALPS Active Equity Opportunity ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment income	$216,227	$241,344
Net realized gain	3,011,181	2,089,418
Net change in unrealized appreciation/(depreciation)	(1,938,249)	4,576,189
Net increase in net assets resulting from operations	1,289,159	6,906,951

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(219,094)	(217,594)
Total distributions	(219,094)	(217,594)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	17,836,708	–
Cost of shares redeemed	(16,286,483)	(6,333,452)
Net increase/(decrease) from capital share transactions	1,550,225	(6,333,452)
Net increase in net assets	2,620,290	355,905

NET ASSETS:
Beginning of year	24,135,761	23,779,856
End of year	$26,756,051	$24,135,761

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	400,002	525,002
Shares sold	300,000	–
Shares redeemed	(300,000)	(125,000)
Shares outstanding, end of year	400,002	400,002

See Notes to Financial Statements and Financial Highlights.

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ALPS Active Equity Opportunity ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023		For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$60.34	$45.29	$42.66		$45.99	$37.58

INCOME FROM OPERATIONS:
Net investment income(a)	0.54	0.54	0.66		0.48	0.42
Net realized and unrealized gain/(loss)	6.54	15.02	2.62		(3.23)	8.43
Total from investment operations	7.08	15.56	3.28		(2.75)	8.85

DISTRIBUTIONS:
From net investment income	(0.53)	(0.51)	(0.65)		(0.57)	(0.44)
From tax return of capital					(0.01)
Total distributions	(0.53)	(0.51)	(0.65)		(0.58)	(0.44)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	6.55	15.05	2.63		(3.33)	8.41
NET ASSET VALUE, END OF PERIOD	$66.89	$60.34	$45.29		$42.66	$45.99
TOTAL RETURN(b)	11.84%	34.50%	7.81%		(5.98)%	23.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$26,756	$24,136	$23,780		$28,799	$51,735

Ratio of expenses to average net assets	0.48%	0.48%	0.50	%(c)	0.52%	0.52%
Ratio of net investment income to average net assets	0.91%	1.01%	1.55%		1.10%	0.97%
Portfolio turnover rate(d)	42%	33%	129%		113%	5%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Effective June 1, 2023, the investment adviser fee changed from 0.52% to 0.48%.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

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ALPS Active Equity Opportunity ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2025, the Trust consisted of twenty-four separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Active Equity Opportunity ETF (the “Fund”).

The investment objective of the Fund is to seek to provide capital appreciation. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. The Fund’s Treasurer is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the “Adviser”) as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

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ALPS Active Equity Opportunity ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2025:

ALPS Active Equity Opportunity ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$26,025,979	$–	$–	$26,025,979
Short Term Investments	710,365	–	–	710,365
Total	$26,736,344	$–	$–	$26,736,344

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2025.

8 | alpsfunds.com

ALPS Active Equity Opportunity ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Dividends from net investment income for the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2025, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions and prior year tax return true-ups:

Fund	Total Distributable Earnings/(Accumulated Losses)	Paid-in Capital
ALPS Active Equity Opportunity ETF	$(3,811,976)	$3,811,976

The tax character of the distributions paid during the fiscal years ended November 30, 2025 and November 30, 2024 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2025
ALPS Active Equity Opportunity ETF	$219,094	$–	$–

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
ALPS Active Equity Opportunity ETF	$217,594	$–	$–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

As of November 30, 2025, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Active Equity Opportunity ETF	$14,115,440	$8,657,766

The Fund used capital loss carryovers during the year ended November 30, 2025, in the amount of $0.

As of November 30, 2025, the components of distributable earnings/(accumulated losses) on a tax basis for the Fund were as follows:

Fund	ALPS Active Equity Opportunity ETF
Accumulated net investment income	$22,794
Accumulated net realized loss on investments	(22,773,206)
Net unrealized appreciation on investments	5,186,207
Total	$(17,564,205)
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ALPS Active Equity Opportunity ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

As of November 30, 2025, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	ALPS Active Equity Opportunity ETF
Gross appreciation (excess of value over tax cost)	$5,568,515
Gross depreciation (excess of tax cost over value)	(382,280)
Net appreciation/(depreciation) of foreign currency	(28)
Net unrealized appreciation/(depreciation)	5,186,207
Cost of investments for income tax purposes	$21,550,109

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. The Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund’s securities lending agreement and related cash and non-cash collateral received as of November 30, 2025:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Active Equity Opportunity ETF	$314,093	$–	$318,725	$318,725

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

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ALPS Active Equity Opportunity ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2025:

ALPS Active Equity Opportunity	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
–	$–	$–	$–	$–	$–
Total Borrowings					–
Gross amount of recognized liabilities for securities lending (collateral received)					$–

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.48% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Fund.

Effective April 1, 2025, each Trustee receives (1) a quarterly retainer of $27,500, (2) a per meeting fee of $16,500, (3) $4,000 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $7,000, the Chairman of the Audit Committee receives a quarterly retainer of $4,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,500, each in connection with their respective roles. Prior to April 1, 2025, each Trustee received (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2025, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
ALPS Active Equity Opportunity ETF	$9,882,923	$9,989,566

For the year ended November 30, 2025, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Active Equity Opportunity ETF	$17,378,730	$15,619,387

For the year ended November 30, 2025, the Fund had in-kind net realized gain of $3,854,670.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

11 | alpsfunds.com

ALPS Active Equity Opportunity ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, bank failures, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, extreme weather or geological events, natural or man-made disasters or events, country instability, and infectious disease epidemics or pandemics.

7. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments that should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

12 | alpsfunds.com

ALPS Active Equity Opportunity ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS Active Equity Opportunity ETF

and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Active Equity Opportunity ETF (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2026

13 | alpsfunds.com

ALPS Active Equity Opportunity ETF

Additional Information	November 30, 2025 (Unaudited)

TAX INFORMATION

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2025:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Active Equity Opportunity ETF	100.00%	86.44%

In early 2025, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2024 via Form 1099. The Fund will notify shareholders in early 2026 of amounts paid to them by the Fund, if any, during the calendar year 2025.

14 | alpsfunds.com

ALPS Active Equity Opportunity ETF

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

15 | alpsfunds.com

ALPS Active Equity Opportunity ETF

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

16 | alpsfunds.com

ALPS Active Equity Opportunity ETF

Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2025:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee (1)	$40,000	$–	$40,000
Edmund J. Burke, Trustee	179,500	–	179,500
Jeremy W. Deems, Trustee	184,500	–	184,500
Rick A. Pederson, Trustee	194,500	–	194,500
Joseph F. Keenan, Trustee	170,500	–	170,500
Susan K. Wold, Trustee	170,500	–	170,500
Laton Spahr, President and Trustee (2)	–	–	–
Total	$939,500	$–	$939,500

(1)	Effective December 31, 2024, Ms. Anstine retired as Trustee of the Trust.
(2)	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

Pursuant to the Funds’ unitary fee arrangements, the Funds does not pay any Trustee fees. The Trustee fees are paid by the Adviser.

17 | alpsfunds.com

ALPS Active Equity Opportunity ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2025 (Unaudited)

At its meetings held on June 4, 2025 and June 18, 2025, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Active Equity Opportunity ETF (“RFFC” or the “Fund”). In evaluating the renewal of the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the Investment Advisory Agreement, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board, including the Independent Trustees, reviewed information on the performance of the Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable, and against the appropriate FUSE performance universe. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board, including the Independent Trustees, noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to the Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the following:

(i) RFFC

The gross management fee rate for RFFC is equal to the median of its FUSE expense group. RFFC’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of RFFC and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to RFFC.

18 | alpsfunds.com

ALPS Active Equity Opportunity ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2025 (Unaudited)

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

19 | alpsfunds.com

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETF.

SS&C | ALPS ADVISORS

alpsfunds.com | 1-866-759-5679

SS&C | ALPS ADVISORS

FINANCIAL STATEMENTS & OTHER INFORMATION

Annual Report

November 30, 2025

ALPS Active REIT ETF

(NASDAQ: REIT)

An ALPS Advisors Solution

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments	1
Statement of Assets and Liabilities	2
Statement of Operations	3
Statements of Changes in Net Assets	4
Financial Highlights	5
Notes to Financial Statements and Financial Highlights	6
Report of Independent Registered Public Accounting Firm	12
Additional Information	13
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	14
Proxy Disclosures for Open-End Management Investment Companies	15
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	16
Statement Regarding Basis for Approval of Investment Advisory Contract	17

alpsfunds.com | 1-866-759-5679

ALPS Active REIT ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
COMMON STOCKS (98.67%)
Data Center REITs (13.34%)
Digital Realty Trust, Inc.	12,486	$1,999,258
Equinix, Inc.	5,455	4,109,306
Total Data Center REITs		6,108,564

Diversified REITs (4.45%)
Broadstone Net Lease, Inc.	50,209	882,172
Essential Properties Realty Trust, Inc.	36,461	1,154,355
Total Diversified REITs		2,036,527

Health Care REITs (19.90%)
Alexandria Real Estate Equities, Inc.	13,415	719,983
CareTrust REIT, Inc.	31,364	1,177,091
Ventas, Inc.	32,868	2,650,147
Welltower, Inc.	21,897	4,559,393
Total Health Care REITs		9,106,614

Hotel & Resort REITs (2.55%)
Host Hotels & Resorts, Inc.	66,103	1,165,396

Industrial REITs (14.01%)
First Industrial Realty Trust, Inc.	18,231	1,043,542
Lineage, Inc.(a)	13,130	470,317
Prologis, Inc.	32,617	4,192,263
Terreno Realty Corp.	11,230	705,132
Total Industrial REITs		6,411,254

Multi-Family Residential REITs (8.62%)
AvalonBay Communities, Inc.	7,616	1,385,655
Camden Property Trust	7,902	840,299
Essex Property Trust, Inc.	6,522	1,719,329
Total Multi-Family Residential REITs		3,945,283

Office REITs (2.05%)
BXP, Inc.(a)	12,987	939,739

Other Specialized REITs (5.62%)
Gaming and Leisure Properties, Inc.	22,055	960,054
VICI Properties, Inc.	55,891	1,610,779
Total Other Specialized REITs		2,570,833

Retail REITs (14.16%)
Curbline Properties Corp.	38,739	927,412
InvenTrust Properties Corp.	38,502	1,098,847
Security Description	Shares	Value
Retail REITs (continued)
Macerich Co.	64,655	$1,122,411
Realty Income Corp.	23,084	1,329,869
Simon Property Group, Inc.	10,751	2,003,126
Total Retail REITs		6,481,665

Self-Storage REITs (6.20%)
Extra Space Storage, Inc.	13,774	1,834,284
Smartstop Self Storage REIT, Inc.	30,649	1,001,609
Total Self-Storage REITs		2,835,893

Single-Family Residential REITs (5.47%)
Equity LifeStyle Properties, Inc.	18,511	1,163,787
Invitation Homes, Inc.	47,528	1,340,290
Total Single-Family Residential REITs		2,504,077

Telecom Tower REITs (2.30%)
American Tower Corp.	5,797	1,050,822

TOTAL COMMON STOCKS
(Cost $42,989,089)		45,156,667

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.30%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	3.91%	595,570	$595,570

TOTAL SHORT TERM INVESTMENTS
(Cost $595,570)			595,570

TOTAL INVESTMENTS (99.97%)
(Cost $43,584,659)			$45,752,237
OTHER ASSETS IN EXCESS OF LIABILITIES (0.03%)			12,769
NET ASSETS - 100.00%			$45,765,006

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $1,269,029.

See Notes to Financial Statements and Financial Highlights.

1 | alpsfunds.com

ALPS Active REIT ETF

Statement of Assets and Liabilities	November 30, 2025

ASSETS:
Investments, at value(a)	$45,752,237
Dividends receivable	37,959
Total Assets	45,790,196

LIABILITIES:
Payable to adviser	25,190
Total Liabilities	25,190
NET ASSETS	$45,765,006

NET ASSETS CONSIST OF:
Paid-in capital	$46,369,493
Total distributable earnings/(accumulated losses)	(604,487)
NET ASSETS	$45,765,006

INVESTMENTS, AT COST	$43,584,659

PRICING OF SHARES
Net Assets	$45,765,006
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,700,002
Net Asset Value, offering and redemption price per share	$26.92

(a)	Includes $1,269,029 of securities on loan.

See Notes to Financial Statements and Financial Highlights.

2 | alpsfunds.com

ALPS Active REIT ETF

Statement of Operations	For the Year Ended November 30, 2025

INVESTMENT INCOME:
Dividend Income	$1,321,597
Securities lending income	169
Total investment income	1,321,766

EXPENSES:
Investment adviser fees	296,139
Total expenses	296,139
NET INVESTMENT INCOME	1,025,627

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments(a)	(890,898)
Net change in unrealized depreciation on investments	(2,705,994)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,596,892)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,571,265)

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements and Financial Highlights).

See Notes to Financial Statements and Financial Highlights.

3 | alpsfunds.com

ALPS Active REIT ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment income	$1,025,627	$762,975
Net realized gain/(loss)	(890,898)	765,969
Net change in unrealized appreciation/(depreciation)	(2,705,994)	5,270,770
Net increase/(decrease) in net assets resulting from operations	(2,571,265)	6,799,714

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,086,957)	(771,459)
Dividends to shareholders from tax return of capital	(226,937)	(103,014)
Total distributions	(1,313,894)	(874,473)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	14,304,799	17,722,714
Cost of shares redeemed	(6,031,077)	(286,293)
Net increase from capital share transactions	8,273,722	17,436,421
Net increase in net assets	4,388,563	23,361,662

NET ASSETS:
Beginning of year	41,376,443	18,014,781
End of year	$45,765,006	$41,376,443

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,400,002	750,002
Shares sold	525,000	660,000
Shares redeemed	(225,000)	(10,000)
Shares outstanding, end of year	1,700,002	1,400,002

See Notes to Financial Statements and Financial Highlights.

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ALPS Active REIT ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Period February 25, 2021 (Commencement of Operations) to November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$29.55	$24.02	$25.23	$29.56	$24.62

INCOME FROM OPERATIONS:
Net investment income(a)	0.63	0.73	0.74	0.54	0.37
Net realized and unrealized gain/(loss)	(2.44)	5.70	(1.16)	(3.39)	5.01
Total from investment operations	(1.81)	6.43	(0.42)	(2.85)	5.38

DISTRIBUTIONS:
From net investment income	(0.68)	(0.80)	(0.70)	(0.53)	(0.38)
From net realized gains	–	–	–	(0.83)	(0.06)
From tax return of capital	(0.14)	(0.10)	(0.09)	(0.12)	–
Total distributions	(0.82)	(0.90)	(0.79)	(1.48)	(0.44)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.63)	5.53	(1.21)	(4.33)	4.94
NET ASSET VALUE, END OF PERIOD	$26.92	$29.55	$24.02	$25.23	$29.56
TOTAL RETURN(b)	(6.06)%	27.28%	(1.54)%	(10.17)%	22.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$45,765	$41,376	$18,015	$18,040	$24,238

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.68%	0.68%	0.68%	0.68%	0.68	%(c)
Ratio of net investment income to average net assets	2.36%	2.74%	3.04%	1.96%	1.69	%(c)
Portfolio turnover rate(d)	61%	79%	68%	120%	92%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

5 | alpsfunds.com

ALPS Active REIT ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2025, the Trust consisted of twenty-four separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Active REIT ETF (the “Fund”). The investment objective of the Fund is to seek total return through dividends and capital appreciation. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the Nasdaq Stock Market LLC (“Nasdaq Exchange”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 5,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. The Fund’s Treasurer is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the “Adviser”) as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

6 | alpsfunds.com

ALPS Active REIT ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2025:

ALPS Active REIT ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$45,156,667	$–	$–	$45,156,667
Short Term Investments	595,570	–	–	595,570
Total	$45,752,237	$–	$–	$45,752,237

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2025.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

7 | alpsfunds.com

ALPS Active REIT ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2025, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions and prior year tax return true-up:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
ALPS Active REIT ETF	$697,290	$(697,290)

The tax character of the distributions paid during the fiscal year ended November 30, 2025 and November 30, 2024 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2025
ALPS Active REIT ETF	$1,086,957	$–	$226,937

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
ALPS Active REIT ETF	$771,459	$–	$103,014

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2025, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Active REIT ETF	$1,519,074	$1,149,725

As of November 30, 2025, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments	Other Accumulated Losses	Net Unrealized Appreciation/(Depreciation) on Investments	Total
ALPS Active REIT ETF	$–	$(2,668,799)	$–	$2,064,312	$(604,487)

As of November 30, 2025, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Active REIT ETF
Gross appreciation (excess of value over tax cost)	$4,008,896
Gross depreciation (excess of tax cost over value)	(1,944,584)
Net unrealized appreciation/(depreciation)	$2,064,312
Cost of investments for income tax purposes	$43,687,925

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

8 | alpsfunds.com

ALPS Active REIT ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

F. Real Estate Investment Trusts (“REITs”)

As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners or unitholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder.

G. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

H. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

9 | alpsfunds.com

ALPS Active REIT ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

The following is a summary of each Fund’s securities lending agreement and related cash and non-cash collateral received as of November 30, 2025:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Active REIT ETF	$1,269,029	$–	$1,300,816	$1,300,816

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2025:

ALPS Active REIT ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$–	$–	$–	$–	$–
Total Borrowings					$–
Gross amount of recognized liabilities for securities lending (collateral received)					$–

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.68% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

GSI Capital Advisors LLC (the “Sub-Adviser”) serves as the Fund’s sub-adviser pursuant to a sub-advisory agreement with the Trust (the ’’Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of 0.35% of the Fund’s average daily net assets.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Effective April 1, 2025, each Trustee receives (1) a quarterly retainer of $27,500, (2) a per meeting fee of $16,500, (3) $4,000 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $7,000, the Chairman of the Audit Committee receives a quarterly retainer of $4,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,500, each in connection with their respective roles. Prior to April 1, 2025, each Trustee received (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

10 | alpsfunds.com

ALPS Active REIT ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2025, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Active REIT ETF	$26,459,036	$26,119,766

For the year ended November 30, 2025, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Active REIT ETF	$14,044,132	$5,873,067

For the year ended November 30, 2025, the Fund had in-kind net realized gain of $816,260.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 5,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, bank failures, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, extreme weather or geological events, natural or man-made disasters or events, country instability, and infectious disease epidemics or pandemics.

7. RECENT ACCOUNTING PRONOUNCEMENT

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments that should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

11 | alpsfunds.com

ALPS Active REIT ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS Active REIT ETF

and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Active REIT ETF (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2026

12 | alpsfunds.com

ALPS Active REIT ETF

Additional Information	November 30, 2025 (Unaudited)

TAX INFORMATION

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2024:

	Qualified Dividend Income	Dividend Received Deduction	199A
ALPS Active REIT ETF	1.84%	0.00%	89.41%

In early 2025, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2024 via Form 1099. The Fund will notify shareholders in early 2026 of amounts paid to them by the Fund, if any, during the calendar year 2025.

13 | alpsfunds.com

ALPS Active REIT ETF

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

14 | alpsfunds.com

ALPS Active REIT ETF

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

15 | alpsfunds.com

ALPS Active REIT ETF

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	November 30, 2025 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2025:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee (1)	$40,000	$–	$40,000
Edmund J. Burke, Trustee	179,500	–	179,500
Jeremy W. Deems, Trustee	184,500	–	184,500
Rick A. Pederson, Trustee	194,500	–	194,500
Joseph F. Keenan, Trustee	170,500	–	170,500
Susan K. Wold, Trustee	170,500	–	170,500
Laton Spahr, President and Trustee*	–	–	–
Total	$939,500	$–	$939,500

(1)	Effective December 31, 2024, Ms. Anstine retired as Trustee of the Trust.

*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

Pursuant to the Fund’s unitary fee arrangement, the Fund does not pay any Trustee fees. The Trustee fees are paid by the Adviser.

16 | alpsfunds.com

ALPS Active REIT ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2025 (Unaudited)

At its meetings held on June 4, 2025 and June 18, 2025, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of (i) the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Active REIT ETF (“REIT” or the “Fund”) and (ii) the Investment Sub-Advisory Agreement between the Trust, AAI and GSI Capital Advisors LLC (the “Sub-Adviser” or “GSI”) with respect to the Fund (the “GSI Sub-Advisory Agreement”). In evaluating the renewal of the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the Investment Advisory Agreement, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board, including the Independent Trustees, reviewed information on the performance of the Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable, and against the appropriate FUSE performance universe. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board, including the Independent Trustees, noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to the Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for REIT is higher than the median of its FUSE expense group. REIT’s net expense ratio is higher than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of REIT and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to REIT.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

17 | alpsfunds.com

ALPS Active REIT ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2025 (Unaudited)

The Board, including the Independent Trustees, discussed the GSI Sub-Advisory Agreement.

In evaluating the GSI Sub-Advisory Agreement, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by GSI with respect to REIT under the GSI Sub-Advisory Agreement; (ii) the advisory fees and other expenses paid by REIT compared to those of similar funds managed by other investment advisers; (iii) the profitability to GSI of its sub-advisory relationship with REIT and the reasonableness of compensation to GSI; (iv) the extent to which economies of scale would be realized if, and as, REIT’s assets increase, and whether the fee level in the GSI Sub-Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by GSI under the GSI Sub-Advisory Agreement, the Board, including the Independent Trustees considered and reviewed information concerning the services provided under the GSI Sub-Advisory Agreement, REIT’s performance, financial information regarding GSI, information describing GSI’s current organization and the background and experience of the persons responsible for the day-to-day management of REIT. Based upon their review, the Board, including the Independent Trustees concluded that GSI was qualified to oversee the portfolio management of REIT and that the services provided by GSI to REIT are satisfactory. The Board, including the Independent Trustees considered that the contractual sub-advisory fee to be paid to GSI with respect to REIT was 0.35% of REIT’s average daily net assets out of a total management fee of 0.68% of REIT’s average daily net assets.

In reviewing REIT’s profitability with respect to GSI, the Board, including the Independent Trustees, considered the costs and resources required to manage REIT.

The Board, including the Independent Trustees, also considered any other benefits that have been and may be realized by GSI from its relationship with REIT, known as fall-out benefits.

The Board, including the Independent Trustees, considered the extent to which economies of scale may be realized if REIT’s assets continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. The Board, including the Independent Trustees, noted that REIT launched in February 2021 and had not yet achieved economies of scale in terms of assets. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved with respect to REIT.

In voting to approve the GSI Sub-Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of the GSI Sub-Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Board, including the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

18 | alpsfunds.com

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETF.

SS&C | ALPS ADVISORS

alpsfunds.com | 1-866-759-5679

FINANCIAL STATEMENTS & OTHER INFORMATION

Annual Report

November 30, 2025

ALPS Equal Sector Weight ETF

(NYSE Arca: EQL)

An ALPS Advisors Solution

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments	1
Statement of Assets and Liabilities	2
Statement of Operations	3
Statements of Changes in Net Assets	4
Financial Highlights	5
Notes to Financial Statements and Financial Highlights	6
Report of Independent Registered Public Accounting Firm	12
Additional Information	13
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	14
Proxy Disclosures for Open-End Management Investment Companies	15
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	16
Statement Regarding Basis for Approval of Investment Advisory Contract	17

alpsfunds.com | 1-866-759-5679

ALPS Equal Sector Weight ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (99.99%)(a)
Communication Services (8.64%)
Communication Services Select Sector SPDR Fund	421,785	$48,669,771

Consumer Discretionary (8.76%)
Consumer Discretionary Select Sector SPDR Fund(b)	208,669	49,341,872

Consumer Staples (8.95%)
Consumer Staples Select Sector SPDR Fund(b)	634,542	50,363,599

Energy (9.14%)
Energy Select Sector SPDR Fund(b)	569,017	51,467,588

Financials (8.80%)
Financial Select Sector SPDR Fund	928,452	49,514,345

Healthcare (10.27%)
Health Care Select Sector SPDR Fund(b)	366,883	57,839,105

Industrials (8.98%)
Industrial Select Sector SPDR Fund	328,961	50,558,016

Materials (8.81%)
Materials Select Sector SPDR Fund(b)	554,513	49,573,462

Real Estate (8.91%)
Real Estate Select Sector SPDR Fund	1,203,541	50,151,553

Technology (9.18%)
Technology Select Sector SPDR Fund	180,585	51,687,039

Utilities (9.55%)
Utilities Select Sector SPDR Fund(b)	592,935	53,737,699

TOTAL EXCHANGE TRADED FUNDS
(Cost $461,978,666)		562,904,049

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (19.72%)
Money Market Fund (0.02%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $102,065)	3.91%	102,065	$102,065

Investments Purchased with Collateral from Securities Loaned (19.70%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.04%
(Cost $110,885,830)		110,885,830	$110,885,830

TOTAL SHORT TERM INVESTMENTS
(Cost $110,987,895)			110,987,895

TOTAL INVESTMENTS (119.71%)
(Cost $572,966,561)			$673,891,944

LIABILITIES IN EXCESS OF OTHER ASSETS (-19.71%)			(110,947,583)
NET ASSETS - 100.00%			$562,944,361

(a)	The financial statements of the Underlying Sector ETFs, including the portfolio of investments, are included in The Select Sector SPDR Trust's N-CSRS filing dated September 30, 2025, available at www.sec.gov or can be found at www.ssga.com and should be read in conjunction with the Fund's financial statements.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $122,011,872.

Common Abbreviations:

SPDR® - Standard & Poor's Depositary Receipts

See Notes to Financial Statements and Financial Highlights.

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ALPS Equal Sector Weight ETF

Statement of Assets and Liabilities	November 30, 2025

ASSETS:
Investments, at value(a)	$673,891,944
Dividends receivable	12,271
Receivable for shares sold	1,165,516
Total Assets	675,069,731

LIABILITIES:
Payable for investments purchased	1,165,518
Payable to adviser	74,022
Payable for collateral upon return of securities loaned	110,885,830
Total Liabilities	112,125,370
NET ASSETS	$562,944,361

NET ASSETS CONSIST OF:
Paid-in capital	$466,034,530
Total distributable earnings/(accumulated losses)	96,909,831
NET ASSETS	$562,944,361

INVESTMENTS, AT COST	$572,966,561

PRICING OF SHARES
Net Assets	$562,944,361
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	12,075,000
Net Asset Value, offering and redemption price per share	$46.62

(a)	Includes $122,011,872 of securities on loan.

See Notes to Financial Statements and Financial Highlights.

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ALPS Equal Sector Weight ETF

Statement of Operations	For the Year Ended November 30, 2025

INVESTMENT INCOME:
Dividend Income	$9,601,608
Securities lending income	49,778
Total investment income	9,651,386

EXPENSES:
Investment adviser fees	1,842,307
Total Expenses before waiver/reimbursement	1,842,307
Less fee waiver/reimbursement by investment adviser	(1,010,407)
Net expenses	831,900
NET INVESTMENT INCOME	8,819,486

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments (a)	24,253,268
Net change in unrealized appreciation/(depreciation) on investments	9,260,306
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	33,513,574
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,333,060

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements and Financial Highlights).

See Notes to Financial Statements and Financial Highlights.

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ALPS Equal Sector Weight ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment income	$8,819,486	$6,466,608
Net realized gain	24,253,268	11,379,895
Net change in unrealized appreciation	9,260,306	72,485,686
Net increase in net assets resulting from operations	42,333,060	90,332,189

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(8,819,486)	(6,466,608)
From tax return of capital	(78,990)	(84,306)
Total distributions	(8,898,476)	(6,550,914)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	194,559,771	76,338,816
Cost of shares redeemed	(87,965,653)	(61,468,556)
Net increase from capital share transactions	106,594,118	14,870,260
Net increase in net assets	140,028,702	98,651,535

NET ASSETS:
Beginning of year	422,915,659	324,264,124
End of year	$562,944,361	$422,915,659

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,175,000	3,075,000
Shares sold	2,950,000	650,000
Shares redeemed	(1,900,000)	(550,000)
Stock split (Note 1)	7,850,000	–
Shares outstanding, end of year	12,075,000	3,175,000

See Notes to Financial Statements and Financial Highlights.

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ALPS Equal Sector Weight ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025(a)	For the Year Ended November 30, 2024(a)	For the Year Ended November 30, 2023(a)	For the Year Ended November 30, 2022(a)	For the Year Ended November 30, 2021(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$44.40	$35.15	$33.79	$34.65	$28.06

INCOME FROM OPERATIONS:
Net investment income(b)	0.77	0.72	0.71	0.63	0.59
Net realized and unrealized gain/(loss)	3.02	9.26	1.40	(0.85)	6.60
Total from investment operations	3.79	9.98	2.11	(0.22)	7.19

DISTRIBUTIONS:
From net investment income	(1.56)	(0.72)	(0.74)	(0.64)	(0.59)
From tax return of capital	(0.01)	(0.01)	(0.01)	–	(0.01)
Total distributions	(1.57)	(0.73)	(0.75)	(0.64)	(0.60)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.22	9.25	1.36	(0.86)	6.59
NET ASSET VALUE, END OF PERIOD	$46.62	$44.40	$35.15	$33.79	$34.65
TOTAL RETURN(c)	6.91%	28.68%	6.43%	(0.59)%	25.89%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$562,944	$422,916	$324,264	$342,099	$207,896

Ratio of expenses excluding waiver/reimbursement to average net assets	0.37%	0.37%	0.37%	0.37%	0.37%
Ratio of expenses including waiver/reimbursement to average net assets	0.17%	0.16%	0.16%	0.16%	0.15%
Ratio of net investment income excluding waiver/reimbursement to average net assets	1.57%	1.61%	1.91%	1.68%	1.59%
Ratio of net investment income including waiver/reimbursement to average net assets	1.77%	1.82%	2.12%	1.89%	1.81%
Portfolio turnover rate(d)	10%	7%	14%	12%	8%

(a)	On April 1, 2025, the ALPS Equal Sector Weight ETF underwent a three-for-one stock split. The share activity presented here has been retroactively adjusted to reflect this split. See Note 1.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

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ALPS Equal Sector Weight ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2025, the Trust consisted of twenty-four separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Equal Sector Weight ETF (the “Fund”). The investment objective of the Fund is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE® Equal Sector Weight Index (the “Underlying Index”). The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc (the “NYSE Arca”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

The Trust’s Board of Trustees (“the Board”) authorized a three-for-one stock split of the Fund that was effective at the market open on April 1, 2025. The impact of the stock split was to increase the number of shares outstanding by a factor of three, while decreasing the NAV of shares outstanding by a factor of three, resulting in no effect to the net assets of the Fund. The financial statements of the Fund have been adjusted to reflect the stock split.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. The Fund’s Treasurer is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (“the Adviser”) as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

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ALPS Equal Sector Weight ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Exchange Traded Funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2025:

ALPS Equal Sector Weight ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds*	$562,904,049	$–	$–	$562,904,049
Short Term Investments	110,987,895	–	–	110,987,895
Total	$673,891,944	$–	$–	$673,891,944

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2025.

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ALPS Equal Sector Weight ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2025, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
ALPS Equal Sector Weight ETF	$21,770,091	$(21,770,091)

The tax character of the distributions paid during the fiscal years ended November 30, 2025 and November 30, 2024 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2025
ALPS Equal Sector Weight ETF	$8,819,486	$–	$78,990

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
ALPS Equal Sector Weight ETF	$6,466,608	$–	$84,306

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

As of November 30, 2025, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Equal Sector Weight ETF	$–	$3,121,235

The Fund used capital loss carryovers during the year ended November 30, 2025, in the amount of $2,686,100.

As of November 30, 2025, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

ALPS Equal Sector Weight ETF
Accumulated net realized loss on investments	$(3,121,235)
Net unrealized appreciation on investments	100,031,066
Total	$96,909,831

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ALPS Equal Sector Weight ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

As of November 30, 2025, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Equal Sector Weight ETF
Gross appreciation (excess of value over tax cost)	$101,134,938
Gross depreciation (excess of tax cost over value)	(1,103,872)
Net unrealized appreciation/(depreciation)	$100,031,066
Cost of investments for income tax purposes	$573,860,878

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2025:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Equal Sector Weight ETF	$122,011,872	$110,885,830	$13,911,199	$124,797,029

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

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ALPS Equal Sector Weight ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2025:

ALPS Equal Sector Weight ETF	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
ETFs	$110,885,830	$—	$—	$—	$110,885,830
Total Borrowings					110,885,830
Gross amount of recognized liabilities for securities lending (collateral received)					$110,885,830

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive 0.18% of its annual unitary fee payable by the Fund until at least March 31, 2026. The waiver may only be terminated by the Fund's Board of Trustees prior to such date.

ALPS Portfolio Solutions Distributor, Inc. (“APSD”) is both the distributor for the Fund as well as the Select Sector SPDR exchange traded funds (“Underlying Sector ETFs”) that the Fund invests in. As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will reimburse the Fund an amount equal to the distribution fee received by APSD from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as APSD acts as the distributor to the Fund and the Underlying Sector ETFs. Such reimbursement is generally expected to be approximately 0.02% - 0.03% annually.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Effective April 1, 2025, each Trustee receives (1) a quarterly retainer of $27,500, (2) a per meeting fee of $16,500, (3) $4,000 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $7,000, the Chairman of the Audit Committee receives a quarterly retainer of $4,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,500, each in connection with their respective roles. Prior to April 1, 2025, each Trustee received (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

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ALPS Equal Sector Weight ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2025, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$49,917,513	$50,039,194

For the year ended November 30, 2025, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$194,552,770	$87,960,402

For the year ended November 30, 2025, the ALPS Equal Sector Weight ETF had in-kind net realized gain of $22,023,090.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, bank failures, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, extreme weather or geological events, natural or man-made disasters or events, country instability, and infectious disease epidemics or pandemics.

7. RECENT ACCOUNTING PRONOUNCEMENT

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments that should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Effective December 1, 2025, APSD is no longer the distributor for the Underlying Sector ETFs and the Adviser will no longer be reimbursing the Fund for fees received by APSD for services provided to the Underlying Sector ETFs.

11 | alpsfunds.com

ALPS Equal Sector Weight ETF

Report of Independent Registered Public Accounting Firm	November 30, 2025

To the Shareholders of ALPS Equal Sector Weight ETF

and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Equal Sector Weight ETF (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended November 30, 2022, and prior, prior to the reflection of the stock split as described in Note 1, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

We also have audited the adjustments to the financial highlights of the Fund for the years ended November 30, 2022, and 2021, to reflect the stock split, as described in Note 1. In our opinion, such adjustments are appropriate and have been properly applied. We were not engaged to audit, review, or apply any procedures to the November 30, 2022 and 2021 financial highlights of the Fund, other than with respect to the adjustments and, accordingly, we do not express an opinion or any other form of assurance on the November 30, 2022 and 2021 financial highlights taken as a whole.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian and broker; when replies were not received from the broker, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2026

12 | alpsfunds.com

ALPS Equal Sector Weight ETF

Additional Information	November 30, 2025 (Unaudited)

TAX INFORMATION

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2024:

	Qualified Dividend Income	Dividend Received Deduction	199A Dividends
ALPS Equal Sector Weight ETF	85.80%	83.72%	8.09%

In early 2025, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2024 via Form 1099. The Fund will notify shareholders in early 2026 of amounts paid to them by the Fund, if any, during the calendar year 2025.

LICENSING AGREEMENT

ICE Data Indices, LLC (the “Index Provider”) is not affiliated with the Fund or the Adviser. The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The only relationship that the Index Provider has with the Fund, the Adviser or Distributor of the Fund in connection with the Fund is that the Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. The Index Provider has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. The Index Provider has no obligation or liability in connection with the administration or trading of the Fund.

NYSE® Equal Sector Weight Index is a service mark of ICE Data Indices, LLC or its affiliates (“ICE Data”) and has been licensed for use by the Adviser in connection with the Fund. Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by ICE Data. ICE Data makes no representations or warranties regarding the Adviser or the Fund or the ability of the NYSE® Equal Sector Weight Index to track general stock market performance.

ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE® EQUAL SECTOR WEIGHT INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

13 | alpsfunds.com

ALPS Equal Sector Weight ETF

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

14 | alpsfunds.com

ALPS Equal Sector Weight ETF

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

15 | alpsfunds.com

ALPS Equal Sector Weight ETF

Remuneration Paid to Directors, Officers,	November 30, 2025 (Unaudited)
and Others for Open-End Management Investment Companies

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2025:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee (1)	$40,000	—	$40,000
Edmund J. Burke, Trustee	179,500	—	179,500
Jeremy W. Deems, Trustee	184,500	—	184,500
Rick A. Pederson, Trustee	194,500	—	194,500
Joseph F. Keenan, Trustee	170,500	—	170,500
Susan K. Wold, Trustee	170,500	—	170,500
Laton Spahr, President and Trustee*	—	—
Total	$939,500	$—	$939,500

(1)	Effective December 31, 2024, Ms. Anstine retired as Trustee of the Trust.
*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

Pursuant to the Fund's unitary fee arrangement, the Fund does not pay any Trustee fees. The Trustee fees are paid by the Adviser.

16 | alpsfunds.com

ALPS Equal Sector Weight ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2025 (Unaudited)

At its meetings held on June 4, 2025 and June 18, 2025, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Equal Sector Weight ETF (“EQL” or the “Fund”). In evaluating the renewal of the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board, including the Independent Trustees, reviewed information on the performance of the Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable. The Board, including the Independent Trustees, also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided. The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the following:

(i)	EQL

The gross management fee rate for EQL is higher than the median of its FUSE expense group. EQL’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of EQL and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to EQL.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

17 | alpsfunds.com

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETF.

SS&C | ALPS ADVISORS

alpsfunds.com | 1-866-759-5679

SS&C | ALPS ADVISORS

FINANCIAL STATEMENTS & OTHER INFORMATION

Annual Report

November 30, 2025

ALPS Intermediate Municipal Bond ETF

(NYSE ARCA: MNBD)

An ALPS Advisors Solution

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments	1
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements and Financial Highlights	10
Report of Independent Registered Public Accounting Firm	15
Additional Information	16
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	17
Proxy Disclosures for Open-End Management Investment Companies	18
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	19
Statement Regarding Basis for Approval of Investment Advisory Contract	20

alpsfunds.com | 1-866-759-5679

ALPS Intermediate Municipal Bond ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value
GOVERNMENT BONDS (2.26%)
United States Treasury Bill
3.96%, 12/23/2025	$970,000	$967,692
Total		967,692

TOTAL GOVERNMENT BONDS
(Cost $967,710)		967,692

Security Description	Principal Amount	Value
MUNICIPAL BONDS (97.83%)
General Obligation Limited (1.18%)
Pennsylvania (1.18%)
School District of Philadelphia
5.00%, 09/01/2034	500,000	505,064
Total Pennsylvania		505,064

Total General Obligation Limited		505,064

General Obligation Unlimited (15.33%)
California (5.13%)
Allan Hancock Joint Community College District
0.00%, 08/01/2042(a)	350,000	309,966
Antelope Valley Community College District
5.00%, 08/01/2036(b)	295,000	341,199
Chino Valley Unified School District
0.00%, 08/01/2035(a)	245,000	172,678
Fremont Unified School District/Alameda County CA
5.00%, 08/01/2036(b)	150,000	176,230
Lake Tahoe Unified School District
0.00%, 08/01/2045(a)	150,000	129,742
Mt San Antonio Community College District
0.00%, 08/01/2043(a)	365,000	370,830
San Mateo County Community College District
0.00%, 09/01/2035(a)	110,000	82,341
San Mateo Union High School District
0.00%, 09/01/2041(a)	570,000	619,502
Total California		2,202,488

Minnesota (2.12%)
Morris Area Schools Independent School District No 2769
0.00%, 02/01/2033(a)	750,000	599,853
St Cloud Independent School District No 742
0.00%, 02/01/2038(a)	500,000	306,284
Total Minnesota		906,137
Security Description	Principal Amount	Value
General Obligation Unlimited (continued)
Oregon (4.31%)
Clackamas & Washington Counties School District No 3
0.00%, 06/15/2036(a)	$600,000	$390,948
Multnomah County School District No 40
0.00%, 06/15/2043(a)	1,000,000	435,996
Oregon Coast Community College District
5.00%, 06/15/2040	400,000	447,693
Washington & Multnomah Counties School District No 48J Beaverton
0.00%, 06/15/2034(a)	200,000	141,917
0.00%, 06/15/2041(a)	150,000	75,219
0.00%, 06/15/2042(a)	750,000	352,125
Total Oregon		1,843,898

Texas (2.69%)
Cedar Hill Independent School District
5.00%, 02/15/2037	200,000	226,948
Fort Bend Independent School District
0.72%, 08/01/2051	65,000	63,713
4.00%, 08/01/2054	150,000	152,746
3.80%, 08/01/2055	300,000	306,574
North East Independent School District
3.75%, 08/01/2049	395,000	399,679
Total Texas		1,149,660

Washington (1.08%)
Washington Clackamas & Yamhill Counties School District No 88J
0.00%, 06/15/2037(a)	150,000	90,333
0.00%, 06/15/2039(a)	255,000	139,273
0.00%, 06/15/2040(a)	200,000	105,969
0.00%, 06/15/2041(a)	250,000	123,574
Total Washington		459,149

Total General Obligation Unlimited		6,561,332

Revenue Bonds (81.32%)
Alabama (5.07%)
Black Belt Energy Gas District
7D US MUNI + 0.65%, 04/01/2053(c)	100,000	98,781
Energy Southeast A Cooperative District
5.00%, 09/01/2033	350,000	363,155
Industrial Development Board of the City of Mobile Alabama
3.92%, 06/01/2034	65,000	65,253

18 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value
Revenue Bonds (continued)
Southeast Energy Authority A Cooperative District
5.00%, 10/01/2030	$1,000,000	$1,076,768
5.00%, 09/01/2035	190,000	208,400
5.25%, 03/01/2055	170,000	180,382
5.00%, 10/01/2055	160,000	174,461
Total Alabama		2,167,200

Arizona (3.64%)
Maricopa County & Phoenix Industrial Development Authorities
6.00%, 09/01/2056	300,000	334,440
Salt Verde Financial Corp.
5.00%, 12/01/2032	675,000	735,142
5.00%, 12/01/2037	450,000	488,754
Total Arizona		1,558,336

California (6.51%)
California Community Choice Financing Authority
7D US MUNI + 0.45%, 02/01/2052(c)	210,000	198,171
City of Los Angeles Department of Airports
5.00%, 05/15/2033	405,000	459,397
Long Beach Bond Finance Authority
3M US SOFR + 1.45%, 11/15/2027(c)	430,000	435,172
Los Angeles Department of Water & Power
5.00%, 07/01/2032	225,000	230,209
5.00%, 07/01/2035	175,000	202,969
Modesto Irrigation District
3M US SOFR + 0.63%, 09/01/2037(c)	615,000	590,059
Northern California Energy Authority
5.00%, 12/01/2054	300,000	322,818
Northern California Gas Authority No 1
3M US SOFR + 0.72%, 07/01/2027(c)	125,000	125,225
San Diego County Regional Airport Authority
5.00%, 07/01/2034	105,000	120,225
San Francisco City & County Airport Comm-San Francisco International Airport
5.00%, 05/01/2037	100,000	111,017
Total California		2,795,262
Security Description	Principal Amount	Value
Revenue Bonds (continued)
Colorado (3.26%)
City & County of Denver Co. Airport System Revenue
5.25%, 11/15/2035	$250,000	$283,068
5.75%, 11/15/2036	250,000	305,250
Colorado Health Facilities Authority
5.00%, 05/15/2036	155,000	171,735
5.00%, 11/15/2039	75,000	80,753
4.00%, 11/15/2043	100,000	94,120
E-470 Public Highway Authority
0.00%, 09/01/2035(a)	300,000	186,136
0.00%, 09/01/2037(a)	500,000	279,830
Total Colorado		1,400,892

Connecticut (0.95%)
Connecticut Housing Finance Authority
4.00%, 11/15/2047	90,000	90,221
6.00%, 11/15/2054	285,000	315,061
Total Connecticut		405,282

District of Columbia (1.10%)
District of Columbia
5.00%, 07/15/2040	200,000	200,315
Metropolitan Washington Airports Authority Aviation Revenue
5.00%, 10/01/2037	250,000	271,086
Total District of Columbia		471,401

Florida (4.23%)
City Of South Miami Health Facilities Authority, Inc.
5.00%, 08/15/2042	350,000	355,784
County of Broward FL Airport System Revenue
5.00%, 10/01/2031	200,000	214,089
County of Miami-Dade FL Aviation Revenue
5.00%, 10/01/2036	250,000	275,834
Florida Housing Finance Corp.
5.50%, 01/01/2054	125,000	130,370
Greater Orlando Aviation Authority
5.00%, 10/01/2033	300,000	317,461
5.00%, 10/01/2037	300,000	332,577
5.25%, 10/01/2044	175,000	186,350
Total Florida		1,812,465

Georgia (1.15%)
Main Street Natural Gas, Inc.
5.00%, 12/01/2053	300,000	321,915
5.00%, 04/01/2054	160,000	172,775
Total Georgia		494,690

19 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value
Revenue Bonds (continued)
Illinois (2.50%)
Illinois Finance Authority
5.00%, 08/15/2035	$225,000	$243,852
5.00%, 02/15/2036	400,000	408,091
5.00%, 02/15/2036	50,000	51,011
4.00%, 07/15/2047	200,000	181,329
Illinois Housing Development Authority
6.25%, 04/01/2054	170,000	184,598
Total Illinois		1,068,881

Kansas (1.04%)
State of Kansas Department of Transportation
5.00%, 09/01/2033	385,000	446,799
Total Kansas		446,799

Kentucky (1.79%)
County of Trimble KY
4.70%, 06/01/2054	300,000	302,327
Kentucky Public Energy Authority
1D US SOFR + 1.20%, 08/01/2052(c)	460,000	462,825
Total Kentucky		765,152

Louisiana (0.15%)
Louisiana Public Facilities Authority
3M US SOFR + 0.70%, 02/15/2036(c)	65,000	63,564
Total Louisiana		63,564

Massachusetts (0.51%)
Massachusetts Development Finance Agency
4.00%, 07/01/2041	125,000	124,146
Massachusetts Housing Finance Agency
3.00%, 12/01/2050	95,000	93,862
Total Massachusetts		218,008

Michigan (1.11%)
Gerald R Ford International Airport Authority
5.00%, 01/01/2046	100,000	102,798
Michigan Finance Authority
4.00%, 04/15/2042	100,000	99,060
7D US MUNI + 0.75%, 04/15/2047(c)	275,000	274,287
Total Michigan		476,145
Security Description	Principal Amount	Value
Revenue Bonds (continued)
Minnesota (1.69%)
Minnesota Housing Finance Agency
2.47%, 01/01/2050	$199,597	$166,639
3.50%, 07/01/2050	560,000	557,975
Total Minnesota		724,614

Missouri (0.74%)
Missouri Housing Development Commission
4.00%, 05/01/2050	150,000	150,716
6.00%, 05/01/2055	150,000	166,186
Total Missouri		316,902

Nebraska (2.61%)
Central Plains Energy Project
5.00%, 05/01/2053	165,000	173,645
Nebraska Investment Finance Authority
3.50%, 09/01/2046	80,000	79,829
3.00%, 09/01/2050	305,000	300,620
6.25%, 09/01/2055	500,000	558,172
Total Nebraska		1,112,266

Nevada (0.88%)
County of Clark NV
3.75%, 01/01/2036	275,000	275,411
County of Washoe NV
4.13%, 03/01/2036	100,000	102,273
Total Nevada		377,684

New Jersey (1.75%)
New Jersey Transportation Trust Fund Authority
0.00%, 12/15/2034(a)	200,000	147,660
5.25%, 06/15/2041	300,000	333,582
5.00%, 06/15/2042	250,000	270,575
Total New Jersey		751,817

New Mexico (1.63%)
City of Farmington NM
1.80%, 04/01/2029	180,000	170,055
New Mexico Mortgage Finance Authority
5.25%, 03/01/2053	220,000	231,188
6.00%, 03/01/2055	270,000	296,908
Total New Mexico		698,151

New York (9.48%)
Metropolitan Transportation Authority
1D US SOFR + 0.43%, 11/01/2026(c)	15,000	14,991
1D US SOFR + 0.80%, 11/01/2032(c)	460,000	460,067

20 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value
Revenue Bonds (continued)
New York City Municipal Water Finance Authority
4.00%, 06/15/2045	$100,000	$95,321
New York City Transitional Finance Authority Future Tax Secured Revenue
5.00%, 05/01/2038	100,000	112,893
5.00%, 05/01/2040	115,000	126,555
5.00%, 05/01/2042	300,000	325,031
5.00%, 05/01/2042	100,000	108,344
New York State Dormitory Authority
4.00%, 07/01/2038	100,000	103,233
5.00%, 03/15/2045	200,000	212,660
New York State Housing Finance Agency
3.60%, 11/01/2044	200,000	203,799
3.95%, 11/01/2050	175,000	177,993
New York State Thruway Authority
5.00%, 03/15/2042	100,000	107,114
Port Authority of New York & New Jersey
5.00%, 11/01/2030	1,100,000	1,173,078
Triborough Bridge & Tunnel Authority
1D US SOFR + 1.05%, 04/01/2026(c)	250,000	250,098
0.00%, 11/15/2039(a)	1,000,000	580,202
Total New York		4,051,379

North Carolina (3.45%)
North Carolina Housing Finance Agency
6.25%, 01/01/2055	715,000	771,333
University of North Carolina at Chapel Hill
1D US SOFR + 1.05%, 12/01/2041(c)	700,000	701,870
Total North Carolina		1,473,203

North Dakota (1.21%)
North Dakota Housing Finance Agency
4.25%, 01/01/2049	245,000	246,152
5.75%, 07/01/2053	260,000	274,559
Total North Dakota		520,711

Ohio (1.86%)
Lancaster Port Authority
5.00%, 02/01/2055	390,000	416,697
Ohio Housing Finance Agency
6.50%, 03/01/2056	335,000	382,345
Total Ohio		799,042
Security Description	Principal Amount	Value
Revenue Bonds (continued)
Oklahoma (0.92%)
Oklahoma Housing Finance Agency
5.00%, 03/01/2052	$380,000	$391,829
Total Oklahoma		391,829

Oregon (1.24%)
Port of Portland OR Airport Revenue
5.00%, 07/01/2036	200,000	221,038
4.00%, 07/01/2038	305,000	306,142
Total Oregon		527,180

Pennsylvania (2.68%)
Butler County General Authority
3M US SOFR + 0.70%, 10/01/2034(c)	350,000	338,214
Pennsylvania Turnpike Commission
0.00%, 12/01/2037(a)	790,000	804,131
Total Pennsylvania		1,142,345

South Carolina (2.59%)
South Carolina State Housing Finance & Development Authority
5.75%, 01/01/2054	140,000	150,894
6.00%, 01/01/2054	875,000	956,015
Total South Carolina		1,106,909

South Dakota (0.31%)
South Dakota Housing Development Authority
6.00%, 05/01/2054	125,000	133,000
Total South Dakota		133,000

Tennessee (0.81%)
New Memphis Arena Public Building Authority
0.00%, 04/01/2030(a)	350,000	347,492
Total Tennessee		347,492

Texas (6.23%)
City of Austin TX Airport System Revenue
5.00%, 11/15/2036	200,000	216,883
City of Houston TX Airport System Revenue
5.00%, 07/01/2036	135,000	147,784
5.25%, 07/01/2048	400,000	417,240
North Texas Tollway Authority
0.00%, 01/01/2038(a)	100,000	64,032
21 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value
Revenue Bonds (continued)
Texas Department of Housing & Community Affairs
2.15%, 07/01/2037	$215,000	$176,454
4.30%, 09/01/2038	100,000	102,893
3.50%, 07/01/2052	385,000	383,008
Texas Municipal Gas Acquisition & Supply Corp. V
5.00%, 01/01/2055	320,000	353,081
Texas Municipal Gas Acquisition and Supply Corp. I
3M US SOFR + 0.70%, 12/15/2026(c)	330,000	330,791
6.25%, 12/15/2026	25,000	25,461
Texas Municipal Gas Acquisition and Supply Corp. II
3M US SOFR + 1.06%, 09/15/2027(c)	235,000	235,549
3M US SOFR + 0.86%, 09/15/2027(c)	120,000	120,086
Texas Water Development Board
4.00%, 10/15/2043	100,000	97,568
Total Texas		2,670,830

Virginia (2.93%)
City of Norfolk VA Water Revenue
5.00%, 11/01/2033	300,000	350,646
FHLMC Multifamily VRD Certificates
4.50%, 06/25/2042	319,836	328,171
Freddie Mac Multifamily ML Certificates
4.69%, 10/25/2040	148,278	153,983
Virginia Housing Development Authority
3.13%, 07/01/2056	425,000	425,007
Total Virginia		1,257,807

Washington (1.00%)
County of King WA Sewer Revenue
7D US MUNI + 0.23%, 01/01/2040(c)	115,000	114,009
Port of Seattle WA
5.00%, 04/01/2037	300,000	313,716
Total Washington		427,725

Wisconsin (1.49%)
Public Finance Authority
3.70%, 10/01/2046	455,000	464,795
Wisconsin Health & Educational Facilities Authority
4.00%, 11/15/2043	180,000	171,333
Total Wisconsin		636,128
Security Description	Principal Amount	Value
Revenue Bonds (continued)
Wyoming (2.81%)
Wyoming Community Development Authority
3.50%, 06/01/2052	$815,000	$811,095
6.25%, 12/01/2055	350,000	391,046
Total Wyoming		1,202,141

Total Revenue Bonds		34,813,232

TOTAL MUNICIPAL BONDS
(Cost $40,799,965)		41,879,628

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.23%)
Money Market Fund
State Street Institutional US Government Money Market Fund (Premier Class)	3.935%	100,540	100,540

TOTAL SHORT TERM INVESTMENTS
(Cost $100,540)			100,540

TOTAL INVESTMENTS (100.32%)
(Cost $41,868,215)			$42,947,860
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.32%)			(135,446)
NET ASSETS - 100.00%			$42,812,414

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

1D US SOFR - 1 Day SOFR as of November 30, 2025 was 4.12%

7D US MUNI- SIFMA Municipal Swap Index Yield as of November 30, 2025 was 2.73%

3M US SOFR - 3 Month SOFR as of November 30, 2025 was 4.19%

(a)	Zero coupon bond.
(b)	Represents a security purchased on a when-issued basis.
(c)	Floating or variable rate security. Interest rate resets periodically on specific dates. The rate shown represents the coupon or interest rate in effect as of November 30, 2025. Security description includes the reference rate and spread if published and available.

See Notes to Financial Statements and Financial Highlights.

22 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Statement of Assets and Liabilities	November 30, 2025

ASSETS:
Investments, at value	$42,947,860
Interest receivable	380,127
Total Assets	43,327,987

LIABILITIES:
Payable for investments purchased	498,129
Payable to adviser	17,444
Total Liabilities	515,573
NET ASSETS	$42,812,414

NET ASSETS CONSIST OF:
Paid-in capital	$41,708,127
Total distributable earnings/(accumulated losses)	1,104,287
NET ASSETS	$42,812,414

INVESTMENTS, AT COST	$41,868,215

PRICING OF SHARES
Net Assets	$42,812,414
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,650,002
Net Asset Value, offering and redemption price per share	$25.95

See Notes to Financial Statements and Financial Highlights.

23 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Statement of Operations	For the Year Ended November 30, 2025

INVESTMENT INCOME:
Interest	$1,436,690
Dividend Income	5,434
Total investment income	1,442,124

EXPENSES:
Investment adviser fees	188,688
Net expenses	188,688
NET INVESTMENT INCOME	1,253,436

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments	27,814
Net change in unrealized appreciation on investments	407,694
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	435,508
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,688,944

See Notes to Financial Statements and Financial Highlights.

24 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment income	$1,253,436	$1,118,723
Net realized gain	27,814	137,317
Net change in unrealized appreciation	407,694	484,514
Net increase in net assets resulting from operations	1,688,944	1,740,554

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,395,951)	(1,187,091)
Total distributions	(1,395,951)	(1,187,091)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	7,623,403	3,207,954
Net increase from capital share transactions	7,623,403	3,207,954
Net increase in net assets	7,916,396	3,761,417

NET ASSETS:
Beginning of year	34,896,018	31,134,601
End of year	$42,812,414	$34,896,018

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,350,002	1,225,002
Shares sold	300,000	125,000
Shares outstanding, end of year	1,650,002	1,350,002

See Notes to Financial Statements and Financial Highlights.

25 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025		For the Year Ended November 30, 2024		For the Year Ended November 30, 2023		For the Period May 19, 2022 (Commencement of Operations) to November 30, 2022
NET ASSET VALUE, BEGINNING OF PERIOD	$25.85		$25.42		$25.24		$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.85		0.88		0.85		0.36
Net realized and unrealized gain	0.20		0.49		0.34		0.23
Total from investment operations	1.05		1.37		1.19		0.59

DISTRIBUTIONS:
From net investment income	(0.85)		(0.88)		(1.01)		(0.35)
From net realized gains	(0.10)		(0.06)		–		–
Total distributions	(0.95)		(0.94)		(1.01)		(0.35)

NET INCREASE IN NET ASSET VALUE	0.10		0.43		0.18		0.24
NET ASSET VALUE, END OF PERIOD	$25.95		$25.85		$25.42		$25.24
TOTAL RETURN(b)	4.18%		5.46%		4.85%		2.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$42,812		$34,896		$31,135		$30,919

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.50%		0.50%		0.50%		0.50	%(c)
Ratio of net investment income to average net assets	3.32%		3.43%		3.28%		2.67	%(c)
Portfolio turnover rate(d)	98	%(e)	98	%(e)	129	%(e)	75%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(e)	The portfolio turnover rate excluding variable rate demand notes was 32% during the year ended November 30, 2025, 27% during the year ended November 30, 2024, and 50% during the year ended November 30, 2023.

See Notes to Financial Statements and Financial Highlights.

26 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2025, the Trust consisted of twenty-four separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Intermediate Municipal Bond ETF (the “Fund”). The investment objective of the Fund is to protect investor’s capital and generate attractive risk-adjusted returns. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. The Fund’s Treasurer is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The market price for debt securities is generally the evaluated price supplied by an independent third-party pricing service approved by the Board, which references a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees designated ALPS Advisors, Inc. (the “Adviser”) as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determinations relating to all Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

27 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For municipal bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.
28 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2025:

ALPS Intermediate Municipal Bond ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds*	$–	$967,692	$–	$967,692
Municipal Bonds*	–	41,879,628	–	41,879,628
Short Term Investments	100,540	–	–	100,540
Total	$100,540	$42,847,320	$–	$42,947,860

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2025.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the fiscal year ended November 30, 2024, there were no reclassifications between Paid-in-Capital and Total Distributable Earnings.

The tax character of the distributions paid during the fiscal year ended November 30, 2025 and fiscal year ended November 30, 2024 was as follows:

Fund	Ordinary Income	Tax-Exempt Income	Short-Term Capital Gain	Long-Term Capital Gain	Return of Capital
November 30, 2025
ALPS Intermediate Municipal Bond ETF	$171,048	$1,106,454	$–	$118,449	$–

Fund	Ordinary Income	Tax-Exempt Income	Short-Term Capital Gain	Long-Term Capital Gain	Return of Capital
November 30, 2024
ALPS Intermediate Municipal Bond ETF	$253,915	$933,176	$–	$–	$–

The character of distributions made during the period may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2025, the Fund did not have any amounts available to carry forward to the next tax year.

As of November 30, 2025, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Tax-Exempt Undistributed Income	Accumulated Net Realized Gain/(Loss) on Investments	Net Unrealized Appreciation/(Depreciation) on Investments	Total
ALPS Intermediate Municipal Bond ETF	$662	$2,887	$21,226	$1,079,512	$1,104,287

29 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

As of November 30, 2025, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Intermediate Municipal Bond ETF
Gross appreciation (excess of value over tax cost)	$1,127,098
Gross depreciation (excess of tax cost over value)	(47,586)
Net unrealized appreciation/(depreciation)	$1,079,512
Cost of investments for income tax purposes	$41,868,348

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

G. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the fiscal year ended November 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

Brown Brothers Harriman & Co. (the “Sub-Adviser”) serves as the Fund’s sub-adviser pursuant to a sub-advisory agreement with the Trust (the ’’Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of 0.25% of the Fund’s average daily net assets. ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Effective April 1, 2025, each Trustee receives (1) a quarterly retainer of $27,500, (2) a per meeting fee of $16,500, (3) $4,000 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $7,000, the Chairman of the Audit Committee receives a quarterly retainer of $4,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,500, each in connection with their respective roles. Prior to April 1, 2025, each Trustee received (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

30 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2025, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Intermediate Municipal Bond ETF	$45,056,182	$38,162,542

For the year ended November 30, 2025, there were no in-kind transactions or realized gain/(loss) on in-kind transactions.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, bank failures, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, extreme weather or geological events, natural or man-made disasters or events, country instability, and infectious disease epidemics or pandemics.

7. RECENT ACCOUNTING PRONOUNCEMENT:

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments that should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

31 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS Intermediate Municipal Bond ETF

and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Intermediate Municipal Bond ETF (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year ended November 30, 2022, was audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2026

32 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Additional Information	November 30, 2025 (Unaudited)

TAX INFORMATION

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2025:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Intermediate Municipal Bond ETF	0%	0%

In early 2025, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2024 via Form 1099. The Funds will notify shareholders in early 2026 of amounts paid to them by the Funds, if any, during the calendar year 2025.

33 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

34 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

35 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	November 30, 2025 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2025:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee (1)	$40,000	$—	$40,000
Edmund J. Burke, Trustee	179,500	—	179,500
Jeremy W. Deems, Trustee	184,500	—	184,500
Rick A. Pederson, Trustee	194,500	—	194,500
Joseph F. Keenan, Trustee	170,500	—	170,500
Susan K. Wold, Trustee	170,500	—	170,500
Laton Spahr, President and Trustee*	—	—	—
Total	$939,500	$—	$939,500

(1)	Effective December 31, 2024, Ms. Anstine retired as Trustee of the Trust.
*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

Pursuant to the Fund’s unitary fee arrangement, the Fund does not pay any Trustee fees. The Trustee fees are paid by the Adviser.

36 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2025 (Unaudited)

At its meetings held on June 4, 2025 and June 18, 2025, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of (i) the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Intermediate Municipal Bond ETF (“MNBD” or the “Fund”) and (ii) the Investment Sub-Advisory Agreement between the Trust, AAI and Brown Brothers Harriman & Co. (the “Sub-Adviser” or “BBH”) with respect to the Fund (the “BBH Sub-Advisory Agreement”). In evaluating the renewal of the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the Investment Advisory Agreement, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board, including the Independent Trustees, reviewed information on the performance of the Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable, and against the appropriate FUSE performance universe. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board, including the Independent Trustees, noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to the Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the following:

(i)	MNBD

The gross management fee rate for MNBD is higher than the median of its FUSE expense group. MNBD’s net expense ratio is higher than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of MNBD and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to MNBD.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

37 | alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2025 (Unaudited)

The Board, including the Independent Trustees, discussed the BBH Sub-Advisory Agreement.

In evaluating the BBH Sub-Advisory Agreement, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by BBH with respect to MNBD under the BBH Sub-Advisory Agreement; (ii) the advisory fees and other expenses paid by MNBD compared to those of similar funds managed by other investment advisers; (iii) the profitability to BBH of its sub-advisory relationship with MNBD and the reasonableness of compensation to BBH; (iv) the extent to which economies of scale would be realized if, and as, MNBD’s assets increase, and whether the fee level in the BBH Sub-Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by BBH under the BBH Sub-Advisory Agreement, the Board, including the Independent Trustees considered and reviewed information concerning the services provided under the BBH Sub-Advisory Agreement, MNBD’s performance, financial information regarding BBH, information describing BBH’s current organization and the background and experience of the persons responsible for the day-to-day management of MNBD. Based upon their review, the Board, including the Independent Trustees concluded that BBH was qualified to oversee the portfolio management of BBH and that the services provided by BBH to MNBD are satisfactory. The Board, including the Independent Trustees considered that the contractual sub-advisory fee to be paid to BBH with respect to MNBD was 0.25% of MNBD’s average daily net assets out of a total management fee of 0.50% of MNBD’s average daily net assets.

In reviewing MNBD’s profitability with respect to BBH, the Board, including the Independent Trustees considered the resources involved in managing MNBD.

The Board, including the Independent Trustees also considered other benefits that have been and may be realized by BBH from its relationships with MNBD, known as fall-out benefits.

The Board, including the Independent Trustees considered the extent to which economies of scale may be realized if MNBD’s assets continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. The Board, including the Independent Trustees noted that MNBD commenced operations on May 19, 2022 and has not yet achieved scale in terms of assets. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved with respect to MNBD.

In voting to approve the BBH Sub-Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of the BBH Sub-Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Board, including the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

38 | alpsfunds.com

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETF

SS&C | ALPS ADVISORS

alpsfunds.com | 1-866-759-5679

SS&C | ALPS ADVISORS

FINANCIAL STATEMENTS & OTHER INFORMATION

Annual Report

November 30, 2025

ALPS Clean Energy ETF

(NYSE Arca: ACES)

ALPS Disruptive Technologies ETF

(NYSE Arca: DTEC)

ALPS Electrification Infrastructure ETF

(NASDAQ: ELFY)

ALPS Medical Breakthroughs ETF

(NYSE Arca: SBIO)

An ALPS Advisors Solution

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments
ALPS Clean Energy ETF	1
ALPS Disruptive Technologies ETF	3
ALPS Electrification Infrastructure ETF	5
ALPS Medical Breakthroughs ETF	7
Statements of Assets and Liabilities	9
Statements of Operations	10
Statements of Changes in Net Assets
ALPS Clean Energy ETF	11
ALPS Disruptive Technologies ETF	12
ALPS Electrification Infrastructure ETF	13
ALPS Medical Breakthroughs ETF	14
Financial Highlights	15
Notes to Financial Statements and Financial Highlights	19
Report of Independent Registered Public Accounting Firm	29
Additional Information	30
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	34
Proxy Disclosures for Open-End Management Investment Companies	35
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	36
Statement Regarding Basis for Approval of Investment Advisory Contract	37

alpsfunds.com | 1-866-759-5679

ALPS Clean Energy ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
COMMON STOCKS (93.60%)
Consumer Discretionary (13.53%)
EVgo, Inc.(a)(b)	193,223	$626,043
Lucid Group, Inc.(a)(b)	190,951	2,602,662
Rivian Automotive, Inc.(a)(b)	334,521	5,640,024
Tesla, Inc.(a)	13,567	5,836,116
Total Consumer Discretionary		14,704,845

Consumer Staples (2.33%)
Andersons, Inc.	49,062	2,526,693

Energy (3.39%)
Clean Energy Fuels Corp.(a)	246,948	538,347
Gevo, Inc.(a)	348,389	745,552
Green Plains, Inc.(a)	96,134	993,064
REX American Resources Corp.(a)	43,066	1,420,747
Total Energy		3,697,710

Financials (5.33%)
HA Sustainable Infrastructure Capital, Inc.(b)	168,576	5,792,271

Industrials (33.59%)
Ameresco, Inc., Class A(a)(b)	48,377	1,679,166
American Superconductor Corp.(a)	65,818	2,046,282
Amprius Technologies, Inc.(a)	147,642	1,671,307
Array Technologies, Inc.(a)(b)	227,808	1,710,838
Ballard Power Systems, Inc.(a)(b)	378,145	1,073,932
Eos Energy Enterprises, Inc.(a)(b)	413,357	6,221,023
Fluence Energy, Inc.(a)(b)	97,302	1,911,011
Microvast Holdings, Inc.(a)(b)	268,333	944,532
Nextpower, Inc.(a)	67,752	6,207,439
Plug Power, Inc.(a)(b)	1,741,460	3,500,334
Shoals Technologies Group, Inc., Class A(a)(b)	248,746	2,086,979
Sunrun, Inc.(a)	261,232	5,289,948
Willdan Group, Inc.(a)	21,263	2,145,437
Total Industrials		36,488,228

Information Technology (12.59%)
Enphase Energy, Inc.(a)	119,835	3,457,240
First Solar, Inc.(a)	23,129	6,312,367
Itron, Inc.(a)	39,485	3,910,594
Total Information Technology		13,680,201

Materials (7.34%)
Albemarle Corp.(b)	58,279	7,575,687
Security Description	Shares	Value
Materials (continued)
Aspen Aerogels, Inc.(a)(b)	122,731	$395,194
Total Materials		7,970,881

Utilities (15.50%)
Boralex, Inc., Class A(b)	154,316	2,756,254
Clearway Energy, Inc., Class C(b)	124,152	4,546,447
Northland Power, Inc.(b)	293,094	3,647,289
Ormat Technologies, Inc.	52,174	5,890,966
Total Utilities		16,840,956

TOTAL COMMON STOCKS
(Cost $180,115,617)		101,701,785

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (6.26%)
Utilities (6.26%)
Brookfield Renewable Partners LP	191,087	$5,458,652
XPLR Infrastructure LP(a)	141,826	1,351,602
Total Utilities		6,810,254

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $12,863,915)		6,810,254

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (16.03%)
Money Market Fund (0.07%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $77,760)	3.91%	77,760	$77,760

Investments Purchased with Collateral from Securities Loaned (15.96%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.04%
(Cost $17,340,781)		17,340,781	17,340,781

TOTAL SHORT TERM INVESTMENTS
(Cost $17,418,541)			17,418,541

TOTAL INVESTMENTS (115.89%)
(Cost $210,398,073)			$125,930,580
LIABILITIES IN EXCESS OF OTHER ASSETS (-15.89%)			(17,265,991)
NET ASSETS - 100.00%			$108,664,589
1 | November 30, 2025

ALPS Clean Energy ETF

Schedule of Investments	November 30, 2025

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $30,266,712.

See Notes to Financial Statements and Financial Highlights.

2 | November 30, 2025

ALPS Disruptive Technologies ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
COMMON STOCKS (98.74%)
Communication Services (0.92%)
Netflix, Inc.(a)	7,110	$764,894

Consumer Discretionary (2.99%)
ADT, Inc.	96,808	798,666
Garmin, Ltd.	3,559	695,144
Tesla, Inc.(a)	2,324	999,715
Total Consumer Discretionary		2,493,525

Financials (15.46%)
Adyen NV(a)(b)(c)	538	836,893
American Express Co.	2,605	951,528
Block, Inc.(a)	11,538	770,738
Corpay, Inc.(a)	2,736	809,309
Fidelity National Information Services, Inc.	12,652	832,122
Fiserv, Inc.(a)	6,297	387,077
Global Payments, Inc.	9,881	748,585
GMO Payment Gateway, Inc.	15,105	970,866
Jack Henry & Associates, Inc.	5,289	922,824
LendingTree, Inc.(a)	11,921	679,855
Mastercard, Inc., Class A	1,458	802,673
Moody’s Corp.	1,652	810,769
Pagseguro Digital, Ltd., Class A(d)	90,382	947,203
PayPal Holdings, Inc.	12,768	800,426
S&P Global, Inc.	1,556	776,179
Visa, Inc., Class A	2,495	834,428
Total Financials		12,881,475

Health Care (12.75%)
Align Technology, Inc.(a)	6,301	927,444
Boston Scientific Corp.(a)	8,223	835,292
Dexcom, Inc.(a)	11,226	712,514
Globus Medical, Inc.(a)	14,390	1,310,066
HealthEquity, Inc.(a)	9,266	974,598
Hologic, Inc.(a)	12,877	965,389
Insulet Corp.(a)	2,542	831,717
Intuitive Surgical, Inc.(a)	1,874	1,074,702
PROCEPT BioRobotics Corp.(a)(d)	22,197	703,201
ResMed, Inc.	3,105	794,352
Smith & Nephew PLC, Sponsored ADR(d)	22,182	738,217
Tempus AI, Inc.(a)(d)	9,658	752,648
Total Health Care		10,620,140

Industrials (16.51%)
AeroVironment, Inc.(a)(d)	3,528	985,935
AutoStore Holdings, Ltd.(a)(b)(c)	934,135	1,021,094
Security Description	Shares	Value
Industrials (continued)
Experian PLC	16,503	$725,908
FANUC Corp.	29,985	964,787
Goldwind Science & Technology Co., Ltd., Class H	633,600	994,470
Proto Labs, Inc.(a)	18,939	962,480
RELX PLC, Sponsored ADR(d)	18,460	742,277
Schneider Electric SE	3,193	855,853
Sensata Technologies Holding PLC	26,611	853,415
SS&C Technologies Holdings, Inc.	9,472	814,024
Stratasys, Ltd.(a)	96,664	849,677
Thomson Reuters Corp.(d)	4,926	668,162
TransUnion	9,181	780,844
Verisk Analytics, Inc.	3,216	723,825
Vestas Wind Systems A/S	46,317	1,102,109
Wolters Kluwer NV	6,843	727,328
Total Industrials		13,772,188

Information Technology (46.90%)
Adobe, Inc.(a)	2,447	783,358
Alarm.com Holdings, Inc.(a)	15,176	788,545
Allegro MicroSystems, Inc.(a)(d)	28,562	762,320
Autodesk, Inc.(a)	2,935	890,303
Cadence Design Systems, Inc.(a)	2,685	837,290
Check Point Software Technologies, Ltd.(a)	4,363	814,878
Cognex Corp.	19,099	727,672
Crowdstrike Holdings, Inc., Class A(a)	1,974	1,005,081
CyberArk Software, Ltd.(a)	1,809	829,589
Dassault Systemes SE	29,719	831,419
Datadog, Inc., Class A(a)	6,168	986,941
Dynatrace, Inc.(a)	17,451	777,617
First Solar, Inc.(a)	4,213	1,149,811
Fortinet, Inc.(a)	10,570	857,544
Gen Digital, Inc.	28,854	760,880
Guidewire Software, Inc.(a)	3,386	731,308
Intuit, Inc.	1,300	824,304
Itron, Inc.(a)	7,131	706,254
Keyence Corp.	2,282	776,323
Nebius Group NV(a)(d)	9,559	906,863
Nemetschek SE	7,723	862,532
Okta, Inc.(a)	9,300	747,069
Omron Corp.(d)	32,250	825,632
Open Text Corp.(d)	24,310	817,789
Palo Alto Networks, Inc.(a)	4,321	821,552
PTC, Inc.(a)	4,598	806,627
Qorvo, Inc.(a)	9,809	842,495
3 | November 30, 2025

ALPS Disruptive Technologies ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
Information Technology (continued)
Renishaw PLC	21,716	$997,465
Rubrik, Inc.(a)	11,038	765,154
SailPoint, Inc.(a)	41,095	756,970
Salesforce, Inc.	3,478	801,818
Samsara, Inc., Class A(a)	22,093	840,197
SAP SE, Sponsored ADR	3,316	801,643
SenseTime Group, Inc.(a)(b)(c)	3,162,000	860,999
ServiceNow, Inc.(a)	915	743,355
Silicon Laboratories, Inc.(a)	6,317	805,923
Skyworks Solutions, Inc.	11,449	755,062
Snowflake, Inc., Class A(a)	3,814	958,229
SolarEdge Technologies, Inc.(a)(d)	29,056	1,061,416
SoundHound AI, Inc.(a)	58,761	708,070
Synopsys, Inc.(a)	2,168	906,246
Temenos AG(d)	10,898	988,568
Workday, Inc., Class A(a)	3,793	817,847
Xero, Ltd.(a)	7,906	633,207
Xinyi Solar Holdings, Ltd.(d)	1,902,000	786,632
Zoom Communications, Inc., Class A(a)	10,146	862,004
Zscaler, Inc.(a)	2,984	750,476
Total Information Technology		39,073,277

Real Estate (0.97%)
Equinix, Inc.	1,073	808,302

Utilities (2.24%)
China Longyuan Power Group Corp., Ltd., Class H(d)	832,000	735,219
Enlight Renewable Energy, Ltd.(a)	29,116	1,130,093
Total Utilities		1,865,312

TOTAL COMMON STOCKS
(Cost $72,223,784)		82,279,113

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (1.17%)
Utilities (1.17%)
Brookfield Renewable Partners LP	34,208	$977,197

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $952,916)		977,197
	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (6.57%)
Investments Purchased with Collateral from Securities Loaned (6.57%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.04%		5,472,133	$5,472,133

TOTAL SHORT TERM INVESTMENTS
(Cost $5,472,133)			5,472,133

TOTAL INVESTMENTS (106.48%)
(Cost $78,648,833)			$88,728,443
LIABILITIES IN EXCESS OF OTHER ASSETS (-6.48%)			(5,397,463)
NET ASSETS - 100.00%			$83,330,980

(a)	Non-income producing security.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $2,718,986, representing 3.26% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2025, the market value of those securities was $2,718,986, representing 3.26% of net assets.
(d)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $8,848,586.

See Notes to Financial Statements and Financial Highlights.

4 | November 30, 2025

ALPS Electrification Infrastructure ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
COMMON STOCKS (99.75%)
Energy (13.16%)
Antero Midstream Corp.	64,603	$1,163,500
Cameco Corp.	14,952	1,323,403
Cheniere Energy, Inc.	5,050	1,052,723
DT Midstream, Inc.	11,133	1,352,214
Enbridge, Inc.	24,471	1,193,695
Kinder Morgan, Inc.	43,322	1,183,557
ONEOK, Inc.	16,290	1,186,238
Pembina Pipeline Corp.(a)	30,616	1,193,718
South Bow Corp.(a)	43,169	1,189,738
Targa Resources Corp.	7,225	1,266,615
TC Energy Corp.	22,931	1,254,784
Venture Global, Inc.(a)	86,867	648,028
Williams Cos., Inc.	20,137	1,226,947
Total Energy		15,235,160

Industrials (29.18%)
Acuity, Inc.	3,529	1,293,096
AECOM	9,360	965,297
AMETEK, Inc.	6,218	1,230,480
Bloom Energy Corp., Class A(b)	17,750	1,939,009
Comfort Systems USA, Inc.	1,548	1,512,303
Dycom Industries, Inc.(b)	4,604	1,664,484
Eaton Corp. PLC	3,309	1,144,550
EMCOR Group, Inc.	1,873	1,152,026
Emerson Electric Co.	8,687	1,158,672
Fluor Corp.(b)	28,913	1,241,235
GE Vernova, Inc.	1,887	1,131,766
Generac Holdings, Inc.(b)	6,352	963,154
Hubbell, Inc.	2,649	1,142,858
IES Holdings, Inc.(a)(b)	3,173	1,328,123
Jacobs Solutions, Inc.	8,015	1,080,502
MasTec, Inc.(b)	6,325	1,352,791
Nextpower, Inc.(b)	17,698	1,621,491
nVent Electric PLC	12,480	1,338,730
Primoris Services Corp.	9,742	1,232,948
Quanta Services, Inc.	3,063	1,423,927
Regal Rexnord Corp.	8,239	1,202,812
Rockwell Automation, Inc.	3,416	1,352,258
Sterling Infrastructure, Inc.(b)	3,784	1,302,869
Tetra Tech, Inc.	33,014	1,146,906
Valmont Industries, Inc.	3,072	1,268,644
Vertiv Holdings Co.	8,805	1,582,523
Total Industrials		33,773,454

Information Technology (14.91%)
Amphenol Corp., Class A	10,005	1,409,705
Badger Meter, Inc.	6,595	1,177,471
Belden, Inc.	8,950	1,014,930
Security Description	Shares	Value
Information Technology (continued)
Cognex Corp.	26,573	$1,012,431
Coherent Corp.(b)	11,540	1,895,561
Corning, Inc.	15,837	1,333,475
Enphase Energy, Inc.(b)	32,006	923,373
First Solar, Inc.(b)	5,864	1,600,403
Itron, Inc.(b)	9,911	981,585
Keysight Technologies, Inc.(b)	6,946	1,374,961
Littelfuse, Inc.	4,410	1,129,048
TE Connectivity PLC	5,616	1,270,058
Trimble, Inc.(b)	14,431	1,174,972
Zebra Technologies Corp.(b)	3,785	956,659
Total Information Technology		17,254,632

Materials (3.05%)
Freeport-McMoRan, Inc.	26,008	1,117,824
MP Materials Corp.(a)(b)	18,949	1,173,890
Teck Resources, Ltd., Class B	28,669	1,229,613
Total Materials		3,521,327

Utilities (39.45%)
AES Corp.	92,957	1,306,975
Alliant Energy Corp.	18,480	1,283,806
Ameren Corp.	11,913	1,266,948
American Electric Power Co., Inc.	11,001	1,361,594
CenterPoint Energy, Inc.	31,243	1,249,095
CMS Energy Corp.	16,669	1,257,509
Consolidated Edison, Inc.	12,224	1,226,801
Constellation Energy Corp.	3,769	1,373,273
Dominion Energy, Inc.	19,903	1,249,311
DTE Energy Co.	8,734	1,196,820
Duke Energy Corp.	9,781	1,212,257
Edison International	21,249	1,251,354
Entergy Corp.	13,298	1,296,821
Evergy, Inc.	16,513	1,282,234
Eversource Energy	18,374	1,234,365
Exelon Corp.	27,463	1,294,057
FirstEnergy Corp.	27,402	1,307,623
Fortis, Inc.	24,265	1,274,640
IDACORP, Inc.(a)	9,506	1,252,701
NextEra Energy, Inc.	16,749	1,445,270
NiSource, Inc.	29,046	1,281,800
NRG Energy, Inc.	7,573	1,283,548
OGE Energy Corp.	27,018	1,236,884
Oklo, Inc.(a)(b)	14,941	1,365,309
Ormat Technologies, Inc.	12,998	1,467,605
PG&E Corp.	75,943	1,224,201
Pinnacle West Capital Corp.(a)	13,517	1,228,155
PPL Corp.	33,199	1,225,043
5 | November 30, 2025

ALPS Electrification Infrastructure ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
Utilities (continued)
Public Service Enterprise Group, Inc.	14,573	$1,217,137
Sempra	14,314	1,355,822
Southern Co.	12,954	1,180,368
Talen Energy Corp.(b)	2,979	1,174,530
TXNM Energy, Inc.	20,968	1,225,580
Vistra Corp.	5,844	1,045,258
WEC Energy Group, Inc.	10,888	1,220,218
Xcel Energy, Inc.	16,384	1,345,290
Total Utilities		45,700,202

TOTAL COMMON STOCKS
(Cost $105,289,922)		115,484,775

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.51%)
Money Market Fund (0.15%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $173,408)	3.91%	173,408	$173,408

Investments Purchased with Collateral from Securities Loaned (3.36%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.04%
(Cost $3,893,416)		3,893,416	3,893,416

TOTAL SHORT TERM INVESTMENTS
(Cost $4,066,824)			4,066,824

TOTAL INVESTMENTS (103.26%)
(Cost $109,356,746)			$119,551,599
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.26%)			(3,769,835)
NET ASSETS - 100.00%			$115,781,764

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $4,716,686.
(b)	Non-income producing security.

See Notes to Financial Statements and Financial Highlights.

6 | November 30, 2025

ALPS Medical Breakthroughs ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
COMMON STOCKS (99.98%)
Biotechnology (85.08%)
ACADIA Pharmaceuticals, Inc.(a)	74,317	$1,860,898
Agios Pharmaceuticals, Inc.(a)	25,453	743,228
Akebia Therapeutics, Inc.(a)(b)	116,038	183,340
Akero Therapeutics, Inc.(a)	34,543	1,877,757
Alkermes PLC(a)	71,953	2,128,370
Amicus Therapeutics, Inc.(a)	136,740	1,357,828
AnaptysBio, Inc.(a)	12,334	513,711
Anavex Life Sciences Corp.(a)(b)	35,659	136,574
Annexon, Inc.(a)	43,983	197,924
Apellis Pharmaceuticals, Inc.(a)(b)	58,034	1,236,124
Apogee Therapeutics, Inc.(a)	20,762	1,494,241
Arcellx, Inc.(a)(b)	23,254	1,690,798
Arcturus Therapeutics Holdings, Inc.(a)(b)	11,814	80,217
Arcus Biosciences, Inc.(a)(b)	48,578	1,267,886
Arrowhead Pharmaceuticals, Inc.(a)	60,236	3,174,437
ARS Pharmaceuticals, Inc.(a)(b)	45,490	433,975
Astria Therapeutics, Inc.(a)	24,204	306,181
Aurinia Pharmaceuticals, Inc.(a)	56,371	908,701
Autolus Therapeutics PLC, ADR(a)(b)	114,538	161,499
Avidity Biosciences, Inc.(a)	65,216	4,675,987
Bicara Therapeutics, Inc.(a)	24,399	452,845
Bicycle Therapeutics PLC, ADR(a)	22,302	166,819
BioCryst Pharmaceuticals, Inc.(a)	93,421	670,763
Candel Therapeutics, Inc.(a)(b)	24,110	115,005
Capricor Therapeutics, Inc.(a)(b)	19,645	105,101
Celcuity, Inc.(a)(b)	18,484	1,869,472
Celldex Therapeutics, Inc.(a)	29,518	797,576
CG oncology, Inc.(a)(b)	34,678	1,554,962
Compass Pathways PLC, ADR(a)(b)	41,447	230,031
Compass Therapeutics, Inc.(a)(b)	76,438	443,340
Cytokinetics, Inc.(a)(b)	52,327	3,565,038
Day One Biopharmaceuticals, Inc.(a)(b)	44,903	426,129
Denali Therapeutics, Inc.(a)	64,726	1,260,215
Dianthus Therapeutics, Inc.(a)	14,474	636,567
Disc Medicine, Inc.(a)	15,503	1,447,360
Erasca, Inc.(a)(b)	121,752	385,954
Galapagos NV, Sponsored ADR(a)(b)	29,514	924,378
Geron Corp.(a)(b)	279,271	329,540
Gossamer Bio, Inc.(a)(b)	90,858	303,466
Security Description	Shares	Value
Biotechnology (continued)
Ideaya Biosciences, Inc.(a)(b)	38,786	$1,381,557
Immatics NV(a)(b)	53,445	571,327
Immunocore Holdings PLC, ADR(a)(b)	22,504	888,908
Immunome, Inc.(a)(b)	36,238	667,504
Keros Therapeutics, Inc.(a)	18,062	315,724
Krystal Biotech, Inc.(a)(b)	12,366	2,695,788
Kura Oncology, Inc.(a)	35,992	436,943
MannKind Corp.(a)	141,314	756,030
Merus NV(a)	32,617	3,135,799
Mirum Pharmaceuticals, Inc.(a)(b)	22,211	1,622,514
MoonLake Immunotherapeutics(a)(b)	28,389	389,781
Newamsterdam Pharma Co. NV(a)(b)	51,036	2,107,787
Novavax, Inc.(a)(b)	69,812	492,175
Nuvalent, Inc.(a)	28,495	3,115,929
Olema Pharmaceuticals, Inc.(a)(b)	30,038	850,676
Palvella Therapeutics, Inc.(a)	5,064	520,529
Praxis Precision Medicines, Inc.(a)	9,656	1,897,017
Protagonist Therapeutics, Inc.(a)	27,004	2,430,360
Prothena Corp. PLC(a)(b)	23,727	255,065
PTC Therapeutics, Inc.(a)	34,114	2,933,463
REGENXBIO, Inc.(a)(b)	22,838	305,801
Relay Therapeutics, Inc.(a)(b)	75,919	601,278
Replimune Group, Inc.(a)(b)	34,830	348,300
Rezolute, Inc.(a)(b)	39,450	383,454
Rhythm Pharmaceuticals, Inc.(a)	30,477	3,324,736
Rigel Pharmaceuticals, Inc.(a)(b)	7,738	390,692
Stoke Therapeutics, Inc.(a)(b)	23,269	719,245
Tonix Pharmaceuticals Holding Corp.(a)(b)	3,253	51,950
Travere Therapeutics, Inc.(a)(b)	43,606	1,544,088
Tyra Biosciences, Inc.(a)(b)	22,820	514,819
Upstream Bio, Inc.(a)(b)	24,027	687,172
UroGen Pharma, Ltd.(a)(b)	20,632	594,408
Vanda Pharmaceuticals, Inc.(a)	24,780	132,821
Vaxcyte, Inc.(a)	56,275	2,791,802
Vera Therapeutics, Inc.(a)	28,383	957,926
Vericel Corp.(a)	21,069	848,027
Viking Therapeutics, Inc.(a)(b)	50,644	1,864,206
Vir Biotechnology, Inc.(a)(b)	61,052	391,954
Viridian Therapeutics, Inc.(a)	36,840	1,177,406
Xencor, Inc.(a)(b)	31,389	543,657
Xenon Pharmaceuticals, Inc.(a)	34,396	1,538,189
7 | November 30, 2025

ALPS Medical Breakthroughs ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
Biotechnology (continued)
Zai Lab, Ltd., ADR(a)(b)	48,584	$991,599
Zenas Biopharma, Inc.(a)(b)	18,476	717,423
Total Biotechnology		89,000,066

Health Care Equipment & Supplies (0.14%)
Delcath Systems, Inc.(a)(b)	15,563	150,961

Health Care Providers & Services (0.38%)
Fulgent Genetics, Inc.(a)	13,395	396,224

Pharmaceuticals (14.38%)
Atea Pharmaceuticals, Inc.(a)(b)	32,596	101,048
Axsome Therapeutics, Inc.(a)	22,591	3,422,537
Crinetics Pharmaceuticals, Inc.(a)(b)	43,770	1,994,161
Edgewise Therapeutics, Inc.(a)(b)	47,245	1,230,260
Maze Therapeutics, Inc.(a)	12,697	479,312
MBX Biosciences, Inc.(a)(b)	15,540	535,975
Nuvation Bio, Inc.(a)(b)	152,082	1,221,218
Pharvaris NV(a)	28,380	805,424
Rapport Therapeutics, Inc.(a)	15,769	468,497
Structure Therapeutics, Inc., ADR(a)(b)	25,792	923,612
Tarsus Pharmaceuticals, Inc.(a)	19,829	1,585,527
Terns Pharmaceuticals, Inc.(a)	39,417	1,108,011
Theravance Biopharma, Inc.(a)(b)	22,478	456,303
Trevi Therapeutics, Inc.(a)(b)	53,817	709,846
Total Pharmaceuticals		15,041,731

TOTAL COMMON STOCKS
(Cost $78,704,043)		104,588,982

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (8.36%)
Money Market Fund (0.05%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $54,205)	3.91%	54,205	$54,205
	7 Day Yield (continued)	Shares (continued)	Value (continued)
Investments Purchased with Collateral from Securities Loaned (8.30%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.04%
(Cost $8,687,009)		8,687,009	$8,687,009

TOTAL SHORT TERM INVESTMENTS
(Cost $8,741,214)			8,741,214

TOTAL INVESTMENTS (108.33%)
(Cost $87,445,257)			$113,330,196
LIABILITIES IN EXCESS OF OTHER ASSETS (-8.33%)			(8,716,587)
NET ASSETS - 100.00%			$104,613,609

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $25,116,392.

See Notes to Financial Statements and Financial Highlights.

8 | November 30, 2025

ALPS ETF Trust

Statements of Assets and Liabilities	November 30, 2025

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Electrification Infrastructure ETF	ALPS Medical Breakthroughs ETF
ASSETS:
Investments, at value(a)	$125,930,580	$88,728,443	$119,551,599	$113,330,196
Foreign currency, at value (Cost $–, $6, $– and $–)	–	6	–	–
Dividends receivable	123,543	116,592	165,273	7,161
Total Assets	126,054,123	88,845,041	119,716,872	113,337,357

LIABILITIES:
Payable to adviser	48,753	34,304	41,692	36,739
Payable for collateral upon return of securities loaned	17,340,781	5,472,133	3,893,416	8,687,009
Payable to custodian for overdraft	–	7,624	–	–
Total Liabilities	17,389,534	5,514,061	3,935,108	8,723,748
NET ASSETS	$108,664,589	$83,330,980	$115,781,764	$104,613,609

NET ASSETS CONSIST OF:
Paid-in capital	$543,307,287	$104,446,923	$105,546,038	$228,168,751
Total distributable earnings/(accumulated losses)	(434,642,698)	(21,115,943)	10,235,726	(123,555,142)
NET ASSETS	$108,664,589	$83,330,980	$115,781,764	$104,613,609

INVESTMENTS, AT COST	$210,398,073	$78,648,833	$109,356,746	$87,445,257

PRICING OF SHARES
Net Assets	$108,664,589	$83,330,980	$115,781,764	$104,613,609
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	3,250,002	1,700,002	3,175,002	2,100,000
Net Asset Value, offering and redemption price per share	$33.44	$49.02	$36.47	$49.82

(a)	Includes $30,266,712, $8,848,586 , $4,716,686 and $25,116,392 of securities on loan.

See Notes to Financial Statements and Financial Highlights.

9 | November 30, 2025

ALPS ETF Trust

Statements of Operations	For the Year Ended November 30, 2025

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Electrification Infrastructure ETF(a)	ALPS Medical Breakthroughs ETF
INVESTMENT INCOME:
Dividend income*	$800,211	$587,388	$660,650	$5,092
Securities lending income	404,637	25,250	4,520	149,899
Total investment income	1,204,848	612,638	665,170	154,991

EXPENSES:
Investment adviser fees	555,495	436,210	178,075	445,477
Total expenses	555,495	436,210	178,075	445,477
NET INVESTMENT INCOME/(LOSS)	649,353	176,428	487,095	(290,486)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments(b)	(59,984,834)	5,211,418	1,738,689	1,964,880
Net realized gain/(loss) on foreign currency transactions	(44,364)	4,605	1,305	1,977
Total net realized gain/(loss)	(60,029,198)	5,216,023	1,739,994	1,966,857
Net change in unrealized appreciation/(depreciation) on investments	75,268,433	(1,164,540)	10,194,853	18,757,002
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(20)	398	91	–
Total net change in unrealized appreciation/(depreciation)	75,268,413	(1,164,142)	10,194,944	18,757,002
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	15,239,215	4,051,881	11,934,938	20,723,859
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,888,568	$4,228,309	$12,422,033	$20,433,373
*Net of foreign tax withholding.	$104,313	$51,039	$11,453	$–

(a)	The ALPS Electrification Infrastructure ETF commenced operations on April 9, 2025.
(b)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements and Financial Highlights).

See Notes to Financial Statements and Financial Highlights.

10 | November 30, 2025

ALPS Clean Energy ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment income	$649,353	$1,826,605
Net realized loss	(60,029,198)	(147,618,871)
Net change in unrealized appreciation/(depreciation)	75,268,413	122,946,030
Net increase/(decrease) in net assets resulting from operations	15,888,568	(22,846,236)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(696,771)	(987,799)
From tax return of capital	(254,772)	(1,743,750)
Total distributions	(951,543)	(2,731,549)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	59,361,015	136,265,280
Cost of shares redeemed	(93,544,331)	(250,753,573)
Net decrease from capital share transactions	(34,183,316)	(114,488,293)
Net decrease in net assets	(19,246,291)	(140,066,078)

NET ASSETS:
Beginning of year	127,910,880	267,976,958
End of year	$108,664,589	$127,910,880

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,550,002	8,550,002
Shares sold	2,325,000	4,550,000
Shares redeemed	(3,625,000)	(8,550,000)
Shares outstanding, end of year	3,250,002	4,550,002

See Notes to Financial Statements and Financial Highlights.

11 | November 30, 2025

ALPS Disruptive Technologies ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment income	$176,428	$296,642
Net realized gain	5,216,023	2,325,524
Net change in unrealized appreciation/(depreciation)	(1,164,142)	16,074,225
Net increase in net assets resulting from operations	4,228,309	18,696,391

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(380,334)	(292,162)
From tax return of capital	(18,992)	–
Total distributions	(399,326)	(292,162)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	5,686,164	3,055,072
Cost of shares redeemed	(19,537,566)	(25,339,217)
Net decrease from capital share transactions	(13,851,402)	(22,284,145)
Net decrease in net assets	(10,022,419)	(3,879,916)

NET ASSETS:
Beginning of year	93,353,399	97,233,315
End of year	$83,330,980	$93,353,399

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,000,002	2,525,002
Shares sold	125,000	75,000
Shares redeemed	(425,000)	(600,000)
Shares outstanding, end of year	1,700,002	2,000,002

See Notes to Financial Statements and Financial Highlights.

12 | November 30, 2025

ALPS Electrification Infrastructure ETF

Statements of Changes in Net Assets

For the Period April 9, 2025 (Commencement of Operations) to November 30, 2025
OPERATIONS:
Net investment income	$487,095
Net realized gain	1,739,994
Net change in unrealized appreciation/(depreciation)	10,194,944
Net increase in net assets resulting from operations	12,422,033

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(288,547)
Total distributions	(288,547)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	116,499,174
Cost of shares redeemed	(12,850,896)
Net increase from capital share transactions	103,648,278
Net increase in net assets	115,781,764

NET ASSETS:
Beginning of period	–
End of period	$115,781,764

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	3,550,002
Shares redeemed	(375,000)
Shares outstanding, end of period	3,175,002

See Notes to Financial Statements and Financial Highlights.

13 | November 30, 2025

ALPS Medical Breakthroughs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment loss	$(290,486)	$(400,845)
Net realized gain	1,966,857	7,550,987
Net change in unrealized appreciation/(depreciation)	18,757,002	31,240,527
Net increase in net assets resulting from operations	20,433,373	38,390,669

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,520,652)	(220,286)
From tax return of capital	(2,146,410)	–
Total distributions	(3,667,062)	(220,286)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	18,258,538	19,659,637
Cost of shares redeemed	(53,607,001)	(18,323,776)
Net increase/(decrease) from capital share transactions	(35,348,463)	1,335,861
Net increase/(decrease) in net assets	(18,582,152)	39,506,244

NET ASSETS:
Beginning of year	123,195,761	83,689,517
End of year	$104,613,609	$123,195,761

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,175,000	3,175,000
Shares sold	425,000	550,000
Shares redeemed	(1,500,000)	(550,000)
Shares outstanding, end of year	2,100,000	3,175,000

See Notes to Financial Statements and Financial Highlights.

14 | November 30, 2025

ALPS Clean Energy ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$28.11	$31.34	$55.74	$73.94	$70.05

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	0.25	0.47	0.39	0.20
Net realized and unrealized gain/(loss)	5.41	(3.13)	(24.38)	(18.14)	4.11
Total from investment operations	5.58	(2.88)	(23.91)	(17.75)	4.31

DISTRIBUTIONS:
From net investment income	(0.18)	(0.13)	(0.40)	(0.19)	(0.17)
Tax return of capital	(0.07)	(0.22)	(0.09)	(0.26)	(0.25)
Total distributions	(0.25)	(0.35)	(0.49)	(0.45)	(0.42)

Net increase/(decrease) in net asset value	5.33	(3.23)	(24.40)	(18.20)	3.89
NET ASSET VALUE, END OF PERIOD	$33.44	$28.11	$31.34	$55.74	$73.94
TOTAL RETURN(b)	20.00%	(9.32)%	(43.11)%	(24.00)%	6.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$108,665	$127,911	$267,977	$707,911	$1,014,767

Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.56	%(c)
Ratio of net investment income to average net assets	0.64%	0.85%	1.09%	0.69%	0.26%
Portfolio turnover rate(d)	39%	32%	38%	44%	39%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Effective January 1, 2021, the Fund’s Advisory Fee changed from 0.65% to 0.55%.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

15 | November 30, 2025

ALPS Disruptive Technologies ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$46.68	$38.51	$34.92	$48.23	$42.99

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/ (loss)(a)	0.10	0.13	0.15	(0.02)	0.15
Net realized and unrealized gain/(loss)	2.44	8.15	3.45	(13.17)	5.26
Total from investment operations	2.54	8.28	3.60	(13.19)	5.41

DISTRIBUTIONS:
From net investment income	(0.19)	(0.11)	(0.01)	(0.12)	(0.17)
Tax return of capital	(0.01)	–	–	–	–
Total distributions	(0.20)	(0.11)	(0.01)	(0.12)	(0.17)

Net increase/(decrease) in net asset value	2.34	8.17	3.59	(13.31)	5.24
NET ASSET VALUE, END OF PERIOD	$49.02	$46.68	$38.51	$34.92	$48.23
TOTAL RETURN(b)	5.47%	21.54%	10.31%	(27.41)%	12.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$83,331	$93,353	$97,233	$122,214	$237,546

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income/(loss) to average net assets	0.20%	0.30%	0.42%	(0.05)%	0.31%
Portfolio turnover rate(c)	31%	35%	34%	31%	26%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

16 | November 30, 2025

ALPS Electrification Infrastructure ETF

Financial Highlights	For a Share Outstanding Throughout the Period Presented

	For the Period April 9, 2025 (Commencement of Operations) to November 30, 2025
NET ASSET VALUE, BEGINNING OF PERIOD	$26.85

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30
Net realized and unrealized gain	9.47
Total from investment operations	9.77

DISTRIBUTIONS:
From net investment income	(0.15)
Total distributions	(0.15)

Net increase in net asset value	9.62
NET ASSET VALUE, END OF PERIOD	$36.47
TOTAL RETURN(b)	36.42%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$115,782

Ratio of expenses to average net assets	0.50	%(c)
Ratio of net investment income to average net assets	1.37	%(c)
Portfolio turnover rate(d)	16%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

17 | November 30, 2025

ALPS Medical Breakthroughs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$38.80	$26.36	$31.29	$42.94	$49.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.11)	(0.13)	(0.10)	(0.13)	(0.18)
Net realized and unrealized gain/(loss)	12.30	12.64	(4.83)	(11.52)	(5.88)
Total from investment operations	12.19	12.51	(4.93)	(11.65)	(6.06)

DISTRIBUTIONS:
From net investment income	(0.48)	(0.07)	–	–	–
Tax return of capital	(0.69)	–	–	–	–
Total distributions	(1.17)	(0.07)	–	–	–

Net increase/(decrease) in net asset value	11.02	12.44	(4.93)	(11.65)	(6.06)
NET ASSET VALUE, END OF PERIOD	$49.82	$38.80	$26.36	$31.29	$42.94
TOTAL RETURN(b)	32.79%	47.50%	(15.76)%	(27.13)%	(12.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$104,614	$123,196	$83,690	$115,009	$188,929

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment loss to average net assets	(0.33)%	(0.37)%	(0.34)%	(0.39)%	(0.36)%
Portfolio turnover rate(c)	58%	72%	81%	88%	81%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

18 | November 30, 2025

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2025, the Trust consisted of twenty-four separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, ALPS Electrification Infrastructure ETF and the ALPS Medical Breakthroughs ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the ALPS Clean Energy ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the CIBC Atlas Clean Energy Index. The investment objective of the ALPS Disruptive Technologies ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the Indxx Disruptive Technologies Index. The investment objective of the ALPS Electrification Infrastructure ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the Ladenburg Thalmann Electrification Infrastructure Index. The investment objective of the ALPS Medical Breakthroughs ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the S-Network Medical Breakthroughs Index.

ALPS Clean Energy ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. ALPS Disruptive Technologies ETF, ALPS Electrification Infrastructure ETF, and ALPS Medical Breakthroughs ETF have elected to qualify as a diversified series of the Trust under the 1940 Act.

With the exception of the ALPS Electrification Infrastructure ETF, each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). ALPS Electrification Infrastructure ETF is listed on the Nasdaq Stock Market LLC (“NASDAQ”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of each Fund as a whole. The Funds’ Treasurer is the CODM for each Fund. Each Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that each Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of each Fund, against which the CODM assesses performance.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

19 | November 30, 2025

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the “Adviser”) as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.
20 | November 30, 2025

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2025:

ALPS Clean Energy ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$101,701,785	$–	$–	$101,701,785
Master Limited Partnerships*	6,810,254	–	–	6,810,254
Short Term Investments	17,418,541	–	–	17,418,541
Total	$125,930,580	$–	$–	$125,930,580

ALPS Disruptive Technologies ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$82,279,113	$–	$–	$82,279,113
Master Limited Partnerships*	977,197	–	–	977,197
Short Term Investments	5,472,133	–	–	5,472,133
Total	$88,728,443	$–	$–	$88,728,443

ALPS Electrification Infrastructure ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$115,484,775	$–	$–	$115,484,775
Short Term Investments	4,066,824	–	–	4,066,824
Total	$119,551,599	$–	$–	$119,551,599

ALPS Medical Breakthroughs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$104,588,982	$–	$–	$104,588,982
Short Term Investments	8,741,214	–	–	8,741,214
Total	$113,330,196	$–	$–	$113,330,196

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the period ended November 30, 2025.

C. Foreign Investment Risk

The Funds may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in foreign currency.

21 | November 30, 2025

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

Countries with emerging markets may have relatively unstable governments and may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of the Fund, the value of the Funds’ securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by the Index may adversely affect a Fund’s ability to track its Index.

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

F. Dividends and Distributions to Shareholders

Dividends from net investment income for the ALPS Disruptive Technologies ETF, the ALPS Global Travel Beneficiaries ETF and the ALPS Medical Breakthroughs ETF, if any, are declared and paid annually or as the Board may determine from time to time. Dividends from net investment income for ALPS Clean Energy ETF, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended November 30, 2025, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions, REIT true-up adjustment, and prior year tax return true-ups:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
ALPS Clean Energy ETF	$(6,778,986)	$6,778,986
ALPS Disruptive Technologies ETF	4,982,862	(4,982,862)
ALPS Electrification Infrastructure ETF	1,897,760	(1,897,760)
ALPS Medical Breakthroughs ETF	10,000,698	(10,000,698)
22 | November 30, 2025

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

The tax character of the distributions paid during the fiscal periods ended November 30, 2025 and November 30, 2024 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2025
ALPS Clean Energy ETF	$696,771	$–	$254,772
ALPS Disruptive Technologies ETF	380,334	–	18,992
ALPS Electrification Infrastructure ETF	288,547	–	–
ALPS Medical Breakthroughs ETF	1,520,652	–	2,146,410

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
ALPS Clean Energy ETF	$987,799	$–	$1,743,750
ALPS Disruptive Technologies ETF	292,162	–	–
ALPS Medical Breakthroughs ETF	220,286	–	–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

As of November 30, 2025, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Clean Energy ETF	$118,603,072	$216,626,147
ALPS Disruptive Technologies ETF	6,420,114	22,700,556
ALPS Medical Breakthroughs ETF	82,703,335	65,902,910

The ALPS Disruptive Technologies ETF used capital loss carryovers during the year ended November 30, 2025 in the amount of $1,058,161.

As of November 30, 2025, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments	Other Accumulated Losses(a)	Net Unrealized Appreciation/(Depreciation) on Investments	Total
ALPS Clean Energy ETF	$–	$(335,229,219)	$–	$(99,413,479)	$(434,642,698)
ALPS Disruptive Technologies ETF	–	(29,120,670)	–	8,004,727	(21,115,943)
ALPS Electrification Infrastructure ETF	247,717	–	–	9,988,009	10,235,726
ALPS Medical Breakthroughs ETF	–	(148,606,245)	(259,507)	25,310,610	(123,555,142)

(a)	Other accumulated losses represents late year ordinary losses the Fund elects to defer to the year ending November 30, 2026.
23 | November 30, 2025

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

As of November 30, 2025, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Electrification Infrastructure ETF	ALPS Medical Breakthroughs ETF
Gross appreciation (excess of value over tax cost)	$4,205,535	$17,138,188	$12,454,891	$32,954,452
Gross depreciation (excess of tax cost over value)	(103,619,014)	(9,133,898)	(2,466,973)	(7,643,842)
Net depreciation of foreign currency	–	437	91	–
Net unrealized appreciation/(depreciation)	$(99,413,479)	$8,004,727	$9,988,009	$25,310,610
Cost of investments for income tax purposes	$225,344,059	$80,724,153	$109,563,681	$88,019,586

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales, investments in passive foreign investment companies (PFICs), and investments in partnerships.

H. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2025, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

I. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend their portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Funds’ securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in each Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in a Fund’s Statements of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Income earned by each Fund from securities lending activity is disclosed in the Statement of Operations.

24 | November 30, 2025

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

The following is a summary of each Fund’s securities lending agreement and related cash and non-cash collateral received as of November 30, 2025:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Clean Energy ETF	$30,266,712	$17,340,781	$13,371,045	$30,711,826
ALPS Disruptive Technologies ETF	8,848,586	5,472,133	3,720,705	9,192,838
ALPS Electrification Infrastructure ETF	4,716,686	3,893,416	866,959	4,760,375
ALPS Medical Breakthroughs ETF	25,116,392	8,687,009	17,116,233	25,803,242

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2025:

ALPS Clean Energy ETF	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$17,340,781	$–	$–	$–	$17,340,781
Total Borrowings					17,340,781
Gross amount of recognized liabilities for securities lending (collateral received)					$17,340,781

ALPS Disruptive Technologies ETF	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$5,472,133	$–	$–	$–	$5,472,133
Total Borrowings					5,472,133
Gross amount of recognized liabilities for securities lending (collateral received)					$5,472,133

ALPS Electrification Infrastructure ETF	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$3,893,416	$–	$–	$–	$3,893,416
Total Borrowings					3,893,416
Gross amount of recognized liabilities for securities lending (collateral received)					$3,893,416

ALPS Medical Breakthroughs ETF	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$8,687,009	$–	$–	$–	$8,687,009
Total Borrowings					8,687,009
Gross amount of recognized liabilities for securities lending (collateral received)					$8,687,009
25 | November 30, 2025

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Clean Energy ETF	0.55%
ALPS Disruptive Technologies ETF	0.50%
ALPS Electrification Infrastructure ETF	0.50%
ALPS Medical Breakthroughs ETF	0.50%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

Effective April 1, 2025, each Trustee receives (1) a quarterly retainer of $27,500, (2) a per meeting fee of $16,500, (3) $4,000 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $7,000, the Chairman of the Audit Committee receives a quarterly retainer of $4,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,500, each in connection with their respective roles. Prior to April 1, 2025, each Trustee received (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2025, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$40,180,102	$39,691,767
ALPS Disruptive Technologies ETF	27,530,371	27,082,825
ALPS Electrification Infrastructure ETF	10,039,218	10,207,626
ALPS Medical Breakthroughs ETF	53,364,580	56,922,910

For the year ended November 30, 2025, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$59,362,456	$93,531,997
ALPS Disruptive Technologies ETF	5,681,621	19,503,200
ALPS Electrification Infrastructure ETF	116,515,795	12,779,805
ALPS Medical Breakthroughs ETF	18,256,683	53,600,790
26 | November 30, 2025

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

For the period ended November 30, 2025, the in-kind net realized gain/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Clean Energy ETF	$(1,163,364)
ALPS Disruptive Technologies ETF	5,279,462
ALPS Electrification Infrastructure ETF	1,900,945
ALPS Medical Breakthroughs ETF	11,300,820

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The ALPS Disruptive Technologies ETF engaged in cross trades between other funds in the Trust, or other funds to which the Adviser provides advisory services, during the year ended November 30, 2025 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser or sub-adviser. The Board previously adopted procedures that apply to transactions pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2025, were as follows:

	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS Disruptive Technologies ETF	$–	$131,214	$(5,897)

7. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, bank failures, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions and related geopolitical events. In addition, the value of each Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, extreme weather or geological events, natural or man-made disasters or events, country instability, and infectious disease epidemics or pandemics.

8. CONCENTRATION RISK

Each Fund seeks to track an underlying index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Funds.

27 | November 30, 2025

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

9. RECENT ACCOUNTING PRONOUNCEMENT

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments that should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.

10. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

28 | November 30, 2025

ALPS ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF,

ALPS Medical Breakthroughs ETF, and ALPS Electrification Infrastructure ETF

and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS ETF Trust comprising the funds listed below (the “Funds”) as of November 30, 2025, the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2025, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statement of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
ALPS Clean Energy ETF	For the year ended	For each of the two years	For each of the three years
ALPS Disruptive Technologies ETF	November 30, 2025	in the period then ended.	in the period then ended.
ALPS Medical Breakthroughs ETF
ALPS Electrification Infrastructure ETF	For the period from April 9, 2025 (commencement of operations) through November 30, 2025.

The financial highlights of ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF and ALPS Medical Breakthroughs ETF for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2026

29 | November 30, 2025

ALPS ETF Trust

Additional Information	November 30, 2025 (Unaudited)

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2024:

Fund	Qualified Dividend Income	Dividend Received Deduction
ALPS Clean Energy ETF	100.00%	35.14%
ALPS Disruptive Technologies ETF	100.00%	53.29%
ALPS Medical Breakthroughs ETF	0.00%	0.00%

In early 2025, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2024 via Form 1099. The Funds will notify shareholders in early 2026 of amounts paid to them by the Funds, if any, during the calendar year 2025.

LICENSING AGREEMENT

ALPS Clean Energy ETF

CIBC NTC is the designer of the construction and methodology for the Underlying Index. “CIBC NTC” and “CIBC Atlas Clean Energy Index” are service marks or trademarks of the Index Provider. CIBC NTC acts as brand licensor for the Underlying Index and is not responsible for the descriptions of the Fund that appear herein.

The Fund is not sponsored by CIBC NTC or any of its affiliates. CIBC NTC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. CIBC NTC does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assumes no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. CIBC NTC has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. CIBC NTC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund.

CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund. CIBC NTC makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. CIBC NTC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall CIBC NTC have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

All intellectual property rights in the Underlying Index vests in CIBC NTC.

The Underlying Index is the property of CIBC NTC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Underlying Index. The Underlying Index is not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Underlying Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by CIBC NTC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ only relationship to CIBC NTC with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the Underlying Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

30 | November 30, 2025

ALPS ETF Trust

Additional Information	November 30, 2025 (Unaudited)

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CIBC NTC, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

The Index Provider is not affiliated with the Trust, the Adviser or ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Index Provider has entered into a license agreement with the Adviser (the “License Agreement”). The use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

ALPS Disruptive Technologies ETF

“Indxx” is a service mark of Indxx, LLC (“Indxx” or the “Index Provider”) and has been licensed for use for certain purposes by ALPS Advisors, Inc. (the “Adviser”).

The ALPS Disruptive Technologies ETF is not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the ALPS Disruptive Technologies ETF or any member of the public regarding the advisability of investing in securities generally or in the ALPS Disruptive Technologies ETF particularly. Indxx has no obligation to take the needs of ALPS Advisors, Inc. or the shareholders of ALPS Disruptive Technologies ETF into consideration in determining, composing, or calculating the Underlying Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the ALPS Disruptive Technologies ETF shares to be issued or in the determination or calculation of the equation by which the ALPS Disruptive Technologies ETF is to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the ALPS Disruptive Technologies ETF.

INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE INDEX(ES), TRADING BASED ON THE INDEX(ES), OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE PRODUCTS, OR FOR ANY OTHER USE. INDXX EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS, EXPRESS, STATUTORY, OR IMPLIED, EXCEPT AS SET FORTH IN THIS AGREEMENT. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS AGREEMENT, INDXX HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE, OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX(ES) OR ANY DATA INCLUDED THEREIN. INDXX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, ITS SHAREHOLDERS OR AFFILIATES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDXX HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

31 | November 30, 2025

ALPS ETF Trust

Additional Information	November 30, 2025 (Unaudited)

ALPS Electrification Infrastructure ETF

Ladenburg Thalmann Index, LLC (the “Index Provider”) is not affiliated with the ALPS Electrification Infrastructure ETF (the “Fund”) or ALPS Advisors, Inc. (the “Adviser”). The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

LADENBURG THALMANN INDEX, LLC DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE LADENBURG THALMANN ELECTRIFICATION INFRASTRUCTURE INDEX (THE “INDEX”) OR ANY DATA INCLUDED THEREIN AND LADENBURG THALMANN INDEX, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LADENBURG THALMANN INDEX, LLC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE ALPS ELECTRIFICATION INFRASTRUCURE ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. LADENBURG THALMANN INDEX, LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LADENBURG THALMANN INDEX, LLC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ALPS Medical Breakthroughs ETF

The Fund is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the physical commodities market. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Standard & Poor’s Custom Indexes serves as calculation agent for the Index. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network Global Indexes, Inc. is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

32 | November 30, 2025

ALPS ETF Trust

Additional Information	November 30, 2025 (Unaudited)

Standard & Poor’s®, and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network Global Indexes, Inc.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

33 | November 30, 2025

ALPS ETF Trust

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

34 | November 30, 2025

ALPS ETF Trust

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

35 | November 30, 2025

ALPS ETF Trust

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	November 30, 2025 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2025:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee (1)	$40,000	$–	$40,000
Edmund J. Burke, Trustee	179,500	–	179,500
Jeremy W. Deems, Trustee	184,500	–	184,500
Rick A. Pederson, Trustee	194,500	–	194,500
Joseph F. Keenan, Trustee	170,500	–	170,500
Susan K. Wold, Trustee	170,500	–	170,500
Laton Spahr, President and Trustee*	–	–	–
Total	$939,500	$–	$939,500

(1)	Effective December 31, 2024, Ms. Anstine retired as Trustee of the Trust.
*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

Pursuant to the Funds’ unitary fee arrangements, the Funds do not pay any Trustee fees. The Trustee fees are paid by the Adviser.

36 | November 30, 2025

ALPS ETF Trust

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2025 (Unaudited)

At its meetings held on June 4, 2025 and June 18, 2025, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Clean Energy ETF (“ACES”), ALPS Disruptive Technologies ETF (“DTEC”), and ALPS Medical Breakthroughs ETF (“SBIO”) (each a “Fund” and collectively “the Funds”). In evaluating the renewal of the Investment Advisory Agreement with respect to each of the Funds, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board, including the Independent Trustees, reviewed information on the performance of each Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable. The Board, including the Independent Trustees, also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board, including the Independent Trustees, noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summaries set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees reviewed and noted the relatively small sizes of the Funds and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Funds. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Funds, known as fall-out benefits.

With respect to each Fund, the Board, including the Independent Trustees, noted the following:

(I)	SBIO

The gross management fee rate for SBIO is equal to the median of its FUSE expense group. SBIO’s net expense ratio is equal to the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of SBIO and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to SBIO.

37 | November 30, 2025

ALPS ETF Trust

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2025 (Unaudited)

(ii)	ACES

The gross management fee rate for ACES is higher than the median of its FUSE expense group. ACES’ net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of ACES and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to ACES.

(iii)	DTEC

The gross management fee rate for DTEC is higher than the median of its FUSE expense group. DTEC’s net expense ratio is slightly higher than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of DTEC and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to DTEC.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

38 | November 30, 2025

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETFs.

SS&C | ALPS ADVISORS

alpsfunds.com | 1-866-759-5679

SS&C | ALPS ADVISORS

FINANCIAL STATEMENTS & OTHER INFORMATION

Annual Report

November 30, 2025

ALPS Sector Dividend Dogs ETF

(NYSE Arca: SDOG)

ALPS International Sector Dividend Dogs ETF

(NYSE Arca: IDOG)

ALPS Emerging Sector Dividend Dogs ETF

(NYSE Arca: EDOG)

ALPS REIT Dividend Dogs ETF

(NYSE Arca: RDOG)

An ALPS Advisors Solution

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments
ALPS Sector Dividend Dogs ETF	1
ALPS International Sector Dividend Dogs ETF	3
ALPS Emerging Sector Dividend Dogs ETF	5
ALPS REIT Dividend Dogs ETF	7
Statements of Assets and Liabilities	9
Statements of Operations	10
Statements of Changes in Net Assets
ALPS Sector Dividend Dogs ETF	11
ALPS International Sector Dividend Dogs ETF	12
ALPS Emerging Sector Dividend Dogs ETF	13
ALPS REIT Dividend Dogs ETF	14
Financial Highlights	15
Notes to Financial Statements and Financial Highlights	19
Report of Independent Registered Public Accounting Firm	28
Additional Information	29
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	30
Proxy Disclosures for Open-End Management Investment Companies	31
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	32
Statement Regarding Basis for Approval of Investment Advisory Contract	33

alpsfunds.com | 1-866-759-5679

ALPS Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
COMMON STOCKS (99.30%)
Communication Services (8.74%)
AT&T, Inc.	839,864	$21,853,261
Comcast Corp., Class A	752,092	20,073,336
Omnicom Group, Inc.(a)	321,914	23,055,481
T-Mobile US, Inc.	102,787	21,483,511
Verizon Communications, Inc.	565,392	23,243,265
Total Communication Services		109,708,854

Consumer Discretionary (9.84%)
Best Buy Co., Inc.	327,403	25,956,510
Darden Restaurants, Inc.	116,789	$20,972,968
Ford Motor Co.	2,126,386	28,238,406
Genuine Parts Co.	175,832	22,928,493
McDonald’s Corp.	81,356	25,368,428
Total Consumer Discretionary		123,464,805

Consumer Staples (9.39%)
Altria Group, Inc.	372,652	21,990,195
Archer-Daniels-Midland Co.	403,336	24,498,629
General Mills, Inc.	497,464	23,554,920
Kraft Heinz Co.	951,195	24,264,984
Philip Morris International, Inc.	149,748	23,582,315
Total Consumer Staples		117,891,043

Energy (9.96%)
Chevron Corp.	158,298	23,923,577
Exxon Mobil Corp.	221,626	25,690,886
Kinder Morgan, Inc.	900,459	24,600,540
ONEOK, Inc.	340,433	24,790,331
Phillips 66	189,898	26,008,430
Total Energy		125,013,764

Financials (9.85%)
KeyCorp	1,304,856	23,983,253
Prudential Financial, Inc.	232,556	25,174,187
T Rowe Price Group, Inc.	235,085	24,068,003
Truist Financial Corp.	549,442	25,549,053
US Bancorp	505,486	24,794,088
Total Financials		123,568,584

Health Care (10.56%)
AbbVie, Inc.	113,789	25,909,755
Bristol-Myers Squibb Co.	538,707	26,504,384
CVS Health Corp.	331,208	26,615,875
Pfizer, Inc.	1,040,431	26,780,694
Viatris, Inc.	2,493,592	26,656,499
Total Health Care		132,467,207

Industrials (9.81%)
Lockheed Martin Corp.	52,755	24,154,404
Paychex, Inc.	183,809	20,529,627
Southwest Airlines Co.	784,401	27,304,999
Stanley Black & Decker, Inc.	320,649	22,932,817
Security Description	Shares	Value
Industrials (continued)
United Parcel Service, Inc., Class B	294,446	$28,204,982
Total Industrials		123,126,829

Information Technology (10.98%)
Cisco Systems, Inc.	373,358	28,726,165
HP, Inc.	889,275	21,716,095
International Business Machines Corp.	97,941	30,222,634
Seagate Technology Holdings PLC	127,055	35,154,848
Skyworks Solutions, Inc.	333,531	21,996,369
Total Information Technology		137,816,111

Materials (9.65%)
Amcor PLC	2,999,516	25,555,876
International Paper Co.	540,066	21,321,806
LyondellBasell Industries NV, Class A	450,242	22,057,356
Newmont Mining Corp.	313,372	28,432,241
The Dow Chemical Co.	992,599	23,673,486
Total Materials		121,040,765

Utilities (10.52%)
Dominion Resources, Inc.	413,616	25,962,676
Evergy, Inc.	342,471	26,592,873
Eversource Energy	378,060	25,398,071
Exelon Corp.	572,529	26,977,567
FirstEnergy Corp.	567,047	27,059,483
Total Utilities		131,990,670

TOTAL COMMON STOCKS
(Cost $1,162,091,368)		1,246,088,632

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.47%)
Money Market Fund (0.27%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $3,340,305)	3.91%	3,340,305	$3,340,305

1 | alpsfunds.com

ALPS Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2025

	7 Day Yield (continued)	Shares (continued)	Value (continued)
Investments Purchased with Collateral from Securities Loaned (0.21%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.04%
(Cost $2,616,539)		2,616,539	$2,616,539

TOTAL SHORT TERM INVESTMENTS
(Cost $5,956,844)			5,956,844

TOTAL INVESTMENTS (99.78%)
(Cost $1,168,048,212)			$1,252,045,476
OTHER ASSETS IN EXCESS OF LIABILITIES (0.22%)			2,793,042
NET ASSETS - 100.00%			$1,254,838,518

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $19,555,555.

See Notes to Financial Statements and Financial Highlights.

2 | alpsfunds.com

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
COMMON STOCKS (99.27%)
Australia (7.72%)
BHP Group, Ltd.	295,244	$8,060,180
Fortescue, Ltd.(a)	639,732	8,973,357
Origin Energy, Ltd.(a)	969,880	7,421,660
Woodside Energy Group, Ltd.(a)	496,594	8,110,804
Total Australia		32,566,001

Finland (10.60%)
Fortum Oyj	445,417	9,145,466
Neste Oyj(a)	408,927	7,895,644
Nokia Oyj	1,779,632	10,824,696
Nordea Bank Abp	496,687	8,783,270
UPM-Kymmene Oyj	294,119	8,023,506
Total Finland		44,672,582

France (17.62%)
BNP Paribas SA	85,761	7,333,087
Bouygues SA	179,997	8,985,125
Cap Gemini SA	54,944	$8,594,065
Carrefour SA	559,450	8,611,068
Credit Agricole SA	413,353	7,923,546
Kering SA	28,260	9,601,337
Orange SA	489,375	8,057,729
Pernod Ricard SA	75,231	6,772,283
Sanofi SA	84,362	8,394,989
Total France		74,273,229

Germany (9.98%)
BASF SE	155,090	8,080,135
Bayerische Motoren Werke AG	81,150	8,290,048
Daimler Truck Holding AG	180,402	7,634,236
Deutsche Post AG	176,822	9,198,002
Mercedes-Benz Group AG	131,617	8,882,288
Total Germany		42,084,709

Hong Kong (3.83%)
China Resources Power Holdings Co., Ltd.(a)	3,341,500	7,974,295
Hong Kong & China Gas Co., Ltd.	8,776,796	8,161,682
Total Hong Kong		16,135,977

Italy (4.03%)
Enel SpA	865,723	8,948,447
Intesa Sanpaolo SpA	1,242,656	8,054,532
Total Italy		17,002,979

Japan (13.18%)
Astellas Pharma, Inc.(a)	698,300	8,802,232
Canon, Inc.(a)	266,863	7,868,960
Honda Motor Co., Ltd.	715,600	7,201,583
Japan Tobacco, Inc.	248,400	9,329,809
Kyocera Corp.(a)	573,000	7,839,064
Mitsui OSK Lines, Ltd.(a)	244,600	6,941,595
Security Description	Shares	Value
Japan (continued)
Takeda Pharmaceutical Co., Ltd.(a)	262,700	$7,578,030
Total Japan		55,561,273

Netherlands (2.15%)
Stellantis NV(a)	851,194	9,079,758

Norway (3.44%)
Aker BP ASA	322,421	7,848,538
Telenor ASA	461,944	6,670,226
Total Norway		14,518,764

Poland (4.13%)
ORLEN SA	356,923	9,195,583
Santander Bank Polska SA	58,371	8,237,375
Total Poland		17,432,958

Singapore (3.90%)
Singapore Airlines, Ltd.	1,565,515	7,840,562
Singapore Telecommunications, Ltd.	2,359,500	8,612,444
Total Singapore		16,453,006

Spain (2.05%)
Repsol SA	466,918	8,657,766
Sweden (4.26%)
Telefonaktiebolaget LM Ericsson, Class B	1,002,485	9,671,103
Telia Co. AB	2,067,870	8,301,136
Total Sweden		17,972,239

Switzerland (2.19%)
Roche Holding AG	24,093	9,222,000

United Kingdom (10.19%)
British American Tobacco PLC	141,497	8,280,495
GSK PLC	392,189	9,297,786
Imperial Brands PLC	184,697	7,843,009
Rio Tinto PLC	127,936	9,182,074
Vodafone Group PLC	6,706,350	8,346,319
Total United Kingdom		42,949,683

TOTAL COMMON STOCKS
(Cost $338,967,617)		418,582,924

3 | alpsfunds.com

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2025

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (8.88%)
Money Market Fund (0.23%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $967,620)	3.91%	967,620	$967,620

Investments Purchased with Collateral from Securities Loaned (8.66%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.04%
(Cost $36,521,277)		36,521,277	$36,521,277

TOTAL SHORT TERM INVESTMENTS
(Cost $37,488,897)			37,488,897

TOTAL INVESTMENTS (108.15%)
(Cost $376,456,514)			$456,071,821
LIABILITIES IN EXCESS OF OTHER ASSETS (-8.15%)			(34,416,950)
NET ASSETS - 100.00%			$421,654,871

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $43,161,881.

See Notes to Financial Statements and Financial Highlights.

4 | alpsfunds.com

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
COMMON STOCKS (97.46%)
Brazil (6.17%)
Engie Brasil Energia SA	103,740	$595,482
JBS NV	35,439	521,840
Vale SA, ADR	52,426	661,092
Total Brazil		1,778,414

Chile (1.77%)
Empresas CMPC SA	364,419	509,106

China (10.43%)
China CITIC Bank Corp., Ltd.	600,100	552,647
China Minsheng Banking Corp., Ltd.	1,027,700	574,197
COSCO SHIPPING Energy Transportation Co., Ltd., Class H	498,000	665,224
Sinotrans, Ltd.	902,100	602,508
Yankuang Energy Group Co., Ltd., Class H(a)	469,400	612,551
Total China		3,007,127

Colombia (6.88%)
Cementos Argos SA	222,858	640,782
Grupo Cibest SA, ADR	10,800	681,048
Interconexion Electrica SA ESP	98,762	662,596
Total Colombia		1,984,426

Czech Republic (4.07%)
CEZ AS	9,002	550,762
Komercni banka A.S.	11,117	622,015
Total Czech Republic		1,172,777

Hungary (1.88%)
Richter Gedeon Nyrt	18,332	543,014

India (9.76%)
Infosys, Ltd., Sponsored ADR(a)	82,487	1,441,873
Wipro, Ltd., ADR(a)	504,851	1,373,194
Total India		2,815,067

Indonesia (8.04%)
Alamtri Resources Indonesia Tbk PT	5,490,700	596,708
Indofood Sukses Makmur Tbk PT	1,215,100	536,234
Kalbe Farma Tbk PT	7,774,300	560,142
Telkom Indonesia Persero Tbk PT	2,958,600	623,518
Total Indonesia		2,316,602

Malaysia (9.85%)
Genting Malaysia Bhd	1,099,700	625,359
MISC Bhd	317,400	576,812
Petronas Gas Bhd	128,300	543,936
Sime Darby Bhd	1,160,000	547,368
Security Description	Shares	Value
Malaysia (continued)
Telekom Malaysia Bhd	303,900	$545,659
Total Malaysia		2,839,134

Mexico (8.13%)
Banco del Bajio SA(b)(c)	213,994	561,382
Fresnillo PLC	19,100	665,944
Grupo Aeroportuario del Centro Norte SAB de CV	39,965	536,244
Kimberly-Clark de Mexico SAB de CV, Class A	272,700	580,834
Total Mexico		2,344,404

Philippines (9.51%)
Aboitiz Equity Ventures, Inc.	1,031,600	479,343
Globe Telecom, Inc.	20,970	572,836
Manila Electric Co.	59,540	600,527
PLDT, Inc.	28,710	632,506
Universal Robina Corp.	425,660	457,270
Total Philippines		2,742,482

Russia (0.00%)(d)
Mobile TeleSystems PJSC, Sponsored ADR(e)(f)(g)	64,600	646
Novolipetsk Steel PJSC, GDR(c)(e)(f)(g)	17,594	176
Severstal PAO, GDR(c)(e)(f)(g)	23,283	233
X5 Retail Group NV, GDR(c)(e)(f)(g)	17,785	178
Total Russia		1,233

South Africa (8.31%)
Aspen Pharmacare Holdings, Ltd.	93,790	520,713
Valterra Platinum, Ltd.	10,069	700,494
Vodacom Group, Ltd.	72,709	570,157
Woolworths Holdings, Ltd.	183,285	605,300
Total South Africa		2,396,664

Thailand (8.74%)
Bangkok Dusit Medical Services PCL	846,000	$499,270
Bumrungrad Hospital Pcl	97,100	511,211
Home Product Center PCL	2,347,800	466,716
PTT Exploration & Production PCL	156,800	518,689
PTT Oil & Retail Business PCL(b)(c)	1,251,900	524,947
Total Thailand		2,520,833

Turkey (3.92%)
Tofas Turk Otomobil Fabrikasi A.S.	96,143	519,835

5 | alpsfunds.com

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
Turkey (continued)
Turkiye Petrol Rafinerileri AS	133,424	$611,535
Total Turkey		1,131,370

TOTAL COMMON STOCKS
(Cost $26,772,570)		28,102,653

Security Description	Shares	Value
PREFERRED STOCK (2.19%)
Chile (2.19%)
Embotelladora Andina SA, Series B	138,942	632,453

TOTAL PREFERRED STOCK
(Cost $456,542)		632,453

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (6.15%)
Money Market Fund (0.11%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $31,309)	3.91%	31,309	$31,309

Investments Purchased with Collateral from Securities Loaned (6.04%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.04%
(Cost $1,742,071)		1,742,071	1,742,071

TOTAL SHORT TERM INVESTMENTS
(Cost $1,773,380)			1,773,380

TOTAL INVESTMENTS (105.80%)
(Cost $29,002,492)			$30,508,486
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.80%)			(1,672,848)
NET ASSETS - 100.00%			$28,835,638

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $2,703,553.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was 1,086,329, representing 3.77% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2025, the market value of those securities was $1,086,916, representing 3.77% of net assets.
(d)	Less than 0.005%.
(e)	Security deemed to be illiquid under the procedures utilized by the Valuation Designee. As of November 30, 2025, the fair value of illiquid securities in the aggregate was $1,233, representing less than 0.005% of the Fund’s net assets.
(f)	Non-income producing security.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 securities under the fair value hierarchy.

See Notes to Financial Statements and Financial Highlights.

6 | alpsfunds.com

ALPS REIT Dividend Dogs ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
COMMON STOCKS (99.22%)
Data Center REITs (2.14%)
Equinix, Inc.	260	$195,861

Diversified REITs (11.28%)
Alpine Income Property Trust, Inc.	14,262	247,303
Armada Hoffler Properties, Inc.	28,142	184,893
Broadstone Net Lease, Inc.	11,143	195,782
CTO Realty Growth, Inc.(a)	12,644	228,604
Gladstone Commercial Corp.	16,022	177,203
Total Diversified REITs		1,033,785

Health Care REITs (11.31%)
Community Healthcare Trust, Inc.	13,322	207,557
Global Medical REIT, Inc.(a)	5,468	181,374
Healthcare Realty Trust, Inc.	11,404	207,895
Medical Properties Trust, Inc.	40,758	234,766
Universal Health Realty Income Trust	5,045	205,079
Total Health Care REITs		1,036,671

Hotel & Resort REITs (10.99%)
Apple Hospitality REIT, Inc.	16,628	197,707
Host Hotels & Resorts, Inc.	11,887	209,568
RLJ Lodging Trust(a)	27,337	206,121
Ryman Hospitality Properties, Inc.	2,082	198,685
Summit Hotel Properties, Inc.	36,496	195,619
Total Hotel & Resort REITs		1,007,700

Industrial REITs (11.31%)
Innovative Industrial Properties, Inc.	3,669	181,432
LXP Industrial Trust	4,540	220,190
Plymouth Industrial REIT, Inc.	9,498	208,386
Rexford Industrial Realty, Inc.	4,809	200,102
STAG Industrial, Inc.	5,767	226,528
Total Industrial REITs		1,036,638

Multi-Family Residential REITs (9.13%)
BRT Apartments Corp.(a)	12,969	189,866
Centerspace	3,579	238,934
Elme Communities	12,203	211,844
NexPoint Residential Trust, Inc.	6,181	196,618
Total Multi-Family Residential REITs		837,262

Office REITs (10.00%)
Brandywine Realty Trust(a)	46,034	157,897
City Office REIT, Inc.(a)	30,113	205,069
Easterly Government Properties, Inc.(a)	8,849	192,908
Orion Properties, Inc.(a)	70,148	157,833
Security Description	Shares	Value
Office REITs (continued)
Postal Realty Trust, Inc.	13,089	$203,403
Total Office REITs		917,110

Retail REITs (11.16%)
Getty Realty Corp.	7,394	210,507
NETSTREIT Corp.	11,450	209,879
NNN REIT, Inc.	4,872	201,457
Realty Income Corp.	3,457	199,158
Saul Centers, Inc.	6,494	201,963
Total Retail REITs		1,022,964

Self-Storage REITs (2.10%)
National Storage Affiliates Trust	6,545	192,750

Single-Family Residential REITs (2.27%)
UMH Properties, Inc.	13,762	208,219

Specialized REITs (8.92%)
EPR Properties	3,578	187,022
Gaming and Leisure Properties, Inc.	4,342	189,007
Outfront Media, Inc.	11,049	259,983
VICI Properties, Inc.	6,304	181,682
Total Specialized REITs		817,694

Technology REITs (4.28%)
Crown Castle, Inc.	2,193	200,177
Digital Realty Trust, Inc.	1,200	192,144
Total Technology REITs		392,321

Telecom Tower REITs (4.33%)
American Tower Corp.	1,074	194,684
SBA Communications Corp.	1,041	202,235
Total Telecom Tower REITs		396,919

TOTAL COMMON STOCKS
(Cost $10,246,375)		9,095,894

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.40%)
Money Market Fund (0.67%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $61,208)	3.91%	61,208	$61,208
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ALPS REIT Dividend Dogs ETF

Schedule of Investments	November 30, 2025

	7 Day Yield (continued)	Shares (continued)	Value (continued)
Investments Purchased with Collateral from Securities Loaned (2.74%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.04%
(Cost $251,453)		251,453	$251,453

TOTAL SHORT TERM INVESTMENTS
(Cost $312,661)			312,661

TOTAL INVESTMENTS (102.64%)
(Cost $10,559,036)			$9,408,555
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.64%)			(241,502)
NET ASSETS - 100.00%			$9,167,053

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $800,686.

See Notes to Financial Statements and Financial Highlights.

8 | alpsfunds.com

ALPS ETF Trust

Statements of Assets and Liabilities	November 30, 2025

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF	ALPS REIT Dividend Dogs ETF
ASSETS:
Investments, at value*	$1,252,045,476	$456,071,821	$30,508,486	$9,408,555
Foreign currency, at value (Cost $–, $116,993, $11,339 and $–)	–	116,994	11,365	–
Foreign tax reclaims	–	1,126,122	–	1,364
Dividends receivable	5,772,765	1,032,186	71,934	11,993
Receivable for investments sold	–	115,536	11,323	–
Total Assets	1,257,818,241	458,462,659	30,603,108	9,421,912

LIABILITIES:
Payable for investments purchased	–	115,628	11,336	–
Payable to adviser	363,184	170,883	14,063	3,406
Payable for collateral upon return of securities loaned	2,616,539	36,521,277	1,742,071	251,453
Total Liabilities	2,979,723	36,807,788	1,767,470	254,859
NET ASSETS	$1,254,838,518	$421,654,871	$28,835,638	$9,167,053

NET ASSETS CONSIST OF:
Paid-in capital	$1,292,252,750	$383,550,490	$36,716,505	$20,678,063
Total Distributable earnings/(accumulated losses)	(37,414,232)	38,104,381	(7,880,867)	(11,511,010)
NET ASSETS	$1,254,838,518	$421,654,871	$28,835,638	$9,167,053

INVESTMENTS, AT COST	$1,168,048,212	$376,456,514	$29,002,492	$10,559,036

PRICING OF SHARES:
Net Assets	$1,254,838,518	$421,654,871	$28,835,638	$9,167,053
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	20,734,141	11,250,000	1,200,000	250,000
Net Asset Value, offering and redemption price per share	$60.52	$37.48	$24.03	$36.67

*	Includes $19,555,555, $43,161,881, $2,703,553, and $800,686 respectively of securities on loan.

See Notes to Financial Statements and Financial Highlights.

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ALPS ETF Trust

Statements of Operations	For the Year Ended November 30, 2025

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF	ALPS REIT Dividend Dogs ETF
INVESTMENT INCOME:
Dividend income*	$51,756,551	$16,604,099	$1,386,352	$440,009
Securities lending income	11,092	43,960	32,106	701
Total investment income	51,767,643	16,648,059	1,418,458	440,710

EXPENSES:
Investment adviser fees	4,343,633	1,678,694	160,361	44,393
Total expenses	4,343,633	1,678,694	160,361	44,393
NET INVESTMENT INCOME	47,424,010	14,969,365	1,258,097	396,317

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments(a)	109,246,693	5,724,458	588,457	(8,211)
Net realized loss on foreign currency transactions	–	(41,055)	(24,830)	–
Total net realized gain/(loss)	109,246,693	5,683,403	563,627	(8,211)
Net change in unrealized appreciation/(depreciation) on investments	(125,996,012)	74,715,476	3,064,706	(1,403,427)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	–	85,417	2,115	122
Total net change in unrealized appreciation/(depreciation)	(125,996,012)	74,800,893	3,066,821	(1,403,305)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(16,749,319)	80,484,296	3,630,448	(1,411,516)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,674,691	$95,453,661	$4,888,545	$(1,015,199)
*Net of foreign tax withholding:	$–	$1,980,351	$174,413	$–

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements and Financial Highlights).

See Notes to Financial Statements and Financial Highlights.

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ALPS Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment income	$47,424,010	$46,806,967
Net realized gain/(loss)	109,246,693	(33,976,902)
Net change in unrealized appreciation/(depreciation)	(125,996,012)	301,432,766
Net increase in net assets resulting from operations	30,674,691	314,262,831

Net Equalization (Debits) (Note 2)	(236,761)	(870,038)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(46,142,983)	(47,603,187)
Total distributions	(46,142,983)	(47,603,187)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	58,454,264	22,489,013
Cost of shares redeemed	(67,616,461)	(105,057,796)
Net income equalization (Note 2)	236,761	870,038
Net decrease from share transactions	(8,925,436)	(81,698,745)
Net increase/(decrease) in net assets	(24,630,489)	184,090,861

NET ASSETS:
Beginning of year	1,279,469,007	1,095,378,146
End of year	$1,254,838,518	$1,279,469,007

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	20,909,141	22,484,141
Shares sold	1,000,000	425,000
Shares redeemed	(1,175,000)	(2,000,000)
Shares outstanding, end of year	20,734,141	20,909,141

See Notes to Financial Statements and Financial Highlights.

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ALPS International Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment income	$14,969,365	$13,401,105
Net realized gain	5,683,403	13,896,949
Net change in unrealized appreciation/(depreciation)	74,800,893	(7,897,339)
Net increase in net assets resulting from operations	95,453,661	19,400,715

Net Equalization Credits (Note 2)	2,057,496	827,847

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(14,966,438)	(13,409,585)
Total distributions	(14,966,438)	(13,409,585)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	68,151,601	51,675,875
Cost of shares redeemed	(14,704,243)	(6,612,472)
Net income equalization (Note 2)	(2,057,496)	(827,847)
Net increase from share transactions	51,389,862	44,235,556
Net increase in net assets	133,934,581	51,054,533

NET ASSETS:
Beginning of year	287,720,290	236,665,757
End of year	$421,654,871	$287,720,290

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	9,750,000	8,250,000
Shares sold	2,000,000	1,725,000
Shares redeemed	(500,000)	(225,000)
Shares outstanding, end of year	11,250,000	9,750,000

See Notes to Financial Statements and Financial Highlights.

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ALPS Emerging Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment income	$1,258,097	$1,409,389
Net realized gain	563,627	915,724
Net change in unrealized appreciation/(depreciation)	3,066,821	(318,660)
Net increase in net assets resulting from operations	4,888,545	2,006,453

Net Equalization (Debits) (Note 2)	(17,015)	(15,965)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,751,296)	(1,258,329)
Total distributions	(1,751,296)	(1,258,329)

CAPITAL SHARE TRANSACTIONS:
Cost of shares redeemed	(526,095)	(4,767,074)
Net income equalization (Note 2)	17,015	15,965
Net decrease from share transactions	(509,080)	(4,751,109)
Net increase/(decrease) in net assets	2,611,154	(4,018,950)

NET ASSETS:
Beginning of year	26,224,484	30,243,434
End of year	$28,835,638	$26,224,484

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,225,000	1,450,000
Shares sold	–	–
Shares redeemed	(25,000)	(225,000)
Shares outstanding, end of year	1,200,000	1,225,000

See Notes to Financial Statements and Financial Highlights.

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ALPS REIT Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment income	$396,317	$382,746
Net realized loss	(8,211)	(717,319)
Net change in unrealized appreciation/(depreciation)	(1,403,305)	3,029,621
Net increase/(decrease) in net assets resulting from operations	(1,015,199)	2,695,048

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(470,808)	(463,643)
From tax return of capital	(370,540)	(312,295)
Total distributions	(841,348)	(775,938)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	2,739,584	2,116,950
Cost of shares redeemed	(6,388,463)	(1,019,933)
Net increase/(decrease) from share transactions	(3,648,879)	1,097,017
Net increase/(decrease) in net assets	(5,505,426)	3,016,127

NET ASSETS:
Beginning of year	14,672,479	11,656,352
End of year	$9,167,053	$14,672,479

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	350,000	325,000
Shares sold	75,000	50,000
Shares redeemed	(175,000)	(25,000)
Shares outstanding, end of year	250,000	350,000

See Notes to Financial Statements and Financial Highlights.

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ALPS Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023		For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$61.19	$48.72	$53.58		$50.47	$43.69

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	2.28	2.18	2.06		2.02	1.75
Net realized and unrealized gain/(loss)	(0.73)	12.49	(4.79)		3.11	6.84
Total from investment operations	1.55	14.67	(2.73)		5.13	8.59

DISTRIBUTIONS:
From net investment income	(2.22)	(2.20)	(2.13)		(2.02)	(1.81)
Total distributions	(2.22)	(2.20)	(2.13)		(2.02)	(1.81)

Net increase/(decrease) in net asset value	(0.67)	12.47	(4.86)		3.11	6.78
NET ASSET VALUE, END OF PERIOD	$60.52	$61.19	$48.72		$53.58	$50.47
TOTAL RETURN(b)	2.75%	30.83%	(5.07)%		10.42%	19.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,254,839	$1,279,469	$1,095,378		$1,302,568	$1,134,743

Ratio of expenses to average net assets	0.36%	0.36%	0.37	%(c)	0.40%	0.40%
Ratio of net investment income to average net assets	3.93%	4.01%	4.10%		3.84%	3.43%
Portfolio turnover rate(d)	51%	52%	51%		53%	54%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$(0.01)	$(0.04)	$(0.10)		$0.06	$(0.02)

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Effective April 1, 2023 the Advisory Fee changed from 0.40% to 0.36%.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements and Financial Highlights.

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ALPS International Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$29.51	$28.69	$25.85	$26.47	$24.82

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.48	1.44	1.41	1.15	1.09
Net realized and unrealized gain/(loss)	7.97	0.82	2.80	(0.68)	1.65
Total from investment operations	9.45	2.26	4.21	0.47	2.74

DISTRIBUTIONS:
From net investment income	(1.48)	(1.44)	(1.37)	(1.07)	(1.08)
Tax return of capital	–	–	–	(0.02)	(0.01)
Total distributions	(1.48)	(1.44)	(1.37)	(1.09)	(1.09)

Net increase/(decrease) in net asset value	7.97	0.82	2.84	(0.62)	1.65
NET ASSET VALUE, END OF PERIOD	$37.48	$29.51	$28.69	$25.85	$26.47
TOTAL RETURN(b)	32.86%	7.86%	16.71%	1.92%	10.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$421,655	$287,720	$236,666	$169,951	$157,489

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.46%	4.79%	5.12%	4.43%	3.92%
Portfolio turnover rate(c)	53%	55%	62%	54%	61%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.20	$0.09	$0.21	$0.03	$(0.25)

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements and Financial Highlights.

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ALPS Emerging Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$21.41	$20.86	$21.27	$23.56	$20.96

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.04	1.12	1.39	1.11	1.04
Net realized and unrealized gain/(loss)	3.02	0.43	(0.39)	(2.41)	2.50
Total from investment operations	4.06	1.55	1.00	(1.30)	3.54

DISTRIBUTIONS:
From net investment income	(1.44)	(1.00)	(1.41)	(0.99)	(0.94)
Total distributions	(1.44)	(1.00)	(1.41)	(0.99)	(0.94)

Net increase/(decrease) in net asset value	2.62	0.55	(0.41)	(2.29)	2.60
NET ASSET VALUE, END OF PERIOD	$24.03	$21.41	$20.86	$21.27	$23.56
TOTAL RETURN(b)	19.89%	7.55%	4.88%	(5.20)%	16.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$28,836	$26,224	$30,243	$28,182	$24,742

Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	4.71%	5.22%	6.54%	5.17%	4.32%
Portfolio turnover rate(c)	74%	83%	85%	90%	84%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$(0.01)	$(0.01)	$(0.01)	$0.06	$0.02

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements and Financial Highlights.

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ALPS REIT Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$41.92	$35.87	$41.51	$49.89	$40.49

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	1.15	1.16	1.51	1.49	1.21
Net realized and unrealized gain/(loss)	(3.96)	7.32	(4.62)	(7.86)	10.25
Total from investment operations	(2.81)	8.48	(3.11)	(6.37)	11.46

DISTRIBUTIONS:
From net investment income	(1.36)	(1.44)	(1.46)	(1.51)	(1.36)
Tax return of capital	(1.08)	(0.99)	(1.07)	(0.50)	(0.70)
Total distributions	(2.44)	(2.43)	(2.53)	(2.01)	(2.06)

Net increase/(decrease) in net asset value	(5.25)	6.05	(5.64)	(8.38)	9.40
NET ASSET VALUE, END OF PERIOD	$36.67	$41.92	$35.87	$41.51	$49.89
TOTAL RETURN(b)	(6.59)%	24.51%	(7.16)%	(13.06)%	29.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$9,167	$14,672	$11,656	$20,754	$28,689

Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	3.12%	3.05%	4.09%	3.23%	2.60%
Portfolio turnover rate(c)	54%	57%	89%	85%	78%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

18 | alpsfunds.com

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2025, the Trust consisted of twenty-four separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the ALPS Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index. The investment objective of the ALPS International Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index. The investment objective of the ALPS Emerging Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index. The investment objective of the ALPS REIT Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® REIT Dividend Dogs Index. Each Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of each Fund as a whole. The Funds’ Treasurer is the CODM for each Fund. Each Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that each Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of each Fund, against which the CODM assesses performance.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the “Adviser”) as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

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ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

20 | alpsfunds.com

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2025:

ALPS Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$1,246,088,632	$–	$–	$1,246,088,632
Short Term Investments	5,956,844	–	–	5,956,844
Total	$1,252,045,476	$–	$–	$1,252,045,476

ALPS International Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$418,582,924	$–	$–	$418,582,924
Short Term Investments	37,488,897	–	–	37,488,897
Total	$456,071,821	$–	$–	$456,071,821

ALPS Emerging Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*
Russia	$–	$–	$1,233	$1,233
Other*	28,101,420	–	–	28,101,420
Preferred Stock*	$632,453	$–	$–	$632,453
Short Term Investments	1,773,380	–	–	1,773,380
Total	$30,507,253	$–	$1,233	$30,508,486

ALPS REIT Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$9,095,894	$–	$–	$9,095,894
Short Term Investments	312,661	–	–	312,661
Total	$9,408,555	$–	$–	$9,408,555

*	For a detailed sector/country breakdown, see the accompanying Schedules of Investments.

The Funds, except for the ALPS Emerging Sector Dividend Dogs ETF, did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the twelve months ended November 30, 2025. The Adviser has determined that the value of Level 3 securities is not material; therefore, a reconciliation of assets of the ALPS Emerging Sector Dividend Dogs ETF for Level 3 investments for which significant unobservable inputs were used to determine fair value is not presented for the year ended November 30, 2025.

C. Foreign Securities

The ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of the Fund’s investments or prevent a Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund’s securities may change on the days when investors are not able to purchase the shares of the Funds. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE or NASDAQ. Any use of a different rate from the rates used by the Index may adversely affect a Fund’s ability to track its Index.

21 | alpsfunds.com

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including any amortization of premiums and accretion of discounts. Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

F. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Equalization

The ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, and the ALPS Emerging Sector Dividend Dogs ETF utilize the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Funds’ shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Funds’ shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

H. Foreign Taxes

The ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the Funds invest. These foreign taxes, if any, are paid by these Funds and are disclosed in each Fund’s Statement of Operations. Foreign taxes accrued as of November 30, 2025, if any, are reflected in each Fund’s Statement of Assets and Liabilities.

I. Real Estate Investment Trusts (“REITs”)

As part of its investments in real estate related securities, the ALPS REIT Dividend Dogs ETF (“RDOG”) will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners or unitholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of RDOG’s investment strategy results in RDOG investing in REIT shares, the percentage of RDOG’s dividend income received from REIT shares will likely exceed the percentage of RDOG’s portfolio that is comprised of REIT shares. Distributions received by RDOG from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from RDOG’s investments in REITs are reported to RDOG after the end of the calendar year; accordingly, RDOG estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to RDOG after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

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ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to RDOG’s investments in REITs, RDOG may also make distributions in excess of RDOG’s earnings and capital gains. Distributions, if any, in excess of RDOG’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder.

J. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2025, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions, REIT true-up adjustments and prior year tax return true-ups:

Fund	Paid-in Capital	Total Distributable Earnings
ALPS Sector Dividend Dogs ETF	$10,405,287	$(10,405,287)
ALPS International Sector Dividend Dogs ETF	1,304,713	(1,304,713)
ALPS Emerging Sector Dividend Dogs ETF	48,068	(48,068)
ALPS REIT Dividend Dogs ETF	165,683	(165,683)

The tax character of distributions paid during the fiscal years ended November 30, 2025 and November 30, 2024 was as follows:

Fund	Ordinary Income	Return of Capital
November 30, 2025
ALPS Sector Dividend Dogs ETF	$46,142,983	$–
ALPS International Sector Dividend Dogs ETF	14,966,438	–
ALPS Emerging Sector Dividend Dogs ETF	1,751,296	–
ALPS REIT Dividend Dogs ETF	470,808	370,540

Fund	Ordinary Income	Return of Capital
November 30, 2024
ALPS Sector Dividend Dogs ETF	$47,603,187	$–
ALPS International Sector Dividend Dogs ETF	13,409,585	–
ALPS Emerging Sector Dividend Dogs ETF	1,258,329	–
ALPS REIT Dividend Dogs ETF	463,643	312,295

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2025, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Sector Dividend Dogs ETF	$–	$120,036,877
ALPS International Sector Dividend Dogs ETF	–	41,225,620
ALPS Emerging Sector Dividend Dogs ETF	599,877	8,807,358
ALPS REIT Dividend Dogs ETF	7,093,285	3,160,071

The ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF used capital loss carryovers during the year ended November 30, 2025 in the amounts of $97,932,504, $4,566,754 and $356,547, respectively.

23 | alpsfunds.com

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

As of November 30, 2025, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed net investment income	Accumulated net realized loss on investments	Net unrealized appreciation/ (depreciation) on investments	Total
ALPS Sector Dividend Dogs ETF	$3,227,012	$(120,036,877)	$79,395,633	$(37,414,232)
ALPS International Sector Dividend Dogs ETF	3,740,211	(41,225,620)	75,589,790	38,104,381
ALPS Emerging Sector Dividend Dogs ETF	134,642	(9,407,235)	1,391,726	(7,880,867)
ALPS REIT Dividend Dogs ETF	–	(10,253,356)	(1,257,654)	(11,511,010)

As of November 30, 2025, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS Sector Dividend Dogs ETF	$190,424,352	$(111,028,719)	$–	$79,395,633	$1,172,649,843
ALPS International Sector Dividend Dogs ETF	84,178,527	(8,646,043)	57,306	75,589,790	380,539,337
ALPS Emerging Sector Dividend Dogs ETF	5,019,298	(3,628,779)	1,207	1,391,726	29,117,967
ALPS REIT Dividend Dogs ETF	651,561	(1,909,254)	39	(1,257,654)	10,666,248

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in passive foreign investment companies.

K. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2025, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

L. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

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ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of a Fund’s securities lending agreement and related cash and non-cash collateral received as of November 30, 2025:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Sector Dividend Dogs ETF	$19,555,555	$2,616,539	$17,299,217	$19,915,756
ALPS International Sector Dividend Dogs ETF	43,161,881	36,521,277	8,654,328	45,175,605
ALPS Emerging Sector Dividend Dogs ETF	2,703,553	1,742,071	1,098,761	2,840,832
ALPS REIT Dividend Dogs ETF	800,686	251,453	604,360	855,813

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2025:

ALPS Sector Dividend Dogs ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$2,616,539	$–	$–	$–	$2,616,539
Total Borrowings					2,616,539
Gross amount of recognized liabilities for securities lending (collateral received)					$2,616,539

ALPS International Sector Dividend Dogs ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$36,521,277	$–	$–	$–	$36,521,277
Total Borrowings					36,521,277
Gross amount of recognized liabilities for securities lending (collateral received)					$36,521,277

ALPS Emerging Sector Dividend Dogs ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$1,742,071	$–	$–	$–	$1,742,071
Total Borrowings					1,742,071
Gross amount of recognized liabilities for securities lending (collateral received)					$1,742,071
25 | alpsfunds.com

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

ALPS REIT Dividend Dogs ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$251,453	$–	$–	$–	$251,453
Total Borrowings					251,453
Gross amount of recognized liabilities for securities lending (collateral received)					$251,453

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Sector Dividend Dogs ETF	0.36%
ALPS International Sector Dividend Dogs ETF	0.50%
ALPS Emerging Sector Dividend Dogs ETF	0.60%
ALPS REIT Dividend Dogs ETF	0.35%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Effective April 1, 2025, each Trustee receives (1) a quarterly retainer of $27,500, (2) a per meeting fee of $16,500, (3) $4,000 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $7,000, the Chairman of the Audit Committee receives a quarterly retainer of $4,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,500, each in connection with their respective roles. Prior to April 1, 2025, each Trustee received (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2025, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$617,554,528	$617,285,650
ALPS International Sector Dividend Dogs ETF	176,122,030	175,351,647
ALPS Emerging Sector Dividend Dogs ETF	19,723,059	20,226,667
ALPS REIT Dividend Dogs ETF	6,673,274	6,771,892

For the year ended November 30, 2025, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$58,441,329	$67,605,990
ALPS International Sector Dividend Dogs ETF	66,146,044	14,294,613
ALPS Emerging Sector Dividend Dogs ETF	–	342,894
ALPS REIT Dividend Dogs ETF	2,738,382	6,389,422
26 | alpsfunds.com

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

For the year ended November 30, 2025, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Sector Dividend Dogs ETF	$10,658,014
ALPS International Sector Dividend Dogs ETF	1,411,945
ALPS Emerging Sector Dividend Dogs ETF	49,135
ALPS REIT Dividend Dogs ETF	298,174

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The ALPS Sector Dividend Dogs ETF engaged in cross trades between other funds in the Trust, or other funds to which the Adviser provides advisory services, during the twelve months ended November 30, 2025 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser or sub-adviser. The Board previously adopted procedures that apply to transactions pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2025, were as follows:

	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS Sector Dividend Dogs ETF	$9,906,791	$4,691,105	$728,445

7. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, bank failures, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions and related geopolitical events. In addition, the value of each Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, extreme weather or geological events, natural or man-made disasters or events, country instability, and infectious disease epidemics or pandemics.

8. RECENT ACCOUNTING PRONOUNCEMENT

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments that should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.

9. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

27 | alpsfunds.com

ALPS ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF,

ALPS Emerging Sector Dividend Dogs ETF and ALPS REIT Dividend Dogs ETF

and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF and ALPS REIT Dividend Dogs ETF (the “Funds”), each a series of ALPS ETF Trust, as of November 30, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2025, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2026

28 | alpsfunds.com

ALPS ETF Trust

Additional Information	November 30, 2025 (Unaudited)

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2024:

	Qualified Dividend Income	Dividend Received Deduction	199A
ALPS Sector Dividend Dogs ETF	100.00%	93.81%	0.00%
ALPS International Sector Dividend Dogs ETF	88.49%	0.00%	0.00%
ALPS Emerging Sector Dividend Dogs ETF	39.62%	0.00%	0.00%
ALPS REIT Dividend Dogs ETF	1.29%	0.00%	98.71%

In early 2025, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2024 via Form 1099. The Funds will notify shareholders in early 2026 of amounts paid to them by the Funds, if any, during the calendar year 2025.

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designated the following for the calendar year ended December 31, 2025:

	Foreign Taxes Paid	Foreign Source Income
ALPS International Sector Dividend Dogs ETF	$1,001,337	$18,644,254
ALPS Emerging Sector Dividend Dogs ETF	$168,122	$1,732,037

LICENSING AGREEMENTS

ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, and ALPS REIT Dividend Dogs ETF

The Funds are not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc.SM (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the (i) in the case of SDOG, S-Network Sector Dividend DogsSM, (ii) in the case of IDOG, S-Network International Sector Dividend DogsSM, (iii) in the case of EDOG, S-Network Emerging Sector Dividend Dogs IndexSM, and (iv) in the case of RDOG, S-Network REIT Dividend Dogs IndexSM (each an “Underlying Index”) to track the performance of a market or sector. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

29 | alpsfunds.com

ALPS ETF Trust

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

30 | alpsfunds.com

ALPS ETF Trust

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

31 | alpsfunds.com

ALPS ETF Trust

Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2025:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee (1)	$40,000	$–	$40,000
Edmund J. Burke, Trustee	179,500	–	179,500
Jeremy W. Deems, Trustee	184,500	–	184,500
Rick A. Pederson, Trustee	194,500	–	194,500
Joseph F. Keenan, Trustee	170,500	–	170,500
Susan K. Wold, Trustee	170,500	–	170,500
Laton Spahr, President and Trustee*	–	–	–
Total	$939,500	$–	$939,500

(1)	Effective December 31, 2024, Ms. Anstine retired as Trustee of the Trust.
*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

Pursuant to the Funds’ unitary fee arrangements, the Funds do not pay any Trustee fees. The Trustee fees are paid by the Adviser.

32 | alpsfunds.com

ALPS ETF Trust

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2025 (Unaudited)

At its meetings held on June 4, 2025 and June 18, 2025, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS REIT Dividend Dogs ETF (“RDOG”), ALPS Sector Dividend Dogs ETF (“SDOG”), ALPS International Sector Dividend Dogs ETF (“IDOG”), and ALPS Emerging Sector Dividend Dogs ETF (“EDOG”) (each a “Fund” and collectively “the Funds”). In evaluating the renewal of the Investment Advisory Agreement with respect to each of the Funds, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board, including the Independent Trustees, reviewed information on the performance of each Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable. The Board, including the Independent Trustees, also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board, including the Independent Trustees, noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summaries set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided. The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees reviewed and noted the relatively small sizes of the Funds (other than SDOG) and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Funds. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Funds, known as fall-out benefits.

With respect to each Fund, the Board, including the Independent Trustees, noted the following:

(i) RDOG

The gross management fee rate for RDOG is lower than the median of its FUSE expense group. RDOG’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of RDOG and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to RDOG.

33 | alpsfunds.com

ALPS ETF Trust

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2025 (Unaudited)

(ii) SDOG

The gross management fee rate for SDOG is slightly higher than the median of its FUSE expense group. SDOG’s net expense ratio is slightly lower than the median of its FUSE expense group.

With respect to AAI profitability from SDOG, the Independent Trustees noted SDOG reduced its management fee from 0.40% to 0.36% in April 2023.

(iii) IDOG

The gross management fee rate for IDOG is equal to the median of its FUSE expense group. IDOG’s net expense ratio is equal to the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of IDOG and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to IDOG.

(iv) EDOG

The gross management fee rate for EDOG is equal to the median of its FUSE expense group. EDOG’s net expense ratio is equal to the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of EDOG and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to EDOG.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

34 | alpsfunds.com

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETFs.

SS&C | ALPS ADVISORS

alpsfunds.com | 1-866-759-5679

SS&C | ALPS ADVISORS

FINANCIAL STATEMENTS & OTHER INFORMATION

Annual Report

November 30, 2025

ALPS | O'Shares U.S. Quality Dividend ETF

(NYSE Arca: OUSA)

(NYSE Arca: OUSM)

ALPS | O'Shares Global Internet Giants ETF

(NYSE Arca: OGIG)

(NYSE Arca: OEFA)

An ALPS Advisors Solution

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedules of Investments	1
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	17
Notes to Financial Statements and Financial Highlights	21
Report of Independent Registered Public Accounting Firm	30
Additional Information	31
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	33
Proxy Disclosures for Open-End Management Investment Companies	34
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	35
Statement Regarding Basis for Approval of Investment Advisory Contract	36

alpsfunds.com | 1-866-759-5679

ALPS | O’Shares U.S. Quality Dividend ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
COMMON STOCKS (99.83%)
Aerospace & Defense (1.40%)
General Dynamics Corp.	12,664	$4,326,402
Lockheed Martin Corp.	6,705	3,069,951
Northrop Grumman Corp.	4,316	2,469,831
RTX Corp.	9,250	1,617,918
Total Aerospace & Defense		11,484,102

Air Freight & Logistics (0.47%)
Expeditors International of Washington, Inc.	10,157	1,492,063
United Parcel Service, Inc., Class B	24,418	2,339,001
Total Air Freight & Logistics		3,831,064

Banks (0.73%)
JPMorgan Chase & Co.	19,104	5,981,080

Beverages (1.86%)
Coca-Cola Co.	140,707	10,288,495
PepsiCo, Inc.	33,348	4,960,182
Total Beverages		15,248,677

Biotechnology (1.58%)
AbbVie, Inc.	9,244	2,104,859
Amgen, Inc.	14,931	5,158,063
Gilead Sciences, Inc.	44,991	5,661,668
Total Biotechnology		12,924,590

Building Products (0.29%)
Trane Technologies PLC	5,682	2,394,849

Capital Markets (4.10%)
Blackrock, Inc.	4,348	4,553,660
Cboe Global Markets, Inc.	22,466	5,800,047
Moody's Corp.	17,176	8,429,638
MSCI, Inc.	9,678	5,455,682
S&P Global, Inc.	11,077	5,525,540
T Rowe Price Group, Inc.	36,919	3,779,767
Total Capital Markets		33,544,334

Commercial Services & Supplies (0.75%)
Cintas Corp.	11,916	2,216,614
Republic Services, Inc.	4,915	1,066,850
Waste Management, Inc.	12,943	2,819,892
Total Commercial Services & Supplies		6,103,356

Communications Equipment (3.64%)
Cisco Systems, Inc.	302,009	23,236,572
Motorola Solutions, Inc.	17,679	6,535,573
Total Communications Equipment		29,772,145

Consumer Staples Distribution & Retail (1.36%)
Costco Wholesale Corp.	5,322	4,862,126

Security Description	Shares	Value
Consumer Staples Distribution & Retail (continued)
Walmart, Inc.	56,817	$6,278,847
Total Consumer Staples Distribution & Retail		11,140,973

Diversified Telecommunication Services (1.39%)
AT&T, Inc.	137,244	3,571,089
Verizon Communications, Inc.	189,115	7,774,518
Total Diversified Telecommunication Services		11,345,607

Electrical Equipment (0.49%)
AMETEK, Inc.	6,780	1,341,694
Eaton Corp. PLC	7,698	2,662,661
Total Electrical Equipment		4,004,355

Electronic Equipment, Instruments & Components (0.90%)
Amphenol Corp., Class A	52,173	7,351,176

Entertainment (0.35%)
Walt Disney Co.	27,559	2,879,089

Financial Services (9.39%)
Mastercard, Inc., Class A	68,305	37,603,952
Visa, Inc., Class A	117,071	39,153,225
Total Financial Services		76,757,177

Food Products (0.31%)
General Mills, Inc.	9,489	449,304
Hershey Co.	5,771	1,085,410
Mondelez International, Inc., Class A	17,374	1,000,221
Total Food Products		2,534,935

Ground Transportation (1.46%)
CSX Corp.	59,974	2,120,681
Norfolk Southern Corp.	6,760	1,974,528
Union Pacific Corp.	33,862	7,850,228
Total Ground Transportation		11,945,437

Health Care Equipment & Supplies (3.25%)
Abbott Laboratories	182,419	23,513,808
Medtronic PLC	18,463	1,944,708
Stryker Corp.	2,942	1,092,012
Total Health Care Equipment & Supplies		26,550,528

Health Care Providers & Services (0.68%)
Cigna Group	2,470	684,882
Elevance Health, Inc.	3,008	1,017,486
UnitedHealth Group, Inc.	11,648	3,841,161
Total Health Care Providers & Services		5,543,529

1 | November 30, 2025

ALPS | O’Shares U.S. Quality Dividend ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
Hotels, Restaurants & Leisure (4.73%)
Booking Holdings, Inc.	345	$1,695,568
McDonald's Corp.	99,906	31,152,689
Starbucks Corp.	22,744	1,981,230
Yum! Brands, Inc.	25,309	3,877,592
Total Hotels, Restaurants & Leisure		38,707,079

Household Durables (0.24%)
Garmin, Ltd.	9,945	1,942,457

Household Products (2.30%)
Colgate-Palmolive Co.	35,470	2,851,433
Kimberly-Clark Corp.	12,796	1,396,300
Procter & Gamble Co.	97,985	14,517,458
Total Household Products		18,765,191

Industrial Conglomerates (0.86%)
3M Co.	15,050	2,589,353
Honeywell International, Inc.	23,110	4,441,510
Total Industrial Conglomerates		7,030,863

Insurance (4.57%)
Allstate Corp.	26,390	5,620,542
Chubb, Ltd.	20,957	6,207,044
Marsh & McLennan Cos., Inc.	116,611	21,392,289
Travelers Cos., Inc.	14,355	4,204,005
Total Insurance		37,423,880

Interactive Media & Services (6.96%)
Alphabet, Inc., Class A	167,289	53,562,591
Meta Platforms, Inc., Class A	5,115	3,314,264
Total Interactive Media & Services		56,876,855

IT Services (4.91%)
Accenture PLC, Class A	122,172	30,543,000
Cognizant Technology Solutions Corp., Class A	81,481	6,331,889
International Business Machines Corp.	10,797	3,331,738
Total IT Services		40,206,627

Machinery (3.53%)
Caterpillar, Inc.	9,252	5,326,932
Cummins, Inc.	6,527	3,250,315
Dover Corp.	8,755	1,622,126
Graco, Inc.	13,249	1,092,248
Illinois Tool Works, Inc.	32,397	8,075,923
Otis Worldwide Corp.	35,040	3,113,304
PACCAR, Inc.	18,440	1,943,945
Parker-Hannifin Corp.	2,460	2,119,782
Snap-on, Inc.	6,850	2,329,343
Total Machinery		28,873,918

Media (2.12%)
Comcast Corp., Class A	649,961	17,347,459

Security Description	Shares	Value
Personal Care Products (0.05%)
Kenvue, Inc.	24,286	$421,362

Pharmaceuticals (8.53%)
Bristol-Myers Squibb Co.	31,640	1,556,688
Eli Lilly & Co.	4,535	4,877,256
Johnson & Johnson	183,011	37,868,636
Merck & Co., Inc.	202,677	21,246,630
Pfizer, Inc.	51,445	1,324,194
Zoetis, Inc.	22,954	2,942,244
Total Pharmaceuticals		69,815,648

Professional Services (1.87%)
Automatic Data Processing, Inc.	32,500	8,297,250
Broadridge Financial Solutions, Inc.	5,860	1,336,607
Paychex, Inc.	41,856	4,674,897
Verisk Analytics, Inc.	4,482	1,008,764
Total Professional Services		15,317,518

Semiconductors & Semiconductor Equipment (2.41%)
QUALCOMM, Inc.	43,087	7,242,494
Texas Instruments, Inc.	73,998	12,451,643
Total Semiconductors & Semiconductor Equipment		19,694,137

Software (5.08%)
Microsoft Corp.	80,266	39,491,675
Salesforce, Inc.	9,000	2,074,860
Total Software		41,566,535

Specialty Retail (8.76%)
Home Depot, Inc.	94,973	33,897,764
Lowe's Cos., Inc.	54,506	13,216,615
Ross Stores, Inc.	16,840	2,969,902
TJX Cos., Inc.	142,197	21,602,568
Total Specialty Retail		71,686,849

Technology Hardware, Storage & Peripherals (5.95%)
Apple, Inc.	174,809	48,745,489

Tobacco (1.07%)
Altria Group, Inc.	84,063	4,960,558
Philip Morris International, Inc.	24,055	3,788,181
Total Tobacco		8,748,739

Trading Companies & Distributors (0.73%)
Fastenal Co.	98,192	3,966,957
WW Grainger, Inc.	2,088	1,980,739
Total Trading Companies & Distributors		5,947,696

2 | November 30, 2025

ALPS | O’Shares U.S. Quality Dividend ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
Wireless Telecommunication Services (0.76%)
T-Mobile US, Inc.	29,864	$6,241,875

TOTAL COMMON STOCKS
(Cost $655,997,576)		816,697,180

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.11%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	3.91%	887,680	$887,680

TOTAL SHORT TERM INVESTMENTS
(Cost $887,680)			887,680

TOTAL INVESTMENTS (99.94%)
(Cost $656,885,256)			$817,584,860
OTHER ASSETS IN EXCESS OF LIABILITIES (0.06%)			475,644
NET ASSETS - 100.00%			$818,060,504

See Notes to the Financial Statements and Financial Highlights.

3 | November 30, 2025

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
COMMON STOCKS (99.78%)
Automobile Components (2.80%)
Gentex Corp.	679,303	$15,508,488
Lear Corp.	92,826	9,965,799
Total Automobile Components		25,474,287

Beverages (0.59%)
Molson Coors Beverage Co., Class B	115,544	5,373,952

Building Products (3.87%)
A O Smith Corp.	259,742	17,137,776
Armstrong World Industries, Inc.	32,326	6,133,535
Simpson Manufacturing Co., Inc.	27,683	4,633,581
UFP Industries, Inc.	78,996	7,345,838
Total Building Products		35,250,730

Capital Markets (9.35%)
Artisan Partners Asset Management, Inc., Class A	139,561	5,788,990
Cohen & Steers, Inc.	91,577	5,792,245
Diamond Hill Investment Group, Inc.	20,526	2,422,068
Evercore, Inc., Class A	14,021	4,487,701
Federated Hermes, Inc.	271,734	13,632,895
Houlihan Lokey, Inc.	82,874	14,536,101
Lazard, Inc., Class A	85,182	4,301,691
MarketAxess Holdings, Inc.	30,597	5,014,542
Moelis & Co., Class A	75,308	4,832,514
PJT Partners, Inc.	15,627	2,625,492
SEI Investments Co.	219,886	17,779,983
Victory Capital Holdings, Inc.	62,151	3,908,676
Total Capital Markets		85,122,898

Commercial Services & Supplies (2.74%)
Brady Corp., Class A	107,240	8,390,458
Ennis, Inc.	191,320	3,336,621
MSA Safety, Inc.	81,614	13,164,338
Total Commercial Services & Supplies		24,891,417

Consumer Finance (0.76%)
FirstCash Holdings, Inc.	43,414	6,877,212

Consumer Staples Distribution & Retail (0.39%)
Albertsons Cos., Inc.	142,186	2,606,269
PriceSmart, Inc.	7,916	974,460
Total Consumer Staples Distribution & Retail		3,580,729

Distributors (1.91%)
LKQ Corp.	586,240	17,405,466

Diversified Consumer Services (4.31%)
ADT, Inc.	520,424	4,293,498

Security Description	Shares	Value
Diversified Consumer Services (continued)
Graham Holdings Co., Class B	3,288	$3,638,172
H&R Block, Inc.	370,211	15,593,287
Service Corp. International	197,341	15,674,796
Total Diversified Consumer Services		39,199,753

Electric Utilities (1.58%)
ALLETE, Inc.	26,500	1,791,930
IDACORP, Inc.	21,022	2,770,279
MGE Energy, Inc.	14,023	1,161,385
OGE Energy Corp.	98,429	4,506,079
Otter Tail Corp.	21,903	1,800,427
Portland General Electric Co.	46,596	2,368,009
Total Electric Utilities		14,398,109

Electronic Equipment, Instruments & Components (6.68%)
Avnet, Inc.	356,660	16,944,917
Badger Meter, Inc.	73,671	13,153,220
Littelfuse, Inc.	44,337	11,351,159
TD SYNNEX Corp.	126,672	19,314,946
Total Electronic Equipment, Instruments & Components		60,764,242

Financial Services (9.04%)
Enact Holdings, Inc.	139,942	5,417,155
Essent Group, Ltd.	300,322	18,848,209
MGIC Investment Corp.	667,324	18,918,635
Radian Group, Inc.	543,480	19,320,714
Western Union Co.(a)	2,243,632	19,721,525
Total Financial Services		82,226,238

Food Products (3.78%)
Bunge Global SA	88,570	8,508,921
Cal-Maine Foods, Inc.	55,820	4,650,922
Campbell's Company	80,892	2,465,588
Conagra Brands, Inc.	378,204	6,750,941
Flowers Foods, Inc.	149,827	1,607,644
Fresh Del Monte Produce, Inc.	22,844	825,582
Ingredion, Inc.	57,444	6,177,528
J & J Snack Foods Corp.	8,291	765,674
Lamb Weston Holdings, Inc.	12,860	759,512
Marzetti Company	11,360	1,896,438
Total Food Products		34,408,750

Gas Utilities (1.72%)
Chesapeake Utilities Corp.	7,343	1,021,118
National Fuel Gas Co.	32,430	2,673,854
New Jersey Resources Corp.	68,036	3,271,170
Northwest Natural Holding Co.	15,778	780,538
ONE Gas, Inc.	24,137	2,021,232
Southwest Gas Holdings, Inc.	14,654	1,217,015
Spire, Inc.	22,981	2,037,495
UGI Corp.	64,922	2,567,665
Total Gas Utilities		15,590,087

4 | November 30, 2025

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
Ground Transportation (1.29%)
Landstar System, Inc.	89,823	$11,752,441

Health Care Providers & Services (6.49%)
Chemed Corp.	42,145	18,509,663
Encompass Health Corp.	152,200	17,688,684
National HealthCare Corp.	167,332	22,805,678
Total Health Care Providers & Services		59,004,025

Hotels, Restaurants & Leisure (5.97%)
Choice Hotels International, Inc.	38,467	3,510,498
Texas Roadhouse, Inc.	115,453	20,233,138
Vail Resorts, Inc.(a)	107,067	15,011,864
Wendy's Co.	605,686	5,118,047
Wyndham Hotels & Resorts, Inc.	143,600	10,511,520
Total Hotels, Restaurants & Leisure		54,385,067

Household Durables (1.19%)
Meritage Homes Corp.	61,916	4,524,821
Toll Brothers, Inc.	44,926	6,282,003
Total Household Durables		10,806,824

Household Products (0.23%)
Energizer Holdings, Inc.(a)	20,970	382,283
Reynolds Consumer Products, Inc.	37,851	945,518
WD-40 Co.	3,803	744,627
Total Household Products		2,072,428

Insurance (2.83%)
Primerica, Inc.	70,336	18,098,859
RLI Corp.	124,122	7,653,363
Total Insurance		25,752,222

IT Services (1.90%)
Amdocs, Ltd.	226,163	17,296,946

Machinery (12.11%)
Allison Transmission Holdings, Inc.	158,956	14,093,039
Crane Co.	27,479	5,035,527
Donaldson Co., Inc.	236,474	21,259,012
Federal Signal Corp.	35,648	4,063,872
Franklin Electric Co., Inc.	85,346	8,120,672
ITT, Inc.	90,218	16,614,547
Lincoln Electric Holdings, Inc.	79,475	19,028,698
Mueller Industries, Inc.	123,709	13,591,908
Watts Water Technologies, Inc., Class A	30,386	8,382,890
Total Machinery		110,190,165

Media (3.57%)
New York Times Co., Class A	255,338	16,469,302
Nexstar Media Group, Inc.	46,830	8,997,916

Security Description	Shares	Value
Media (continued)
TEGNA, Inc.	360,445	$7,035,886
Total Media		32,503,104

Multi-Utilities (0.60%)
Avista Corp.	32,485	1,344,229
Black Hills Corp.	31,010	2,288,228
Northwestern Energy Group, Inc.	26,967	1,863,150
Total Multi-Utilities		5,495,607

Pharmaceuticals (2.31%)
Royalty Pharma PLC, Class A	525,860	21,044,917

Professional Services (1.98%)
Exponent, Inc.	113,986	8,241,188
Korn Ferry	148,862	9,790,654
Total Professional Services		18,031,842

Semiconductors & Semiconductor Equipment (1.87%)
Skyworks Solutions, Inc.	258,422	17,042,931

Software (3.56%)
Dolby Laboratories, Inc., Class A	267,632	18,051,778
InterDigital, Inc.(a)	40,070	14,335,043
Total Software		32,386,821

Specialty Retail (1.50%)
Dick's Sporting Goods, Inc.	23,815	4,919,465
Murphy USA, Inc.	9,916	3,818,354
Penske Automotive Group, Inc.	30,432	4,921,463
Total Specialty Retail		13,659,282

Textiles, Apparel & Luxury Goods (1.16%)
Columbia Sportswear Co.	68,983	3,705,077
Ralph Lauren Corp.	18,610	6,836,011
Total Textiles, Apparel & Luxury Goods		10,541,088

Tobacco (0.06%)
Universal Corp.	10,532	555,668

Trading Companies & Distributors (0.84%)
Applied Industrial
Technologies, Inc.	29,455	7,623,543

Water Utilities (0.80%)
American States Water Co.	17,791	1,312,442
California Water Service Group	19,093	866,249
Essential Utilities, Inc.	128,841	5,100,816
Total Water Utilities		7,279,507

TOTAL COMMON STOCKS
(Cost $878,789,583)		907,988,298

5 | November 30, 2025

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF
Schedule of Investments	November 30, 2025

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (4.55%)
Money Market Fund (0.07%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $617,875)	3.91%	617,875	$617,875

Investments Purchased with Collateral from Securities Loaned (4.48%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.04%
(Cost $40,784,325)		40,784,325	$40,784,325
TOTAL SHORT TERM INVESTMENTS
(Cost $41,402,200)			41,402,200

TOTAL INVESTMENTS (104.33%)
(Cost $920,191,783)			$949,390,498
LIABILITIES IN EXCESS OF OTHER ASSETS (-4.33%)			(39,432,441)
NET ASSETS - 100.00%			$909,958,057

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $42,069,447.

See Notes to the Financial Statements and Financial Highlights.

6 | November 30, 2025

ALPS | O’Shares Global Internet Giants ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
COMMON STOCKS (100.01%)
Broadline Retail (12.36%)
Alibaba Group Holding, Ltd., Sponsored ADR	7,764	$1,221,277
Amazon.com, Inc.(a)	37,125	8,658,293
JD.com, Inc., ADR	16,254	484,857
MercadoLibre, Inc.(a)	1,410	2,921,210
Naspers, Ltd.	27,348	1,710,220
PDD Holdings, Inc., ADR(a)	29,215	3,391,277
Total Broadline Retail		18,387,134

Diversified Consumer Services (1.01%)
Duolingo, Inc.(a)	7,823	1,497,400

Entertainment (8.10%)
Live Nation Entertainment, Inc.(a)	6,383	839,045
NetEase, Inc., ADR	5,713	788,680
Netflix, Inc.(a)	28,750	3,092,925
ROBLOX Corp., Class A(a)	21,932	2,084,198
Spotify Technology SA(a)	3,267	1,956,508
Take-Two Interactive Software, Inc.(a)	8,099	1,992,921
Tencent Music Entertainment Group, ADR	70,036	1,292,164
Total Entertainment		12,046,441

Ground Transportation (2.95%)
Grab Holdings, Ltd.(a)	356,707	1,944,053
Uber Technologies, Inc.(a)	27,950	2,446,743
Total Ground Transportation		4,390,796

Health Care Technology (0.75%)
Veeva Systems, Inc., Class A(a)	4,621	1,110,380

Hotels, Restaurants & Leisure (4.93%)
Airbnb, Inc., Class A(a)	8,015	937,675
Booking Holdings, Inc.	235	1,154,952
DoorDash, Inc., Class A(a)	10,664	2,115,418
Meituan, Class B(a)(b)(c)	115,417	1,519,493
Trip.com Group, Ltd., ADR	22,940	1,603,965
Total Hotels, Restaurants & Leisure		7,331,503

Interactive Media & Services (17.38%)
Alphabet, Inc., Class A	33,154	10,615,248
Kuaishou Technology(b)(c)	101,300	882,154
Meta Platforms, Inc., Class A	12,754	8,263,954
Pinterest, Inc., Class A(a)	39,359	1,028,057
Reddit, Inc.(a)	10,379	2,246,742
Tencent Holdings, Ltd.	36,017	2,828,845
Total Interactive Media & Services		25,865,000

IT Services (7.76%)
Cloudflare, Inc., Class A(a)	12,850	2,572,699
MongoDB, Inc.(a)	5,377	1,787,153
Shopify, Inc., Class A(a)	24,309	3,856,380

Security Description	Shares	Value
IT Services (continued)
Snowflake, Inc., Class A(a)	13,254	$3,329,935
Total IT Services		11,546,167

Media (1.01%)
Trade Desk, Inc., Class A(a)	37,797	1,495,249

Professional Services (0.67%)
Paychex, Inc.	8,877	991,472

Real Estate Management & Development (1.82%)
CoStar Group, Inc.(a)	20,210	1,390,448
Zillow Group, Inc.(a)	17,745	1,319,873
Total Real Estate Management & Development		2,710,321

Software (41.27%)
Adobe, Inc.(a)	3,229	1,033,700
AppLovin Corp., Class A(a)	5,949	3,566,307
Atlassian Corp., Class A(a)	11,910	1,780,783
Crowdstrike Holdings, Inc., Class A(a)	6,595	3,357,910
CyberArk Software, Ltd.(a)	4,419	2,026,509
Datadog, Inc., Class A(a)	16,676	2,668,327
Fair Isaac Corp.(a)	991	1,789,578
Fortinet, Inc.(a)	15,344	1,244,859
Guidewire Software, Inc.(a)	6,707	1,448,578
HubSpot, Inc.(a)	3,515	1,291,130
Intuit, Inc.	3,420	2,168,554
Microsoft Corp.	19,120	9,407,230
Nutanix, Inc.(a)	17,985	859,683
Oracle Corp.	18,782	3,793,025
Palantir Technologies, Inc., Class A(a)	33,112	5,577,715
Palo Alto Networks, Inc.(a)	9,381	1,783,610
Rubrik, Inc.(a)	31,750	2,200,910
Salesforce, Inc.	6,647	1,532,399
Samsara, Inc., Class A(a)	61,500	2,338,845
SAP SE	6,811	1,648,199
ServiceNow, Inc.(a)	3,212	2,609,461
WiseTech Global, Ltd.(d)	40,525	1,938,675
Workday, Inc., Class A(a)	6,520	1,405,842
Xero, Ltd.(a)	22,445	1,797,665
Zscaler, Inc.(a)	8,482	2,133,223
Total Software		61,402,717

TOTAL COMMON STOCKS
(Cost $105,244,875)		148,774,580

7 | November 30, 2025

ALPS | O’Shares Global Internet Giants ETF

Schedule of Investments	November 30, 2025

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.24%)
Money Market Fund (0.01%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $15,983)	3.91%	15,983	$15,983

Investments Purchased with Collateral from Securities Loaned (1.23%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.04%
(Cost $1,827,247)		1,827,247	$1,827,247
TOTAL SHORT TERM INVESTMENTS
(Cost $1,843,230)			1,843,230

TOTAL INVESTMENTS (101.25%)
(Cost $107,088,105)			$150,617,810
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.25%)			(1,864,227)
NET ASSETS - 100.00%			$148,753,583

(a)	Non-income producing security.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $2,401,647, representing 1.61% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2025, the market value of those securities was $2,401,647, representing 1.61% of net assets.
(d)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $1,744,653.

See Notes to the Financial Statements and Financial Highlights.

8 | November 30, 2025

ALPS | O’Shares International Developed Quality Dividend ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
COMMON STOCKS (99.19%)
Aerospace & Defense (5.02%)
Airbus SE	2,000	$474,467
Rolls-Royce Holdings PLC	40,105	566,968
Safran SA	3,138	1,057,032
Total Aerospace & Defense		2,098,467

Automobiles (3.83%)
Ferrari NV(a)	1,981	776,484
Toyota Motor Corp.	41,000	822,336
Total Automobiles		1,598,820

Banks (7.45%)
Commonwealth Bank of Australia(a)	10,512	1,050,325
HSBC Holdings PLC	91,883	1,301,633
Nordea Bank Abp	43,194	764,267
Total Banks		3,116,225

Biotechnology (0.75%)
CSL, Ltd.(a)	2,579	314,778

Broadline Retail (5.23%)
Dollarama, Inc.(a)	4,648	665,045
Prosus NV	15,460	973,370
Wesfarmers, Ltd.	10,257	550,223
Total Broadline Retail		2,188,638

Capital Markets (3.85%)
3i Group PLC	16,471	688,526
Brookfield Asset Management, Ltd., Class A	17,415	918,467
Total Capital Markets		1,606,993

Consumer Staples Distribution & Retail (1.53%)
Alimentation Couche-Tard, Inc.	11,728	640,594

Diversified Telecommunication Services (2.32%)
Deutsche Telekom AG	30,076	968,786

Electric Utilities (2.90%)
Iberdrola SA	57,479	1,212,861

Electrical Equipment (5.02%)
ABB, Ltd.	14,640	1,052,199
Schneider Electric SE	3,912	1,048,575
Total Electrical Equipment		2,100,774

Electronic Equipment, Instruments & Components (2.03%)
Keyence Corp.	2,500	850,484

Security Description	Shares	Value
Entertainment (1.75%)
Nintendo Co., Ltd.	8,600	$731,142

Food Products (3.24%)
Nestle SA	13,655	1,357,339

Ground Transportation (1.94%)
Canadian National Railway Co.	8,462	810,384

Health Care Equipment & Supplies (2.32%)
Alcon AG	2,520	200,383
EssilorLuxottica SA	1,272	455,630
Hoya Corp.	2,100	315,259
Total Health Care Equipment & Supplies		971,272

Household Durables (1.76%)
Sony Group Corp.	25,200	738,069

Industrial Conglomerates (4.99%)
Hitachi Ltd.	28,800	915,965
Siemens AG	4,419	1,170,627
Total Industrial Conglomerates		2,086,592

Machinery (2.29%)
Atlas Copco AB(a)	56,510	958,877

Personal Care Products (4.94%)
L'Oreal SA	2,305	1,004,581
Unilever PLC	17,657	1,062,047
Total Personal Care Products		2,066,628

Pharmaceuticals (11.99%)
AstraZeneca PLC	4,742	877,144
GSK PLC	9,097	215,666
Novartis AG	9,992	1,299,917
Novo Nordisk A/S, Class B	16,877	831,231
Roche Holding AG	3,037	1,162,463
Sanofi SA	6,314	628,316
Total Pharmaceuticals		5,014,737

Professional Services (6.08%)
Experian PLC	13,663	600,987
Recruit Holdings Co., Ltd.	16,100	825,176
RELX PLC	20,048	804,351
Wolters Kluwer NV	2,938	312,274
Total Professional Services		2,542,788

Semiconductors & Semiconductor Equipment (4.40%)
ASML Holding NV	1,759	1,843,887

Software (4.06%)
Constellation Software, Inc.	177	428,393
SAP SE	5,277	1,276,985
Total Software		1,705,378

9 | November 30, 2025

ALPS | O’Shares International Developed Quality Dividend ETF
Schedule of Investments	November 30, 2025

Security Description	Shares	Value
Specialty Retail (3.06%)
Fast Retailing Co., Ltd.	2,000	$731,603
Industria de Diseno Textil SA(a)	9,826	550,126
Total Specialty Retail		1,281,729

Textiles, Apparel & Luxury Goods (4.42%)
Hermes International SCA	309	752,950
LVMH Moet Hennessy Louis Vuitton SE	1,491	1,099,465
Total Textiles, Apparel & Luxury Goods		1,852,415

Trading Companies & Distributors (2.02%)
ITOCHU Corp.(a)	14,100	844,889

TOTAL COMMON STOCKS
(Cost $36,821,407)		41,503,546

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (9.97%)
Money Market Fund (0.06%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $23,697)	3.91%	23,697	$23,697

Investments Purchased with Collateral from Securities Loaned (9.91%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.04%
(Cost $4,148,047)		4,148,047	4,148,047

TOTAL SHORT TERM INVESTMENTS
(Cost $4,171,744)			4,171,744

TOTAL INVESTMENTS (109.16%)
(Cost $40,993,151)			$45,675,290
LIABILITIES IN EXCESS OF OTHER ASSETS (-9.16%)			(3,832,882)
NET ASSETS - 100.00%			$41,842,408

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $4,467,824.

See Notes to the Financial Statements and Financial Highlights.

10 | November 30, 2025

ALPS ETF Trust

Statements of Assets and Liabilities	November 30, 2025

	ALPS | O'Shares U.S. Quality Dividend ETF	ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	ALPS | O'Shares Global Internet Giants ETF	ALPS | O'Shares International Developed Quality Dividend ETF
ASSETS:
Investments, at value(a)	$817,584,860	$949,390,498	$150,617,810	$45,675,290
Foreign Currency, at value (Cost $–, $–, $– and $481)	–	–	–	481
Dividends receivable	792,895	1,698,430	17,683	45,307
Tax reclaims receivable	–	12,246	5,565	287,641
Receivable for investments sold	–	–	–	818,989
Total Assets	818,377,755	951,101,174	150,641,058	46,827,708

LIABILITIES:
Payable to custodian for overdraft	–	–	31	–
Payable to adviser	317,251	358,792	60,197	16,814
Payable for capital shares redeemed	–	–	–	820,439
Payable for collateral upon return of securities loaned	–	40,784,325	1,827,247	4,148,047
Total Liabilities	317,251	41,143,117	1,887,475	4,985,300
NET ASSETS	$818,060,504	$909,958,057	$148,753,583	$41,842,408

NET ASSETS CONSIST OF:
Paid-in capital	$689,412,694	$898,540,906	$301,030,078	$45,313,109
Total distributable earnings/(accumulated losses)	128,647,810	11,417,151	(152,276,495)	(3,470,701)
NET ASSETS	$818,060,504	$909,958,057	$148,753,583	$41,842,408

INVESTMENTS, AT COST	$656,885,256	$920,191,783	$107,088,105	$40,993,151

PRICING OF SHARES
Net Assets	$818,060,504	$909,958,057	$148,753,583	$41,842,408
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	14,225,000	20,754,000	2,800,000	1,275,000
Net Asset Value, offering and redemption price per share	$57.51	$43.84	$53.13	$32.82

(a)	Includes $-, $42,069,447, $1,744,653 and $4,467,824 of securities on loan.

See Notes to the Financial Statements and Financial Highlights.

11 | November 30, 2025

ALPS ETF Trust

Statements of Operations	For the Year Ended November 30, 2025

	ALPS | O'Shares U.S. Quality Dividend ETF	ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	ALPS | O'Shares Global Internet Giants ETF	ALPS | O'Shares International Developed Quality Dividend ETF
INVESTMENT INCOME:
Dividends*	$15,615,521	$21,751,971	$366,033	$900,248
Securities Lending Income	76	19,376	1,391	2,651
Total Investment Income	15,615,597	21,771,347	367,424	902,899

EXPENSES:
Investment adviser fees	3,883,314	4,368,763	710,506	183,889
Total Expenses	3,883,314	4,368,763	710,506	183,889
NET INVESTMENT INCOME/(LOSS)	11,732,283	17,402,584	(343,082)	719,010

REALIZED AND UNREALIZED GAIN/LOSS
Net realized gain on investments(a)	39,065,509	24,934,400	14,524,335	2,554,302
Net realized gain/(loss) on foreign currency transactions	–	–	25,500	(5,373)
Total net realized gain	39,065,509	24,934,400	14,549,835	2,548,929
Net change in unrealized appreciation/(depreciation) on investments	(9,594,560)	(83,936,337)	3,235,849	2,331,873
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	–	–	513	26,479
Total net change in unrealized appreciation/(depreciation)	(9,594,560)	(83,936,337)	3,236,362	2,358,352
NET REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS	29,470,949	(59,001,937)	17,786,197	4,907,281
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,203,232	$(41,599,353)	$17,443,115	$5,626,291
*Net of foreign tax withholding.	$–	$9,185	$9,682	$113,888

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements and Financial Highlights).

See Notes to the Financial Statements and Financial Highlights.

12 | November 30, 2025

ALPS | O’Shares U.S. Quality Dividend ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment income	$11,732,283	$11,723,718
Net realized gain	39,065,509	81,467,840
Net change in unrealized appreciation/depreciation	(9,594,560)	86,566,408
Net increase in net assets resulting from operations	41,203,232	179,757,966

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(11,744,042)	(12,150,470)
Total distributions	(11,744,042)	(12,150,470)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	55,132,008	131,293,184
Cost of shares redeemed	(88,710,857)	(132,933,611)
Net decrease from capital share transactions	(33,578,849)	(1,640,427)
Net increase/(decrease) in net assets	(4,119,659)	165,967,069

NET ASSETS:
Beginning of year	822,180,163	656,213,094
End of year	$818,060,504	$822,180,163

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	14,825,000	14,775,000
Shares sold	1,000,000	2,575,000
Shares redeemed	(1,600,000)	(2,525,000)
Shares outstanding, end of year	14,225,000	14,825,000

See Notes to the Financial Statements and Financial Highlights.

13 | November 30, 2025

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment income	$17,402,584	$9,572,979
Net realized gain	24,934,400	55,188,441
Net change in unrealized appreciation/depreciation	(83,936,337)	95,906,052
Net increase/(decrease) in net assets resulting from operations	(41,599,353)	160,667,472

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(17,530,692)	(9,548,300)
Total distributions	(17,530,692)	(9,548,300)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	268,390,801	497,341,585
Cost of shares redeemed	(161,952,406)	(177,690,807)
Net increase from capital share transactions	106,438,395	319,650,778
Net increase in net assets	47,308,350	470,769,950

NET ASSETS:
Beginning of year	862,649,707	391,879,757
End of year	$909,958,057	$862,649,707

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	18,404,000	10,804,000
Shares sold	6,125,000	11,650,000
Shares redeemed	(3,775,000)	(4,050,000)
Shares outstanding, end of year	20,754,000	18,404,000

See Notes to the Financial Statements and Financial Highlights.

14 | November 30, 2025

ALPS | O’Shares Global Internet Giants ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment loss	$(343,082)	$(274,377)
Net realized gain	14,549,835	1,640,489
Net change in unrealized appreciation/depreciation	3,236,362	40,772,793
Net increase in net assets resulting from operations	17,443,115	42,138,905

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	15,178,239	11,587,640
Cost of shares redeemed	(18,978,122)	(54,926,483)
Net decrease from capital share transactions	(3,799,883)	(43,338,843)
Net increase/(decrease) in net assets	13,643,232	(1,199,938)

NET ASSETS:
Beginning of year	135,110,351	136,310,289
End of year	$148,753,583	$135,110,351

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,850,000	3,950,000
Shares sold	325,000	325,000
Shares redeemed	(375,000)	(1,425,000)
Shares outstanding, end of year	2,800,000	2,850,000

See Notes to the Financial Statements and Financial Highlights.

15 | November 30, 2025

ALPS | O’Shares International Developed Quality Dividend ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment income	$719,010	$893,550
Net realized gain	2,548,929	2,435,167
Net change in unrealized appreciation/depreciation	2,358,352	417,582
Net increase in net assets resulting from operations	5,626,291	3,746,299

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,475,315)	(1,395,572)
Total distributions	(1,475,315)	(1,395,572)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	4,885,933	3,762,013
Cost of shares redeemed	(2,365,481)	(7,357,597)
Net increase/(decrease) from capital share transactions	2,520,452	(3,595,584)
Net increase/(decrease) in net assets	6,671,428	(1,244,857)

NET ASSETS:
Beginning of year	35,170,980	36,415,837
End of year	$41,842,408	$35,170,980

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,200,000	1,325,000
Shares sold	150,000	125,000
Shares redeemed	(75,000)	(250,000)
Shares outstanding, end of year	1,275,000	1,200,000

See Notes to the Financial Statements and Financial Highlights.

16 | November 30, 2025

ALPS | O’Shares U.S. Quality Dividend ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(a)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$55.46	$44.41	$43.24	$40.29		$42.00	$33.16

INCOME FROM OPERATIONS:
Net investment income(b)	0.79	0.78	0.81	0.36		0.77	0.69 (c)
Net realized and unrealized gain/(loss)	2.05	11.07	1.19	2.95		(1.72)	8.81
Total from investment operations	2.84	11.85	2.00	3.31		(0.95)	9.50

DISTRIBUTIONS:
From net investment income	(0.79)	(0.80)	(0.83)	(0.36)		(0.76)	(0.66)
Total distributions	(0.79)	(0.80)	(0.83)	(0.36)		(0.76)	(0.66)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.05	11.05	1.17	2.95		(1.71)	8.84
NET ASSET VALUE, END OF PERIOD	$57.51	$55.46	$44.41	$43.24		$40.29	$42.00
TOTAL RETURN(d)	5.21%	26.90%	4.74%	8.27%		(2.38)%	28.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$818,061	$822,180	$656,213	$748,122		$737,229	$688,720

Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48	%(e)	0.48%	0.48%
Ratio of net investment income to average net assets	1.45%	1.56%	1.90%	2.11	%(e)	1.78%	1.81%
Portfolio turnover rate(f)	17%	32%	34%	25%		15%	26%

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Based on average shares outstanding during the period.
(c)	The net investment income per share excluding the impact of large, non-recurring dividends (special dividends) was $0.67 during the year ended June 30, 2021.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(e)	Annualized.
(f)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to the Financial Statements and Financial Highlights.

17 | November 30, 2025

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(a)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$46.87	$36.27	$35.30	$31.67		$35.08	$24.99

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.83	0.68	0.73	0.31		0.59	0.64	(c)
Net realized and unrealized gain/(loss)	(3.02)	10.56	0.94	3.59		(3.38)	9.98
Total from investment operations	(2.19)	11.24	1.67	3.90		(2.79)	10.62

DISTRIBUTIONS:
From net investment income	(0.84)	(0.64)	(0.70)	(0.27)		(0.62)	(0.53)
Total distributions	(0.84)	(0.64)	(0.70)	(0.27)		(0.62)	(0.53)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(3.03)	10.60	0.97	3.63		(3.41)	10.09
NET ASSET VALUE, END OF PERIOD	$43.84	$46.87	$36.27	$35.30		$31.67	$35.08
TOTAL RETURN(d)	(4.65)%	31.17%	4.82%	12.39%		(8.12)%	42.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$909,958	$862,650	$391,880	$181,944		$155,318	$149,215

Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48	%(e)	0.48%	0.48%
Ratio of net investment income to average net assets	1.91%	1.63%	2.05%	2.28	%(e)	1.69%	2.08	%(f)
Portfolio turnover rate(g)	39%	37%	64%	34%		34%	60%

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Based on average shares outstanding during the period.
(c)	The net investment income per share excluding the impact of large, non-recurring dividends (special dividends) was $0.57 during the year ended June 30, 2021.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(e)	Annualized.
(f)	The ratio of net investment income, including waiver/reimbursement and excluding the impact of large, non-recurring dividends (special dividends) was 1.84% during the year ended June 30, 2021 and 2.30% during the year ended June 30, 2020.
(g)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to the Financial Statements and Financial Highlights.

18 | November 30, 2025

ALPS | O’Shares Global Internet Giants ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(a)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$47.41	$34.51	$25.11	$27.08		$57.04	$37.85

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.12)	(0.08)	(0.09)	(0.04)		(0.15)	(0.21)
Net realized and unrealized gain/(loss)	5.84	12.98	9.49	(1.93)		(29.81)	19.40
Total from investment operations	5.72	12.90	9.40	(1.97)		(29.96)	19.19

NET INCREASE/(DECREASE) IN NET ASSET VALUE	5.72	12.90	9.40	(1.97)		(29.96)	19.19
NET ASSET VALUE, END OF PERIOD	$53.13	$47.41	$34.51	$25.11		$27.08	$57.04
TOTAL RETURN(c)	12.06%	37.38%	37.44%	(7.27)%		(52.52)%	50.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$148,754	$135,110	$136,310	$152,513		$209,867	$718,766

Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48	%(d)	0.48%	0.48%
Ratio of net investment loss to average net assets	(0.23)%	(0.21)%	(0.29)%	(0.37	)%(d)	(0.32)%	(0.40)%
Portfolio turnover rate(e)	37%	44%	51%	22%		51%	48%

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to the Financial Statements and Financial Highlights.

19 | November 30, 2025

ALPS | O’Shares International Developed Quality Dividend ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025(a)	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(b)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$29.31	$27.48	$24.18	$22.62		$28.00	$22.28

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.59	0.69	0.71	0.03		0.58	0.55 (d)
Net realized and unrealized gain/(loss)	4.15	2.24	3.13	1.71		(5.33)	5.97
Total from investment operations	4.74	2.93	3.84	1.74		(4.75)	6.52

DISTRIBUTIONS:
From net investment income	(1.23)	(1.10)	(0.54)	(0.18)		(0.63)	(0.80)
Total distributions	(1.23)	(1.10)	(0.54)	(0.18)		(0.63)	(0.80)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.51	1.83	3.30	1.56		(5.38)	5.72
NET ASSET VALUE, END OF PERIOD	$32.82	$29.31	$27.48	$24.18		$22.62	$28.00
TOTAL RETURN(e)	16.72%	10.72%	15.99%	7.78%		(17.29)%	29.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$41,842	$35,171	$36,416	$35,664		$40,716	$26,597
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48	%(f)	0.48%	0.48%
Ratio of net investment income to average net assets	1.88%	2.30%	2.68%	0.29	%(f)	2.20%	2.18%
Portfolio turnover rate(g)	57%	29%	40%	38%		22%	42%

(a)	Prior to October 1, 2025, the ALPS | O'Shares International Developed Quality Dividend ETF was known as the ALPS | O’Shares Europe Quality Dividend ETF.
(b)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(c)	Based on average shares outstanding during the period.
(d)	The net investment income per share excluding the impact of large, non-recurring dividends (special dividends) was $0.54 during the year ended June 30, 2021.
(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(f)	Annualized.
(g)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to the Financial Statements and Financial Highlights.

20 | November 30, 2025

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

1. ORGANIZATION

ALPS ETF Trust (the ‘‘Trust’’), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). As of November 30, 2025, the Trust consisted of twenty-four separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS | O’Shares U.S. Quality Dividend ETF, the ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, the ALPS | O’Shares Global Internet Giants ETF and the ALPS | O’Shares International Developed Quality Dividend ETF (formerly, ALPS | O’Shares Europe Quality Dividend ETF) (each a “Fund” and collectively, the “Funds”).

The investment objective of the ALPS | O’Shares U.S. Quality Dividend ETF is to seek investment results that track the performance (before fees and expenses) of the O’Shares U.S. Quality Dividend Index. The investment objective of the ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF is to seek investment results that track the performance (before fees and expenses) of the O’Shares U.S. Small-Cap Quality Dividend Index. The investment objective of the ALPS | O’Shares Global Internet Giants ETF is to seek investment results that track the performance (before fees and expenses) of the O’Shares Global Internet Giants Index. Prior to October 1, 2025, the investment objective of the ALPS | O’Shares International Developed Quality Dividend ETF (formerly, ALPS | O’Shares Europe Quality Dividend ETF) was to seek investment results that tracked the performance (before fees and expenses) of the O’Shares Europe Quality Dividend Index. Effective October 1, 2025, the investment objective of the ALPS | O’Shares International Developed Quality Dividend ETF is to seek investment results that track the performance (before fees and expenses) of the O’Shares International Developed Quality Dividend Index.

ALPS | O’Shares Global Internet Giants ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF and ALPS | O’Shares International Developed Quality Dividend ETF have each elected to qualify as a diversified series of the Trust under the 1940 Act.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of each Fund as a whole. The Funds' Treasurer is the CODM for each Fund. Each Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that each Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of each Fund, against which the CODM assesses performance.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

21 | November 30, 2025

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

22 | November 30, 2025

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2025:

ALPS | O'Shares U.S. Quality Dividend ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$816,697,180	$–	$–	$816,697,180
Short Term Investments	887,680	–	–	887,680
Total	$817,584,860	$–	$–	$817,584,860

ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$907,988,298	$–	$–	$907,988,298
Short Term Investments	41,402,200	–	–	41,402,200
Total	$949,390,498	$–	$–	$949,390,498

ALPS | O'Shares Global Internet Giants ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$148,774,580	$–	$–	$148,774,580
Short Term Investments	1,843,230	–	–	1,843,230
Total	$150,617,810	$–	$–	$150,617,810

ALPS | O'Shares International Developed Quality Dividend ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$41,503,546	$–	$–	$41,503,546
Short Term Investments	4,171,744	–	–	4,171,744
Total	$45,675,290	$–	$–	$45,675,290

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2025.

C. Foreign Investment Risk

The ALPS | O’Shares Global Internet Giants ETF and the ALPS | O’Shares International Developed Quality Dividend ETF may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of a Fund’s investments or prevent a Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Countries with emerging markets may have relatively unstable governments and may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund's securities may change on the days when investors are not able to purchase the shares of the Funds. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE or NASDAQ. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

23 | November 30, 2025

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts. Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

F. Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid monthly, except for ALPS | O’Shares International Developed Quality Dividend ETF, which declares and pays dividends from net investment income quarterly. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains and net operating losses available for distribution (or available capital loss carryforwards) under income tax regulations.

For the fiscal year ended November 30, 2025, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated loss)
ALPS | O'Shares U.S. Quality Dividend ETF	$36,628,552	$(36,628,552)
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	29,988,039	(29,988,039)
ALPS | O'Shares Global Internet Giants ETF	7,485,076	(7,485,076)
ALPS | O'Shares International Developed Quality Dividend ETF	422,642	(422,642)

The tax character of the distributions paid for the fiscal year ended November 30, 2025 and fiscal year ended November 30, 2024 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2025
ALPS | O'Shares U.S. Quality Dividend ETF	$11,744,042	$–	$–
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	17,530,692	–	–
ALPS | O'Shares Global Internet Giants ETF	–	–	–
ALPS | O'Shares International Developed Quality Dividend ETF	1,475,315	–	–

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
ALPS | O'Shares U.S. Quality Dividend ETF	$12,150,470	$–	$–
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	9,548,300	–	–
ALPS | O'Shares Global Internet Giants ETF	–	–	–
ALPS | O'Shares International Developed Quality Dividend ETF	1,395,572	–	–

The character of distributions made during the period may differ from its ultimate characterization for federal income tax purposes.

24 | November 30, 2025

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

As of November 30, 2025, the components of distributable earnings on a tax basis for each Fund were as follows:

	Accumulated net investment income	Accumulated net realized gain/(loss) on investments	Other accumulated losses	Net unrealized appreciation/(depreciation) on investments	Total
ALPS | O'Shares U.S. Quality Dividend ETF	$–	$(30,844,602)	$–	$159,492,412	$128,647,810
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	2,326,708	(17,384,488)	–	26,474,931	11,417,151
ALPS | O'Shares Global Internet Giants ETF	–	(194,173,382)	(129,595)	42,026,482	(152,276,495)
ALPS | O'Shares International Developed Quality Dividend ETF	116,364	(7,970,657)	–	4,383,592	(3,470,701)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

As of November 30, 2025, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS | O'Shares U.S. Quality Dividend ETF	$3,831,227	$27,013,375
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	6,802,399	10,582,089
ALPS | O'Shares Global Internet Giants ETF	89,541,542	104,631,840
ALPS | O'Shares International Developed Quality Dividend ETF	2,482,551	5,488,106

The ALPS | O'Shares Global Internet Giants ETF elects to defer to the period ending November 30, 2026, late year ordinary losses in the amount of $129,595.

The ALPS | O'Shares U.S. Quality Dividend ETF used capital loss carryovers during the year ended November 30, 2025, in the amount of $3,402,126.

The ALPS | O'Shares Global Internet Giants ETF used capital loss carryovers during the year ending November 30, 2025, in the amount of $6,970,352.

The ALPS | O'Shares International Developed Quality Dividend ETF used capital loss carryovers during the year ended November 30, 2025, in the amount of $1,792,685.

As of November 30, 2025, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	ALPS | O'Shares U.S. Quality Dividend ETF	ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	ALPS | O'Shares Global Internet Giants ETF	ALPS | O'Shares International Developed Quality Dividend ETF
Gross appreciation (excess of value over tax cost)	$192,533,365	$93,260,498	$49,714,078	$5,902,684
Gross depreciation (excess of tax cost over value)	(33,040,953)	(66,785,567)	(7,687,865)	(1,542,755)
Net appreciation of foreign currency	–	–	269	23,663
Net unrealized appreciation/(depreciation)	$159,492,412	$26,474,931	$42,026,482	$4,383,592
Cost of investments for income tax purposes	$658,092,448	$922,915,567	$108,591,597	$41,315,361

The differences between book-basis and tax basis are primarily due to the deferral of losses from wash sales and investments in Passive Foreign Investment Companies (PFICs).

H. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

25 | November 30, 2025

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

As of and during the year ended November 30, 2025, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

I. Lending of Portfolio Securities

Effective June 20, 2022, the Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Funds' securities held at SSB as custodian shall be available to be lent except those securities the Funds or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Funds collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Funds' Statements of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Funds' securities lending agreement and related cash and non-cash collateral received as of November 30, 2025:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	$42,069,447	$40,784,325	$2,199,905	$42,984,230
ALPS | O'Shares Global Internet Giants ETF	1,744,653	1,827,247	–	1,827,247
ALPS | O'Shares International Developed Quality Dividend ETF	4,467,824	4,148,047	528,953	4,677,000

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2025:

ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$40,784,325	$–	$–	$–	$40,784,325
Total Borrowings					40,784,325
Gross amount of recognized liabilities for securities lending (collateral received)					$40,784,325

26 | November 30, 2025

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

ALPS | O'Shares Global Internet Giants ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$1,827,247	$–	$–	$–	$1,827,247
Total Borrowings					1,827,247
Gross amount of recognized liabilities for securities lending (collateral received)					$1,827,247

ALPS | O'Shares International Developed Quality Dividend ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$4,148,047	$–	$–	$–	$4,148,047
Total Borrowings					4,148,047
Gross amount of recognized liabilities for securities lending (collateral received)					$4,148,047

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS | O’Shares U.S. Quality Dividend ETF	Average net assets up to and including $2 billion	0.48%
	Average net assets greater than $2 billion up to and including $3 billion	0.44%
	Average net assets greater than $3 billion up to and including $4 billion	0.40%
	Average net assets greater than $4 billion up to and including $5 billion	0.36%
	Average net assets greater than $5 billion	0.32%
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	Average net assets up to and including $2 billion	0.48%
	Average net assets greater than $2 billion up to and including $3 billion	0.44%
	Average net assets greater than $3 billion up to and including $4 billion	0.40%
	Average net assets greater than $4 billion up to and including $5 billion	0.36%
	Average net assets greater than $5 billion	0.32%
ALPS | O’Shares Global Internet Giants ETF		0.48%
ALPS | O'Shares International Developed Quality Dividend ETF		0.48%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Effective April 1, 2025, each Trustee receives (1) a quarterly retainer of $27,500, (2) a per meeting fee of $16,500, (3) $4,000 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $7,000, the Chairman of the Audit Committee receives a quarterly retainer of $4,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,500, each in connection with their respective roles. Prior to April 1, 2025, each Trustee received (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

27 | November 30, 2025

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended November 30, 2025, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS | O'Shares U.S. Quality Dividend ETF	$142,123,147	$141,784,741
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	371,434,867	353,122,094
ALPS | O'Shares Global Internet Giants ETF	54,020,026	54,223,084
ALPS | O'Shares International Developed Quality Dividend ETF	21,621,372	22,214,073

For the fiscal year ended November 30, 2025, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS | O'Shares U.S. Quality Dividend ETF	$55,046,304	$89,430,064
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	268,358,831	161,851,901
ALPS | O'Shares Global Internet Giants ETF	14,936,068	18,866,882
ALPS | O'Shares International Developed Quality Dividend ETF	4,764,318	2,364,657

For the fiscal year ended November 30, 2025, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS | O'Shares U.S. Quality Dividend ETF	$37,170,158
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	30,235,585
ALPS | O'Shares Global Internet Giants ETF	7,697,517
ALPS | O'Shares International Developed Quality Dividend ETF	481,649

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The ALPS | O'Shares U.S. Quality Dividend ETF and ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF engaged in cross trades between other funds in the Trust during the year ended November 30, 2025 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2025, were as follows:

	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS | O'Shares U.S. Quality Dividend ETF	$–	$5,386,696	$(1,943,079)
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	486,442	–	–

28 | November 30, 2025

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2025

7. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of each Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, extreme weather or geological events, natural or man-made disaster or events, country instability, and infectious disease epidemics or pandemics.

8. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments that should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.

9. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. As of December 30, 2025, each Fund transferred its listing exchange from the Cboe BZX Exchange to the NYSE Arca Inc.

29 | November 30, 2025

ALPS ETF Trust

Report of Independent Registered Public Accounting Firm	November 30, 2025

To the Shareholders of ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF,

ALPS | O’Shares Global Internet Giants ETF and ALPS | O’Shares International Developed Quality Dividend ETF and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF and ALPS | O’Shares International Developed Quality Dividend ETF (f.k.a. ALPS | O’Shares Europe Quality Dividend ETF) (the “Funds”), each a series of ALPS ETF Trust, as of November 30, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2025, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2026

30 | November 30, 2025

ALPS ETF Trust

Additional Information	November 30, 2025 (Unaudited)

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2024:

	Qualified Dividend Income	Dividend Received Deduction	199A Dividends
ALPS | O’Shares U.S. Quality Dividend ETF	100%	100%	0%
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	100%	100%	0%
ALPS | O’Shares Global Internet Giants ETF	0%	0%	0%
ALPS | O’Shares International Developed Quality Dividend ETF (formerly, ALPS | O’Shares Europe Quality Dividend ETF)	100%	0%	0%

In early 2025, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2024 via Form 1099. The Funds will notify shareholders in early 2026 of amounts paid to them by the Funds, if any, during the calendar year 2025.

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designated the following for the calendar year ended December 31, 2025:

	Foreign Taxes Paid	Foreign Source Income
ALPS | O’Shares International Developed Quality Dividend ETF (formerly, ALPS | O’Shares Europe Quality Dividend ETF)	$63,328	$1,031,593

LICENSING AGREEMENTS

O’Shares Investment Advisers, LLC ( “O’Shares”) has entered into an index licensing agreement with the Advisor with respect to each of the Funds, to allow the Adviser’s use of the O'Shares U.S. Quality Dividend Index, the O'Shares U.S. Small-Cap Quality Dividend Index, the O'Shares Global Internet Giants Index, and the O’Shares International Developed Quality Dividend Index (each, an “Underlying Index”). The following disclosure relates to O’Shares.

The Funds are not sponsored, endorsed, sold or promoted by O’Shares or its third party licensors. Neither O’Shares nor its third party licensors make any representation or warranty, express or implied, to shareholders of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general stock market performance. O’Shares’ and its third party licensor’s only relationship to the Adviser and each Fund is the licensing of certain trademarks, service marks and trade names of O’Shares and/or its third party licensors and for the providing the Underlying Index. Neither O’Shares nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of a Fund or the timing of the issuance or sale of a Fund or in the determination or calculation of the equation by which a Fund is to be converted into cash. O’Shares has no obligation or liability in connection with the administration, marketing or trading of the Funds.

NEITHER O’SHARES, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. O’SHARES, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. O’SHARES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL O’SHARES, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

O’Shares Investments is a registered trademark and registered service mark of O’Shares Investment, Inc. and has been licensed for use by the Adviser and the Funds.

31 | November 30, 2025

ALPS ETF Trust

Additional Information	November 30, 2025 (Unaudited)

The Funds are not sponsored, endorsed, sold or promoted by O’Shares, its affiliates or their third party licensors, and neither O’Shares, its affiliates nor its third party licensors make any representation regarding the advisability of investing in the Funds.

O’Shares has entered into an agreement with S-Network Global Indexes Inc. (“S-Network”), pursuant to which S-Network calculates each Underlying Index. The following disclosure relates to O’Shares.

The Funds are not sponsored, endorsed, sold or promoted by or its third party licensors. Neither S-Network nor its third party licensors make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general stock market performance. S-Network's and its third party licensor’s only relationship to the Adviser is the licensing of certain trademarks, service marks and trade names of S-Network Global Indexes, Inc. and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S-Network nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of a Fund or the timing of the issuance or sale of a Fund or in the determination or calculation of the equation by which a Fund is to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Funds.

NEITHER S-NETWORK, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE CUSTOM INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S-NETWORK, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE CUSTOM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S-NETWORK, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

S-Network Global Indexes, Inc.SM, and SNGISM are registered trademarks and registered service marks of S-Network Global Indexes, Inc. “Calculated by S-Network Global Indexes, Inc.” and its related stylized mark are service marks of S-Network Global Indexes, Inc.SM, and have been licensed for use by the Adviser.

The Funds are not sponsored, endorsed, sold or promoted by SNGI, its affiliates or their third party licensors and neither SNGI, its affiliates nor their its third party licensors make any representation regarding the advisability of investing in a Fund.

32 | November 30, 2025

ALPS ETF Trust

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

33 | November 30, 2025

ALPS ETF Trust

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

34 | November 30, 2025

ALPS ETF Trust

Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2025:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee (1)	$40,000	$–	$40,000
Edmund J. Burke, Trustee	179,500	–	179,500
Jeremy W. Deems, Trustee	184,500	—	184,500
Rick A. Pederson, Trustee	194,500	–	194,500
Joseph F. Keenan, Trustee	170,500	–	170,500
Susan K. Wold, Trustee	170,500	–	170,500
Laton Spahr, President and Trustee*	–	–	–
Total	$939,500	$–	$939,500

(1)	Effective December 31, 2024, Ms. Anstine retired as Trustee of the Trust.
*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

Pursuant to the Funds’ unitary fee arrangements, the Funds do not pay any Trustee fees. The Trustee fees are paid by the Adviser.

35 | November 30, 2025

ALPS ETF Trust

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2025 (Unaudited)

At its meetings held on June 4, 2025 and June 18, 2025, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS | O’Shares U.S. Quality Dividend ETF (“OUSA”), ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF (“OUSM”), ALPS | O’Shares Global Internet Giants ETF (“OGIG”), and ALPS | O’Shares International Developed Quality Dividend ETF (“OEFA”) (each a “Fund” and collectively “the Funds”). In evaluating the renewal of the Investment Advisory Agreement with respect to each of the Funds, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board, including the Independent Trustees, reviewed information on the performance of each Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable. The Board, including the Independent Trustees, also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board, including the Independent Trustees, noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summaries set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees reviewed and noted the relatively small sizes of the Funds (other than OUSA and OUSM) and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Funds. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Funds, known as fall-out benefits.

With respect to each Fund, the Board, including the Independent Trustees, noted the following:

(i)	OEFA

The gross management fee rate for OEFA is lower than the median of its FUSE expense group. OEFA’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of OEFA and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to OEFA.

36 | November 30, 2025

ALPS ETF Trust

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2025 (Unaudited)

(ii)	OGIG

The gross management fee rate for OGIG is lower than the median of its FUSE expense group. OGIG’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of OGIG and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to OGIG.

(iii)	OUSA

The gross management fee rate for OUSA is higher than the median of its FUSE expense group. OUSA’s net expense ratio is higher than the median of its FUSE expense group.

The Board took into account, among other things, the unique features and performance of OUSA’s underlying index, the management fee breakpoints for OUSA, and the costs and benefits of linkage to the O’Shares name.

With respect to AAI profitability from OUSA, the Independent Trustees noted that OUSA has breakpoints in its management fee.

(iv)	OUSM

The gross management fee rate for OUSM is higher than the median of its FUSE expense group. OUSM’s net expense ratio is higher than the median of its FUSE expense group.

The Board took into account, among other things, the unique features and performance of OUSM’s underlying index, the management fee breakpoints for OUSM, and the costs and benefits of linkage to the O’Shares name.

With respect to AAI profitability from OUSM, the Independent Trustees noted that OUSM has breakpoints in its management fee.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

37 | November 30, 2025

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETFs.

SS&C | ALPS ADVISORS

alpsfunds.com | 1-866-759-5679

FINANCIAL STATEMENTS & OTHER INFORMATION

Annual Report

November 30, 2025

Barron's 400℠ ETF

(NYSE Arca: BFOR)

An ALPS Advisors Solution

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments	1
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements and Financial Highlights	10
Report of Independent Registered Public Accounting Firm	16
Additional Information	17
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	19
Proxy Disclosures for Open-End Management Investment Companies	20
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	21
Statement Regarding Basis for Approval of Investment Advisory Contract	22

alpsfunds.com | 1-866-759-5679

Barron’s 400SM ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
COMMON STOCKS (97.90%)
Communication Services (3.80%)
Alphabet, Inc., Class A	1,868	$598,096
Cargurus, Inc.(a)	12,519	441,670
Comcast Corp., Class A	13,640	364,052
EverQuote, Inc.(a)	18,379	485,022
Fox Corp.	8,540	497,540
IDT Corp., Class B, Class B	6,793	338,088
Integral Ad Science Holding Corp.(a)(b)	53,675	551,779
Meta Platforms, Inc., Class A	593	384,234
Netflix, Inc.(a)	3,750	403,425
New York Times Co., Class A	7,648	493,296
Pinterest, Inc., Class A(a)	12,871	336,190
Reddit, Inc.(a)	1,770	383,152
T-Mobile US, Inc.	1,865	389,804
Verizon Communications, Inc.	10,257	421,665
Walt Disney Co.	3,893	406,702
Yelp, Inc.(a)	14,582	421,566
Total Communication Services		6,916,281

Consumer Discretionary (12.66%)
Abercrombie & Fitch Co., Class A(a)	5,152	504,226
Adtalem Global Education, Inc.(a)	3,283	303,875
Airbnb, Inc., Class A(a)	3,684	430,991
Amazon.com, Inc.(a)	1,977	461,076
Boot Barn Holdings, Inc.(a)	2,551	494,435
Boyd Gaming Corp.	5,324	443,489
Brinker International, Inc.(a)	2,930	450,605
Build-A-Bear Workshop, Inc.(b)	6,093	323,538
Burlington Stores, Inc.(a)	1,691	426,521
Carnival Corp.(a)(b)	14,315	369,041
Carvana Co.(a)(b)	1,246	466,627
Cavco Industries, Inc.(a)	831	494,985
Cricut, Inc.(b)	68,211	323,320
Deckers Outdoor Corp.(a)	3,806	335,042
Dick’s Sporting Goods, Inc.(b)	2,033	419,957
Dorman Products, Inc.(a)	2,794	369,562
eBay, Inc.	4,964	410,970
Expedia, Inc.	2,030	519,051
Frontdoor, Inc.(a)	6,798	366,616
Gentex Corp.	15,841	361,650
GigaCloud Technology, Inc.(a)(b)	15,110	560,581
Grand Canyon Education, Inc.(a)	2,146	338,510
Green Brick Partners, Inc.(a)	6,120	415,426
Installed Building Products, Inc.(b)	1,681	450,542
Kontoor Brands, Inc.(b)	5,567	413,906
Las Vegas Sands Corp.	8,433	574,793
Laureate Education, Inc.(a)	15,347	474,222
Levi Strauss & Co., Class A	20,578	453,333
Modine Manufacturing Co.(a)(b)	3,016	488,984
Monarch Casino & Resort, Inc.(b)	4,335	418,674
Norwegian Cruise Line Holdings, Ltd.(a)	16,919	312,325
NVR, Inc.(a)	54	405,394
Security Description	Shares	Value
Consumer Discretionary (continued)
Perdoceo Education Corp.	12,950	$362,082
PulteGroup, Inc.	3,293	418,837
Ralph Lauren Corp.	1,432	526,017
Ross Stores, Inc.	3,049	537,722
Royal Caribbean Cruises, Ltd.	1,336	355,710
Rush Street Interactive, Inc.(a)	21,310	392,956
Sally Beauty Holdings, Inc.(a)	30,061	476,768
SharkNinja, Inc.(a)(b)	3,962	386,572
Standard Motor Products, Inc.	11,154	418,721
Stride, Inc.(a)(b)	2,847	180,870
Texas Roadhouse, Inc.	2,704	473,876
TJX Cos., Inc.	3,232	491,005
Toll Brothers, Inc.	3,145	439,765
TopBuild Corp.(a)(b)	1,078	487,795
Tractor Supply Co.(b)	7,440	407,563
Ulta Beauty, Inc.(a)	876	472,015
Universal Technical Institute, Inc.(a)	16,582	381,718
Urban Outfitters, Inc.(a)	6,655	492,936
Visteon Corp.(b)	3,614	373,146
Williams-Sonoma, Inc.	2,289	412,043
Wyndham Hotels & Resorts, Inc.	5,251	384,373
XPEL, Inc.(a)(b)	13,003	604,379
Total Consumer Discretionary		23,059,136

Consumer Staples (2.63%)
Cal-Maine Foods, Inc.(b)	4,078	339,779
Casey’s General Stores, Inc.	811	462,643
Coca-Cola Consolidated, Inc.	3,694	601,937
Colgate-Palmolive Co.	5,414	435,232
Energizer Holdings, Inc.(b)	15,268	278,336
Kimberly-Clark Corp.	3,523	384,430
Maplebear, Inc.(a)	9,730	408,757
Monster Beverage Corp.(a)	6,965	522,305
Oil-Dri Corp. of America	6,882	374,587
Pilgrim’s Pride Corp.	10,335	393,144
Sprouts Farmers Market, Inc.(a)	3,316	277,914
Vital Farms, Inc.(a)(b)	9,286	303,652
Total Consumer Staples		4,782,716

Energy (5.02%)
Archrock, Inc.	18,482	453,548
Baker Hughes Co.	9,700	486,940
California Resources Corp.	8,504	406,321
Cheniere Energy, Inc.	1,908	397,742
Devon Energy Corp.	12,973	480,779
EOG Resources, Inc.	3,820	411,987
EQT Corp.	8,850	538,611
Halliburton Co.	20,281	531,768
Innovex International, Inc.(a)(b)	27,134	597,491
Oceaneering International, Inc.(a)	18,591	453,621
SandRidge Energy, Inc.(b)	39,485	558,318
Schlumberger Ltd.	12,675	459,342
Targa Resources Corp.	2,714	475,791
TechnipFMC PLC	11,319	512,298
TETRA Technologies, Inc.(a)(b)	95,326	740,683

1 | alpsfunds.com

Barron’s 400SM ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
Energy (continued)
Tidewater, Inc.(a)(b)	7,614	$411,308
Venture Global, Inc.(b)	33,156	247,344
Viper Energy, Inc.	11,689	426,999
Weatherford International PLC	7,238	541,402
Total Energy		9,132,293

Financials (20.08%)
1st Source Corp.	7,115	444,261
American Coastal Insurance Corp.	40,879	488,504
Ameris Bancorp	6,062	459,257
Artisan Partners Asset Management, Inc., Class A(b)	9,727	403,476
Atlanticus Holdings Corp.(a)(b)	6,250	368,438
Axos Financial, Inc.(a)	4,923	404,572
BancFirst Corp.	3,372	373,753
Bancorp, Inc.(a)	5,933	380,127
Bank of NT Butterfield & Son, Ltd.	9,958	462,450
Bank OZK	8,636	397,429
Burke & Herbert Financial Services Corp.(b)	7,327	478,014
Cadence Bank	11,965	476,686
Cantaloupe, Inc.(a)(b)	41,750	445,473
CBOE Holdings, Inc.	1,928	497,752
City Holding Co.	3,581	434,411
Coinbase Global, Inc.(a)	1,393	380,038
Columbia Banking System, Inc.	17,298	479,501
Commerce Bancshares, Inc.	7,555	407,290
Community Trust Bancorp, Inc.	7,921	439,616
Corpay, Inc.(a)	1,463	432,755
Diamond Hill Investment Group, Inc.	3,174	374,532
East West Bancorp, Inc.	4,127	440,351
Enova International, Inc.(a)	3,912	512,824
Enterprise Financial Services Corp.	7,450	406,845
Equity Bancshares, Inc.	10,838	471,887
Esquire Financial Holdings, Inc.(b)	4,644	473,967
Evercore, Inc., Class A	1,321	422,812
EVERTEC, Inc.	13,488	389,803
Federated Hermes, Inc.	8,405	421,679
First BanCorp	20,717	409,575
First Business Financial Services, Inc.	8,702	454,418
First Citizens BancShares, Inc., Class A(b)	232	435,670
Fulton Financial Corp.	23,218	421,407
Hamilton Insurance Group, Ltd.(a)	18,565	506,453
Hamilton Lane, Inc., Class A	3,030	375,523
Hancock Whitney Corp.	7,128	431,886
Hanover Insurance Group, Inc.	2,502	464,246
HCI Group, Inc.	2,492	442,953
Home BancShares, Inc.	15,092	423,482
Huntington Bancshares, Inc.	25,374	413,596
Interactive Brokers Group, Inc.	7,079	460,277
Security Description	Shares	Value
Financials (continued)
International Bancshares Corp.	6,382	$424,275
Kinsale Capital Group, Inc.(b)	1,042	401,066
Mastercard, Inc., Class A	774	426,110
Mercantile Bank Corp.	9,453	434,649
Mercury General Corp.	5,686	529,480
Moelis & Co., Class A(b)	6,042	387,715
Nicolet Bankshares, Inc.(b)	3,351	422,159
Northeast Bank	4,088	363,341
Northrim BanCorp, Inc.	19,773	485,625
OFG Bancorp	10,307	409,497
Old Second Bancorp, Inc.	24,698	465,557
Orrstown Financial Services, Inc.	12,796	457,585
Palomar Holdings, Inc.(a)	3,855	478,830
Park National Corp.	2,657	407,982
Paymentus Holdings, Inc.(a)(b)	13,752	477,469
PayPal Holdings, Inc.	6,740	422,531
Popular, Inc.	3,651	418,806
Preferred Bank	4,808	453,923
PROG Holdings, Inc.	12,677	364,844
Progressive Corp.	1,815	415,254
Provident Financial Services, Inc.	22,754	436,422
Regions Financial Corp.	16,603	422,546
RenaissanceRe Holdings, Ltd.	1,819	475,068
Republic Bancorp, Inc.	5,943	410,126
SEI Investments Co.	5,213	421,523
ServisFirst Bancshares, Inc.	5,389	383,320
Shore Bancshares, Inc.	26,475	462,518
Skyward Specialty Insurance Group, Inc.(a)	9,790	479,318
Southern Missouri Bancorp, Inc.	8,109	456,456
Stock Yards Bancorp, Inc.	5,866	388,153
Synovus Financial Corp.	8,712	419,918
The Hartford Financial Services Group, Inc.	3,401	466,039
Travelers Cos., Inc.	1,612	472,090
Trinity Capital, Inc.(b)	27,985	414,458
Trustmark Corp.	11,224	436,614
United Bankshares, Inc.	12,042	448,444
Unity Bancorp, Inc.	8,692	434,861
Velocity Financial, Inc.(a)	24,089	465,640
Virtu Financial, Inc., Class A	12,311	440,241
Visa, Inc., Class A	1,330	444,805
Webster Financial Corp.	7,328	436,749
Westamerica BanCorp	9,277	445,110
Wintrust Financial Corp.	3,323	445,348
Total Financials		36,560,454

Health Care (14.34%)
Abbott Laboratories	3,376	435,166
ACADIA Pharmaceuticals, Inc.(a)	19,103	478,339
Addus HomeCare Corp.(a)	4,094	492,099
Amgen, Inc.	1,634	564,482
Amphastar Pharmaceuticals, Inc.(a)	16,069	445,111
Ardent Health, Inc.(a)(b)	34,472	302,664

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Barron’s 400SM ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
Health Care (continued)
Biogen, Inc.(a)	3,108	$565,936
BioMarin Pharmaceutical, Inc.(a)	8,341	466,512
Boston Scientific Corp.(a)	4,390	445,936
Bristol-Myers Squibb Co.	9,760	480,192
Catalyst Pharmaceuticals, Inc.(a)	22,578	528,551
CorMedix, Inc.(a)(b)	34,847	341,849
Dexcom, Inc.(a)	5,919	375,679
Doximity, Inc., Class A(a)	6,351	326,695
Eli Lilly & Co.	593	637,754
Encompass Health Corp.	3,580	416,068
Ensign Group, Inc.	2,680	497,247
Exelixis, Inc.(a)	11,521	508,883
Gilead Sciences, Inc.	3,936	495,306
Globus Medical, Inc., Class A(a)	7,673	698,550
Halozyme Therapeutics, Inc.(a)(b)	5,860	418,404
Harmony Biosciences Holdings, Inc.(a)	13,920	491,237
IDEXX Laboratories, Inc.(a)	702	528,522
Illumina, Inc.(a)	4,737	622,679
Incyte Corp.(a)	5,429	567,113
Insulet Corp.(a)	1,317	430,909
Intuitive Surgical, Inc.(a)	1,002	574,627
iRadimed Corp.	6,331	590,176
Johnson & Johnson	2,531	523,714
LeMaitre Vascular, Inc.(b)	4,881	404,879
Medpace Holdings, Inc.(a)	919	544,471
Merck & Co., Inc.	5,449	571,219
Neurocrine Biosciences, Inc.(a)	3,174	482,956
Niagen Bioscience, Inc.(a)(b)	46,921	317,655
NovaBridge Biosciences, ADR(a)(b)	110,248	423,352
Nutex Health, Inc.(a)(b)	4,638	533,880
Penumbra, Inc.(a)	1,651	484,024
Pfizer, Inc.	18,894	486,332
Quest Diagnostics, Inc.	2,467	466,707
Regeneron Pharmaceuticals, Inc.	809	631,174
ResMed, Inc.	1,670	427,236
Rigel Pharmaceuticals, Inc.(a)(b)	11,876	599,619
SIGA Technologies, Inc.	50,550	306,333
Stoke Therapeutics, Inc.(a)(b)	19,223	594,183
Tenet Healthcare Corp.(a)	2,334	506,105
TransMedics Group, Inc.(a)(b)	3,936	575,876
United Therapeutics Corp.(a)	1,115	541,890
Universal Health Services, Inc., Class B	2,356	573,992
Veeva Systems, Inc., Class A(a)	1,631	391,913
Vertex Pharmaceuticals, Inc.(a)	1,147	497,351
Waters Corp.(a)	1,529	616,829
West Pharmaceutical Services, Inc.	1,780	493,505
Zoetis, Inc.	3,041	389,795
Total Health Care		26,111,676
Security Description	Shares	Value
Industrials (20.03%)
Advanced Drainage Systems, Inc.	3,184	$485,178
AMETEK, Inc.	2,373	469,593
Applied Industrial Technologies, Inc.	1,710	442,582
Argan, Inc.	1,961	774,987
Armstrong World Industries, Inc.	2,296	435,643
ATI, Inc.(a)	5,923	597,038
Atmus Filtration Technologies, Inc.	9,720	491,929
Automatic Data Processing, Inc.	1,535	391,885
AZZ, Inc.	3,847	405,551
Blue Bird Corp.(a)(b)	7,780	406,272
Booz Allen Hamilton Holding Corp.	4,305	359,295
Broadridge Financial Solutions, Inc.	1,789	408,053
BWX Technologies, Inc.	2,680	479,398
CACI International, Inc., Class A(a)	910	561,561
Carlisle Cos., Inc.(b)	1,230	391,226
Carpenter Technology Corp.	1,876	597,581
Caterpillar, Inc.	1,048	603,396
Cintas Corp.	2,233	415,383
Comfort Systems USA, Inc.	601	587,141
Crane Co.	2,468	452,261
Cummins, Inc.	1,099	547,280
Curtiss-Wright Corp.	889	501,654
Delta Air Lines, Inc.	7,527	482,481
Dycom Industries, Inc.(a)	1,750	632,677
EMCOR Group, Inc.	713	438,545
Everus Construction Group, Inc.(a)	5,735	527,391
ExlService Holdings, Inc.(a)	10,342	410,888
Expeditors International of Washington, Inc.	3,653	536,626
Fastenal Co.	9,503	383,921
Federal Signal Corp.	3,593	409,602
Generac Holdings, Inc.(a)	2,442	370,280
General Dynamics Corp.	1,384	472,816
General Electric Co.	1,602	478,117
Genpact, Ltd.	10,609	467,433
Great Lakes Dredge & Dock Corp.(a)	37,329	476,691
Greenbrier Cos., Inc.	9,772	434,659
HEICO Corp., Class A	1,798	444,052
Howmet Aerospace, Inc.	2,430	497,154
Hubbell, Inc.	1,028	443,510
IBEX Holdings, Ltd.(a)	10,845	381,636
IES Holdings, Inc.(a)(b)	1,190	498,098
Innodata, Inc.(a)(b)	7,207	414,186
Interface, Inc.	15,814	441,369
ITT, Inc.	2,542	468,135
Leidos Holdings, Inc.	2,453	468,768
Lennox International, Inc.	828	413,064
Lincoln Electric Holdings, Inc.	1,888	452,044

3 | alpsfunds.com

Barron’s 400SM ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
Industrials (continued)
McGrath RentCorp	3,687	$380,056
MSA Safety, Inc.	2,660	429,058
Mueller Industries, Inc.	4,552	500,128
Mueller Water Products, Inc.	18,009	436,538
Nextpower, Inc.(a)	6,760	619,351
Nordson Corp.	2,017	479,360
Oshkosh Corp.	3,288	421,456
Parker-Hannifin Corp.	598	515,297
Paychex, Inc.	3,335	372,486
Paycom Software, Inc.	2,026	326,530
Paylocity Holding Corp.(a)	2,660	391,898
Powell Industries, Inc.(b)	1,563	505,193
Power Solutions International, Inc.(a)(b)	4,776	258,286
Primoris Services Corp.	3,688	466,753
REV Group, Inc.	7,292	388,445
Rollins, Inc.	7,855	482,925
SkyWest, Inc.(a)(b)	4,188	425,166
Snap-on, Inc.	1,351	459,408
Sterling Infrastructure, Inc.(a)(b)	1,440	495,806
Uber Technologies, Inc.(a)	4,705	411,876
UL Solutions, Inc.(b)	6,754	616,032
Union Pacific Corp.	2,093	485,220
United Airlines Holdings, Inc.(a)	4,234	431,699
Upwork, Inc.(a)(b)	26,744	527,927
Veralto Corp.	4,133	418,342
Vertiv Holdings Co.	3,344	601,017
Waste Management, Inc.	2,069	450,773
Willdan Group, Inc.(a)	4,470	451,023
Woodward, Inc.	1,897	569,157
Xylem, Inc.	3,183	447,753
Zurn Elkay Water Solutions Corp.	9,661	460,830
Total Industrials		36,474,819

Information Technology (13.87%)
A10 Networks, Inc.(b)	25,843	445,016
Adobe, Inc.(a)	1,292	413,608
Amphenol Corp., Class A	3,802	535,702
Analog Devices, Inc.	1,839	487,960
Appfolio, Inc., Class A(a)	1,637	373,694
Applied Materials, Inc.	2,690	678,552
AppLovin Corp., Class A(a)	770	461,600
Arista Networks, Inc.(a)	3,235	422,750
Astera Labs, Inc.(a)	1,968	310,098
Autodesk, Inc.(a)	1,409	427,406
Broadcom, Inc.	1,256	506,118
Cadence Design Systems, Inc.(a)	1,311	408,822
Cirrus Logic, Inc.(a)	3,859	464,392
Clear Secure, Inc.(b)	12,072	428,556
Climb Global Solutions, Inc.(b)	3,423	345,928
Cognizant Technology Solutions Corp., Class A	6,522	506,825
Corning, Inc.	5,854	492,907
Credo Technology Group Holding, Ltd.(a)	2,779	493,550
DigitalOcean Holdings, Inc.(a)(b)	12,638	562,644
Docusign, Inc.(a)	5,621	389,816
Security Description	Shares	Value
Information Technology (continued)
Dynatrace, Inc.(a)	9,201	$409,997
Exodus Movement, Inc.(a)	15,901	262,684
F5, Inc.(a)	1,398	334,346
First Solar, Inc.(a)	2,235	609,976
Frequency Electronics, Inc.(a)(b)	16,623	476,083
Gen Digital, Inc.	15,476	408,102
Harmonic, Inc.(a)	45,497	434,951
InterDigital, Inc.(b)	1,396	499,419
Intuit, Inc.	698	442,588
Itron, Inc.(a)	3,770	373,381
KLA Corp.	473	555,997
Lam Research Corp.	3,855	601,380
Manhattan Associates, Inc.(a)	2,086	368,075
Micron Technology, Inc.	2,868	678,225
Microsoft Corp.	884	434,937
Monolithic Power Systems, Inc.	536	497,499
Motorola Solutions, Inc.	939	347,129
Napco Security Technologies, Inc.	10,749	434,260
NetApp, Inc.	3,639	405,967
NVIDIA Corp.	2,534	448,518
OneSpan, Inc.	29,412	358,826
Oracle Corp.	1,543	311,609
Palantir Technologies, Inc., Class A(a)	2,629	442,855
Pegasystems, Inc.(b)	7,763	425,179
PTC, Inc.(a)	2,195	385,069
QUALCOMM, Inc.	2,784	467,963
Qualys, Inc.(a)	3,378	475,791
Rambus, Inc.(a)	5,238	500,596
Salesforce, Inc.	1,857	428,113
ServiceNow, Inc.(a)	485	394,019
Synopsys, Inc.(a)	1,058	442,255
Texas Instruments, Inc.	2,472	415,963
Tyler Technologies, Inc.(a)	825	387,436
Ubiquiti, Inc.(b)	742	432,653
Western Digital Corp.	4,618	754,258
Zoom Communications, Inc., Class A(a)	5,377	456,830
Total Information Technology		25,258,873

Materials (4.72%)
Alcoa Corp.	13,562	566,078
Cabot Corp.	5,706	357,024
CF Industries Holdings, Inc.	5,271	414,828
Coeur Mining, Inc.(a)	29,033	501,400
Corteva, Inc.	6,072	409,678
CRH PLC	3,975	476,841
Ecolab, Inc.	1,652	454,564
Freeport-McMoRan, Inc.	10,086	433,496
Hecla Mining Co.(b)	40,227	676,618
Idaho Strategic Resources, Inc.(a)(b)	14,872	590,270
NewMarket Corp.	543	414,597
Newmont Corp.	5,690	516,254
Packaging Corp. of America	2,097	427,935
Royal Gold, Inc.(b)	2,382	485,547

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Barron’s 400SM ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
Materials (continued)
RPM International, Inc.	3,569	$382,775
Southern Copper Corp.(b)	4,278	576,651
SSR Mining, Inc.(a)	20,143	468,929
United States Lime & Minerals, Inc.	3,558	432,546
Total Materials		8,586,031

Utilities (0.75%)
Constellation Energy Corp.	1,389	506,096
Edison International	8,020	472,298
Vistra Corp.	2,146	383,833
Total Utilities		1,362,227

TOTAL COMMON STOCKS
(Cost $151,198,593)		178,244,506

Security Description	Shares	Value
LIMITED PARTNERSHIPS (1.77%)
Energy (1.52%)
Black Stone Minerals LP	35,984	504,856
Cheniere Energy Partners LP	8,667	472,351
Enterprise Products Partners LP	14,192	464,646
Hess Midstream LP, Class A	11,472	386,377
MPLX LP	8,824	$479,408
Western Midstream Partners LP	11,760	462,521
Total Energy		2,770,159

Industrials (0.25%)
FTAI Aviation, Ltd.	2,630	455,621

TOTAL LIMITED PARTNERSHIPS
(Cost $2,815,253)		3,225,780
	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (9.20%)
Money Market Fund (0.30%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $554,392)	3.91%	554,392	$554,392

Investments Purchased with Collateral from Securities Loaned (8.90%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.04%
(Cost $16,198,635)		16,198,635	$16,198,635
TOTAL SHORT TERM INVESTMENTS
(Cost $16,753,027)			16,753,027

TOTAL INVESTMENTS (108.86%)
(Cost $170,766,873)			$198,223,313
LIABILITIES IN EXCESS OF OTHER ASSETS (-8.86%)			(16,140,631)
NET ASSETS - 100.00%			$182,082,682

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $22,640,768.

See Notes to Financial Statements and Financial Highlights.

5 | alpsfunds.com

Barron’s 400SM ETF

Statement of Assets and Liabilities	November 30, 2025

ASSETS:
Investments, at value	$198,223,313
Dividends receivable	153,281
Total Assets	198,376,594

LIABILITIES:
Payable to adviser	95,277
Payable for collateral upon return of securities loaned	16,198,635
Total Liabilities	16,293,912
NET ASSETS	$182,082,682

NET ASSETS CONSIST OF:
Paid-in capital	$173,382,609
Total distributable earnings/(accumulated losses)	8,700,073
NET ASSETS	$182,082,682

INVESTMENTS, AT COST	$170,766,873

PRICING OF SHARES
Net Assets	$182,082,682
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,225,000
Net Asset Value, offering and redemption price per share	$81.83

*	Includes $22,640,768 of securities on loan.

See Notes to Financial Statements and Financial Highlights.

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Barron’s 400SM ETF

Statement of Operations	For the Year Ended November 30, 2025

INVESTMENT INCOME:
Dividend Income*	$2,280,523
Securities lending income	23,745
Total investment income	2,304,268

EXPENSES:
Investment adviser fees	1,052,224
Net expenses	1,052,224
NET INVESTMENT INCOME	1,252,044

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(a)	17,955,319
Net change in unrealized appreciation/(depreciation) on investments	(12,268,707)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,686,612
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,938,656

*	Net of foreign tax withholding of $4,195.
(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements and Financial Highlights).

See Notes to Financial Statements and Financial Highlights.

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Barron’s 400SM ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment income	$1,252,044	$1,441,750
Net realized gain	17,955,319	20,657,427
Net change in unrealized appreciation/(depreciation)	(12,268,707)	24,282,171
Net increase in net assets resulting from operations	6,938,656	46,381,348

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,034,000)	(1,760,535)
Total distributions	(1,034,000)	(1,760,535)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	21,327,278	–
Cost of shares redeemed	(7,449,757)	(14,307,311)
Net increase/(decrease) from capital share transactions	13,877,521	(14,307,311)
Net increase in net assets	19,782,177	30,313,502

NET ASSETS:
Beginning of year	162,300,505	131,987,003
End of year	$182,082,682	$162,300,505

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,050,000	2,275,000
Shares sold	275,000	–
Shares redeemed	(100,000)	(225,000)
Shares outstanding, end of year	2,225,000	2,050,000

See Notes to Financial Statements and Financial Highlights.

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Barron’s 400SM ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$79.17	$58.02	$58.02	$62.39	$47.32

INCOME FROM OPERATIONS:
Net investment income(a)	0.59	0.69	0.91	0.75	0.52
Net realized and unrealized gain/(loss)	2.57	21.24	(0.02)	(4.55)	15.05
Total from investment operations	3.16	21.93	0.89	(3.80)	15.57

DISTRIBUTIONS:
From net investment income	(0.50)	(0.78)	(0.89)	(0.57)	(0.50)
Total distributions	(0.50)	(0.78)	(0.89)	(0.57)	(0.50)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.66	21.15	0.00	(4.37)	15.07
NET ASSET VALUE, END OF PERIOD	$81.83	$79.17	$58.02	$58.02	$62.39
TOTAL RETURN(b)	4.06%	38.15%	1.67%	(6.18)%	33.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$182,083	$162,301	$131,987	$139,248	$155,968
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	0.77%	1.03%	1.63%	1.32%	0.90%
Portfolio turnover rate(c)	93%	90%	83%	94%	91%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

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Barron’s 400SM ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2025, the Trust consisted of twenty-four separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Barron’s 400SM ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. The Fund’s Treasurer is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (“the Adviser”) as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

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Barron’s 400SM ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2025:

Barron’s 400 ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$178,244,506	$–	$–	$178,244,506
Limited Partnerships*	3,225,780	–	–	3,225,780
Short Term Investments	16,753,027	–	–	16,753,027
Total	$198,223,313	$–	$–	$198,223,313

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2025.

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Barron’s 400SM ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2025, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions, investment in partnerships, and prior year tax return true-up:

Fund	Paid-in Capital	Total Distributable Earnings/(Accmulated Losses)
Barron’s 400SM ETF	$1,491,330	$(1,491,330)

The tax character of the distributions paid during the fiscal years ended November 30, 2025 and November 30, 2024 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2025
Barron’s 400SM ETF	$1,034,000	$–	$–

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
Barron’s 400SM ETF	$1,760,535	$–	$–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2025, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Barron’s 400SM ETF	$20,140,867	$–

The Fund used capital loss carryovers during the year ended November 30, 2025, in the amount of $16,506,608.

As of November 30, 2025, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Barron’s 400SM ETF
Undistributed net investment income	$1,052,037
Accumulated net realized loss on investments	(20,140,867)
Net unrealized appreciation on investments	27,788,903
Total	$8,700,073
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Barron’s 400SM ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

As of November 30, 2025, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Barron’s 400SM ETF
Gross appreciation (excess of value over tax cost)	$35,316,701
Gross depreciation (excess of tax cost over value)	(7,527,798)
Net unrealized appreciation/(depreciation)	$27,788,903
Cost of investments for income tax purposes	$170,434,410

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales, investments in partnerships and passive foreign investment companies.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund’s securities lending agreement and related cash and non-cash collateral received as of November 30, 2025:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Barron’s 400SM ETF	$22,640,768	$16,198,635	$6,857,065	$23,055,700

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

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Barron’s 400SM ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2025:

Barron’s 400SM ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$16,198,635	$	$–	$–	$16,198,635
Total Borrowings					16,198,635
Gross amount of recognized liabilities for securities lending (collateral received)					$16,198,635

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund. ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Effective April 1, 2025, each Trustee receives (1) a quarterly retainer of $27,500, (2) a per meeting fee of $16,500, (3) $4,000 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $7,000, the Chairman of the Audit Committee receives a quarterly retainer of $4,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,500, each in connection with their respective roles. Prior to April 1, 2025, each Trustee received (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2025, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
Barron’s 400 ETF	$151,052,874	$150,764,378

For the year ended November 30, 2025, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Barron’s 400 ETF	$21,302,737	$7,442,134

For the year ended November 30, 2025, the Fund had in-kind net realized gains of $1,459,429.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

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Barron’s 400SM ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust, or other funds to which the Adviser provides advisory services, during the year ended November 30, 2025 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser or sub-adviser. The Board previously adopted procedures that apply to transactions pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2025, were as follows:

Fund	Purchase Cost Paid	Sale Proceeds Received	Realized Gain/(Loss) on Sales
Barron’s 400SM ETF	$1,144,359	$872,707	$88,139

7. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, bank failures, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, extreme weather or geological events, natural or man-made disasters or events, country instability, and infectious disease epidemics or pandemics.

8. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments that should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.

9. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

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Barron’s 400SM ETF

Report of Independent Registered Public Accounting Firm	November 30, 2025

To the Shareholders of Barron’s 400SM ETF

and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barron’s 400SM ETF (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2026

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Barron’s 400SM ETF

Additional Information	November 30, 2025 (Unaudited)

TAX INFORMATION

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2024:

	Qualified Dividend Income	Dividend Received Deduction
Barron’s 400SM ETF	100%	100%

In early 2025, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2024 via Form 1099. The Fund will notify shareholders in early 2026 of amounts paid to them by the Fund, if any, during the calendar year 2025.

LICENSING AGREEMENT

MarketGrader Capital, LLC (the “Index Provider”) has entered into a license agreement with Dow Jones & Company to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index. The Index Provider also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index. The Index Provider in turn has entered into the Sublicense Agreement with the Adviser to use the Underlying Index. The following disclosure relates to such licensing agreements:

The Fund is not sponsored, managed or advised by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of a market or sector. The Index Provider’s only relationship to the Adviser or the Fund is the licensing of certain service marks and trade names of the Index Provider and of the Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Fund. The Index Provider has no obligation to take the needs of the Adviser or the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Barron’s 400 IndexSM” is calculated and published by the Index Provider. “Barron’s,” “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of DJC & Company, Inc. (“DJC”) or its affiliates and have been licensed to the Index Provider and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub-fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (the “Sub-Licensee”). The Barron’s 400SM ETF (the “Product”) is not sponsored or advised by DJC or its affiliates. DJC and its affiliates make no representation or warranty, express or implied, to the Licensee or to the owners of the Product(s) or any member of the public regarding the advisability of trading in the Product. DJC and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of DJC. The Barron’s 400 IndexSM is determined, composed and calculated by the Index Provider without regard to DJC. DJC has no obligation to take the needs of the Licensee or the owners of the Product into consideration in connection with its licensing of the Barron’s 400 IndexSM to the Index Provider or the Sub-Licensee to Licensee. DJC and its affiliates are not responsible for and have not participated in the calculation of the Barron’s 400 IndexSM or in the determination of the timing of, prices at, or quantities of the Fund to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. DJC and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 IndexSM or the Product.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEXSM OR ANY DATA INCLUDED THEREIN AND DOW JONES AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEXSM OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES. AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DJC AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

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Barron’s 400SM ETF

Additional Information	November 30, 2025 (Unaudited)

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

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Barron’s 400SM ETF

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

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Barron’s 400SM ETF

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

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Barron’s 400SM ETF

Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2025:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee (1)	$40,000	$–	$40,000
Edmund J. Burke, Trustee	179,500	–	179,500
Jeremy W. Deems, Trustee	184,500	–	184,500
Rick A. Pederson, Trustee	194,500	–	194,500
Joseph F. Keenan, Trustee	170,500	–	170,500
Susan K. Wold, Trustee	170,500	–	170,500
Laton Spahr, President and Trustee*	–	–	–
Total	$939,500	$–	$939,500

(1)	Effective December 31, 2024, Ms. Anstine retired as Trustee of the Trust.
*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

Pursuant to the Fund’s unitary fee arrangements, the Fund does not pay any Trustee fees. The Trustee fees are paid by the Adviser.

21 | alpsfunds.com

Barron’s 400SM ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2025 (Unaudited)

At its meetings held on June 4, 2025 and June 18, 2025, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Barron’s 400 ETF (“BFOR” or the “Fund”). In evaluating the renewal of the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board, including the Independent Trustees, reviewed information on the performance of the Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable. The Board, including the Independent Trustees, also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory. The Board, including the Independent Trustees, noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided. The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for BFOR is higher than the median of its FUSE expense group. BFOR’s net expense ratio is higher than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of BFOR and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to BFOR.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

22 | alpsfunds.com

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETF.

SS&C | ALPS ADVISORS

alpsfunds.com | 1-866-759-5679

SS&C | ALPS ADVISORS

FINANCIAL STATEMENTS & OTHER INFORMATION

Annual Report

November 30, 2025

Level Four Large Cap Growth Active ETF

(NASDAQ: LGRO)

An ALPS Advisors Solution

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments	1
Statement of Assets and Liabilities	2
Statement of Operations	3
Statements of Changes in Net Assets	4
Financial Highlights	5
Notes to Financial Statements and Financial Highlights	6
Report of Independent Registered Public Accounting Firm	12
Additional Information	13
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	14
Proxy Disclosures for Open-End Management Investment Companies	15
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	16
Statement Regarding Basis for Approval of Investment Advisory Contract	17

alpsfunds.com

Level Four Large Cap Growth Active ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
COMMON STOCKS (96.75%)
Communication Services (12.03%)
Alphabet, Inc., Class A	25,516	$8,169,712
Meta Platforms, Inc., Class A	4,885	3,165,236
Netflix, Inc.(a)	16,820	1,809,496
Walt Disney Co.	10,632	1,110,725
Total Communication Services		14,255,169

Consumer Discretionary (14.89%)
Amazon.com, Inc.(a)	31,063	7,244,512
Booking Holdings, Inc.	577	2,835,777
Etsy, Inc.(a)	16,698	905,366
Home Depot, Inc.	3,067	1,094,674
McDonald's Corp.	3,864	1,204,872
PulteGroup, Inc.	9,654	1,227,892
RH(a)(b)	19,875	3,132,101
Total Consumer Discretionary		17,645,194

Consumer Staples (1.61%)
Celsius Holdings, Inc.(a)	18,476	756,407
Constellation Brands, Inc., Class A	8,436	1,150,502
Total Consumer Staples		1,906,909

Energy (1.58%)
Phillips 66	13,702	1,876,626

Financials (8.53%)
Blackrock, Inc.	2,053	2,150,107
Mastercard, Inc., Class A	4,202	2,313,327
Morgan Stanley	7,346	1,246,322
PayPal Holdings, Inc.	51,611	3,235,494
Visa, Inc., Class A	3,461	1,157,497
Total Financials		10,102,747

Health Care (7.55%)
AbbVie, Inc.	5,905	1,344,568
Dexcom, Inc.(a)	17,401	1,104,441
Intuitive Surgical, Inc.(a)	2,600	1,491,048
UnitedHealth Group, Inc.	11,431	3,769,601
Vertex Pharmaceuticals, Inc.(a)	2,837	1,230,152
Total Health Care		8,939,810

Industrials (7.34%)
Copart, Inc.(a)	26,605	1,037,063
Fortive Corp.	18,124	969,272
Lockheed Martin Corp.	2,522	1,154,723
Paycom Software, Inc.	5,921	954,288
TransDigm Group, Inc.	914	1,243,195
Uber Technologies, Inc.(a)	38,114	3,336,499
Total Industrials		8,695,040

Information Technology (42.22%)
Apple, Inc.	31,773	8,859,901
Applied Materials, Inc.	10,440	2,633,490
Arista Networks, Inc.(a)	8,126	1,061,906
Broadcom, Inc.	6,819	2,747,784

Security Description	Shares	Value
Information Technology (continued)
Docusign, Inc.(a)	33,689	$2,336,333
Lam Research Corp.	16,529	2,578,524
Micron Technology, Inc.	11,507	2,721,175
Microsoft Corp.	13,248	6,518,149
MongoDB, Inc.(a)	3,640	1,209,827
Monolithic Power Systems, Inc.	2,308	2,142,216
NVIDIA Corp.	26,064	4,613,329
Palo Alto Networks, Inc.(a)	5,618	1,068,150
Ralliant Corp.	27,986	1,381,669
Salesforce, Inc.	9,367	2,159,468
ServiceNow, Inc.(a)	2,596	2,109,016
Snowflake, Inc., Class A(a)	12,108	3,042,014
Twilio, Inc., Class A(a)	21,831	2,831,262
Total Information Technology		50,014,213

Real Estate (1.00%)
Zillow Group, Inc.(a)	15,953	1,186,584

TOTAL COMMON STOCKS
(Cost $87,755,854)		114,622,292

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (4.89%)
Money Market Fund (3.24%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $3,838,297)	3.91%	3,838,297	$3,838,297

Investments Purchased with Collateral from Securities Loaned (1.65%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.04%
(Cost $1,953,977)		1,953,977	1,953,977

TOTAL SHORT TERM INVESTMENTS
(Cost $5,792,274)			5,792,274

TOTAL INVESTMENTS (101.64%)
(Cost $93,548,128)			$120,414,566
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.64%)			(1,943,442)
NET ASSETS - 100.00%			$118,471,124

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan.

The total market value of securities on loan is $2,349,037.

See Notes to Financial Statements and Financial Highlights.

1 | alpsfunds.com

Level Four Large Cap Growth Active ETF

Statement of Assets and Liabilities	November 30, 2025

ASSETS:
Investments, at value(a)	$120,414,566
Dividends receivable	58,781
Total Assets	120,473,347

LIABILITIES:
Payable to adviser	48,246
Payable for collateral upon return of securities loaned	1,953,977
Total Liabilities	2,002,223
NET ASSETS	$118,471,124

NET ASSETS CONSIST OF:
Paid-in capital	$91,709,544
Total distributable earnings/(accumulated losses)	26,761,580
NET ASSETS	$118,471,124

INVESTMENTS, AT COST	$93,548,128

PRICING OF SHARES
Net Assets	$118,471,124
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,908,400
Net Asset Value, offering and redemption price per share	$40.73

(a)	Includes $2,349,037 of securities on loan.

See Notes to Financial Statements and Financial Highlights.

2 | alpsfunds.com

Level Four Large Cap Growth Active ETF

Statement of Operations	For the Year Ended November 30, 2025

INVESTMENT INCOME:
Dividend Income	$724,826
Securities lending income	461
Total investment income	725,287

EXPENSES:
Investment adviser fees	501,798
Total expenses	501,798
NET INVESTMENT INCOME	223,489

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(a)	12,797,827
Net change in unrealized appreciation on investments	2,523,838
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	15,321,665
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,545,154

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements and Financial Highlights).

See Notes to Financial Statements and Financial Highlights.

3 | alpsfunds.com

Level Four Large Cap Growth Active ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment income	$223,489	$358,998
Net realized gain	12,797,827	3,807,777
Net change in unrealized appreciation	2,523,838	19,683,905
Net increase in net assets resulting from operations	15,545,154	23,850,680

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(308,091)	(472,605)
Total distributions	(308,091)	(472,605)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	40,125,413	17,491,395
Cost of shares redeemed	(29,537,151)	(13,367,369)
Net increase from capital share transactions	10,588,262	4,124,026
Net increase in net assets	25,825,325	27,502,101

NET ASSETS:
Beginning of year	92,645,799	65,143,698
End of year	$118,471,124	$92,645,799

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,628,400	2,473,400
Shares sold	1,075,000	605,000
Shares redeemed	(795,000)	(450,000)
Shares outstanding, end of year	2,908,400	2,628,400

See Notes to Financial Statements and Financial Highlights.

4 | alpsfunds.com

Level Four Large Cap Growth Active ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024	For the Period August 22, 2023 (Commencement of Operations) to November 30, 2023
NET ASSET VALUE, BEGINNING OF PERIOD	$35.25	$26.34	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.08	0.14	0.07
Net realized and unrealized gain	5.51	8.95	1.27
Total from investment operations	5.59	9.09	1.34

DISTRIBUTIONS:
From net investment income	(0.10)	(0.18)	–
From net realized gains	(0.01)	–	–
Total distributions	(0.11)	(0.18)	–

NET INCREASE IN NET ASSET VALUE	5.48	8.91	1.34
NET ASSET VALUE, END OF PERIOD	$40.73	$35.25	$26.34
TOTAL RETURN(b)	15.90%	34.63%	5.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$118,471	$92,646	$65,144

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.50%	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	0.22%	0.44%	1.01	%(c)
Portfolio turnover rate(d)	15%	8%	0%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

5 | alpsfunds.com

Level Four Large Cap Growth Active ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2025, the Trust consisted of twenty-four separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Level Four Large Cap Growth Active ETF (the “Fund”). The investment objective of the Fund is to seek maximum total return and above peer average risk-adjusted return. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the Nasdaq Stock Market LLC (“Nasdaq Exchange”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 5,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. The Fund’s Treasurer is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

6 | alpsfunds.com

Level Four Large Cap Growth Active ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2025:

Level Four Large Cap Growth Active ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$114,622,292	$–	$–	$114,622,292
Short Term Investments	5,792,274	–	–	5,792,274
Total	$120,414,566	$–	$–	$120,414,566

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2025.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

7 | alpsfunds.com

Level Four Large Cap Growth Active ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2025, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions and prior year tax return true-up:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
Level Four Large Cap Growth Active ETF	$12,732,402	$(12,732,402)

The tax character of the distributions paid during the fiscal year ended November 30, 2025 and November 30, 2024 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2025
Level Four Large Cap Growth Active ETF	$308,091	$–	$–

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
Level Four Large Cap Growth Active ETF	$472,605	$–	$–

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2025, the Fund did not have any amounts available to carry forward to the next tax year.

The Fund used capital loss carryovers during the year ended November 30, 2025 in the amount of $131,843.

As of November 30, 2025, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments	Other Accumulated Losses	Net Unrealized Appreciation/(Depreciation) on Investments	Total
Level Four Large Cap Growth Active ETF	$84,951	$–	$–	$26,676,629	$26,761,580

As of November 30, 2025, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Level Four Large Cap Growth Active ETF
Gross appreciation (excess of value over tax cost)	$30,512,621
Gross depreciation (excess of tax cost over value)	(3,835,992)
Net unrealized appreciation/(depreciation)	$26,676,629
Cost of investments for income tax purposes	$93,737,937

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

8 | alpsfunds.com

Level Four Large Cap Growth Active ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of each Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2025:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Level Four Large Cap Growth Active ETF	$2,349,037	$1,953,977	$471,818	$2,425,795

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

9 | alpsfunds.com

Level Four Large Cap Growth Active ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2025:

Level Four Large Cap Growth Active ETF		Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$1,953,977	$–	$–	$–	$1,953,977
Total Borrowings					1,953,977
Gross amount of recognized liabilities for securities lending (collateral received)					$1,953,977

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily net assets.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

Level Four Capital Management, LLC (“Level Four” or the “Sub-Adviser”) serves as the Fund's sub-adviser pursuant to a sub-advisory agreement with the Trust (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser's advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of 0.25% of the Fund's average daily net assets.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Effective April 1, 2025, each Trustee receives (1) a quarterly retainer of $27,500, (2) a per meeting fee of $16,500, (3) $4,000 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $7,000, the Chairman of the Audit Committee receives a quarterly retainer of $4,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,500, each in connection with their respective roles. Prior to April 1, 2025, each Trustee received (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2025 the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Level Four Large Cap Growth Active ETF	$14,620,704	$17,865,499

For the year ended November 30, 2025, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Level Four Large Cap Growth Active ETF	$39,294,647	$29,070,029

For the year ended November 30, 2025, the Fund had in-kind net realized gain of $12,729,023.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

10 | alpsfunds.com

Level Four Large Cap Growth Active ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 5,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, bank failures, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, extreme weather or geological events, natural or man-made disasters or events, country instability, and infectious disease epidemics or pandemics.

7. RECENT ACCOUNTING PRONOUNCEMENT:

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments that should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

11 | alpsfunds.com

Level Four Large Cap Growth Active ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Level Four Large Cap Growth Active ETF

and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Level Four Large Cap Growth Active ETF (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period August 22, 2023 (commencement of operations) through November 30, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period August 22, 2023 (commencement of operations) through November 30, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2026

12 | alpsfunds.com

Level Four Large Cap Growth Active ETF

Additional Information	November 30, 2025 (Unaudited)

TAX INFORMATION

The Level Four Large Cap Growth Active ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2024:

	Qualified Dividend Income	Dividend Received Deduction	199A
Level Four Large Cap Growth Active ETF	100.00%	100.00%	0.00%

In early 2025, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2024 via Form 1099. The Fund will notify shareholders in early 2026 of amounts paid to them by the Fund, if any, during the calendar year 2025.

13 | alpsfunds.com

Level Four Large Cap Growth Active ETF

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

14 | alpsfunds.com

Level Four Large Cap Growth Active ETF

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

15 | alpsfunds.com

Level Four Large Cap Growth Active ETF

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	November 30, 2025 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2025:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee (1)	$40,000	$—	$40,000
Edmund J. Burke, Trustee	179,500	—	179,500
Jeremy W. Deems, Trustee	184,500	—	184,500
Rick A. Pederson, Trustee	194,500	—	194,500
Joseph F. Keenan, Trustee	170,500	—	170,500
Susan K. Wold, Trustee	170,500	—	170,500
Laton Spahr, President and Trustee*	—	—	—
Total	$939,500	$—	$939,500

(1)	Effective December 31, 2024, Ms. Anstine retired as Trustee of the Trust.
*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

Pursuant to the Fund's unitary fee arrangement, the Fund does not pay any Trustee fees. The Trustee fees are paid by the Adviser.

16 | alpsfunds.com

Level Four Large Cap Growth Active ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2025 (Unaudited)

At its meetings held on June 4, 2025 and June 18, 2025, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of (i) the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Level Four Large Cap Growth Active ETF (the “Fund” or “LGRO”) and (ii) the Investment Sub-Advisory Agreement between the Trust, AAI and Level Four Capital Management, LLC (the “Sub-Adviser” or “Level Four”) with respect to the Fund (the “Level Four Sub-Advisory Agreement”).

In evaluating the renewal of the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the Investment Advisory Agreement, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board, including the Independent Trustees, reviewed information on the performance of the Fund and its applicable benchmark for the 1 year and since inception periods and against the appropriate FUSE performance universe. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board, including the Independent Trustees, noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to the Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for LGRO is lower than the median of its FUSE expense group. LGRO’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of LGRO and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to LGRO.

17 | alpsfunds.com

Level Four Large Cap Growth Active ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2025 (Unaudited)

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The Board, including the Independent Trustees, discussed the Level Four Sub-Advisory Agreement.

In evaluating the Level Four Sub-Advisory Agreement, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by Level Four with respect to LGRO under the Level Four Sub-Advisory Agreement; (ii) the advisory fees and other expenses paid by LGRO compared to those of similar funds managed by other investment advisers; (iii) the profitability to Level Four of its sub-advisory relationship with LGRO and the reasonableness of compensation to Level Four; (iv) the extent to which economies of scale would be realized if, and as, LGRO’s assets increase, and whether the fee level in the Level Four Sub-Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by Level Four under the Level Four Sub-Advisory Agreement, the Board, including the Independent Trustees considered and reviewed information concerning the services provided under the Level Four Sub-Advisory Agreement, LGRO’s performance, financial information regarding Level Four, information describing Level Four’s current organization and the background and experience of the persons responsible for the day-to-day management of LGRO. Based upon their review, the Board, including the Independent Trustees concluded that Level Four was qualified to oversee the portfolio management of Level Four and that the services provided by Level Four to LGRO are satisfactory. The Board, including the Independent Trustees considered that the contractual sub-advisory fee to be paid to Level Four with respect to LGRO was 0.25% of LGRO’s average daily net assets out of a total management fee of 0.50% of LGRO’s average daily net assets.

In reviewing LGRO’s profitability with respect to Level Four, the Board, including the Independent Trustees considered the resources involved in managing LGRO.

The Board, including the Independent Trustees also considered other benefits that have been and may be realized by Level Four from its relationships with LGRO, known as fall-out benefits.

The Board, including the Independent Trustees considered the extent to which economies of scale may be realized if LGRO’s assets continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. The Board, including the Independent Trustees noted that LGRO commenced operations on August 22, 2023 and has not yet achieved scale in terms of assets. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved with respect to LGRO.

In voting to approve the Level Four Sub-Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of the Level Four Sub-Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Board, including the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

18 | alpsfunds.com

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETF.

SS&C | ALPS ADVISORS

alpsfunds.com | 1-866-759-5679

FINANCIAL STATEMENTS & OTHER INFORMATION

Annual Report

November 30, 2025

RiverFront Dynamic Core Income ETF

(NYSE Arca: RFCI)

RiverFront Dynamic US Dividend Advantage ETF

(NYSE Arca: RFDA)

RiverFront Strategic Income Fund

(NYSE Arca: RIGS)

An ALPS Advisors Solution

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments
RiverFront Dynamic Core Income ETF	1
RiverFront Dynamic US Dividend Advantage ETF	3
RiverFront Strategic Income Fund	5
Statements of Assets and Liabilities	8
Statements of Operations	9
Statements of Changes in Net Assets
RiverFront Dynamic Core Income ETF	10
RiverFront Dynamic US Dividend Advantage ETF	11
RiverFront Strategic Income Fund	12
Financial Highlights	13
Notes to Financial Statements and Financial Highlights	16
Report of Independent Registered Public Accounting Firm	24
Additional Information	25
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	26
Proxy Disclosures for Open-End Management Investment Companies	27
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	28
Statement Regarding Basis for Approval of Investment Advisory Contract	29

alpsfunds.com | 1-866-759-5679

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value
CORPORATE BONDS (69.45%)
Communications (2.30%)
Comcast Corp.
5.168%, 01/15/2037(a)	$164,000	$163,852
Verizon Communications, Inc.
4.750%, 01/15/2033	242,000	243,546
Total Communications		407,398

Consumer Discretionary (15.76%)
American Honda Finance Corp.
5.050%, 07/10/2031	201,000	206,946
Ford Motor Co.
9.625%, 04/22/2030	224,000	260,246
Ford Motor Credit Co. LLC
7.350%, 11/04/2027	372,000	388,522
General Motors Financial Co., Inc.
6.400%, 01/09/2033	558,000	604,290
Goodyear Tire & Rubber Co.
4.875%, 03/15/2027	163,000	162,682
Hyatt Hotels Corp.
5.750%, 04/23/2030	558,000	583,865
Lennar Corp.
5.200%, 07/30/2030	201,000	207,640
Marriott International, Inc.
4.000%, 04/15/2028(b)	373,000	373,087
Total Consumer Discretionary		2,787,278

Energy (9.91%)
Hess Midstream Operations LP
4.250%, 02/15/2030(a)	163,000	159,235
Kinetik Holdings LP
6.625%, 12/15/2028(a)	650,000	669,116
MPLX LP
5.000%, 01/15/2033	194,000	196,062
ONEOK, Inc.
5.400%, 10/15/2035	194,000	196,840
Phillips 66 Co.
5.250%, 06/15/2031	324,000	338,305
Williams Cos., Inc.
5.300%, 09/30/2035	188,000	192,636
Total Energy		1,752,194

Financials (14.66%)
Bank of America Corp.
4.250%, 10/22/2026	226,000	226,508
5Y US TI + 3.23%(c)(d)	403,000	407,236
Citigroup, Inc.
4.450%, 09/29/2027	297,000	298,522
6.625%, 06/15/2032	99,000	110,226
Goldman Sachs Group, Inc.
1D US SOFR + 1.135%, 10/23/2030(c)	269,000	273,479
Iron Mountain, Inc.
4.875%, 09/15/2027(a)	316,000	315,122
JPMorgan Chase & Co.
4.250%, 10/01/2027	193,000	194,418

	Principal
Security Description	Amount	Value
Financials (continued)
PNC Financial Services Group, Inc.
5Y US TI + 3.238%(c)(d)	$403,000	$409,971
Royal Bank of Canada
6.000%, 11/01/2027	344,000	357,381
Total Financials		2,592,863

Health Care (1.31%)
CVS Health Corp.
4.300%, 03/25/2028	68,000	68,198
HCA, Inc.
5.375%, 09/01/2026	163,000	163,444
Total Health Care		231,642

Industrials (6.04%)
Ingersoll Rand, Inc.
5.700%, 08/14/2033	558,000	595,725
Johnson Controls International PLC / Tyco Fire & Security Finance SCA
4.900%, 12/01/2032	228,000	233,913
Textron, Inc.
5.500%, 05/15/2035	228,000	237,969
Total Industrials		1,067,607

Materials (1.78%)
DuPont de Nemours, Inc.
4.725%, 11/15/2028(a)	71,000	71,948
PPG Industries, Inc.
4.375%, 03/15/2031	242,000	242,460
Total Materials		314,408

Technology (8.06%)
Concentrix Corp.
6.850%, 08/02/2033	558,000	556,968
Dell International LLC / EMC Corp.
4.750%, 10/06/2032	194,000	194,573
Flex, Ltd.
5.250%, 01/15/2032	228,000	233,010
HP, Inc.
5.400%, 04/25/2030	201,000	208,914
Microchip Technology, Inc.
5.050%, 02/15/2030	228,000	233,040
Total Technology		1,426,505

Utilities (9.63%)
Dominion Energy, Inc.
4.250%, 06/01/2028	373,000	374,079
Duke Energy Corp.
4.950%, 09/15/2035	242,000	241,979
Public Service Enterprise Group, Inc.
5.850%, 11/15/2027	372,000	384,706
Southern California Gas Co.
5.200%, 06/01/2033	330,000	342,245

See Notes to Financial Statements and Financial Highlights.

1 | alpsfunds.com

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value
Utilities (continued)
Vistra Operations Co. LLC
7.750%, 10/15/2031(a)	$340,000	$361,357
Total Utilities		1,704,366

TOTAL CORPORATE BONDS
(Cost $12,045,467)		12,284,261

GOVERNMENT BONDS (26.04%)
Mexico Government International Bond
6.000%, 05/13/2030	166,000	173,935
United States Treasury Bond
4.375%, 05/15/2034	898,000	928,606
4.750%, 02/15/2037	403,000	427,998
4.750%, 11/15/2043	2,028,000	2,070,422
4.000%, 11/15/2052	733,000	654,575
3.625%, 05/15/2053	421,000	350,926
TOTAL GOVERNMENT BONDS
(Cost $4,752,808)		4,606,462

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.55%)
Money Market Fund (3.55%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	3.91%	628,239	$628,239

TOTAL SHORT TERM INVESTMENTS
(Cost $628,239)			628,239

TOTAL INVESTMENTS (99.04%)
(Cost $17,426,514)			$17,518,962
OTHER ASSETS IN EXCESS OF LIABILITIES (0.96%)			170,302
NET ASSETS - 100.00%			$17,689,264

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

TI - Treasury Index

Reference Rates:

1D US SOFR - 1 Day SOFR as of November 30, 2025 was 4.12%

5Y US TI - 5 Year US TI as of November 30, 2025 was 3.59%

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $1,740,630, representing 9.84% of net assets.

(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2025, the market value of those securities was $373,087, representing 2.11% of net assets.

(c)	Floating or variable rate security. Interest rate resets periodically on specific dates. The rate shown represents the coupon or interest rate in effect as of November 30, 2025. Security description includes the reference rate and spread if published and available.

(d)	Securities are perpetual and thus do not have a predetermined maturity date.

See Notes to Financial Statements and Financial Highlights.

2 | alpsfunds.com

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
COMMON STOCKS (97.98%)
Communication Services (5.79%)
Alphabet, Inc., Class A	3,548	$1,135,999
Alphabet, Inc., Class C	10,224	3,272,907
TEGNA, Inc.	27,435	535,531
Total Communication Services		4,944,437

Consumer Discretionary (9.90%)
Amazon.com, Inc.(a)	15,999	3,731,287
Ethan Allen Interiors, Inc.	16,052	379,469
H&R Block, Inc.	22,456	945,847
Perdoceo Education Corp.	68,967	1,928,317
TJX Cos., Inc.	7,994	1,214,448
Upbound Group, Inc.	13,915	249,357
Total Consumer Discretionary		8,448,725

Consumer Staples (2.51%)
Altria Group, Inc.	11,476	677,199
B&G Foods, Inc.(b)	104,878	483,488
Coca-Cola Co.	7,696	562,731
Philip Morris International, Inc.	2,680	422,046
Total Consumer Staples		2,145,464

Energy (6.86%)
Antero Midstream Corp.	83,002	1,494,866
Crescent Energy Co.(b)	76,572	722,074
Devon Energy Corp.	8,293	307,339
EOG Resources, Inc.	8,426	908,744
Exxon Mobil Corp.	7,255	841,000
Kinder Morgan, Inc.	42,170	1,152,084
VAALCO Energy, Inc.(b)	119,297	427,083
Total Energy		5,853,190

Financials (17.29%)
Fidelity National Information Services, Inc.	14,296	940,248
First Financial Corp.	15,950	931,001
First Horizon National Corp.	41,047	916,990
FNB Corp.(b)	28,665	476,986
Fulton Financial Corp.	27,698	502,719
Hanmi Financial Corp.	36,110	997,358
Heritage Commerce Corp.	68,960	750,974
Huntington Bancshares, Inc.	38,034	619,954
Old Republic International Corp.	33,853	1,560,623
OneMain Holdings, Inc.	11,244	697,465
Ready Capital Corp.(b)	37,700	95,381
Starwood Property Trust, Inc.(b)	15,634	286,728
TrustCo Bank Corp. NY	20,260	853,554
Universal Insurance Holdings, Inc.	35,866	1,188,241
US Bancorp	25,702	1,260,683
Valley National Bancorp(b)	53,953	610,748
Visa, Inc., Class A	3,224	1,078,235
Washington Trust Bancorp, Inc.	22,450	637,580

Security Description	Shares	Value
Financials (continued)
Western Union Co.(b)	40,474	$355,766
Total Financials		14,761,234

Health Care (1.57%)
Amgen, Inc.	1,846	637,719
National Research Corp.(b)	41,358	702,672
Total Health Care		1,340,391

Industrials (6.26%)
Apogee Enterprises, Inc.	13,375	486,984
Deluxe Corp.	37,679	765,637
Genco Shipping & Trading, Ltd.(b)	37,669	712,697
Lockheed Martin Corp.	1,024	468,849
MSC Industrial Direct Co. Inc, Class A, Class A	5,199	462,503
Paychex, Inc.	3,716	415,040
Pitney Bowes, Inc.(b)	137,972	1,360,404
Trane Technologies PLC	1,600	674,368
Total Industrials		5,346,482

Information Technology (35.73%)
Apple, Inc.	27,011	7,532,017
Cisco Systems, Inc.	23,434	1,803,012
Hewlett Packard Enterprise Co.	65,320	1,428,549
International Business Machines Corp.	6,440	1,987,255
Microsoft Corp.	14,182	6,977,686
NVIDIA Corp.	55,670	9,853,590
QUALCOMM, Inc.	5,422	911,384
Total Information Technology		30,493,493

Materials (2.92%)
Greif, Inc.	6,622	471,354
Myers Industries, Inc.	62,550	1,129,653
Ramaco Resources, Inc.(b)	56,992	887,406
Total Materials		2,488,413

Real Estate (5.52%)
Camden Property Trust	4,040	429,614
Curbline Properties Corp.	21,258	508,916
Global Medical REIT, Inc.	18,954	628,704
Invitation Homes, Inc.	13,744	387,581
Medical Properties Trust, Inc.	103,111	593,919
Piedmont Realty Trust, Inc., Class A	33,013	288,534
SITE Centers Corp.(b)	10,436	76,809
Tanger, Inc.	27,352	918,480
Universal Health Realty Income Trust	21,628	879,178
Total Real Estate		4,711,735

Utilities (3.63%)
Clearway Energy, Inc., Class C(b)	40,562	1,485,381
Evergy, Inc.	7,014	544,637

See Notes to Financial Statements and Financial Highlights.

3 | alpsfunds.com

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	November 30, 2025

Security Description	Shares	Value
Utilities (continued)
Public Service Enterprise Group, Inc.	12,766	$1,066,217
Total Utilities		3,096,235

TOTAL COMMON STOCKS
(Cost $65,068,357)		83,629,799

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (6.03%)
Money Market Fund (1.95%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $1,662,997)	3.91%	1,662,997	$1,662,997

Investments Purchased with Collateral from Securities Loaned (4.08%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.04%
(Cost $3,485,803)		3,485,803	3,485,803
TOTAL SHORT TERM INVESTMENTS
(Cost $5,148,800)			5,148,800

TOTAL INVESTMENTS (104.01%)
(Cost $70,217,157)			$88,778,599
LIABILITIES IN EXCESS OF OTHER ASSETS (-4.01%)			(3,419,741)
NET ASSETS - 100.00%			$85,358,858

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $6,490,477.

See Notes to Financial Statements and Financial Highlights.

4 | alpsfunds.com

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value
CORPORATE BONDS (69.24%)
Communications (4.48%)
CCO Holdings LLC / CCO Holdings Capital Corp.
5.500%, 05/01/2026(a)	$324,000	$324,094
Charter Communications Operating LLC / Charter Communications Operating Capital
5.850%, 12/01/2035	839,000	841,311
Netflix, Inc.
4.375%, 11/15/2026	591,000	593,967
Sirius XM Radio LLC
5.000%, 08/01/2027(a)	695,000	695,691
T-Mobile USA, Inc.
4.750%, 02/01/2028	1,036,000	1,036,735
Total Communications		3,491,798

Consumer Discretionary (13.01%)
Brink's Co.
6.500%, 06/15/2029(a)	802,000	829,411
Ford Motor Credit Co. LLC
6.950%, 03/06/2026	723,000	726,241
General Motors Financial Co., Inc.
5.400%, 04/06/2026	685,000	687,904
Group 1 Automotive, Inc.
6.375%, 01/15/2030(a)	841,000	865,526
Hilton Domestic Operating Co., Inc.
5.750%, 05/01/2028(a)	858,000	860,988
Hyatt Hotels Corp.
5.750%, 01/30/2027	710,000	721,087
Las Vegas Sands Corp.
6.000%, 08/15/2029	778,000	814,842
Lennar Corp.
4.750%, 11/29/2027	707,000	712,911
Marriott International, Inc.
4.900%, 04/15/2029	685,000	701,330
MGM Resorts International
5.500%, 04/15/2027	730,000	735,560
Newell Brands, Inc.
6.375%, 09/15/2027	858,000	860,538
Service Corp. International
5.750%, 10/15/2032	856,000	874,544
Volkswagen Group of America Finance LLC
6.450%, 11/16/2030(a)	700,000	753,557
Total Consumer Discretionary		10,144,439

Consumer Staples (2.06%)
Coty, Inc./HFC Prestige Products Inc/HFC Prestige International US LLC
5.600%, 01/15/2031(a)	832,000	838,155

Security Description	Principal Amount	Value
Consumer Staples (continued)
Post Holdings, Inc.
6.250%, 02/15/2032(a)	$742,000	$767,092
Total Consumer Staples		1,605,247

Energy (8.50%)
Columbia Pipelines Holding Co. LLC
6.042%, 08/15/2028(a)	723,000	753,026
EQT Corp.
6.375%, 04/01/2029	996,000	1,031,478
Hess Midstream Operations LP
6.500%, 06/01/2029(a)	778,000	805,595
Hilcorp Energy I LP / Hilcorp Finance Co.
7.250%, 02/15/2035(a)	856,000	814,961
Kinetik Holdings LP
6.625%, 12/15/2028(a)	723,000	744,263
Murphy Oil Corp.
6.000%, 10/01/2032	856,000	849,362
Sunoco LP / Sunoco Finance Corp.
7.000%, 09/15/2028(a)	723,000	747,284
Venture Global Plaquemines LNG LLC
6.750%, 01/15/2036(a)	846,000	887,287
Total Energy		6,633,256

Financials (15.38%)
Aircastle, Ltd.
6.500%, 07/18/2028(a)	723,000	759,759
American Express Co.
5.850%, 11/05/2027	766,000	793,381
Avolon Holdings Funding, Ltd.
6.375%, 05/04/2028(a)	736,000	767,613
Block, Inc.
6.500%, 05/15/2032	754,000	788,607
Citigroup, Inc.
4.450%, 09/29/2027	968,000	972,959
EPR Properties
4.750%, 12/15/2026	588,000	589,489
HAT Holdings I LLC / HAT Holdings II LLC
8.000%, 06/15/2027(a)	209,000	216,897
HSBC USA, Inc.
5.294%, 03/04/2027	742,000	753,894
Iron Mountain, Inc.
4.875%, 09/15/2027(a)	669,000	667,141
KeyBank NA/Cleveland OH
5.850%, 11/15/2027	723,000	745,378
Macquarie Airfinance Holdings, Ltd.
6.400%, 03/26/2029(a)	802,000	843,638
OneMain Finance Corp.
6.625%, 01/15/2028	778,000	798,581
6.625%, 05/15/2029	853,000	883,725

See Notes to Financial Statements and Financial Highlights.

5 | alpsfunds.com

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value
Financials (continued)
Penske Truck Leasing Co. Lp / PTL Finance Corp.
6.050%, 08/01/2028(a)	$723,000	$755,434
Royal Bank of Canada
6.000%, 11/01/2027	766,000	795,796
Starwood Property Trust, Inc.
6.000%, 04/15/2030(a)	839,000	864,600
Total Financials		11,996,892

Health Care (1.80%)
DaVita, Inc.
4.625%, 06/01/2030(a)	669,000	649,447
HCA, Inc.
5.625%, 09/01/2028	730,000	753,973
Total Health Care		1,403,420

Industrials (8.82%)
Hillenbrand, Inc.
6.250%, 02/15/2029	730,000	748,409
L3Harris Technologies, Inc.
5.400%, 07/31/2033	921,000	968,254
MasTec, Inc.
4.500%, 08/15/2028(a)	639,000	637,895
Textron, Inc.
5.500%, 05/15/2035	1,088,000	1,135,570
TransDigm, Inc.
6.375%, 03/01/2029(a)	742,000	765,163
Trinity Industries, Inc.
7.750%, 07/15/2028(a)	778,000	810,629
United Rentals North America, Inc.
6.000%, 12/15/2029(a)	919,000	943,649
WESCO Distribution, Inc.
6.375%, 03/15/2029(a)	839,000	867,884
Total Industrials		6,877,453

Materials (9.79%)
Alcoa Nederland Holding BV
7.125%, 03/15/2031(a)	730,000	774,143
ArcelorMittal SA
6.550%, 11/29/2027	723,000	753,149
Avient Corp.
6.250%, 11/01/2031(a)	856,000	874,389
Ball Corp.
6.000%, 06/15/2029	730,000	752,233
Berry Global, Inc.
4.875%, 07/15/2026(a)	326,000	326,091
Celanese US Holdings LLC
7.050%, 11/15/2030	723,000	750,000
Freeport-McMoRan, Inc.
5.000%, 09/01/2027	328,000	328,060
Methanex Corp.
5.125%, 10/15/2027	600,000	602,127
Methanex US Operations, Inc.
6.250%, 03/15/2032(a)	480,000	493,193

Security Description	Principal Amount	Value
Materials (continued)
Qnity Electronics, Inc.
5.750%, 08/15/2032(a)	$839,000	$862,132
Sasol Financing USA LLC
4.375%, 09/18/2026	384,000	381,343
Sealed Air Corp./Sealed Air Corp US
6.125%, 02/01/2028(a)	730,000	742,857
Total Materials		7,639,717

Technology (2.51%)
CDW LLC / CDW Finance Corp.
3.569%, 12/01/2031	8,000	7,483
Concentrix Corp.
6.600%, 08/02/2028	1,036,000	1,069,617
Seagate Data Storage Technology Pte, Ltd.
5.875%, 07/15/2030(a)	853,000	880,462
Total Technology		1,957,562

Utilities (2.89%)
American Electric Power Co., Inc.
5.750%, 11/01/2027	766,000	789,569
NRG Energy, Inc.
5.750%, 01/15/2028	695,000	697,362
Vistra Operations Co. LLC
7.750%, 10/15/2031(a)	723,000	768,416
Total Utilities		2,255,347

TOTAL CORPORATE BONDS
(Cost $53,188,695)		54,005,131

GOVERNMENT BONDS (26.25%)
Mexico Government International Bond
6.000%, 05/13/2030	744,000	779,563
U.S. Treasury Note
4.625%, 09/30/2030	944,000	986,369
United States Treasury Bond
4.375%, 05/15/2034	3,124,000	3,230,472
4.750%, 02/15/2037	1,387,000	1,473,037
4.750%, 11/15/2043	3,306,000	3,375,155
4.500%, 02/15/2044	4,003,000	3,956,559
4.625%, 05/15/2044	1,247,000	1,250,897
4.000%, 11/15/2052	6,076,000	5,425,916
TOTAL GOVERNMENT BONDS
(Cost $21,549,460)		20,477,968

See Notes to Financial Statements and Financial Highlights.

6 | alpsfunds.com

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2025

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.39%)
Money Market Fund (3.39%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	3.91%	2,646,800	$2,646,800

TOTAL SHORT TERM INVESTMENTS
(Cost $2,646,800)			2,646,800

TOTAL INVESTMENTS (98.88%)
(Cost $77,384,955)			$77,129,899
OTHER ASSETS IN EXCESS OF LIABILITIES (1.12%)			871,696
NET ASSETS - 100.00%			$78,001,595

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $25,958,362, representing 33.28% of net assets.

See Notes to Financial Statements and Financial Highlights.

7 | alpsfunds.com

RiverFront ETFs

Statements of Assets and Liabilities	November 30, 2025

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Strategic Income Fund
ASSETS:
Investments, at value(a)	$17,518,962	$88,778,599	$77,129,899
Dividend receivable	–	96,851	–
Interest receivable	177,915	5,409	905,036
Total Assets	17,696,877	88,880,859	78,034,935

LIABILITIES:
Payable to adviser	7,613	36,198	33,340
Payable for collateral upon return of securities loaned	–	3,485,803	–
Total Liabilities	7,613	3,522,001	33,340
NET ASSETS	$17,689,264	$85,358,858	$78,001,595

NET ASSETS CONSIST OF:
Paid-in capital	$21,156,536	$71,030,540	$93,769,363
Total distributable earnings/(accumulated losses)	(3,467,272)	14,328,318	(15,767,768)
NET ASSETS	$17,689,264	$85,358,858	$78,001,595

INVESTMENTS, AT COST	$17,426,514	$70,217,157	$77,384,955

PRICING OF SHARES
Net Assets	$17,689,264	$85,358,858	$78,001,595
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	775,000	1,350,002	3,350,000
Net Asset Value, offering and redemption price per share	$22.82	$63.23	$23.28

(a)	Includes $-, $6,490,477 and $-, respectively, of securities on loan.

See Notes to Financial Statements and Financial Highlights.

8 | alpsfunds.com

RiverFront ETFs

Statements of Operations	For the Year Ended November 30, 2025

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Strategic Income Fund
INVESTMENT INCOME:
Interest	$996,427	$–	$4,509,057
Dividends	25,779	1,662,924	122,222
Securities Lending Income	–	5,064	–
Total Investment Income	1,022,206	1,667,988	4,631,279

EXPENSES:
Investment adviser and sub-adviser fees (Note 3)	103,733	408,847	405,341
Total expenses	103,733	408,847	405,341
NET INVESTMENT INCOME	918,473	1,259,141	4,225,938

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments(a)	(7,348)	3,535,791	174,946
NET REALIZED GAIN/(LOSS)	(7,348)	3,535,791	174,946
Net change in unrealized appreciation on investments	143,495	2,863,724	352,978
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)	143,495	2,863,724	352,978
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	136,147	6,399,515	527,924
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,054,620	$7,658,656	$4,753,862

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements and Financial Highlights.

9 | alpsfunds.com

RiverFront Dynamic Core Income ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment income	$918,473	$1,048,338
Net realized loss	(7,348)	(362,460)
Net change in unrealized appreciation	143,495	1,207,623
Net increase in net assets resulting from operations	1,054,620	1,893,501

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(910,938)	(1,052,360)
Total distributions	(910,938)	(1,052,360)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	554,488
Shares redeemed	(5,080,886)	(4,507,572)
Net decrease from share transactions	(5,080,886)	(3,953,084)

Net decrease in net assets	(4,937,204)	(3,111,943)

NET ASSETS:
Beginning of period	22,626,468	25,738,411
End of period	$17,689,264	$22,626,468

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,000,000	1,175,000
Shares sold	–	25,000
Shares redeemed	(225,000)	(200,000)
Shares outstanding, end of period	775,000	1,000,000

See Notes to Financial Statements and Financial Highlights.

10 | alpsfunds.com

RiverFront Dynamic US Dividend Advantage ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment income	$1,259,141	$2,073,654
Net realized gain	3,535,791	5,409,430
Net change in unrealized appreciation	2,863,724	12,905,982
Net increase in net assets resulting from operations	7,658,656	20,389,066

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,533,716)	(2,072,969)
Total distributions	(1,533,716)	(2,072,969)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	13,123,106	3,992,312
Shares redeemed	(12,444,831)	(16,833,938)
Net increase/(decrease) from share transactions	678,275	(12,841,626)

Net increase in net assets	6,803,215	5,474,471

NET ASSETS:
Beginning of period	78,555,643	73,081,172
End of period	$85,358,858	$78,555,643

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,350,002	1,600,002
Shares sold	225,000	75,000
Shares redeemed	(225,000)	(325,000)
Shares outstanding, end of period	1,350,002	1,350,002

See Notes to Financial Statements and Financial Highlights.

11 | alpsfunds.com

RiverFront Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
OPERATIONS:
Net investment income	$4,225,938	$4,239,925
Net realized gain/(loss)	174,946	(2,090,548)
Net change in unrealized appreciation	352,978	4,930,029
Net increase in net assets resulting from operations	4,753,862	7,079,406

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(4,228,436)	(4,267,963)
Total distributions	(4,228,436)	(4,267,963)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	24,087,557	4,613,424
Shares redeemed	(27,015,772)	(38,533,107)
Net decrease from share transactions	(2,928,215)	(33,919,683)

Net decrease in net assets	(2,402,789)	(31,108,240)

NET ASSETS:
Beginning of period	80,404,384	111,512,624
End of period	$78,001,595	$80,404,384

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,475,000	4,950,000
Shares sold	1,050,000	200,000
Shares redeemed	(1,175,000)	(1,675,000)
Shares outstanding, end of period	3,350,000	3,475,000

See Notes to Financial Statements and Financial Highlights.

12 | alpsfunds.com

RiverFront Dynamic Core Income ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$22.63	$21.91	$22.23	$25.35	$26.21

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.02	0.95	0.75	0.47	0.47
Net realized and unrealized gain/(loss)	0.18	0.73	(0.29)	(2.71)	(0.87)
Total from investment operations	1.20	1.68	0.46	(2.24)	(0.40)

DISTRIBUTIONS:
From net investment income	(1.01)	(0.96)	(0.78)	(0.50)	(0.46)
From net realized gains	–	–	–	(0.38)	–
Total distributions	(1.01)	(0.96)	(0.78)	(0.88)	(0.46)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.19	0.72	(0.32)	(3.12)	(0.86)
NET ASSET VALUE, END OF PERIOD	$22.82	$22.63	$21.91	$22.23	$25.35
TOTAL RETURN(b)	5.44%	7.80%	2.12%	(9.02)%	(1.51)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$17,689	$22,626	$25,738	$43,341	$117,873

Ratio of expenses to average net assets	0.51%	0.51%	0.51%	0.51%	0.51%
Ratio of net investment income to average net assets	4.52%	4.24%	3.40%	2.03%	1.83%
Portfolio turnover rate(c)	28%	17%	54%	50%	45%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

13 | alpsfunds.com

RiverFront Dynamic US Dividend Advantage ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$58.19	$45.68	$44.76	$44.92	$37.03

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.35	1.41	1.25	1.46	0.62
Net realized and unrealized gain/(loss)	4.81	12.50	0.89	(0.21)	7.90
Total from investment operations	6.16	13.91	2.14	1.25	8.52

DISTRIBUTIONS:
From net investment income	(1.12)	(1.40)	(1.22)	(1.41)	(0.63)
Total distributions	(1.12)	(1.40)	(1.22)	(1.41)	(0.63)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	5.04	12.51	0.92	(0.16)	7.89
NET ASSET VALUE, END OF PERIOD	$63.23	$58.19	$45.68	$44.76	$44.92
TOTAL RETURN(b)	10.81%	30.90%	4.96%	2.86%	23.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$85,359	$78,556	$73,081	$92,881	$132,524

Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	2.35%	2.75%	2.84%	3.23%	1.47%
Portfolio turnover rate(c)	1%	28%	50%	104%	0%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

14 | alpsfunds.com

RiverFront Strategic Income Fund

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$23.14	$22.53	$22.65	$24.53	$24.79

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.10	1.01	0.78	0.55	0.55
Net realized and unrealized gain/(loss)	0.15	0.63	(0.12)	(1.82)	(0.18)
Total from investment operations	1.25	1.64	0.66	(1.27)	0.37

DISTRIBUTIONS:
From net investment income	(1.11)	(1.03)	(0.78)	(0.61)	(0.63)
Total distributions	(1.11)	(1.03)	(0.78)	(0.61)	(0.63)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.14	0.61	(0.12)	(1.88)	(0.26)
NET ASSET VALUE, END OF PERIOD	$23.28	$23.14	$22.53	$22.65	$24.53
TOTAL RETURN(b)	5.56%	7.42%	2.98%	(5.20)%	1.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$78,002	$80,404	$111,513	$104,759	$142,893

Ratio of expenses to average net assets	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of net investment income to average net assets	4.80%	4.41%	3.47%	2.35%	2.23%
Portfolio turnover rate(c)	18%	42%	52%	24%	50%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

15 | alpsfunds.com

RiverFront ETFs

Notes to Financial Statements and Financial Highlights	November 30, 2025

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2025, the Trust consisted of twenty-four separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, and the RiverFront Strategic Income Fund (each a “Fund” and collectively, the “Funds”).

The investment objective of the RiverFront Dynamic Core Income ETF Fund is to seek total return, with an emphasis on income as the source of that total return. The investment objective of the RiverFront Dynamic US Dividend Advantage ETF Fund is to seek to provide capital appreciation and dividend income. The investment objective of the RiverFront Strategic Income Fund is to seek total return, with an emphasis on income as the source of that total return. Each Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of each Fund as a whole. The Funds' Treasurer is the CODM for each Fund. Each Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that each Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of each Fund, against which the CODM assesses performance.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

Corporate bonds and United States government bonds are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service.

Each Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

16 | alpsfunds.com

RiverFront ETFs

Notes to Financial Statements and Financial Highlights	November 30, 2025

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The RiverFront Dynamic Core Income ETF and the RiverFront Strategic Income Fund may invest a significant portion of their assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

17 | alpsfunds.com

RiverFront ETFs

Notes to Financial Statements and Financial Highlights	November 30, 2025

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2025:

RiverFront Dynamic Core Income ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$12,284,261	$–	$12,284,261
Government Bonds*	–	4,606,462	–	4,606,462
Short Term Investments	628,239	–	–	628,239
Total	$628,239	$16,890,723	$–	$17,518,962

RiverFront Dynamic US Dividend Advantage ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$83,629,799	$–	$–	$83,629,799
Short Term Investments	5,148,800	–	–	5,148,800
Total	$88,778,599	$–	$–	$88,778,599

RiverFront Strategic Income Fund

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$54,005,131	$–	$54,005,131
Government Bonds*	–	20,477,968	–	20,477,968
Short Term Investments	2,646,800	–	–	2,646,800
Total	$2,646,800	$74,483,099	$–	$77,129,899

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2025.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2025, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions.

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
RiverFront Dynamic Core Income ETF	$6,603	$(6,603)
RiverFront Dynamic US Dividend Advantage ETF	3,448,813	(3,448,813)
RiverFront Strategic Income Fund	226,675	(226,675)

18 | alpsfunds.com

RiverFront ETFs

Notes to Financial Statements and Financial Highlights	November 30, 2025

The tax character of the distributions paid during the fiscal years ended November 30, 2025 and November 30, 2024 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2025
RiverFront Dynamic Core Income ETF	$910,938	$–	$–
RiverFront Dynamic US Dividend Advantage ETF	1,533,716	–	–
RiverFront Strategic Income Fund	4,228,436	–	–

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
RiverFront Dynamic Core Income ETF	$1,052,360	$–	$–
RiverFront Dynamic US Dividend Advantage ETF	2,072,969	–	–
RiverFront Strategic Income Fund	4,267,963	–	–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

As of November 30, 2025, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
RiverFront Dynamic Core Income ETF	$2,106,622	$1,453,721
RiverFront Dynamic US Dividend Advantage ETF	4,248,805	–
RiverFront Strategic Income Fund	8,084,409	7,372,293

The RiverFront Dynamic US Dividend Advantage ETF used capital loss carryovers during the year ended November 30, 2025, in the amount of $159,862.

As of November 30, 2025, the components of distributable earnings/(accumulated losses) on a tax basis for each Fund were as follows:

Fund	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Strategic Income Fund
Undistributed net investment income	$9,869	$15,712	$–
Accumulated net realized loss on investments	(3,560,343)	(4,248,805)	(15,456,702)
Net unrealized appreciation on investments	83,202	18,561,411	(311,066)
Total	$(3,467,272)	$14,328,318	$(15,767,768)

As of November 30, 2025, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Strategic Income Fund
Gross appreciation (excess of value over tax cost)	$352,124	$24,643,245	$1,122,155
Gross depreciation (excess of tax cost over value)	(268,922)	(6,081,834)	(1,433,220)
Net unrealized appreciation/(depreciation)	83,202	18,561,411	(311,065)
Cost of investments for income tax purposes	$17,435,760	$70,217,188	$77,440,964

The difference between book-basis and tax-basis is primarily due to the difference between premium amortization due to Accounting Standards Update 2017-08, and the tax deferral of wash sale losses.

19 | alpsfunds.com

RiverFront ETFs

Notes to Financial Statements and Financial Highlights	November 30, 2025

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2025, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The RiverFront Dynamic US Dividend Advantage ETF has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund's lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2025:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
RiverFront Dynamic US Dividend Advantage ETF	$6,490,477	$3,485,803	$3,193,110	$6,678,913

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received. As of November 30, 2025, Riverfront Dynamic Core Income ETF and Riverfront Strategic Income ETF did not have any securities on loan.

20 | alpsfunds.com

RiverFront ETFs

Notes to Financial Statements and Financial Highlights	November 30, 2025

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2025:

RiverFront Dynamic US Dividend Advantage ETF	Remaining Contractual Maturity of the Agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$3,485,803	$–	$–	$–	$3,485,803
Total Borrowings					3,485,803
Gross amount of recognized liabilities for securities lending (collateral received)					$3,485,803

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
RiverFront Dynamic Core Income ETF	0.51%(a)
RiverFront Dynamic US Dividend Advantage ETF	0.52%(b)
RiverFront Strategic Income Fund	0.11%

(a)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.51% for average net assets up to $600 million, (ii) 0.48% for average net assets equal to or greater than $600 million.
(b)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.52% for average net assets up to $600 million, (ii) 0.49% for average net assets equal to or greater than $600 million.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

RiverFront Investment Group, LLC (the “Sub-Adviser”) serves as each Fund’s sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides besides RiverFront Strategic Income Fund, in which the Fund directly pays the Sub-Adviser. The fee is payable on a monthly basis at the annual rate of the relevant Fund’s average daily net assets as set out below:

Fund	Sub-Advisory Fee
RiverFront Dynamic Core Income ETF	0.35%
RiverFront Dynamic US Dividend Advantage ETF	0.35%
RiverFront Strategic Income Fund	0.35%

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

Effective April 1, 2025, each Trustee receives (1) a quarterly retainer of $27,500, (2) a per meeting fee of $16,500, (3) $4,000 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $7,000, the Chairman of the Audit Committee receives a quarterly retainer of $4,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,500, each in connection with their respective roles. Prior to April 1, 2025, each Trustee received (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

21 | alpsfunds.com

RiverFront ETFs

Notes to Financial Statements and Financial Highlights	November 30, 2025

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2025, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions, U.S. Government securities and short-term investments, were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$4,166,782	$4,669,668
RiverFront Dynamic US Dividend Advantage ETF	678,988	672,598
RiverFront Strategic Income Fund	9,820,403	16,285,898

For the year ended November 30, 2025, the cost of U.S. Government security purchases and proceeds from U.S. Government security sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$1,750,359	$773,851
RiverFront Strategic Income Fund	5,667,133	–

For the year ended November 30, 2025, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$–	$5,044,347
RiverFront Dynamic US Dividend Advantage ETF	12,864,378	12,183,475
RiverFront Strategic Income Fund	23,760,704	26,811,707

For the year ended November 30, 2025, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
RiverFront Dynamic Core Income ETF	$9,530
RiverFront Dynamic US Dividend Advantage ETF	3,299,948
RiverFront Strategic Income Fund	236,810

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from each Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, bank failures, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions and related geopolitical events. In addition, the value of each Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, extreme weather or geological events, natural or man-made disasters or events, country instability, and infectious disease epidemics or pandemics.

22 | alpsfunds.com

RiverFront ETFs

Notes to Financial Statements and Financial Highlights	November 30, 2025

7. RECENT ACCOUNTING PRONOUNCEMENT:

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments that should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

23 | alpsfunds.com

RiverFront ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders of RiverFront Dynamic Core Income ETF,

RiverFront Dynamic US Dividend Advantage ETF and RiverFront Strategic Income Fund

and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, and RiverFront Strategic Income Fund (the “Funds”), each a series of ALPS ETF Trust, as of November 30, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2025, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2026

24 | alpsfunds.com

RiverFront ETFs

Additional Information	November 30, 2025 (Unaudited)

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2024:

	Qualified Dividend Income	Dividend Received Deduction	199A Dividends
RiverFront Dynamic Core Income ETF	0.00%	0.00%	0.00%
RiverFront Dynamic US Dividend Advantage ETF	85.87%	80.21%	7.29%
RiverFront Strategic Income Fund	0.00%	0.00%	0.00%

In early 2025, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2024 via Form 1099. The Funds will notify shareholders in early 2026 of amounts paid to them by the Funds, if any, during the calendar year 2025.

25 | alpsfunds.com

RiverFront ETFs

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

26 | alpsfunds.com

RiverFront ETFs

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

27 | alpsfunds.com

RiverFront ETFs

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	November 30, 2025 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2025:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee (1)	$40,000	—	$40,000
Edmund J. Burke, Trustee	179,500	—	179,500
Jeremy W. Deems, Trustee	184,500	—	184,500
Rick A. Pederson, Trustee	194,500	—	194,500
Joseph F. Keenan, Trustee	170,500	—	170,500
Susan K. Wold, Trustee	170,500	—	170,500
Laton Spahr, President and Trustee*	—	—	—
Total	$939,500	$—	$939,500

(1)	Effective December 31, 2024, Ms. Anstine retired as Trustee of the Trust.
*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

Pursuant to the Funds’ unitary fee arrangements, the Funds do not pay any Trustee fees. The Trustee fees are paid by the Adviser.

28 | alpsfunds.com

RiverFront ETFs

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2025 (Unaudited)

At its meetings held on June 4, 2025 and June 18, 2025, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of (i) the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the RiverFront Strategic Income Fund (“RIGS”), RiverFront Dynamic Core Income ETF (“RFCI”), and RiverFront Dynamic US Dividend Advantage ETF (“RFDA”) (each a “Fund” and collectively “the Funds” or the "RiverFront ETFs") and (ii) the Investment Sub-Advisory Agreements between the Trust or AAI and RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) with respect to the Funds (the “RiverFront Sub-Advisory Agreements”). In evaluating the renewal of the Investment Advisory Agreement with respect to each of the Funds, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the Investment Advisory Agreement, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board, including the Independent Trustees, reviewed information on the performance of each Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable, and against the appropriate FUSE performance universe. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board, including the Independent Trustees, noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summaries set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees reviewed and noted the relatively small sizes of the Funds and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Funds. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Funds, known as fall-out benefits.

With respect to each Fund, the Board, including the Independent Trustees, noted the following:

(i) RIGS

The gross management fee rate for RIGS is lower than the median of its FUSE expense group. RIGS’s net expense ratio is lower than the median of its FUSE expense group.

29 | alpsfunds.com

RiverFront ETFs

Statement Regarding Basis for	November 30, 2025 (Unaudited)
Approval of Investment Advisory Contract

The Board, including the Independent Trustees, reviewed and noted the relatively small size of RIGS and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to RIGS.

(ii)	RFCI

The gross management fee rate for RFCI is higher than the median of its FUSE expense group. RFCI’s net expense ratio is higher than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of RFCI and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to RFCI.

(iii)	RFDA

The gross management fee rate for RFDA is equal to the median of its FUSE expense group. RFDA’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of RFDA and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to RFDA.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The Board, including the Independent Trustees, discussed the RiverFront Sub-Advisory Agreements.

In evaluating the RiverFront Sub-Advisory Agreements, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by RiverFront with respect to the RiverFront ETFs under the RiverFront Sub-Advisory Agreements; (ii) the advisory fees and other expenses paid by the RiverFront ETFs compared to those of similar funds managed by other investment advisers; (iii) the profitability to RiverFront of its sub-advisory relationship with the RiverFront ETFs and the reasonableness of compensation to RiverFront; (iv) the extent to which economies of scale would be realized if, and as, the RiverFront ETFs’ assets increase, and whether the fee level in the RiverFront Sub-Advisory Agreements reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by RiverFront under the RiverFront Sub-Advisory Agreements, the Board, including the Independent Trustees considered and reviewed information concerning the services provided under the RiverFront Sub-Advisory Agreements, the RiverFront ETFs’ respective performance, financial information regarding RiverFront, information describing RiverFront’s current organization and the background and experience of the persons responsible for the day-to-day management of the RiverFront ETFs. Based upon their review, the Board, including the Independent Trustees concluded that RiverFront was qualified to oversee the portfolio management of the RiverFront ETFs and that the services provided by RiverFront to the RiverFront ETFs are satisfactory. The Board, including the Independent Trustees considered that the contractual sub-advisory fee to be paid to RiverFront from RIGS was 0.35% of RIGS’ average daily net assets out of a total management fee of 0.46% of RIGS’ average daily net assets. The Board, including the Independent Trustees considered that the contractual subadvisory fee to be paid to RiverFront with respect to each of RFCI and RFDA was 0.35% of each Fund’s average daily net assets out of a total management fee of 0.51% with respect to RFCI’s average daily net assets, and 0.52% with respect to RFDA’s average daily net assets, respectively.

In reviewing the Riverfront ETFs’ profitability with respect to RiverFront, the Board, including the Independent Trustees, considered the costs and resources required to manage the RiverFront ETFs.

The Board, including the Independent Trustees also considered other benefits that have been and may be realized by RiverFront from its relationships with each RiverFront ETF, known as fall-out benefits.

The Board, including the Independent Trustees considered the extent to which economies of scale may be realized if the RiverFront ETFs’ assets continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Funds’ investors. They also noted that the RiverFront ETFs have experienced fluctuations in assets, which makes it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved with respect to each RiverFront ETF.

30 | alpsfunds.com

RiverFront ETFs

Statement Regarding Basis for	November 30, 2025 (Unaudited)
Approval of Investment Advisory Contract

In voting to approve each of the RiverFront Sub-Advisory Agreements, the Board, including the Independent Trustees concluded that the terms of each RiverFront Sub-Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Board, including the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

31 | alpsfunds.com

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETFs.

SS&C | ALPS ADVISORS

alpsfunds.com | 1-866-759-5679

SS&C | ALPS ADVISORS

FINANCIAL STATEMENTS & OTHER INFORMATION

Annual Report

November 30, 2025

ALPS | Smith Core Plus Bond ETF

(NYSE Arca: SMTH)

An ALPS Advisors Solution

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments	1
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements and Financial Highlights	22
Report of Independent Registered Public Accounting Firm	28
Additional Information	29
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	30
Proxy Disclosures for Open-End Management Investment Companies	31
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	32
Statement Regarding Basis for Approval of Investment Advisory Contract	33

alpsfunds.com | 1-866-759-5679

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value (Note 2)
BANK LOANS (0.79%)

Aerospace & Defense (0.46%)
TransDigm, Inc.
3M SOFR + 2.50%, 02/28/2031(a)	$10,450,527	$10,479,109

Casinos & Gaming (0.21%)
Caesars Entertainment, Inc.
1M SOFR + 2.25%, 02/06/2031(a)	4,856,374	4,814,900

Pharmaceuticals (0.12%)
Amneal Pharmaceuticals LLC
1M SOFR + 3.50%, 08/02/2032(a)	2,711,100	2,740,475

TOTAL BANK LOANS
(Cost $18,054,490)		18,034,484

Security Description	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (3.94%)

Fannie Mae
Series 2000-34, Class TZ,
8.500%, 10/25/2030	$81,153	$85,658
Series 2000-40, Class FA,
30D US SOFR + 0.614%, 07/25/2030(a)	28,570	28,579
Series 2001-51, Class PZ,
6.500%, 10/25/2031	85,915	89,890
Series 2002-60, Class FV,
30D US SOFR + 1.114%, 04/25/2032(a)	6,082	6,149
Series 2002-90, Class A1,
6.500%, 06/25/2042	165,916	168,348
Series 2003-119, Class ZP,
4.000%, 12/25/2033	31,948	31,235
Series 2003-18, Class A1,
6.500%, 12/25/2042	34,356	35,650
Series 2003-30, Class JQ,
5.500%, 04/25/2033	1,802	1,873
Series 2003-47, Class PE,
5.750%, 06/25/2033	25,293	26,421
Series 2004-52, Class ZX,
7.000%, 07/25/2034	252,998	267,083
Series 2004-90, Class AZ,
6.000%, 12/25/2034	391,436	411,741
Series 2004-92, Class TB,
5.500%, 12/25/2034	7,004	7,251
Series 2005-122, Class PY,
6.000%, 01/25/2036	20,588	21,620

Security Description	Principal Amount	Value (Note 2)
Series 2005-27, Class GH,
5.500%, 04/25/2035	$99,290	$103,651
Series 2005-3, Class CH,
5.250%, 02/25/2035	3,938	4,064
Series 2005-48, Class TD,
5.500%, 06/25/2035	60,805	63,386
Series 2005-75, Class ZP,
5.750%, 09/25/2035	140,600	148,940
Series 2005-99, Class AC,
5.500%, 12/25/2035	38,000	38,828
Series 2006-125, Class KY,
5.500%, 01/25/2037	189,581	198,511
Series 2006-78, Class BZ,
6.500%, 08/25/2036	299,163	320,786
Series 2007-36, Class PH,
5.500%, 04/25/2037	92,843	96,388
Series 2007-55, Class PH,
6.000%, 06/25/2047	29,505	31,722
Series 2007-77, Class HN,
6.000%, 08/25/2037	359,584	381,692
Series 2008-24, Class WD,
5.500%, 02/25/2038	71,333	72,436
Series 2008-6, Class A,
5.000%, 02/25/2038	163,866	165,204
Series 2009-106, Class LK,
5.500%, 08/25/2037	533,046	545,640
Series 2009-106, Class DZ,
4.500%, 01/25/2040	57,461	56,906
Series 2009-77, Class NX,
5.500%, 10/25/2039	662,283	694,086
Series 2010-123, Class BP,
4.500%, 11/25/2040	82,767	83,717
Series 2010-141, Class AL,
4.000%, 12/25/2040	15,066	14,911
Series 2010-2, Class GZ,
5.000%, 01/25/2040	125,596	126,553
Series 2010-41, Class NB,
5.000%, 05/25/2040	61,410	63,635
Series 2010-85, Class NJ,
4.500%, 08/25/2040	321,816	323,755
Series 2010-9, Class ME,
5.000%, 02/25/2040	38,560	39,795
Series 2011-110, Class ED,
2.500%, 04/25/2041	68,817	67,511
Series 2011-121, Class JP,
4.500%, 12/25/2041	12,517	12,495
Series 2011-145, Class JA,
4.500%, 12/25/2041	3,614	3,597
Series 2011-148, Class P,
4.000%, 09/25/2041	120,029	118,683
Series 2011-29, Class JC,
4.000%, 03/25/2041	115,655	112,517
Series 2012-103, Class PY,
3.000%, 09/25/2042	8,000	7,120
Series 2012-108, Class PL,
3.000%, 10/25/2042	204,271	187,777

1 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF
Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value (Note 2)
Series 2012-111, Class PB,
1.750%, 06/25/2042	$111,846	$104,071
Series 2012-111, Class B,
7.000%, 10/25/2042	178,221	194,003
Series 2012-112, Class DA,
3.000%, 10/25/2042	169,797	158,242
Series 2012-120, Class QC,
2.500%, 11/25/2042	151,000	110,342
Series 2012-128, Class NP,
2.500%, 11/25/2042	78,167	53,880
Series 2012-128, Class JE,
2.000%, 09/25/2042	126,519	116,646
Series 2012-129, Class HT,
2.000%, 12/25/2032	372,368	341,049
Series 2012-133, Class KA,
2.500%, 07/25/2042	129,259	117,020
Series 2012-136, Class PL,
3.500%, 12/25/2042	418,000	399,868
Series 2012-137, Class CZ,
4.000%, 12/25/2042	166,941	161,937
Series 2012-139, Class GB,
2.500%, 12/25/2042	102,000	72,159
Series 2012-152, Class PB,
3.500%, 01/25/2043	16,848	16,392
Series 2012-154, Class PW,
3.000%, 10/25/2042	201,275	173,424
Series 2012-16, Class K,
4.000%, 10/25/2041	73,731	73,529
Series 2012-17, Class JA,
3.500%, 12/25/2041	71,183	68,492
Series 2012-19, Class CB,
3.500%, 03/25/2042	262,901	252,897
Series 2012-26, Class MA,
3.500%, 03/25/2042	41,259	39,589
Series 2012-28, Class PT,
4.000%, 03/25/2042	250,747	248,596
Series 2012-29, Class NM,
3.500%, 04/25/2042	50,000	46,414
Series 2012-30, Class DZ,
4.000%, 04/25/2042	180,495	176,462
Series 2012-35, Class EP,
2.000%, 11/25/2040	56,952	55,905
Series 2012-36, Class MB,
2.000%, 08/25/2041	288,017	283,036
Series 2012-37, Class CA,
2.000%, 01/25/2040	98,077	96,071
Series 2012-39, Class NB,
4.000%, 04/25/2042	32,000	30,506
Series 2012-47, Class HF,
30D US SOFR + 0.514%, 05/25/2027(a)	2,109	2,109
Series 2012-51, Class HJ,
3.500%, 05/25/2042	62,156	55,503
Series 2012-56, Class WB,
3.500%, 05/25/2042	105,231	102,256

Security Description	Principal Amount	Value (Note 2)
Series 2012-58, Class KB,
3.500%, 06/25/2042	$208,600	$200,990
Series 2012-75, Class KE,
4.000%, 07/25/2042	200,000	194,473
Series 2012-83, Class AC,
3.000%, 08/25/2042	85,000	78,415
Series 2012-90, Class PB,
2.500%, 01/25/2042	61,441	59,438
Series 2012-93, Class TL,
3.000%, 09/25/2042	190,000	166,149
Series 2013-10, Class GD,
2.000%, 02/25/2033	121,954	115,398
Series 2013-119, Class NU,
1.750%, 05/25/2043	181,885	176,875
Series 2013-123, Class AG,
2.500%, 02/25/2033	470,488	465,284
Series 2013-14, Class PC,
1.250%, 03/25/2043	213,163	183,743
Series 2013-18, Class NG,
2.000%, 12/25/2042	45,302	41,038
Series 2013-29, Class JE,
1.250%, 04/25/2043	23,973	19,939
Series 2013-35, Class KL,
2.000%, 04/25/2033	81,581	77,168
Series 2013-37, Class PK,
3.500%, 04/25/2043	300,000	282,832
Series 2013-41, Class JL,
1.500%, 04/25/2038	163,953	152,352
Series 2013-44, Class Z,
3.000%, 05/25/2043	729,645	580,887
Series 2013-67, Class PK,
3.000%, 05/25/2042	201,931	198,470
Series 2013-67, Class KZ,
2.500%, 04/25/2043	148,025	130,086
Series 2013-7, Class PZ,
2.000%, 02/25/2043	193,851	120,548
Series 2013-75, Class FC,
30D US SOFR + 0.364%, 07/25/2042(a)	90,063	89,835
Series 2013-86, Class CY,
4.500%, 08/25/2043	1,320,900	1,277,204
Series 2013-86, Class Z,
3.000%, 08/25/2043	179,585	139,990
Series 2013-86, Class LG,
3.500%, 08/25/2043	230,000	201,314
Series 2013-9, Class BC,
6.500%, 07/25/2042	134,797	144,227
Series 2014-14, Class PA,
3.500%, 02/25/2044	89,190	87,879
Series 2014-8, Class Z,
3.000%, 03/25/2034	118,110	114,571
Series 2015-27, Class ME,
3.500%, 10/25/2044	30,000	28,722
Series 2015-47, Class AY,
3.000%, 07/25/2045	75,638	68,254

2 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value (Note 2)
Series 2015-58, Class ZL,
3.000%, 08/25/2045	$272,580	$237,802
Series 2015-59, Class LP,
3.500%, 08/25/2045	127,000	106,747
Series 2015-65, Class LD,
3.500%, 01/25/2036	124,000	120,102
Series 2015-75, Class LB,
3.000%, 10/25/2045	103,071	79,375
Series 2016-26, Class PA,
3.000%, 10/25/2045	104,308	99,163
Series 2016-28, Class TA,
3.250%, 07/25/2043	494,202	395,405
Series 2016-37, Class BK,
3.000%, 06/25/2046	51,561	49,977
Series 2016-42, Class DA,
3.000%, 07/25/2045	95,276	91,979
Series 2016-6, Class PA,
3.000%, 11/25/2044	99,447	96,715
Series 2016-79, Class JC,
2.500%, 11/25/2046	340,168	281,683
Series 2016-8, Class CB,
3.500%, 03/25/2046	44,813	42,804
Series 2017-10, Class FA,
30D US SOFR + 0.514%, 03/25/2047(a)	22,760	22,596
Series 2017-15, Class PE,
3.500%, 04/25/2046	41,547	40,549
Series 2017-25, Class QH,
3.000%, 04/25/2047	256,347	231,170
Series 2017-38, Class JA,
3.000%, 03/25/2047	59,012	54,330
Series 2017-38, Class JG,
2.500%, 03/25/2047	330,910	296,816
Series 2017-98, Class JC,
2.500%, 11/25/2047	137,009	123,136
Series 2018-15, Class KG,
2.500%, 01/25/2048	90,864	78,934
Series 2018-2, Class BA,
3.000%, 02/25/2045	70,716	69,758
Series 2018-2, Class HD,
3.000%, 02/25/2047	38,085	37,290
Series 2018-25, Class AL,
3.500%, 04/25/2048	98,000	90,561
Series 2018-28, Class CA,
3.000%, 05/25/2048	89,735	81,346
Series 2018-35, Class LB,
3.500%, 05/25/2048	106,000	97,140
Series 2018-50, Class DY,
3.000%, 10/25/2047	87,271	81,229
Series 2018-6, Class PA,
3.000%, 02/25/2048	59,460	54,326
Series 2018-8, Class KL,
2.500%, 03/25/2047	77,730	71,731
Series 2018-83, Class LH,
4.000%, 11/25/2048	38,187	36,711

Security Description	Principal Amount	Value (Note 2)
Series 2018-94, Class KD,
3.500%, 12/25/2048	$126,960	$117,448
Series 2019-12, Class HA,
3.500%, 11/25/2057	48,143	46,894
Series 2019-36, Class NJ,
3.000%, 07/25/2049	100,000	85,730
Series 2019-45, Class PT,
3.000%, 08/25/2049	45,161	41,735
Series 2019-74, Class GL,
3.500%, 12/25/2049	174,253	126,371
Series 2019-81, Class ML,
2.500%, 01/25/2050	119,847	79,964
Series 2020-10, Class DA,
3.500%, 03/25/2060	87,262	80,010
Series 2020-38, Class LC,
1.500%, 06/25/2040	89,699	83,685
Series 2021-59, Class H,
2.000%, 06/25/2048	47,173	40,163
Series 2021-6, Class KU,
1.500%, 02/25/2051	191,229	112,487
Series 2021-66, Class HU,
1.500%, 10/25/2051	366,996	180,033
Series 2021-72, Class NA,
1.500%, 10/25/2051	98,024	52,040
Series 2021-87, Class QB,
2.000%, 12/25/2051	46,230	28,002
Series 2021-94, Class PU,
2.000%, 01/25/2052	39,318	25,455
Series 2022-90, Class AY,
4.500%, 12/25/2041	405,000	406,526
Series 2023-12, Class GB,
6.000%, 06/25/2045	13,377,437	13,669,062
Series 2023-42, Class B,
6.000%, 07/25/2045	7,708,223	7,880,668
Series 2024-39, Class AZ,
3.000%, 11/25/2047	135,976	111,842
		40,449,773

Freddie Mac
Series 1998-2034, Class Z,
6.500%, 02/15/2028	2,790	2,837
Series 1998-2045, Class PD,
6.750%, 04/15/2028	50,450	50,921
Series 1998-2098, Class ZB,
6.000%, 11/15/2028	253,127	256,945
Series 1998-2104, Class QH,
6.500%, 12/15/2028	104,170	106,820
Series 2002-2412, Class OF,
30D US SOFR + 1.064%, 12/15/2031(a)	50,290	50,779
Series 2002-2422, Class TA,
6.500%, 02/15/2032	212,693	223,884
Series 2002-2455, Class GK,
6.500%, 05/15/2032	14,992	15,807
Series 2002-2489, Class PE,
6.000%, 08/15/2032	260,308	272,053
3 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2025

	Principal	Value
Security Description	Amount	(Note 2)
Series 2002-2495, Class ZB,
4.500%, 09/15/2032	$2,083	$2,056
Series 2002-2513, Class AF,
30D US SOFR + 1.114%, 02/15/2032(a)	15,534	15,704
Series 2003-2554, Class MN,
5.500%, 01/15/2033	4,013	4,153
Series 2003-2624, Class QH,
5.000%, 06/15/2033	14,324	14,703
Series 2003-2646, Class ZN,
5.000%, 07/15/2033	152,379	155,796
Series 2003-2673, Class PE,
5.500%, 09/15/2033	120,646	125,402
Series 2003-2725, Class TA,
4.500%, 12/15/2033	27,483	27,815
Series 2004-2768, Class PW,
4.250%, 03/15/2034	7,139	7,143
Series 2005-2944, Class OH,
5.500%, 03/15/2035	44,113	46,305
Series 2005-2973, Class GE,
5.500%, 05/15/2035	206,000	214,706
Series 2005-2978, Class CN,
5.500%, 05/15/2035	122,922	129,118
Series 2005-3033, Class WY,
5.500%, 09/15/2035	83,710	86,922
Series 2005-3034, Class ZM,
6.000%, 09/15/2035	447,006	473,606
Series 2006-3108, Class PZ,
6.000%, 02/15/2036	203,300	219,029
Series 2006-3137, Class XP,
6.000%, 04/15/2036	2,716	2,874
Series 2007-3259, Class ZL,
4.500%, 01/15/2037	446,626	446,846
Series 2007-3271, Class PC,
6.000%, 02/15/2037	846,947	897,741
Series 2007-3388, Class DZ,
5.500%, 11/15/2037	216,890	220,686
Series 2008-3472, Class CZ,
6.000%, 08/15/2036	1,236,468	1,308,313
Series 2008-3485, Class MA,
5.500%, 07/15/2036	30,824	32,233
Series 2009-3515, Class LE,
2.732%, 05/15/2037(a)	198,349	204,191
Series 2009-3533, Class CB,
4.500%, 05/15/2029	35,415	35,417
Series 2009-3575, Class D,
4.500%, 03/15/2037	148,839	150,541
Series 2009-3587, Class DA,
4.500%, 10/15/2039	59,514	59,979
Series 2010-3626, Class ME,
5.000%, 01/15/2040	28,457	29,481
Series 2010-3638, Class DB,
5.000%, 02/15/2040	75,000	77,624

	Principal	Value
Security Description	Amount	(Note 2)
Series 2010-3645, Class WD,
4.500%, 02/15/2040	$15,000	$14,967
Series 2010-3662, Class QB,
5.000%, 03/15/2038	100,966	103,797
Series 2010-3674, Class QN,
5.750%, 05/15/2036	363,142	356,383
Series 2010-3681, Class MT,
4.508%, 02/15/2038(a)	80,962	73,845
Series 2010-3704, Class CT,
7.000%, 12/15/2036	503,077	540,628
Series 2010-3764, Class QY,
4.000%, 11/15/2030	932,768	936,356
Series 2010-3772, Class NE,
4.500%, 12/15/2040	172,000	161,596
Series 2011-3924, Class LC,
4.000%, 09/15/2041	100,312	98,465
Series 2011-3943, Class LA,
3.000%, 10/15/2026	34,747	34,532
Series 2011-3954, Class PG,
2.500%, 07/15/2041	35,702	34,487
Series 2011-3957, Class BZ,
4.000%, 11/15/2041	164,186	160,569
Series 2011-3957, Class HZ,
4.000%, 11/15/2041	294,856	282,639
Series 2011-3966, Class NA,
4.000%, 12/15/2041	114,756	113,627
Series 2011-3968, Class G,
3.000%, 12/15/2026	42,882	42,646
Series 2012-3985, Class B,
2.367%, 01/15/2042	128,192	117,950
Series 2012-3990, Class GY,
3.500%, 01/15/2042	140,000	125,788
Series 2012-3992, Class HZ,
4.000%, 01/15/2042	489,583	478,547
Series 2012-3994, Class HJ,
2.000%, 06/15/2041	252,512	244,943
Series 2012-3997, Class EC,
3.500%, 02/15/2042	62,765	56,006
Series 2012-4029, Class NE,
2.500%, 03/15/2041	107,550	105,482
Series 2012-4050, Class ND,
2.500%, 09/15/2041	1,914	1,906
Series 2012-4068, Class PE,
3.000%, 06/15/2042	9,012	8,429
Series 2012-4075, Class PB,
3.000%, 07/15/2042	23,137	21,723
Series 2012-4077, Class BE,
4.000%, 07/15/2042	15,000	14,319
Series 2012-4093, Class PA,
3.000%, 08/15/2042	62,200	57,533
Series 2012-4096, Class BY,
2.000%, 08/15/2042	190,000	159,980
Series 2012-4101, Class QN,
3.500%, 09/15/2042	5,148	4,892

4 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2025

	Principal	Value
Security Description	Amount	(Note 2)
Series 2012-4112, Class CP,
2.000%, 01/15/2042	$180,883	$175,776
Series 2012-4116, Class UC,
2.500%, 10/15/2042	40,000	30,154
Series 2012-4117, Class EB,
3.500%, 10/15/2042	83,000	72,246
Series 2012-4118, Class PB,
2.500%, 10/15/2042	146,513	129,469
Series 2012-4125, Class KP,
2.500%, 05/15/2041	73,497	71,474
Series 2012-4135, Class AU,
2.000%, 11/15/2042	168,055	124,719
Series 2012-4138, Class HA,
1.250%, 12/15/2027	64,991	63,910
Series 2012-4140, Class BW,
2.500%, 12/15/2042	150,000	114,083
Series 2012-4147, Class LW,
2.000%, 12/15/2032	190,733	178,695
Series 2013-4160, Class HB,
2.500%, 12/15/2032	8,809	8,406
Series 2013-4161, Class BA,
2.500%, 12/15/2041	37,894	37,253
Series 2013-4161, Class LT,
2.500%, 08/15/2042	8,925	8,475
Series 2013-4161, Class ZW,
2.500%, 02/15/2033	169,981	148,088
Series 2013-4163, Class YL,
2.500%, 02/15/2043	1,595,600	1,328,747
Series 2013-4171, Class MN,
3.000%, 02/15/2043	46,000	35,730
Series 2013-4193, Class PK,
3.000%, 04/15/2043	73,909	71,625
Series 2013-4224, Class KC,
3.000%, 05/15/2032	20,432	20,342
Series 2013-4224, Class PA,
3.000%, 12/15/2042	301,712	295,195
Series 2013-4229, Class ZA,
4.000%, 07/15/2043	116,405	113,589
Series 2013-4247, Class AK,
4.500%, 12/15/2042	40,288	40,254
Series 2014-4315, Class UZ,
3.000%, 03/15/2044	1,019,797	946,510
Series 2014-4330, Class PE,
3.000%, 11/15/2043	145,259	141,562
Series 2014-4383, Class WT,
3.190%, 09/15/2029(a)	129,867	128,562
Series 2015-4447, Class PA,
3.000%, 12/15/2044	155,999	150,118
Series 2015-4472, Class MA,
3.000%, 05/15/2045	103,438	99,156
Series 2015-4491, Class CD,
2.500%, 03/15/2040	214,934	188,857

Security Description	Principal Amount	Value (Note 2)
Series 2016-4613, Class AF,
30D US SOFR + 1.21448%, 11/15/2037(a)	$267,014	$267,954
Series 2016-4614, Class PB,
3.000%, 01/15/2046	115,974	109,132
Series 2016-4616, Class HP,
3.000%, 09/15/2046	68,779	63,506
Series 2016-4619, Class GP,
3.000%, 10/15/2046	362,990	320,416
Series 2016-4619, Class MC,
2.500%, 05/15/2043	90,007	88,104
Series 2016-4621, Class DA,
3.000%, 12/15/2045	106,154	101,099
Series 2016-4624, Class BA,
2.000%, 04/15/2036	180,087	167,702
Series 2017-4670, Class TY,
3.000%, 03/15/2047	222,000	184,150
Series 2017-4734, Class WA,
5.708%, 01/15/2041(a)	211,154	221,921
Series 2017-4748, Class GA,
3.000%, 01/15/2045	27,252	27,095
Series 2018-4760, Class P,
3.000%, 02/15/2044	113,319	112,254
Series 2018-4792, Class BD,
3.500%, 02/15/2048	88,332	84,528
Series 2018-4813, Class CJ,
3.000%, 08/15/2048	172,342	155,229
Series 2018-4819, Class CB,
4.000%, 08/15/2048	849,837	816,705
Series 2018-4824, Class KQ,
4.000%, 06/15/2046	74,029	73,705
Series 2018-4827, Class LA,
3.500%, 08/15/2044	69,116	68,847
Series 2018-4839, Class AE,
4.000%, 04/15/2051	111,095	110,420
Series 2019-4879, Class BC,
3.000%, 04/15/2049	124,412	113,801
Series 2019-4888, Class NW,
3.000%, 05/15/2049	174,400	136,711
Series 2019-4911, Class HG,
2.250%, 04/15/2049	16,307	14,045
Series 2019-4919, Class JL,
2.500%, 09/25/2049	487,277	421,450
Series 2019-4926, Class BP,
3.000%, 10/25/2049	270,947	244,277
Series 2019-4932, Class CB,
3.500%, 03/25/2049	278,837	270,023
Series 2020-4961, Class JB,
2.500%, 12/15/2042	64,148	59,572
Series 2020-4988, Class AK,
1.000%, 07/25/2050	127,215	101,290
Series 2020-4989, Class FA,
30D US SOFR + 0.464%, 08/15/2040(a)	30,918	30,453

5 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value (Note 2)
Series 2020-4989, Class FB,
30D US SOFR + 0.464%, 10/15/2040(a)	$28,170	$27,730
Series 2020-5002, Class TJ,
2.000%, 07/25/2050	126,552	108,662
Series 2020-5005, Class DY,
1.500%, 08/25/2050	142,756	63,855
Series 2020-5036, Class NL,
2.500%, 11/25/2050	111,000	66,430
Series 2020-5058, Class LW,
1.250%, 01/25/2051	48,315	23,651
Series 2021-5080, Class CA,
2.000%, 02/25/2051	30,270	17,212
Series 2021-5083, Class MA,
2.000%, 03/25/2051	231,266	139,440
Series 2021-5085, Class HA,
1.500%, 03/25/2051	235,175	131,873
Series 2021-5094, Class Z,
2.000%, 07/25/2050	216,800	156,370
Series 2021-5116, Class HJ,
2.000%, 06/25/2051	31,738	17,657
Series 2022-5206, Class ZY,
3.500%, 03/25/2052	153,314	120,709
Series 2022-5271, Class A,
5.500%, 10/25/2047	297,435	300,137
Series 2024-5407, Class LB,
6.000%, 05/25/2054	9,033,173	9,444,194
		30,025,769
Freddie Mac Strips
Series 2016-349, Class
300, 3.000%, 05/15/2046	94,910	90,707

Freddie Mac Structured Pass-Through Certificates
Series 2002-41, Class 3A,
4.404%, 07/25/2032(a)	12,555	11,700

Ginnie Mae
Series 2003-40, Class PZ,
5.500%, 05/16/2033	343,725	342,945
Series 2003-52, Class AP,
–%, 06/16/2033(b)	12,135	10,878
Series 2004-1, Class TE,
5.000%, 06/20/2033	37,364	37,265
Series 2004-87, Class BC,
4.500%, 10/20/2034	4,684	4,673
Series 2005-13, Class BG,
5.000%, 02/20/2035	58,150	58,578
Series 2005-20, Class GZ,
5.000%, 02/16/2035	157,338	157,486
Series 2005-51, Class DC,
5.000%, 07/20/2035	3,095	3,120
Series 2005-73, Class PH,
5.000%, 09/20/2035	104,875	104,641

Security Description	Principal Amount	Value (Note 2)
Series 2006-17, Class NZ,
6.000%, 04/20/2036	$200,178	$203,004
Series 2006-20, Class QB,
6.000%, 04/20/2036	177,644	177,731
Series 2006-38, Class ZK,
6.500%, 08/20/2036	128,370	128,055
Series 2007-35, Class NE,
6.000%, 06/16/2037	1,011,095	1,029,422
Series 2007-57, Class Z,
5.500%, 10/20/2037	207,835	211,471
Series 2008-38, Class PL,
5.500%, 05/20/2038	14,073	14,442
Series 2008-50, Class KB,
6.000%, 06/20/2038	102,424	105,627
Series 2008-55, Class PL,
5.500%, 06/20/2038	15,471	15,470
Series 2008-60, Class JP,
5.500%, 07/20/2038	43,830	43,923
Series 2008-7, Class PQ,
5.000%, 02/20/2038	4,650	4,637
Series 2008-7, Class PB,
5.000%, 02/20/2038	135,723	135,347
Series 2009-15, Class FM,
1M CME TERM SOFR + 1.154%, 03/20/2039(a)	34,160	34,169
Series 2009-45, Class ZB,
6.000%, 06/20/2039	400,687	427,847
Series 2009-47, Class LT,
5.000%, 06/20/2039	65,741	66,157
Series 2009-61, Class AP,
4.000%, 08/20/2039	31,181	30,747
Series 2009-94, Class FA,
1M CME TERM SOFR + 0.814%, 10/16/2039(a)	18,054	18,103
Series 2010-134, Class YL,
4.500%, 10/20/2040	47,000	46,773
Series 2010-29, Class AD,
3.500%, 10/20/2039	78,086	76,499
Series 2010-H20, Class AF,
1M CME TERM SOFR + 0.444%, 10/20/2060(a)	11,896	11,875
Series 2010-H27, Class FA,
1M CME TERM SOFR + 0.494%, 12/20/2060(a)	92,833	92,714
Series 2011-100, Class MY,
4.000%, 07/20/2041	20,934	20,732
Series 2011-141, Class GH,
3.000%, 10/16/2041	56,490	45,857
Series 2011-150, Class DW,
3.000%, 07/16/2041	136,884	123,499
Series 2011-71, Class ZC,
5.500%, 07/16/2034	38,717	39,018
Series 2011-H11, Class FB,
1M CME TERM SOFR + 0.614%, 04/20/2061(a)	13,040	13,045

6 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value (Note 2)
Series 2012-108, Class CB,
2.500%, 09/20/2042	$17,000	$14,173
Series 2012-108, Class PB,
2.750%, 09/16/2042	38,000	31,064
Series 2012-116, Class BY,
3.000%, 09/16/2042	10,000	8,338
Series 2012-124, Class LD,
2.000%, 10/20/2042	133,865	105,458
Series 2012-32, Class PE,
3.500%, 03/16/2042	144,000	133,944
Series 2012-40, Class PW,
4.000%, 01/20/2042	105,474	104,261
Series 2012-61, Class MY,
3.000%, 05/16/2042	25,000	21,842
Series 2012-65, Class LM,
3.000%, 05/20/2042	111,419	104,747
Series 2012-77, Class MU,
2.500%, 06/20/2042	156,704	138,374
Series 2012-84, Class QH,
2.500%, 07/16/2042	123,617	114,194
Series 2012-97, Class BP,
2.500%, 08/20/2042	146,000	117,665
Series 2012-H14, Class FK,
1M CME TERM SOFR + 0.694%, 07/20/2062(a)	14,322	14,334
Series 2012-H20, Class PT,
4.708%, 07/20/2062(a)	89,196	89,269
Series 2012-H30, Class GA,
1M CME TERM SOFR + 0.464%, 12/20/2062(a)	69,811	69,745
Series 2013-117, Class ED,
4.000%, 08/20/2043	151,000	144,827
Series 2013-149, Class BP,
3.500%, 10/20/2043	104,000	89,614
Series 2013-150, Class PY,
3.500%, 10/16/2043	120,000	114,361
Series 2013-152, Class HL,
4.000%, 06/20/2043	100,000	94,597
Series 2013-22, Class GB,
2.500%, 08/20/2042	78,152	72,343
Series 2013-41, Class MY,
3.000%, 03/20/2043	16,939	15,570
Series 2013-44, Class CE,
2.500%, 03/16/2043	286,782	233,069
Series 2013-58, Class C,
2.500%, 04/20/2043	161,384	140,278
Series 2013-9, Class KY,
3.000%, 01/20/2043	25,000	22,702
Series 2013-H22, Class FB,
1M CME TERM SOFR + 0.814%, 08/20/2063(a)	77,685	77,947
Series 2014-129, Class KJ,
3.000%, 07/16/2039	100,000	91,291
Series 2014-21, Class PB,
4.000%, 02/16/2044	22,000	20,266

Security Description	Principal Amount	Value (Note 2)
Series 2014-32, Class DA,
3.500%, 02/20/2044	$163,826	$144,489
Series 2014-72, Class ML,
3.500%, 03/20/2044	253,691	238,081
Series 2014-98, Class ZP,
3.000%, 07/16/2044	245,153	198,372
Series 2014-H19, Class HA,
3.000%, 09/20/2064	238,016	230,474
Series 2014-H25, Class FB,
1M CME TERM SOFR + 0.594%, 12/20/2064(a)	55,598	55,608
Series 2015-159, Class XO,
–%, 12/20/2043(b)	2,202,733	1,400,195
Series 2015-27, Class GA,
9.342%, 12/20/2044(a)	13,572	22,166
Series 2015-31, Class B,
3.000%, 02/20/2045	200,000	184,376
Series 2015-H29, Class FA,
1M CME TERM SOFR + 0.814%, 10/20/2065(a)	272	273
Series 2016-163, Class B,
3.000%, 10/20/2046	40,000	32,242
Series 2016-46, Class Z,
3.000%, 04/20/2046	33,315	21,823
Series 2016-66, Class AB,
6.422%, 08/20/2034(a)	562,928	590,834
Series 2016-H08, Class FT,
1M CME TERM SOFR + 0.834%, 02/20/2066(a)	16,576	16,607
Series 2016-H22, Class FA,
1M CME TERM SOFR + 0.88448%, 10/20/2066(a)	210,470	210,970
Series 2016-H24, Class FG,
1M CME TERM SOFR + 0.864%, 10/20/2066(a)	172,238	172,600
Series 2017-107, Class T,
3.000%, 01/20/2047	32,938	32,808
Series 2017-11, Class PZ,
4.000%, 01/20/2047	284,594	232,632
Series 2017-134, Class CG,
2.500%, 09/20/2047	160,000	138,875
Series 2017-H14, Class FD,
1M CME TERM SOFR + 0.584%, 06/20/2067(a)	14,301	14,300
Series 2018-1, Class QJ,
3.000%, 01/20/2048	137,000	90,360
Series 2018-115, Class CA,
3.500%, 08/20/2048	102,542	96,369
Series 2018-14, Class P,
2.250%, 08/20/2046	578,952	525,846
Series 2018-H07, Class FE,
1M CME TERM SOFR + 0.464%, 02/20/2068(a)	2,833	2,826
Series 2019-108, Class NJ,
3.500%, 08/20/2049	108,865	99,530

7 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value (Note 2)
Series 2019-119, Class JE,
3.000%, 09/20/2049	$57,814	$52,440
Series 2019-145, Class PA,
3.500%, 08/20/2049	178,911	173,212
Series 2019-153, Class JZ,
3.000%, 12/20/2049	193,055	174,204
Series 2019-158, Class LA,
3.500%, 04/20/2049	262,655	256,406
Series 2019-18, Class HD,
3.500%, 02/20/2049	120,000	105,757
Series 2019-20, Class AB,
3.250%, 02/20/2049	181,507	172,831
Series 2019-61, Class KU,
3.500%, 05/20/2049	403,613	368,964
Series 2019-85, Class KG,
3.000%, 06/20/2043	102,407	99,438
Series 2020-116, Class CA,
1.000%, 08/20/2050	330,943	154,792
Series 2020-122, Class MA,
1.000%, 08/20/2050	253,959	119,128
Series 2020-149, Class WB,
1.000%, 10/20/2050	54,095	24,501
Series 2020-15, Class JH,
2.500%, 02/20/2050	226,440	193,607
Series 2020-160, Class KU,
1.500%, 10/20/2050	249,998	129,976
Series 2020-183, Class HM,
1.000%, 12/20/2050	330,000	175,617
Series 2020-183, Class BK,
1.250%, 12/20/2050	231,648	116,797
Series 2020-183, Class HY,
1.000%, 12/20/2050	146,000	61,618
Series 2020-67, Class UA,
2.000%, 05/20/2050	126,605	74,567
Series 2020-98, Class CE,
3.000%, 07/20/2050	10,089	9,469
Series 2020-H04, Class FP,
1M CME TERM SOFR + 0.614%, 06/20/2069(a)	31,279	31,263
Series 2020-H13, Class FC,
1M CME TERM SOFR + 0.564%, 07/20/2070(a)	316,140	313,906
Series 2020-H20, Class FA,
1M CME TERM SOFR + 0.464%, 04/20/2070(a)	157,072	154,996
Series 2021-225, Class EU,
2.000%, 12/20/2051	38,350	22,905
Series 2021-7, Class TU,
1.000%, 01/16/2051	189,999	101,976
Series 2021-76, Class ND,
1.250%, 08/20/2050	2,195	1,752
Series 2021-97, Class JT,
2.000%, 06/20/2051	108,850	57,177
Series 2021-H08, Class AF,
30D US SOFR + 0.30%, 01/20/2068(a)	578,451	576,356

Security Description	Principal Amount	Value (Note 2)
Series 2021-H19, Class FM,
30D US SOFR + 0.82%, 12/20/2071(a)	$178,797	$178,842
Series 2022-24, Class BC,
4.000%, 02/20/2052	149,843	144,120
Series 2022-36, Class UP,
2.000%, 11/20/2051	100,000	62,187
Series 2023-113, Class JD,
6.000%, 08/20/2053	175,000	183,970
Series 2023-13, Class CA,
2.500%, 12/20/2051	912,053	810,959
Series 2023-149, Class B,
6.000%, 01/20/2050	390,678	392,261
Series 2023-170, Class HC,
6.000%, 11/20/2041	463,274	466,102
Series 2023-173, Class DX,
6.000%, 11/20/2053	780,000	818,994
Series 2023-19, Class GZ,
5.000%, 02/20/2053	596,992	554,431
Series 2023-19, Class WB,
5.642%, 11/20/2051(a)	95,126	98,819
Series 2023-81, Class AL,
4.500%, 08/20/2040	275,000	269,990
Series 2024-20, Class PL,
7.500%, 02/20/2054	237,000	273,336
Series 2024-22, Class EL,
3.000%, 02/20/2054	120,000	92,706
Series 2024-57, Class JL,
1.000%, 05/20/2051	105,000	56,469
Series 2024-77, Class PA,
7.500%, 11/20/2052	100,246	104,564
Series 2024-97, Class PA,
7.500%, 02/20/2054	143,367	151,873
		19,155,957
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $87,262,780)		89,733,906

Security Description	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.43%)

Fannie Mae-Aces
Series 2016-M11, Class AL,
2.944%, 07/25/2039	93,702	86,949
Series 2018-M15,
Class 1A2, 3.700%, 01/25/2036	400,000	384,704
Series 2019-M16, Class X,
1.291%, 07/25/2031(a)	4,769,618	172,401
Series 2019-M23, Class X3,
0.426%, 10/25/2031(a)(c)	36,719,289	590,185
Series 2019-M26, Class X1,
0.705%, 03/25/2030(a)(c)	9,859,578	154,597

8 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value (Note 2)
Series 2019-M32, Class X2,
1.243%, 10/25/2029(a)(c)	$4,787,719	$142,542
Series 2020-M10, Class X2,
1.845%, 12/25/2030(a)(c)	9,572,342	557,666
Series 2020-M12, Class IO,
1.401%, 07/25/2029(a)(c)	2,316,307	76,708
Series 2020-M13, Class X1,
1.242%, 06/25/2031(a)(c)	4,261,412	141,972
Series 2020-M15, Class X1,
1.563%, 09/25/2031(a)(c)	6,325,243	377,262
Series 2020-M19, Class X2,
0.318%, 12/25/2032(a)(c)	21,246,043	290,684
Series 2020-M30, Class X,
0.988%, 07/25/2031(a)(c)	5,627,863	195,923
Series 2021-M21, Class X,
0.795%, 03/25/2028(a)(c)	38,651,712	270,315
Series 2021-M3, Class X1,
2.004%, 11/25/2033(a)(c)	2,961,491	184,134
Series 2021-M8, Class X,
0.317%, 11/25/2035(a)(c)	9,282,619	132,742
		3,758,784
Freddie Mac Multiclass Certificates Series 2020-P003
Series 2020-P003, Class A3,
1.956%, 09/25/2046	1,400,000	1,116,491

Freddie Mac Multifamily Structured Pass Through Certificates
Series 2017-KW03, Class X1,
0.905%, 06/25/2027(a)(c)	34,751,504	294,342
Series 2017-Q006, Class A2,
3.289%, 04/25/2028(a)	1,994,791	1,953,159
Series 2018-Q007, Class APT2,
6.439%, 10/25/2047(a)	588,391	589,131
Series 2019-K094, Class X1,
1.008%, 06/25/2029(a)(c)	1,939,916	51,414
Series 2019-Q010, Class APT3,
4.216%, 02/25/2027(a)	737,838	731,709
Series 2020-KG04, Class X1,
0.930%, 11/25/2030(a)	4,909,480	165,770
Series 2020-Q014, Class X,
2.771%, 10/25/2055(a)	4,277,835	619,242
Series 2023-KJ45, Class A2,
4.660%, 01/25/2031	600,000	613,317
		5,018,084
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $9,898,868)		9,893,359

Security Description	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (10.17%)

Fannie Mae Pool
Series 2004-,
6.000%, 08/01/2034	$23,364	$24,432
Series 2006-,
5.500%, 01/01/2037	173,713	178,560
Series 2007-,
5.500%, 08/01/2037	352,853	360,369
Series 2007-943003,
5.500%, 08/01/2047	30,378	31,012
Series 2008-,
6.340%, 08/01/2038	1,180,278	1,176,943
Series 2009-,
5.000%, 12/01/2039	344,603	348,349
5.450%, 11/01/2037	137,642	138,789
5.500%, 02/01/2037	269,303	276,227
Series 2010-,
6.500%, 08/01/2028	494,754	493,383
Series 2012-AM1671,
2.100%, 12/01/2027	85,323	83,755
Series 2013-,
2.500%, 03/01/2033	266,253	253,827
3.000%, 01/01/2043	347,617	323,159
3.500%, 07/01/2043	367,734	349,873
Series 2015-,
2.830%, 04/01/2030	217,777	208,559
3.410%, 01/01/2032	140,852	136,118
3.500%, 06/01/2030	156,050	154,229
3.600%, 02/01/2040	566,784	540,191
5.544%, 03/01/2038	507,056	529,625
Series 2016-,
3.100%, 03/01/2033	185,620	174,049
4.500%, 01/01/2039	180,134	182,025
Series 2017-,
2.000%, 07/01/2032	166,511	157,658
2.500%, 01/01/2047	150,389	131,200
3.000%, 10/01/2027	1,314,923	1,294,797
3.210%, 11/01/2032	60,000	56,100
3.260%, 08/01/2029	142,615	139,471
3.630%, 01/01/2037	672,396	622,175
5.500%, 09/01/2056	252,458	261,091
5.877%, 05/01/2048	584,342	614,462
7.000%, 02/01/2030	321,689	331,115
Series 2017-AN6670,
3.210%, 09/01/2027	27,402	26,997
Series 2017-AN7060,
2.930%, 10/01/2027	195,000	191,123
Series 2018-,
3.000%, 03/01/2033	364,036	350,865
3.000%, 01/01/2048	256,982	235,423
3.000%, 04/01/2048	298,590	266,858
3.485%, 04/01/2028	805,000	798,604
3.545%, 04/01/2028	480,942	477,708
4.000%, 11/01/2040	393,918	392,480
4.500%, 07/01/2040	90,967	91,459

9 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value (Note 2)
4.500%, 09/01/2040	$201,918	$199,893
4.500%, 02/01/2041	439,516	441,894
5.500%, 12/01/2048	75,573	78,236
Series 2018-387770,
3.625%, 07/01/2028	115,000	114,309
Series 2018-387983,
3.630%, 08/01/2028	197,881	194,812
Series 2018-AN8272,
3.170%, 02/01/2028	200,000	197,211
Series 2019-,
3.340%, 05/01/2031	230,356	223,139
3.800%, 01/01/2029	101,887	101,112
4.000%, 08/01/2048	116,466	112,874
Series 2020-,
2.010%, 04/01/2030	185,300	170,978
Series 2021-,
1.270%, 12/01/2029	183,234	164,585
2.000%, 09/01/2051	981,000	811,096
2.500%, 09/01/2051	1,996,094	1,686,140
6.000%, 01/01/2039	228,522	237,044
Series 2022-,
3.010%, 04/01/2032	104,207	97,361
3.680%, 04/01/2032	310,000	298,741
3.890%, 07/01/2032	200,000	195,234
Series 2023-,
3.500%, 04/01/2044	308,276	294,052
4.070%, 07/01/2033	120,000	118,827
4.490%, 06/01/2028	40,000	40,582
4.520%, 07/01/2033	220,000	224,276
4.610%, 11/01/2030	176,296	180,562
4.670%, 07/01/2030	185,000	189,840
4.775%, 03/01/2035	348,145	355,399
4.790%, 03/01/2028	200,000	202,333
4.920%, 08/01/2028	200,000	203,222
4.980%, 08/01/2028	197,115	200,516
5.130%, 10/01/2028	40,000	41,311
5.320%, 02/01/2033	250,000	263,141
5.350%, 07/01/2033	1,556,000	1,605,358
5.470%, 11/01/2033	1,957,757	2,054,466
5.555%, 01/01/2030	1,000,000	1,038,530
5.620%, 01/01/2032	493,820	520,909
6.000%, 10/01/2028	3,293,002	3,467,799
6.220%, 06/01/2032	2,100,000	2,243,358
6.500%, 06/01/2053	1,085,839	1,136,131
6.500%, 07/01/2053	5,630,213	5,865,715
6.500%, 08/01/2053	1,724,460	1,800,958
6.500%, 10/01/2053	128,305	133,703
7.000%, 04/01/2053	504,756	522,967
7.500%, 01/01/2054	2,339,349	2,549,663
Series 2024-,
5.340%, 07/01/2029	4,500,000	4,594,826
5.790%, 01/01/2029	750,000	762,965
5.810%, 06/01/2031	7,415,000	7,725,092
6.000%, 06/01/2054	1,343,274	1,387,150
6.000%, 07/01/2054	1,696,947	1,750,941
6.470%, 01/01/2034	1,170,000	1,232,754
6.500%, 01/01/2054	1,233,439	1,284,755

	Principal	Value
Security Description	Amount	(Note 2)
7.000%, 02/01/2054	$2,073,435	$2,206,725
7.000%, 05/01/2054	1,241,553	1,312,404
7.500%, 12/01/2053	258,197	276,874
7.500%, 01/01/2054	213,444	223,050
7.500%, 03/01/2054	270,867	283,057
Series 2025-,
1.500%, 02/01/2051	17,812,829	13,509,912
6.000%, 04/01/2040	3,700,582	3,863,863
		83,395,705
Freddie Mac Gold Pool
Series 2004-,
5.500%, 07/01/2034	67,570	68,885
Series 2005-,
5.500%, 11/01/2035	88,748	91,568
Series 2006-,
6.500%, 12/01/2034	197,691	204,013
Series 2013-,
3.000%, 04/01/2043	1,288,889	1,178,875
Series 2015-,
4.500%, 06/01/2034	408,794	415,867
Series 2024-,
2.500%, 02/01/2047	1,497,786	1,312,122
		3,271,330
Freddie Mac Non Gold Pool
Series 2016-,
5Y US TI + 1.24%,
06/01/2045(a)	383,523	377,998

Freddie Mac Pool
Series 2018-,
3.000%, 06/01/2043	298,715	274,030
3.500%, 03/01/2043	290,153	277,498
4.000%, 06/01/2037	637,194	626,202
4.500%, 01/01/2036	15,796	15,925
5.500%, 07/01/2033	96,070	97,242
Series 2019-,
3.000%, 10/01/2049	226,755	200,679
Series 2020-,
1.500%, 12/01/2045	3,543,062	2,806,326
2.000%, 06/01/2050	652,910	524,209
Series 2021-,
1.000%, 11/01/2036	135,643	118,959
1.500%, 10/01/2036	3,872,161	3,464,986
Series 2022-,
3.000%, 12/01/2051	304,543	267,033
3.500%, 07/01/2037	397,836	365,557
3.750%, 06/01/2037	338,054	315,040
5.500%, 09/01/2052	662,265	674,783
6.000%, 06/01/2052	237,459	246,508
6.500%, 12/01/2038	298,107	310,214
Series 2023-,
4.350%, 01/01/2033	1,000,000	1,001,809
4.450%, 04/01/2030	1,000,000	1,009,905
5.100%, 06/01/2028	1,150,000	1,152,369
6.500%, 04/01/2053	986,512	1,027,857
6.500%, 07/01/2053	755,680	787,850

10 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value (Note 2)
6.500%, 08/01/2053	$3,728,671	$3,894,204
6.500%, 11/01/2053	79,439	82,419
7.000%, 12/01/2053	421,844	448,804
Series 2024-,
5.030%, 02/01/2029	5,000,000	5,044,183
6.500%, 01/01/2054	3,626,143	3,784,253
6.500%, 02/01/2054	1,457,648	1,525,591
6.500%, 04/01/2054	1,494,722	1,558,751
7.000%, 08/01/2054	1,271,124	1,314,094
		33,217,280
Ginnie Mae I Pool
Series 2011-,
4.500%, 03/15/2041	586,014	585,622
Series 2013-,
3.500%, 02/15/2043	541,972	507,513
3.500%, 06/15/2043	113,284	106,530
Series 2015-,
3.000%, 07/15/2045	597,573	542,751
		1,742,416
Ginnie Mae II Pool
Series 2011-,
4.000%, 10/20/2041	337,743	322,658
Series 2012-,
3.150%, 12/20/2042	259,457	235,897
3.500%, 04/20/2042	124,218	114,627
3.500%, 05/20/2042	131,223	120,646
3.500%, 11/20/2042	155,275	143,190
4.500%, 03/20/2042	892,973	911,579
Series 2013-,
2.500%, 02/20/2043	3,036,099	2,640,516
3.000%, 01/20/2043	604,702	561,163
3.000%, 03/20/2043	400,071	372,500
Series 2015-,
3.000%, 01/20/2040	550,116	498,695
4.700%, 02/20/2065(a)	171,265	172,271
Series 2016-,
3.000%, 07/20/2046	329,029	297,184
3.750%, 09/20/2046	114,491	107,718
3.750%, 10/20/2046	125,181	117,853
Series 2017-,
3.000%, 11/20/2047	682,468	616,399
3.750%, 07/20/2047	2,507,273	2,299,792
4.000%, 09/20/2047	272,368	258,503
Series 2018-,
3.500%, 04/20/2048	335,563	311,249
4.500%, 02/20/2048	652,522	642,815
4.500%, 05/20/2048	756,496	738,747
4.500%, 09/20/2048	41,590	41,192
Series 2019-,
4.500%, 11/20/2049	805,551	788,589
5.000%, 07/20/2049	668,927	671,298
6.000%, 05/20/2049	107,943	112,119
Series 2020-,
3.000%, 01/20/2050	2,635,093	2,344,237
3.000%, 03/20/2050	1,776,450	1,584,670
3.500%, 12/20/2049	835,374	749,136

	Principal	Value
Security Description	Amount	(Note 2)
6.500%, 05/20/2039	$172,906	$184,241
Series 2021-,
2.000%, 03/20/2051	988,343	811,463
2.000%, 09/20/2051	2,794,790	2,294,573
2.500%, 09/20/2036	464,162	428,558
2.500%, 02/20/2051	2,798,165	2,387,969
2.500%, 09/20/2051	3,301,073	2,827,318
2.500%, 12/20/2051	306,777	264,265
3.000%, 08/20/2051	28,320	25,894
3.500%, 02/20/2051	479,463	445,389
3.500%, 03/20/2051	529,684	486,149
6.500%, 11/20/2036	159,172	167,886
6.500%, 09/20/2051	286,132	304,687
Series 2022-,
3.000%, 12/20/2044	7,232	6,518
3.000%, 06/20/2051	1,224,706	1,093,869
3.500%, 01/20/2052	107,361	97,010
4.000%, 12/20/2051	317,808	296,385
5.000%, 11/20/2052	254,073	254,427
5.500%, 07/20/2035	159,834	162,684
5.500%, 12/20/2052	4,513,657	4,482,350
5.500%, 08/20/2062	4,897,935	4,947,547
6.000%, 12/20/2037	98,849	103,229
7.000%, 11/20/2052	266,165	275,061
Series 2023-,
5.500%, 08/20/2053	126,054	128,612
6.000%, 09/20/2053	1,952,183	2,020,422
6.500%, 09/20/2053	700,666	733,736
6.500%, 10/20/2053	35,271	36,739
6.500%, 11/20/2053	1,857,983	1,941,913
7.000%, 11/20/2053	29,161	30,049
8.000%, 12/20/2063	843,353	886,813
Series 2024-,
3.000%, 10/20/2050	4,276,714	3,825,663
6.000%, 01/20/2054	301,314	312,786
6.000%, 02/20/2054	3,956,157	4,103,920
6.000%, 06/20/2054	2,923,419	3,018,712
6.000%, 11/20/2064	9,004,052	9,224,428
6.500%, 01/20/2054	7,082,298	7,400,515
6.500%, 08/20/2054	1,325,688	1,367,438
6.500%, 04/20/2064	503,400	520,274
6.500%, 05/20/2064	2,532,602	2,617,491
6.500%, 09/20/2064	1,527,990	1,576,599
6.500%, 10/20/2064	2,798,480	2,892,284
6.500%, 12/20/2064	2,270,884	2,347,005
7.000%, 04/20/2054	1,148,578	1,183,262
7.000%, 12/20/2063	409,385	422,704
8.000%, 12/20/2053	554,003	583,605
8.000%, 08/20/2054	2,565,770	2,752,152
8.000%, 09/20/2054	589,364	636,375
8.000%, 12/20/2063	1,016,306	1,063,764
8.500%, 06/20/2054	515,333	569,854
Series 2025-,
6.500%, 06/20/2055	1,157,716	1,207,421
6.500%, 10/20/2064	675,169	697,801
6.500%, 12/20/2064	1,158,957	1,197,804

11 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value (Note 2)
6.500%, 01/20/2065	$14,070,504	$14,542,150
		109,965,006
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $227,588,408)		231,969,735

	Principal	Value
CORPORATE BONDS (38.20%)

Aerospace & Defense (4.87%)
Boeing Co.
2.20%, 02/04/2026	6,450,000	6,424,238
6.53%, 05/01/2034	10,854,000	12,074,750
7.01%, 05/01/2064	13,997,000	16,045,710
General Dynamics Corp.
4.95%, 08/15/2035	5,850,000	6,013,463
General Electric Co.
4.90%, 01/29/2036	5,820,000	5,974,282
L3Harris Technologies, Inc.
5.35%, 06/01/2034	14,906,000	15,522,934
Lockheed Martin Corp.
5.00%, 08/15/2035	10,931,000	11,231,639
Northrop Grumman Corp.
5.25%, 07/15/2035	15,550,000	16,252,835
RTX Corp.
6.10%, 03/15/2034	19,458,000	21,478,941
Total Aerospace & Defense		111,018,792

Airlines (1.11%)
Alaska Airlines 2020-1 Class A Pass Through Trust
4.80%, 08/15/2027(d)	3,019,011	3,037,418
AS Mileage Plan IP, Ltd.
5.02%, 10/20/2029(d)	7,093,000	7,118,894
5.31%, 10/20/2031(d)	5,907,000	5,927,521
Southwest Airlines Co.
5.25%, 11/15/2035	7,298,000	7,151,438
United Airlines 2020-1 Class A Pass Through Trust Series 20-1
5.88%, 10/15/2027	1,984,920	2,029,960
Total Airlines		25,265,231

Apparel & Textile Products (0.78%)
Gildan Activewear, Inc.
5.40%, 10/07/2035(d)	6,711,000	6,711,653
VF Corp.
2.95%, 04/23/2030	12,314,000	11,066,314
Total Apparel & Textile Products		17,777,967

Auto Parts Manufacturing (0.12%)
Goodyear Tire & Rubber Co.
6.63%, 07/15/2030	2,676,000	2,721,585

Automobiles Manufacturing (1.78%)
Ford Motor Credit Co. LLC
6.50%, 02/07/2035	17,196,000	17,903,572
6.80%, 05/12/2028	6,500,000	6,771,287

Security Description	Principal Amount	Value (Note 2)
General Motors Co.
5.63%, 04/15/2030	$1,800,000	$1,880,030
6.25%, 04/15/2035	10,450,000	11,199,433
Hyundai Capital America
5.45%, 06/24/2026(d)	2,942,000	2,962,313
Total Automobiles Manufacturing		40,716,635

Banks (3.23%)
Capital One NA
USISOA05 + 1.73%, 08/09/2028(a)	5,550,000	5,746,591
Cooperatieve Rabobank UA
3.75%, 07/21/2026	2,750,000	2,740,361
Danske Bank A/S
1Y US TI + 0.95%, 03/01/2028(a)(d)	3,838,000	3,900,661
1Y US TI + 1.40%, 03/01/2030(a)(d)	3,370,000	3,515,292
First Citizens BancShares, Inc.
1D US SOFR + 1.41%, 03/12/2031(a)	2,108,000	2,141,769
5Y US TI + 1.97%, 03/12/2040(a)	11,950,000	12,230,109
Goldman Sachs Bank USA
1D US SOFR + 0.777%, 03/18/2027(a)	2,143,000	2,149,921
Morgan Stanley Private Bank NA
1D US SOFR + 1.02%, 11/19/2031(a)	5,570,000	5,601,701
Regions Financial Corp.
1D US SOFR + 2.06%, 09/06/2035(a)	4,670,000	4,829,499
Synovus Financial Corp.
1D US SOFR + 2.347%, 11/01/2030(a)	10,450,000	10,849,211
Wells Fargo & Co.
1D US SOFR + 1.34%, 09/15/2036(a)	2,323,000	2,343,866
1D US SOFR + 1.74%, 04/23/2036(a)	8,575,000	9,098,035
1D US SOFR + 2.02%, 04/24/2034(a)	8,300,000	8,703,609
Total Banks		73,850,625

Biotechnology (0.61%)
Amgen, Inc.
5.25%, 03/02/2033	9,700,000	10,112,841
GENMAB A/S/GENMAB FINANCE LLC
6.25%, 12/15/2032(d)	3,754,000	3,862,513
Total Biotechnology		13,975,354

Cable & Satellite (0.41%)
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%, 02/01/2028(d)	4,961,000	4,923,292
Sirius XM Radio LLC
5.00%, 08/01/2027(d)	4,306,000	4,310,280

12 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value (Note 2)
Total Cable & Satellite		9,233,572

Casinos & Gaming (0.18%)
Station Casinos LLC
4.50%, 02/15/2028(d)	$4,154,000	$4,113,719

Chemicals (0.10%)
Ecolab, Inc.
5.00%, 09/01/2035	2,324,000	2,387,496

Consumer Finance (1.18%)
American Express Co.
1D US SOFR + 1.237%, 10/24/2036(a)	6,304,000	6,274,844
1D US SOFR + 1.79%, 04/25/2036(a)	1,050,000	1,115,147
SOFRINDX + 1.32%, 01/30/2036(a)	3,345,000	3,499,544
Boost Newco Borrower LLC
7.50%, 01/15/2031(d)	3,550,000	3,772,674
Fidelity National Information Services, Inc.
3.10%, 03/01/2041	2,757,000	2,074,465
Global Payments, Inc.
4.88%, 11/15/2030	3,640,000	3,650,431
5.55%, 11/15/2035	4,900,000	4,898,635
Synchrony Financial
3.70%, 08/04/2026	1,500,000	1,493,894
Total Consumer Finance		26,779,634

Consumer Products (0.23%)
L'Oreal SA
5.00%, 05/20/2035(d)	5,150,000	5,312,641

Consumer Services (0.23%)
Sodexo, Inc.
5.80%, 08/15/2035(d)	4,925,000	5,192,413

Diversified Banks (0.98%)
Bank of America Corp.
1D US SOFR + 1.91%, 04/25/2034(a)	5,117,000	5,333,229
JPMorgan Chase & Co.
1D US SOFR + 0.93%, 04/22/2028(a)	2,434,000	2,483,000
1D US SOFR + 1.19%, 10/22/2036(a)	3,562,000	3,583,149
1D US SOFR + 1.62%, 01/23/2035(a)	7,176,000	7,509,536
1D US SOFR + 1.635%, 07/23/2036(a)	3,249,000	3,400,917
Total Diversified Banks		22,309,831

Entertainment Content (1.47%)
Discovery Communications LLC
4.13%, 05/15/2029	2,290,000	2,229,246

Security Description	Principal Amount	Value (Note 2)
Paramount Global
4.20%, 05/19/2032	$10,875,000	$10,132,233
4.38%, 03/15/2043	2,502,000	1,884,292
4.95%, 05/19/2050	8,926,000	6,955,751
Versant Media Group, Inc.
7.25%, 01/30/2031(d)	2,031,000	2,088,053
Warnermedia Holdings, Inc.
4.05%, 03/15/2029	3,798,000	3,687,203
4.28%, 03/15/2032	3,418,000	3,127,470
5.14%, 03/15/2052	4,370,000	3,279,685
Total Entertainment Content		33,383,933

Exploration & Production (1.97%)
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
6.63%, 07/15/2033(d)	353,000	360,042
Hilcorp Energy I LP / Hilcorp Finance Co.
6.25%, 11/01/2028(d)	3,240,000	3,266,714
7.25%, 02/15/2035(d)	9,297,000	8,851,281
Occidental Petroleum Corp.
7.88%, 09/15/2031	10,820,000	12,428,495
Permian Resources Operating LLC
5.88%, 07/01/2029(d)	2,324,000	2,333,254
6.25%, 02/01/2033(d)	3,637,000	3,730,245
7.00%, 01/15/2032(d)	6,218,000	6,479,939
9.88%, 07/15/2031(d)	2,112,000	2,279,135
Viper Energy Partners LLC
5.70%, 08/01/2035	5,017,000	5,144,858
Total Exploration & Production		44,873,963

Financial Services (3.26%)
Charles Schwab Corp.
SOFRINDX + 1.05%, 03/03/2027(a)(e)	3,718,000	3,750,633
Citadel Securities Global Holdings LLC
5.50%, 06/18/2030(d)	5,600,000	5,755,139
6.20%, 06/18/2035(d)	5,550,000	5,856,217
Goldman Sachs Group, Inc.
1D US SOFR + 1.552%, 04/25/2035(a)	2,345,000	2,519,222
1D US SOFR + 1.58%, 04/23/2031(a)	4,479,000	4,641,613
Jane Street Group / JSG Finance, Inc.
6.13%, 11/01/2032(d)	3,544,000	3,608,309
6.75%, 05/01/2033(d)	3,950,000	4,134,481
7.13%, 04/30/2031(d)	10,550,000	11,122,159
Morgan Stanley
1D US SOFR + 1.418%, 01/18/2036(a)	2,510,000	2,650,440
1D US SOFR + 1.757%, 04/17/2036(a)	10,240,000	10,874,622
1D US SOFR + 2.05%, 11/01/2034(a)	5,593,000	6,311,603

13 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value (Note 2)
Series I
1D US SOFR + 1.314%, 10/22/2036(a)	$5,325,000	$5,344,332
UBS Group AG
1D US SOFR + 1.34%, 03/23/2037(a)(d)	7,650,000	7,654,386
Total Financial Services		74,223,156

Food & Beverage (0.84%)
Mars, Inc.
4.80%, 03/01/2030(d)	2,100,000	2,152,016
5.20%, 03/01/2035(d)	2,600,000	2,690,969
Pilgrim's Pride Corp.
6.25%, 07/01/2033	4,850,000	5,206,941
6.88%, 05/15/2034	8,192,000	9,101,500
Total Food & Beverage		19,151,426

Health Care Facilities & Services (0.78%)
CVS Health Corp.
6.20%, 09/15/2055	3,976,000	4,122,921
HCA, Inc.
2.38%, 07/15/2031	7,600,000	6,821,352
5.45%, 09/15/2034	5,500,000	5,710,950
5.70%, 11/15/2055	1,216,000	1,187,630
Total Health Care Facilities & Services		17,842,853

Internet Media (0.93%)
Alphabet, Inc.
4.70%, 11/15/2035	5,591,000	5,683,451
5.35%, 11/15/2045	1,260,000	1,289,161
5.45%, 11/15/2055	1,800,000	1,831,141
5.70%, 11/15/2075	2,700,000	2,779,236
Meta Platforms, Inc.
4.88%, 11/15/2035	2,701,000	2,731,322
5.50%, 11/15/2045	4,502,000	4,506,140
Series .
5.63%, 11/15/2055	2,492,000	2,487,476
Total Internet Media		21,307,927

Manufactured Goods (0.11%)
Chart Industries, Inc.
7.50%, 01/01/2030(d)	2,310,000	2,409,767

Medical Equipment & Devices Manufacturing (1.63%)
Alcon Finance Corp.
5.38%, 12/06/2032(d)	9,650,000	10,174,453
GE HealthCare Technologies, Inc.
5.50%, 06/15/2035	7,460,000	7,794,352
Solventum Corp.
5.45%, 03/13/2031	4,850,000	5,065,691
5.60%, 03/23/2034	7,900,000	8,258,861
VSP Optical Group, Inc.
5.45%, 12/01/2035(d)	5,600,000	5,688,467
Total Medical Equipment & Devices Manufacturing		36,981,824

Security Description	Principal Amount	Value (Note 2)
Metals & Mining (0.26%)
Steel Dynamics, Inc.
5.00%, 12/15/2026	$5,900,000	$5,899,251

Pharmaceuticals (0.09%)
Amneal Pharmaceuticals LLC
6.88%, 08/01/2032(d)	1,898,000	2,007,186

Pipeline (2.41%)
Buckeye Partners LP
4.50%, 03/01/2028(d)	3,874,000	3,856,096
6.88%, 07/01/2029(d)	7,424,000	7,738,392
Energy Transfer LP
7.38%, 02/01/2031(d)	6,349,000	6,607,405
Flex Intermediate Holdco LLC
3.36%, 06/30/2031(d)	7,300,000	6,774,482
4.32%, 12/30/2039(d)	5,250,000	4,505,928
Kinetik Holdings LP
6.63%, 12/15/2028(d)	4,640,000	4,776,458
MPLX LP
6.20%, 09/15/2055	6,250,000	6,326,119
NuStar Logistics LP
6.38%, 10/01/2030	4,238,000	4,442,912
Targa Resources Corp.
4.35%, 01/15/2029	1,212,000	1,216,276
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
6.88%, 01/15/2029	8,572,000	8,694,842
Total Pipeline		54,938,910

Power Generation (0.05%)
Calpine Corp.
4.50%, 02/15/2028(d)	1,044,000	1,042,550

Property & Casualty Insurance (0.47%)
Brown & Brown, Inc.
5.55%, 06/23/2035	5,050,000	5,194,121
6.25%, 06/23/2055	5,250,000	5,507,005
Total Property & Casualty Insurance		10,701,126

Publishing & Broadcasting (0.39%)
Nexstar Media, Inc.
4.75%, 11/01/2028(d)	5,350,000	5,309,679
5.63%, 07/15/2027(d)	3,725,000	3,730,733
Total Publishing & Broadcasting		9,040,412

Real Estate (0.82%)
CoStar Group, Inc.
2.80%, 07/15/2030(d)	5,666,000	5,220,626
Cushman & Wakefield US Borrower LLC
6.75%, 05/15/2028(d)	6,278,000	6,351,961
Iron Mountain, Inc.
5.25%, 03/15/2028(d)	603,000	602,396

14 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value (Note 2)
VICI Properties LP
5.13%, 05/15/2032	$6,389,000	$6,446,349
Total Real Estate		18,621,332

Refining & Marketing (0.28%)
HF Sinclair Corp.
4.50%, 10/01/2030	2,749,000	2,720,094
5.00%, 02/01/2028	1,000,000	1,000,984
Sunoco LP
5.63%, 03/15/2031(d)	1,379,000	1,387,707
5.88%, 03/15/2034(d)	1,379,000	1,388,821
Total Refining & Marketing		6,497,606

Restaurants (0.33%)
Starbucks Corp.
3.35%, 03/12/2050	3,150,000	2,205,729
5.40%, 05/15/2035	5,144,000	5,382,149
Total Restaurants		7,587,878

Retail - Consumer Discretionary (0.25%)
Amazon.com, Inc.
4.65%, 11/20/2035	5,584,000	5,636,013

Semiconductors (1.37%)
Broadcom, Inc.
4.80%, 02/15/2036	1,640,000	1,644,500
5.20%, 07/15/2035	4,339,000	4,520,018
Foundry JV Holdco LLC
6.10%, 01/25/2036(d)	5,200,000	5,530,061
6.25%, 01/25/2035(d)	5,000,000	5,359,092
6.30%, 01/25/2039(d)	10,250,000	11,020,892
Intel Corp.
3.05%, 08/12/2051	4,965,000	3,140,565
Total Semiconductors		31,215,128

Software & Services (1.80%)
Fair Isaac Corp.
6.00%, 05/15/2033(d)	5,335,000	5,496,917
Leidos, Inc.
5.40%, 03/15/2032	6,981,000	7,294,224
5.50%, 03/15/2035	2,033,000	2,127,215
Oracle Corp.
3.60%, 04/01/2050	1,750,000	1,158,767
5.95%, 09/26/2055	4,858,000	4,555,781
Synopsys, Inc.
4.85%, 04/01/2030	4,200,000	4,291,806
5.15%, 04/01/2035	6,585,000	6,734,338
VMware LLC
2.20%, 08/15/2031	3,050,000	2,717,432
4.70%, 05/15/2030	6,610,000	6,726,502
Total Software & Services		41,102,982

Supermarkets & Pharmacies (1.33%)
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC
6.50%, 02/15/2028(d)	9,350,000	9,528,585

Security Description	Principal Amount	Value (Note 2)
Kroger Co.
5.00%, 09/15/2034	$20,474,000	$20,809,750
Total Supermarkets & Pharmacies		30,338,335

Transportation & Logistics (0.05%)
Allison Transmission, Inc.
5.88%, 12/01/2033(d)	1,140,000	1,151,103

Travel & Lodging (0.59%)
Carnival Corp.
4.00%, 08/01/2028(d)	3,134,000	3,081,962
5.75%, 08/01/2032(d)	10,100,000	10,366,267
Total Travel & Lodging		13,448,229

Utilities (0.35%)
American Water Capital Corp.
5.15%, 03/01/2034	2,658,000	2,758,613
5.25%, 03/01/2035	5,049,000	5,233,800
Total Utilities		7,992,413

Wireless Telecommunications Services (0.56%)
SoftBank Corp.
5.33%, 07/09/2035(d)	5,770,000	5,829,523
T-Mobile USA, Inc.
4.95%, 11/15/2035	3,298,000	3,316,948
Verizon Communications, Inc.
5.00%, 01/15/2036	2,468,000	2,472,298
5.88%, 11/30/2055	1,228,000	1,240,373
Total Wireless Telecommunications Services		12,859,142

TOTAL CORPORATE BONDS
(Cost $847,208,851)		870,909,940

GOVERNMENT BONDS (40.96%)

U.S. Treasury Bonds (40.96%)
United States Treasury Bonds
4.63%, 11/15/2055	84,156,000	83,564,278
4.75%, 02/15/2045	82,533,000	83,858,042
4.75%, 05/15/2055	15,261,000	15,448,186
4.75%, 08/15/2055	51,728,000	52,390,765
4.88%, 08/15/2045	61,309,000	63,244,065
United States Treasury Inflation Indexed Bonds
1.63%, 10/15/2029	21,896,030	22,240,820
1.63%, 04/15/2030	10,853,313	10,986,251

15 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2025

Security Description	Principal Amount	Value (Note 2)
United States Treasury Notes
3.50%, 10/31/2027	$37,323,000	$37,315,710
3.50%, 09/30/2029	19,004,000	18,972,450
3.63%, 08/31/2027	47,016,000	47,094,972
3.63%, 10/31/2030	26,388,000	26,414,800
3.75%, 06/30/2027	19,083,000	19,143,380
3.75%, 10/31/2032	11,799,000	11,773,190
4.00%, 05/31/2030	32,329,000	32,891,600
4.00%, 11/15/2035	123,839,000	123,655,176
4.13%, 10/31/2029	88,495,000	90,332,308
4.13%, 11/30/2029	47,135,000	48,126,492
4.25%, 01/31/2030	79,179,000	81,262,088
4.63%, 02/28/2026	64,900,000	65,014,411
Total U.S. Treasury Bonds		933,728,984

TOTAL GOVERNMENT BONDS
(Cost $923,238,055)		933,728,984

	Shares	Value (Note 2)
PREFERRED STOCK (2.82%)

Energy (0.08%)
Pipeline (0.08%)
Energy Transfer LP, Series B, 4.16%(f)(g)	1,712,000	$1,717,035

Total Energy		1,717,035

Financials (1.44%)
Banks (0.43%)
Bank of Hawaii., 8.000%(f)	86,678	2,303,034
US Bancorp, 5Y US TI + 2.541%(a)(f)(g)	4,402,000	4,277,419
Wells Fargo & Co., Series BB, 5Y US TI + 3.453%(a)(f)(g)	3,302,000	3,289,239
		9,869,692
Consumer Finance (0.18%)
Ally Financial, Inc., Series C, 7Y US TI + 3.481%(f)(g)	1,500,000	1,385,497
American Express Co., 5Y US TI + 2.854%(a)(f)(g)	2,817,000	2,769,429
		4,154,926
Diversified Banks (0.13%)
Bank of America Corp., 5Y US TI + 2.684%(a)(f)(g)	2,845,000	2,953,420

Financial Services (0.68%)
Charles Schwab Corp., Series I, 5Y US TI + 3.168%(a)(f)(g)	6,318,000	6,275,247
Goldman Sachs Group, Inc., Series X, 5Y US TI + 2.809%(a)(f)(g)	2,159,000	2,281,079

	Shares	Value (Note 2)
UBS Group AG, 6.000%(d)(f)(g)	6,952,000	$7,027,484
		15,583,810
Life Insurance (0.02%)
Jackson Financial, Inc., 5Y US TI + 3.728%(f)	16,545	433,148

Total Financials		32,994,996

Government (0.34%)
Government Agencies (0.34%)
CoBank ACB, Series M, 5Y US TI + 2.818%(a)(f)(g)	3,826,000	3,981,240
Farm Credit Bank of Texas, 5Y US TI + 3.291%(a)(f)(g)	2,543,000	2,649,936
Farm Credit Bank of Texas, Series 6, 5Y US TI + 3.01%(a)(f)(g)	1,156,000	1,195,899
		7,827,075
Total Government		7,827,075

Health Care (0.24%)
Health Care Facilities & Services (0.24%)
CVS Health Corp., 5Y US TI + 2.886%(a)(f)(g)	5,200,000	5,472,792

Total Health Care		5,472,792

Utilities (0.72%)
Power Generation (0.10%)
Vistra Corp., 5Y US TI + 6.930%(a)(d)(f)(g)	2,175,000	2,231,274

Utilities (0.62%)
American Electric Power Co., Inc., 5Y US TI + 2.675%(a)(g)	6,865,000	6,704,670
Dominion Energy, Inc., 5Y US TI + 2.262%(a)(g)	1,763,000	1,784,583
Dominion Energy, Inc., 5Y US TI + 2.006%(a)(f)(g)	2,086,000	2,108,344
Entergy Corp., 5Y US TI + 2.67%(a)(g)	1,758,000	1,850,708
National Rural Utilities Cooperative Finance Corp., 3M CME TERM SOFR + 3.172%(a)(g)	1,497,000	1,497,383
National Rural Utilities Cooperative Finance Corp., 5Y US TI + 3.533%(a)(f)(g)	170,000	179,217

Total Utilities		16,356,179

16 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2025

	Shares	Value (Note 2)
TOTAL PREFERRED STOCK
(Cost $63,234,959)		$64,368,077

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.95%)

Money Market Fund (1.95%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	3.88%	44,344,649	44,344,649

TOTAL SHORT TERM INVESTMENTS
(Cost $44,344,649)			44,344,649

TOTAL INVESTMENTS (99.26%)
(Cost $2,220,831,060)			$2,262,983,134

Other Assets In Excess Of Liabilities (0.74%)			16,843,852

NET ASSETS (100.00%)			$2,279,826,986

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

TI - Treasury Index

SOFRINDX - US SOFR Secured Overnight Financing Rate Compounded Index

Reference Rates:

1D US SOFR - 1 Day SOFR as of November 30, 2025 was 4.12%

30D US SOFR - 30 Day SOFR as of November 30, 2025 was 4.01%

1M CME TERM SOFR – 1 Month CME TERM SOFR as of November 30, 2025 was 3.86%

3M CME TERM SOFR – 3 Month CME TERM SOFR as of November 30, 2025 was 3.79%

1Y US TI - 1 Year US Treasury Bill as of November 30, 2025 was 3.61%

5Y US TI - 5 Year US TI as of November 30, 2025 was 3.59%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2025 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Issued with zero coupon.
(c)	Interest only security.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of November 30, 2025, the aggregate market value of those securities was $283,219,890, representing 12.42% of net assets.
(e)	The SOFRINDX is a compounded average of the daily Secured Overnight Financing Rate determined by reference to the SOFR Index for any interest period.
(f)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(g)	Non-Income Producing Security.

See Notes to Financial Statements and Financial Highlights.

17 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Statement of Assets and Liabilities	November 30, 2025

ASSETS:
Investments, at value	$2,262,983,134
Cash	39,013
Receivable for investments sold	2,256,794
Interest receivable	21,662,864
Total Assets	2,286,941,805

LIABILITIES:
Payable for investments purchased	6,030,050
Payable to adviser	1,084,769
Total Liabilities	7,114,819
NET ASSETS	$2,279,826,986

NET ASSETS CONSIST OF:
Paid-in capital	$2,240,739,732
Total distributable earnings/(accumulated losses)	39,087,254
NET ASSETS	$2,279,826,986

INVESTMENTS, AT COST	$2,220,831,060

PRICING OF SHARES
Net Assets	$2,279,826,986
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	87,025,000
Net Asset Value, offering and redemption price per share	$26.20

See Notes to Financial Statements and Financial Highlights.

18 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Statement of Operations	For the Year Ended November 30, 2025

INVESTMENT INCOME:
Interest	$89,109,334
Dividend Income	1,131,499
Total investment income	90,240,833

EXPENSES:
Investment adviser fees	10,526,031
Net expenses	10,526,031
NET INVESTMENT INCOME	79,714,802

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments	413,790
Net change in unrealized appreciation on investments	32,488,493
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	32,902,283
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$112,617,085

See Notes to Financial Statements and Financial Highlights.

19 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Period December 05, 2023 (Commencement of Operations) to November 30, 2024
OPERATIONS:
Net investment income	$79,714,802	$30,080,552
Net realized gain	413,790	178,500
Net change in unrealized appreciation	32,488,493	9,663,581
Net increase in net assets resulting from operations	112,617,085	39,922,633

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(83,313,999)	(30,138,720)
Total distributions	(83,313,999)	(30,138,720)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	961,169,052	1,279,570,935
Net increase from capital share transactions	961,169,052	1,279,570,935
Net increase in net assets	990,472,138	1,289,354,848

NET ASSETS:
Beginning of period	1,289,354,848	–
End of period	$2,279,826,986	$1,289,354,848

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	49,800,000	–
Shares sold	37,225,000	49,800,000
Shares outstanding, end of period	87,025,000	49,800,000

See Notes to Financial Statements and Financial Highlights.

20 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2025	For the Period December 05, 2023 (Commencement of Operations) to November 30, 2024
NET ASSET VALUE, BEGINNING OF PERIOD	$25.89	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	1.15	1.15
Net realized and unrealized gain	0.36	0.84
Total from investment operations	1.51	1.99

DISTRIBUTIONS:
From net investment income	(1.16)	(1.10)
From net realized gains	(0.04)	–
Total distributions	(1.20)	(1.10)

NET INCREASE IN NET ASSET VALUE	0.31	0.89
NET ASSET VALUE, END OF PERIOD	$26.20	$25.89
TOTAL RETURN(b)	6.01%	8.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$2,279,827	$1,289,355

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.59%	0.59	%(c)
Ratio of net investment income to average net assets	4.47%	4.57	%(c)
Portfolio turnover rate(d)	147%	169%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

21 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2025, the Trust consisted of twenty-four separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS | Smith Core Plus Bond ETF (the “Fund”). The investment objective of the Fund is to seek above average total return from a combination of current income and capital appreciation. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. The Fund primarily effects creations and redemptions partly or wholly for cash, rather than in-kind. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. The Fund’s Treasurer is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the "NYSE"), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The market price for debt securities is generally the evaluated price supplied by an independent third-party pricing service approved by the Trust’s Board of Trustees (the “Board”), which references a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the “Adviser”) as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to all Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

22 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For municipal bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

23 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2025:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Core Plus Bond ETF
Bank Loans	$–	$18,034,484	$–	$18,034,484
Collateralized Mortgage Obligations	–	89,733,906	–	89,733,906
Commercial Mortgage-Backed Securities	–	9,893,359	–	9,893,359
Mortgage-Backed Securities	–	231,969,735	–	231,969,735
Corporate Bonds	–	870,909,940	–	870,909,940
Government Bonds	–	933,728,984	–	933,728,984
Preferred Stock	2,736,182	61,631,895	–	64,368,077
Short Term Investments	44,344,649	–	–	44,344,649
Total	$47,080,831	$2,215,902,303	$–	$2,262,983,134

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2025.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2025, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
ALPS | Smith Core Plus Bond ETF	$–	$–

The tax character of the distributions paid during the fiscal year ended November 30, 2025 and fiscal year ended November 30, 2024 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2025
ALPS | Smith Core Plus Bond ETF	$83,313,999	$–	$–

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
ALPS | Smith Core Plus Bond ETF	$30,138,720	$–	$–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

24 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

As of November 30, 2025, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS | Smith Core Plus Bond ETF	$2,318,564	$310,591

As of November 30, 2025, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

ALPS | Smith Core Plus Bond ETF
(Over)/Underdistributed Ordinary Income	$239,086
Accumulated Capital Gains/(Losses)	(2,629,155)
Unrealized Appreciation/Depreciation	41,477,323

Total	$39,087,254

As of November 30, 2025, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS | Smith Core Plus Bond ETF
Gross appreciation (excess of value over tax cost)	$43,155,213
Gross depreciation (excess of tax cost over value)	(1,677,890)
Net unrealized appreciation/(depreciation)	$41,477,323
Cost of investments for income tax purposes	$2,221,505,811

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

G. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.59% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

25 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

Smith Capital Investors, LLC (the “Sub-Adviser”) serves as the Fund's sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser's advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of 0.30% of the Fund's average daily net assets. ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Effective April 1, 2025, each Trustee receives (1) a quarterly retainer of $27,500, (2) a per meeting fee of $16,500, (3) $4,000 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $7,000, the Chairman of the Audit Committee receives a quarterly retainer of $4,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,500, each in connection with their respective roles. Prior to April 1, 2025, each Trustee received (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2025, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS | Smith Core Plus Bond ETF	$3,488,887,700	$2,577,968,557

For the year ended November 30, 2025, the cost of U.S. Government security purchases and proceeds from U.S. Government security sales were as follows:

Fund	Purchases	Sales
ALPS | Smith Core Plus Bond ETF	$2,110,244,358	$1,768,177,957

For the year ended November 30, 2025, there were no in-kind transactions or realized gain/(loss) on in-kind transactions.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. An additional variable charge for cash creations, redemptions, partial cash creations or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with buying or selling the applicable securities.

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, bank failures, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, extreme weather or geological events, natural or man-made disasters or events, country instability, and infectious disease epidemics or pandemics.

7. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments that should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.

26 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Notes to Financial Statements and Financial Highlights	November 30, 2025

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

27 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS | Smith Core Plus Bond ETF

and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS | Smith Core Plus Bond ETF (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period December 5, 2023 (commencement of operations) through November 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, the results of its operations for the year then ended, and the changes in net assets and financial highlights for the year then ended and for the period December 5, 2023 (commencement of operations) through November 30, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2026

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ALPS | Smith Core Plus Bond ETF

Additional Information	November 30, 2025 (Unaudited)

TAX INFORMATION

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2024:

	Qualified Dividend Income	Dividend Received Deduction
ALPS | Smith Core Plus Bond ETF	0%	0%

In early 2025, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2024 via Form 1099. The Fund will notify shareholders in early 2026 of amounts paid to them by the Fund, if any, during the calendar year 2025.

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ALPS | Smith Core Plus Bond ETF

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

30 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2025 (Unaudited)

Not applicable for this reporting period.

31 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	November 30, 2025 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2025:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee (1)	$40,000	$–	$40,000
Edmund J. Burke, Trustee	179,500	–	179,500
Jeremy W. Deems, Trustee	184,500	–	184,500
Rick A. Pederson, Trustee	194,500	–	194,500
Joseph F. Keenan, Trustee	170,500	–	170,500
Susan K. Wold, Trustee	170,500	–	170,500
Laton Spahr, President and Trustee (2)	–	–	–
Total	$939,500	$–	$939,500

(1)	Effective December 31, 2024, Ms. Anstine retired as Trustee of the Trust.
(2)	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

Pursuant to the Fund's unitary fee arrangement, the Fund does not pay any Trustee fees. The Trustee fees are paid by the Adviser.

32 | alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Statement Regarding Basis for Approval of Investment Advisory and Sub-Advisory Contract	November 30, 2025 (Unaudited)

At its meetings held on June 4, 2025 and June 18, 2025, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of (i) the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS | Smith Core Plus Bond ETF ("SMTH" or the "Fund") and (ii) the Investment Sub-Advisory Agreement between the Trust, AAI and Smith Capital Investors, LLC (the “Sub-Adviser” or “Smith Capital”) with respect to the Fund (the “Smith Capital Sub-Advisory Agreement”). In evaluating the renewal of the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the Investment Advisory Agreement, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board, including the Independent Trustees, reviewed information on the performance of the Fund and its applicable benchmark for the 1 year and since inception periods and against the appropriate FUSE performance universe. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board, including the Independent Trustees, noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to the Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for SMTH is higher than the median of its FUSE expense group. SMTH’s net expense ratio is higher than the median of its FUSE expense group.

With respect to AAI profitability from SMTH, the Independent Trustees noted that current profitability levels were not unreasonable.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The Board, including the Independent Trustees, discussed the Smith Capital Sub-Advisory Agreement.

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ALPS | Smith Core Plus Bond ETF

Statement Regarding Basis for Approval of Investment Advisory and Sub-Advisory Contract	November 30, 2025 (Unaudited)

In evaluating the Smith Capital Sub-Advisory Agreement, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by Smith Capital with respect to SMTH under the Smith Capital Sub-Advisory Agreement; (ii) the advisory fees and other expenses paid by SMTH compared to those of similar funds managed by other investment advisers; (iii) the profitability to Smith Capital of its sub-advisory relationship with SMTH and the reasonableness of compensation to Smith Capital; (iv) the extent to which economies of scale would be realized if, and as, SMTH’s assets increase, and whether the fee level in the Smith Capital Sub-Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by Smith Capital under the Smith Capital Sub-Advisory Agreement, the Board, including the Independent Trustees considered and reviewed information concerning the services provided under the Smith Capital Sub-Advisory Agreement, SMTH’s performance, financial information regarding Smith Capital, information describing Smith Capital’s current organization and the background and experience of the persons responsible for the day-to-day management of SMTH. Based upon their review, the Board, including the Independent Trustees concluded that Smith Capital was qualified to oversee the portfolio management of Smith Capital and that the services provided by Smith Capital to SMTH are satisfactory. The Board, including the Independent Trustees considered that the contractual sub-advisory fee to be paid to Smith Capital with respect to SMTH was 0.30% of SMTH’s average daily net assets out of a total management fee of 0.59% of SMTH’s average daily net assets.

In reviewing Smith Capital’s profitability with respect to SMTH, the Board, including the Independent Trustees considered the resources involved in managing SMTH.

The Board, including the Independent Trustees also considered other benefits that have been and may be realized by Smith Capital from its relationships with SMTH, known as fall-out benefits.

The Board, including the Independent Trustees considered the extent to which economies of scale may be realized if SMTH’s assets continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved with respect to SMTH.

In voting to approve the Smith Capital Sub-Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of the Smith Capital Sub-Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Board, including the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

34 | alpsfunds.com

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETF.

SS&C | ALPS ADVISORS

alpsfunds.com | 1-866-759-5679

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Any Remuneration Paid to Directors, Officers, and Others is included as part of the Financial Statements and Financial Highlights filed under Item 7 of this Report.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Financial Statements and Financial Highlights filed under Item 7 of this Report..

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 16.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1) The Code of Ethics that is the subject of the disclosure required by Item 2 of Form N-CSR is attached hereto.

(a)(2) Not applicable.

(a)(3) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/ Laton Spahr
Laton Spahr (Principal Executive Officer)
President

Date:	February 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Laton Spahr
Laton Spahr (Principal Executive Officer)
President

Date:	February 6, 2026

By:	/s/ Erich Rettinger
Erich Rettinger (Principal Financial Officer)
Treasurer

Date:	February 6, 2026